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Business Partner Agreement

International Services Profile

We welcome you as an IBM International Business Partner for Services.

This Profile covers the details of your approval to actively market Services.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

(a)
this Profile;

(b)
General Terms (BPGT);

(c)
the applicable Attachments referred to in this Profile;

(d)
Exhibits; and

(e)
the governing Acceptance Document.

This Agreement and its applicable transaction documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us regarding the subject of this Agreement. Once this Profile is signed, 1) any reproduction of this Agreement or a transaction document made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law, and 2) all Services you market under this Agreement are subject to it. If you have not already signed an Agreement for Exchange of Confidential Information (AECI), your signature on this Profile includes your acceptance of the AECI.

After signing this Profile, please return a copy to the IBM address shown below.

Revised Profile (yes/no):	No	Date received by IBM:
Agreed to:	Agreed to: (IBM Lead Company Name)
By	/s/ E.A. FETTER Authorized signature	By	/s/ K. DODSWORTH-RUGANI Authorized signature
Name (type or print):	Name (type or print):
Date: July 25, 2002	Date: July 26, 2002
IBM Business Partner International number.:	IBM Lead Company address:
IBM Business Partner Lead Company address:

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DETAILS OF OUR RELATIONSHIP
(Name of Country of Lead Company)
Americas

Business Partner Lead Company name	QRS Corporation

IBM Lead Company name	IBM Corporation

Contract Start Date (month/year): July 2002	Duration: 36 months
Relationship Approval/Acceptance of Additional Terms:

For each approved relationship, the Lead Companies listed above agree to the terms of the following by signing this Profile. Copies of the Attachments are included.

Approved Relationship	Applicable (yes/no)	Attachment
Solution Provider/Reseller Attachment for Services	yes	BPSPRAFS
Remarketer Terms Attachment for Services	yes	BPRTAFS
Additional Terms
International Attachment	yes	BPIA
Attachment for Network and e-business Services for Remarketers	yes	BPIGN

Services Approval:

Note: The listing of Services which follows is for illustration only. The local IBM Country Organization will complete the actual Services listing.

The following Services are listed in the IBM Business Partner Agreement Acceptance Document—United States. The terms of the IBM Business Partner Agreement Acceptance Document—United States apply to the Services listed in it. In case or conflict or ambiguity, the terms of the IBM Business Partner Agreement Acceptance Document—United States prevail over all other contract documents listed in this Profile as it pertains to the Services in the United States.

We may specify in your IBM Business Partner Agreement Acceptance Document—United States that you acquire the Services from a supplier instead of from us. When you acquire the Services from the supplier, the terms of the Agreement relating to your acquisition of Services directly from us (for

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example, terms relating to the return of Services, and terms relating to the ordering of Services) are not applicable. All other terms apply.

	Approved to Market Under Complementary Mktg Terms (yes/no)	Approved to Market under Remarketer Terms (yes/no)
IBM Global Services
1) Integrated Technology Services
• Maintenance Services	no	no
• Software Services	no	no
• Site & Connectivity Services	no	no
• Backup and Recovery Services	no	no
2) Managed e-business Services
• Managed Data Network Services	no	yes
• Interchange Services for e-business	no	yes
• e-business Hosting Services	no	no
• SHOWBBS	no	yes
• Software Mall	no	yes
3) Learning Services	no	no
4) Business Innovation Services	no	no

Exclusions, if applicable:

Although included by reference in the Services approval section above, you are not approved to market these individual Services:

Minimum Attainment: Minimum Attainment does not apply, however the IE Yearly Minimum Commitments, the IDDX Yearly Minimum Commitments, and the Connectivity Services Minimum Payments as described in the Acceptance Document—United States shall apply.

Service-see country acceptance document	Volume/Revenue- see country acceptance document

Minimum Number of Trained Personnel:

See country acceptance document

Value Added Enhancement:    (Describe your Services value added enhancement):    N/A

You are approved to market to: End Users Only

3

You are approved to market to End Users in the following Caribbean North countries:

Bahamas	no	;and its sales territories of Turks and Caicos Islands
Barbados	no	;and its sales territories of Antigua, Dominica, Grenada, St Kitts, St Lucia and Tortolla
Bermuda	no
Jamaica	no	;and its sales territory of Cayman Islands
Netherlands Antilles	no	;and its sales territories of St. Maarten, Bonaire, Suriname and Aruba
Trinidad	no	;and its sales territory of Guyana

Services Approval in Latin America:

Approved Services are listed in the IBM Business Partner Agreement Acceptance-Latin America countries. The terms of the IBM Business Partner Agreement Acceptance-Latin American countries apply to the Services listed in Latin American countries and shall prevail over all other contract documents listed in this Profile with respect to the Services in Latin American countries

Services Approval in Canada:

Approved Services are listed in the IBM Business Partner Agreement Acceptance-Canada. The terms of the IBM Business Partner Agreement Acceptance-Canada apply to the Services listed in Canada and shall prevail over all other contract documents listed in this Profile with respect to the Services in Canada.

Services Approval in Caribbean North countries:

Approved Services are listed in the IBM Business Partner Agreement Acceptance-Caribbean North countries. The terms of the IBM Business Partner Agreement Acceptance-Caribbean North countries apply to the Services listed in the Caribbean North countries and shall prevail over all other contract documents listed in this Profile with respect to the Services in Caribbean North countries.

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For the Participating Companies in
EMEA

The "Schedule of Participating Companies" specifies the Companies approved within EMEA.

Relationship Approval/Acceptance of Additional Terms:

Approved Relationship/Terms	(yes/no)	Applicable Attachment
Solution Provider/Reseller Attachment for Services	no	BPSPRAFS
Remarketer Terms Attachment for Services	no	BPRTAFS
Complementary Marketing Terms Attachment for Services	no	BPCMTAFS
Additional Terms
e-business Hosting Services Attachment for Remarketers	no	BPEBHSFR
International Attachment	no	BPIA
Attachment for Network and e-business Services for Remarketers	no	BPIGN
You are approved to market to:
End Users	no
List of Services
	Approved to Market Under Complementary Mktg Terms (yes/no)	Approved to Market under Remarketer Terms (yes/no)
IBM Global Services
1) Integrated Technology Services
• Maintenance Services	no	no
• Software Services	no	no
• Site & Connectivity Services	no	no
• Backup and Recovery Services	no	no
2) Managed e-business Services
• Managed Data Network Services	no	no
• Interchange Services for e-business	no	no
• e-business Hosting Services	no	no
• SHOWBBS	no	no
• Software Mall	no	no
3) Learning Services	no	no
4) Business Innovation Services	no	no
Minimum Annual Attachment:	Service	Volume/Revenue

Minimum Number of Trained Personnel

See appropriate country Acceptance Document

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For the Participating Companies in
Asia Pacific

The "Schedule of Participating Companies" specifies the Companies approved within Asia Pacific.

Relationship Approval/Acceptance of Additional Terms:

Approved Relationship/Terms	(yes/no)	Applicable Attachment
Solution Provider/Reseller Attachment for Services	no	BPSPRAFS
Remarketer Terms Attachment for Services	no	BPRTAFS
Complementary Marketing Terms Attachment for Services	no	BPCMTAFS
Additional Terms
e-business Hosting Services Attachment for Remarketers	no	BPEBHSFR
International Attachment	no	BPIA
Attachment for Network and e-business Services for Remarketers	no	BPIGN
You are approved to market to:
End Users	no
List of Services
	Approved to Market Under Complementary Mktg Terms (yes/no)	Approved to Market under Remarketer Terms (yes/no)
IBM Global Services
1) Integrated Technology Services
• Maintenance Services	no	no
• Software Services	no	no
• Site & Connectivity Services	no	no
• Backup and Recovery Services	no	no
2) Managed e-business Services
• Managed Data Network Services	no	no
• Interchange Services for e-business	no	no
• e-business Hosting Services	no	no
• SHOWBBS	no	no
• Software Mall	no	no
3) Learning Services	no	no
4) Business Innovation Services	no	no
Minimum Annual Attachment:	Service	Volume/Revenue

Minimum Number of Trained Personnel

See appropriate country Acceptance Document

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SCHEDULE OF PARTICIPATING COMPANIES

List of Participating Business Partner Companies
and Participating IBM Companies

Each Participating Business Partner Company specified below is approved to operate under the Agreement with the associated Participating IBM Company specified below:

Geography/ Zone/ Country Name	Participating IBM Company	Participating Business Partner Company (Name & Address)
United States	IBM Corporation	QRS Corporation 1400 Marina Way South Richmond CA 94804

For EMEA:

(*)
The Territory referenced in the Agreement as applicable to this country is:

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A square (☐) indicates that material has been omitted and confidential treatment has been requested therefore. All such omitted material has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IBM Business Partner Agreement
Acceptance Document—United States

Business Partner Lead Company Name: QRS Corporation	IBM Business Partner Agreement International number:
IBM Lead Company Name: IBM Corporation	Acceptance Document number:
Contract start date*(mm/dd/yy): 07/01/2002

This Acceptance Document-United States acknowledges our acceptance of the terms of the IBM Business Partner Agreement (called the "Agreement" and defined in the International Services Profile), as modified herein, signed between the Business Partner Lead Company and the IBM Lead Company referenced above and incorporates its terms.

This Acceptance Document-United States and the Agreement are the complete agreement regarding our relationship with respect to the subject of the Agreement, and replace any prior oral or written communication between us regarding this subject. We specify the Services for which you are approved under this relationship in the IBM Business Partner Agreement International Services Profile. We and you acknowledge that we and you are parties to other agreements that are not covered by this Agreement and Acceptance Document.

By signing below, both of us agree to the terms of this Acceptance Document-United States and the Agreement. Once signed, or specified otherwise, any reproduction of this Acceptance Document-United States, made by reliable means (for example, photocopy or facsimile) is considered an original to the extent permissible under applicable law.

After signing this Acceptance Document-United States, please return a copy to the IBM Participating Company address shown below.

*The date specified above is the Start Date of the Agreement for the Business Partner Participating Companies. This date may be later than the Start Date specified for the Business Partner Lead Companies. This Acceptance Document will remain in effect until such time as the IBM Business Partner Agreement referenced above is terminated, or you as a Business Partner Participating Company withdraw from this Agreement.

Agreed to:		Agreed to:
Business Partner Participating Company name:		IBM Participating Company name:
By	/s/ ELIZABETH A FETTER Authorized signature	/s/ K. DODSWORTH-RUGANI Authorized signature
Name (type or print): Elizabeth A Fetter		Name (type or print): K. Dodsworth-Rugani
Date: July 25, 2002		Date: July 26, 2002
Business Partner Participating Company address: 1400 Marina Way South Richmond, CA 94804		IBM Participating Company address: Route 100, Bldg. 4, Somers, NY 10589

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The following additional terms govern the marketing of the Eligible Services described below. These terms prevail over and are in addition to or modify the IBM Business Partner Agreement, the IBM Business Partner Agreement—General Terms, the IBM Business Partner Agreement Remarketer Terms Attachment for Services,the IBM Business Partner Agreement Solution Provider and Reseller Attachment for Services, and the IBM Business Partner Agreement Attachment for Network and e-business Services for Remarketers.

1. Scope

QRS is approved to remarket Eligible Services to Customers in the Retail Industry in the United States, as defined in the groups set forth in the table below. Further definition can be found at the US Department of Labor website: http://155.103.6.10/cgi-bin/sic/sicser5.

☐ [TABLE REDACTED]

2. Term

The term of these services are from the Contract Start Date through June 30, 2005.

3. Definitions

Throughout this document the abbreviation "YTD" is used to mean "Year-To-Date". "YTD" means the accumulation of measurements (such as units or dollars) from January 1 of the year being measured until the end of the defined period (such as a month or quarter).

4. Eligible Services

You are authorized to market the following Eligible Services under the Remarketer Terms in the United States. From time to time, there will be additions, deletions and changes made in the Eligible Services as features or services are added, withdrawn, or modified. IBM will first discuss any material changes with you and then communicate such changes in the Eligible Services to you in writing consistent with the notice periods defined in the applicable Attachment(s). We will give you one year written notice if we decide to terminate an Eligible Service.

  •
  EDI Services and Business Exchange Services (referred to collectively as "EDI Services"), as described in IBM Global Services Service Description for IBM Application Hosting—EDI Services and IBM Application Hosting—Business Exchange Services (Z125-5710)

  •
  Those Connectivity Services, provided by AT&T through IBM, which are marked "Y" in the column "Included in MSA" in the attached spreadsheet Connectivity Rates v7 (QRS 6-24).123. These services are further described in the document AT&T Global Network Services Managed Data Network Services Global Service Description (Z125-5032)

  •
  Specific billing elements constituting Eligible Services are listed in Table A.1.

☐

5. Charges and Discounts

This section prevails over any conflicting terms in the "Prices and Payment" section of the Business Partner Agreement Remarketer Terms Attachment for Services and the IBM Business Partner Agreement Attachment for Network and e-business Services for Remarketers.

The rates listed in ☐. The discounts listed in ☐.

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Except as otherwise provided in the sections below, QRS will be charged according to the then-current non-discounted list rates itemized in the applicable Schedules of Charges for each Eligible Service:

  •
  EDI Services and Business Exchange Services, as described in IBM Global Services IBM Interchange Services for e-business Schedule of Charges (Z125-5712)
  •
  Connectivity Services, as priced in the attached spreadsheet Connectivity Rates v7 (QRS 6-24).123.

Where IBM adds new billing elements during the term of the Agreement, IBM shall use commercially reasonable efforts to provide QRS with a rate of discount for such new billing elements comparable to the rate of discount provided to QRS under this Acceptance Document for comparable existing billing elements. See Appendix A for further clarification.

6. Information Exchange Services:

Information Exchange (IE) is part of IBM's EDI Services. IBM will not charge QRS for each individual IE billing element, but will charge QRS a per-kilocharacter (kc) rate based on the actual volume of kc's used by QRS. See Table A.2 for the specific IE elements not separately charged. If the actual kc volume falls below a set minimum, IBM will charge the minimum. Actual volumes and minimums are agreed to by year, but measured and implemented monthly, as further described in this subsection.

IE Yearly Minimum Commitment:

IE	2002	2003	2004	2005
☐	☐	☐	☐	☐*

(*) Note that ☐ kc's in 2005 represent a full-year kc volume for the purposes of the calculations described in this section below. As this Agreement ends on 6/30/2005, QRS's actual commitment for 2005 is ☐ kc's.

IE Rate Table, based on yearly volumes:

IE Kilocharacters (kc's)	Greater than or equal to (millions)	But less than (millions)	2002 ($)	2003 ($)	2004 ($)	2005 ($)
Rate for kc's in range:	☐	☐	☐	☐	☐	☐
Rate for kc's in range:	☐	☐	☐	☐	☐	☐
Rate for kc's in range:	☐	☐	☐	☐	☐	☐
Rate for kc's in range:	☐	☐	☐	☐	☐	☐
Rate for kc's in range:	☐	☐	☐	☐	☐	☐

From time to time, you may request from us a ☐. We agree to consider such requests. We may accept, accept in part, reject or reject in part any such request.

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Implementation:

Step 1: To approximate the correct monthly bill, IBM will set the rate for each IE kc billing element (shown in Table A.3) at the blended rate based on the IE Yearly Minimum Commitment:

Blended Rate, based on IE Yearly Minimum Commitment:

IE	2002	2003	2004	2005
Per kc	☐	☐	☐	☐

Step 2: Each month, IBM will measure the YTD Actual IE KC Volume (based on the elements shown in Table A.3) and will compare those volumes to the YTD IE Committed Volume (defined as one-twelfth the IE Yearly Minimum Commitment multiplied by the number of elapsed months). An adjustment charge (credit or debit) will be issued to QRS in the following month's billing cycle, as follows:

  •
  If the YTD Actual IE KC Volume is less than the YTD IE Committed Volume, then the difference will be billed to QRS the following month at the Blended Rate, shown above.

  •
  If the YTD Actual IE KC Volume is equal to or greater than the YTD IE Committed Volume, then the adjustment will equal the difference of those two numbers, multiplied by the rates shown in the IE Rate Table, above. Yearly volumes in the IE Rate Table will first be adjusted to reflect YTD volumes (defined as one-twelfth the amount shown, multiplied by the number of elapsed months).

  •
  For 2002, the IE Rate Table and Blended Rate calculations only apply from the Contract Start Date; however, the IE Yearly Minimum Commitment applies to the entire year. For the purposes of calculation, the IE payments in the year 2002 will be handled in two parts:

  •
  Payments prior to the Contract Start Date will be under the terms of the previous International Business Partner Agreement. The actual number of kc's used during this period will be calculated as the Prior Contract KC's.

  •
  Payments after the Contract Start Date will use the IE Rate Table and Blended Rate calculations, as described above. YTD Actual IE KC Volume will include all kc's for 2002, including the Prior Contract KC's.

7. Internet Data and Document Exchange (IDDX) Services:

Internet Transfer (also known as Internet Data and Document Exchange (IDDX)) is a is part of IBM's Business Exchange Services. IBM will not charge QRS for each individual IDDX Internet Transfer billing element, but will charge QRS a per-kilocharacter (kc) rate based on the actual volume of kc's used by QRS. See Table A.4 for the specific IDDX elements not separately charged and/or with special rates. If the actual kc volume falls below a set minimum, IBM will charge the minimum. Actual volumes and minimums are agreed to by year, but measured and implemented monthly, as further described in this subsection.

IDDX Yearly Minimum Commitment:

IDDX	2002	2003	2004	2005
KC's (millions)	☐	☐	☐	☐

☐. IBM and QRS will work together to address those issues with the customers.

If after 12 months from the Contract Start Date QRS determines that the ☐.

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Changes to the IDDX Yearly Minimum Commitments may also be accompanied by changes to the IDDX Rate Table.

Additionally IBM shall:

1.
make commercially reasonable efforts to work with QRS to execute an appropriate QRS-defined test plan for each release prior to General Availability

2.
provide QRS with reasonable access to IBM's IDDX / Business Exchange Services product roadmap

3.
provide QRS with the reasonable ability to provide input on future product features.

IDDX Rate Table, based on yearly volumes:

IDDX Kilocharacters (kc's)	Greater than or equal to (millions)	But less than (millions)	2002 ($)	2003 ($)	2004 ($)	2005 ($)
Rate for kc's in range:	☐	☐	☐	☐	☐	☐

The rates listed above are inclusive of the IDDX service, enablement and customer support. From time to time, you may request from us a ☐. We agree to consider such requests. We may accept, accept in part, reject or reject in part any such request.

Implementation:

Step 1: To approximate the correct monthly bill, IBM will set the rate for each IDDX kc billing element (shown in Table A.5) at the rate shown in the IDDX Rate Table, above.

Step 2: Each month, IBM will measure the YTD Actual IDDX KC Volume (based on the elements shown in Table A.5 and as described in Note 3 of Table A.4) and will compare those volumes to the YTD IDDX Committed Volume (defined as one-twelfth the IDDX Yearly Minimum Commitment multiplied by the number of elapsed months). An adjustment charge (credit or debit) will be issued to QRS in the following month's billing cycle, as follows:

  •
  If the YTD Actual IDDX KC Volume is less than the YTD IDDX Committed Volume, then the difference will be billed to QRS the following month at the rate shown in the IDDX Rate Table, above.

  •
  If the YTD Actual KC Volume is equal to or greater than the YTD Committed Volume, then no adjustment is needed.

8. STEDI

As of July 1, 2002, QRS maintains a number of accounts which are trading partners with Sears and which use the STEDI system for EDI. During the term of the Agreement, QRS will ☐:

	2002	2003	2004	2005
STEDI	☐	☐	☐	☐

QRS may ☐.

At IBM's request ☐.

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9. Other EDI Services and Business Exchange Services

        A. Web EDI services (defined as IBM Forms Exchange, IBM In-Network Translation, and IBM Web Data Transfer) will be provided at ☐ usage-based billing elements (see Table A.6).

        B. IE Archiving will be provided ☐ for each message archived. IBM will provide billing information so that the number of days archived is indicated or, if IBM does not provide such detail, ☐ IE Archiving will be ☐. IE Archive Storage is measured by billing element 1863.

        C. Labor-based EDI services, will be ☐ current hourly rates.

        D. IE 800# Dial Access (as measured in kc's with billing elements 68 and 69) ☐ of total IE Dial Access (as measured in kc's with billing elements 930 and 931) is provided to QRS ☐. If IE 800# Dial Access ☐ of total IE Dial Access over a calendar year, charges for the additional usage will be paid by QRS ☐. IBM will determine the total IE 800# Dial Access and invoice QRS as appropriate in the first quarter of the following year.

        E. EDI Software. QRS Customers must contract directly with IBM for licensed programs. Programs which can be ordered by a QRS Customer under an IBM account ID that is part of QRS billing rollup structure will be invoiced to QRS at undiscounted list rates.

        F. Additional Assistance. From time to time, you may request from us a ☐. We agree to consider such requests. We may accept, accept in part, reject or reject in part any such request.

10. Connectivity Services

        A. Managed Data Network Services (MDNS) leased line services, as defined in Table A.7, will be provided to QRS ☐. Effective January 1, 2003, those elements so indicated in Table A.7 will have ☐.

        B. Dial 800# services, as defined in Table A.8, will be provided to QRS at ☐.

        C. Dial IP services, as defined in Table A.9, will be provided to QRS at ☐.

        D. Selected Other services, as defined in Table A.10, will be provided to QRS at ☐.

        E. Network Traffic. There will be ☐ for leased line network traffic. Network Traffic is measured by billing elements 15 and 16.

        F. Minimum Payment: QRS will purchase from IBM ☐ of combined connectivity services each year (prorated in 2005 to ☐; for 2002, ☐ shall also include connectivity services purchased in 2002 pursuant to the prior International Business Partner Agreement with IBM). If QRS purchases less than ☐ of combined Connectivity Services each year, defined by the billing elements shown in Table A.11, IBM will invoice QRS ☐. Reconciliation will be done semi-annually on a YTD basis, using the following method:

  •
  IBM will add up the YTD charges for the Connectivity Services billing elements found in Table A.11. Charges will take into account all discounts and all known adjustments for services incurred in the months being added. Adjustments for services incurred in prior years will not be added, regardless of the month when the credit or debit adjustment was actually issued.

  •
  If the YTD Connectivity Services charges are less than ☐ through June, or ☐ through December, IBM will then invoice QRS the difference in the next billing cycle, or as soon thereafter as possible.

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11. Administrative Charges

There will ☐ for establishing new QRS invoice accounts to support client administration and the electronic delivery of monthly billing information to QRS.

12. Billing and Invoicing

IBM agrees to work with QRS to establish the accuracy of billing records. If a QRS customer is in dispute of charges based on IBM provided billing records, IBM will use commercially reasonable efforts to address the dispute with the QRS and the end user.

We agree to maintain billing records for three years.

If an End User terminates a Service because IBM has not met its obligations concerning that Service and provided that IBM is given a reasonable opportunity to cure any deficiency in performance, then no minimum notice shall be required for the End User to terminate said Service, and no further charges from the date of termination will be invoiced to QRS for that Service for that End User.

QRS agrees to pay IBM for the services described in this Agreement upon receipt of an invoice from IBM. Invoices received by QRS on or before the 10th day of the month shall be paid before the end of that month. Invoices received by QRS after the 10th of the month shall be paid net 30 days. For invoices not paid as described above, QRS will be assessed a late payment fee equal to the lesser of (i) one percent (1%) of such invoice amounts due per every thirty (30) days or portion thereof or (ii) the maximum amount permissible by the applicable law.

In the event QRS reasonably disputes any amount reflected on an invoice due to a billing error, it will document the exact amount disputed by account, month, and billing element and provide such documentation to IBM, which will work with QRS to resolve the dispute. The amount in dispute will not be subject to late payment fees for the period in which IBM and QRS are working to resolve the dispute.

QRS also explicitly agrees that all outstanding invoices which were sent under the terms of the prior International Business Partner Agreement with IBM and received before the Contract Start Date will be paid by July 25, 2002.

13. Education and Training

This section replaces item #12 of the "Your Responsibilities" section of the IBM Business Partner Agreement Attachment for Network and e-business Services for Remarketers.

☐.

QRS shall maintain at least the following number trained personnel by Eligible Service:

	Mgmt	Product Mgmt/Mktg	Sales	Pre-Sales	Support
EDI	☐	☐	☐	☐	☐
Connectivity	☐	☐	☐	☐	☐

14. Business Partnership Meetings

QRS and IBM will participate in at least two (2) Business Partnership Meetings per year.

15. Reports

QRS will provide ☐ to IBM by IBM product line by month.

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16. Migrations

☐

☐.

17. ☐

IBM ☐for the services set forth in sections ☐ commencing on an anniversary date of this Agreement.

☐

18. Remarketer Support

During the term of the Agreement, IBM agrees to provide ☐ to support QRS in its remarketing of the Eligible Services and in assisting QRS in meeting the needs of its customers. One person shall be designated as QRS's primary contact, and shall have QRS support as their primary responsibility.

If a QRS customer has an issue with the quality of the Eligible Services, IBM will use commercially reasonable efforts to address the issue with QRS and the customer.

19. Changes to the Agreement Terms

This section replaces Section 10 Changes to the Agreement Terms of the IBM Business Partner Agreement—General Terms.

For a change to this Agreement to be valid both of us must agree in writing. Changes are not retroactive. Additional or different terms in any written communication from either of us (such as an order), are void.

20. Ending the Agreement

This Section replaces Section 4. Ending the Agreement in the IBM Business Partner Agreement—Remarketer Terms Attachment for Services.

Regardless of the contract duration specified in the Profile or any renewal period in effect, either of us may terminate this Agreement for material breach. You may terminate the agreement without cause on three months written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable. If you terminate this Agreement without cause, you remain obligated to pay any minimums specified in your Acceptance Document.

If we provide you with notice of termination of this Agreement for material breach, we shall allow you a reasonable opportunity to cure except when such breach is so egregious in nature that a cure is not practicable. If you fail to cure, the date of termination is that specified in the notice.

However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you include, but are not limited to: if you do not comply with the terms of a transaction document; if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so unless we have breached a material term of the Agreement.

At the end of this Agreement, each of us agrees to immediately settle any accounts with the other. We may offset any amounts due you against amounts due us, or any of our Related Companies as allowable under applicable law.

You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

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Both of us agree that in the event that (i) we and you mutually agree to end the Agreement; (ii) we terminate the Agreement for a reason permitted in the Agreement (including an uncured material breach) or choose not to renew it; or (iii) you terminate the Agreement for material breach by us that we do not cure after a reasonable opportunity to do so, we will mutually develop an orderly disengagement plan and a reasonable schedule (not to exceed six months unless otherwise agreed), and then implement the plan to terminate our respective activities under this Agreement. All prices and discounts set forth in this Agreement shall apply during the implementation of the disengagement plan. In the event that you terminate the Agreement other than for a material breach by us or you choose not to renew it, then we shall have no obligation to develop or implement a disengagement plan with you that extends beyond the termination date of the Agreement.

Appendix A. Tables

The following tables are set forth in this section. IBM and QRS will review the billing element tables for accuracy on a regular basis. Discountable monthly, recurring or usage-based billing elements not listed are intended to be included in the appropriate tables based on their service category, following the pattern of those elements already defined. Non-discountable, installation, one-time, subscription, volume commitment, passthru, and special charges will be individually considered.

A.1 All Eligible Service Billing Elements

A.2 IE Elements Not Separately Charged

A.3 IE Kilocharacter Elements

A.4 IDDX Elements with Special Rates

A.5 IDDX Kilocharacter Elements

A.6 WebEDI Discountable Elements

A.7 Managed Data Network Services (MDNS) Leased Line Discountable Elements

A.8 Dial 800# Discountable Elements

A.9 Dial IP Discountable Elements

A.10 Selected Other Discountable Elements

A.11 Connectivity Services Elements

9

A square (☐) indicates that material has been omitted and confidential treatment has been requested therefore. All such omitted material has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

TABLE A.1—ALL ELIGIBLE SERVICE BILLING ELEMENTS

Product	Text BE	IBM DESCRIPTION	QRS DESCRIPTION	Old Contract Discount	Notes	2H2002 Contract Discount	2003-5 Contract Discount
VMPS	1	VM INTERACTIVE CRUS—PRIME	VM INTERACTIVE CRUS—PRIME	☐	☐	☐	☐
VMPS	2	VM INTERACTIVE CRUS—NON-PRIME	VM INTERACTIVE CRUS—NONPRIME	☐	☐	☐	☐
MVSP	9	MVS BACKGROUND CRUS—PRIME	MVS BACKGRND CRU PRIME	☐	☐	☐	☐
MVSP	10	MVS BACKGROUND CRUS—NON-PRIME	MVS BACKGRND CRU NONPRIME	☐	☐	☐	☐
NS	15	NETWORK TRAFFIC—PRIME	NETWORK TRAFFIC—PRIME	☐	☐	☐	☐
NS	16	NETWORK TRAFFIC—NONPRIME	NETWORK TRAFFIC—NONPRIME	☐	☐	☐	☐
IE	19	IE MESSAGES—PRIME	DATA EXCHANGE—MESSAGING—MESSAGES—PRIME	☐	☐	☐	☐
IE	20	IE MESSAGES NON-PRIME	DATA EXCHANGE—MESSAGING—MESSAGES—NON-PRIME	☐	☐	☐	☐
IE	25	IE CHARACTERS—PRIME	DATA EXCHANGE MESSAGING—CHARACTERS—PRIME	☐	☐	☐	☐
IE	26	IE CHARACTERS NON-PRIME	DATA EXCHANGE MESSAGING—CHARACTERS—NON-PRIME	☐	☐	☐	☐
MVSP	34	NRUS—PRIME	NRUS—PRIME	☐	☐	☐	☐
MVSP	35	NRUS—NON-PRIME	NRUS—NON-PRIME	☐	☐	☐	☐
DIAL	38	"800" DIAL SURCHARGE—LOCAL—PRIME	800 DIAL SURCHARGE—LOCAL—PRIME	☐	☐	☐	☐
DIAL	39	"800" DIAL SURCHARGE—LOCAL—NONPR	800 DIAL SURCHARGE—LOCAL—NON-PRIME	☐	☐	☐	☐
VMPS	49	MB NON-DEDICATED DASD—VM	MB NON-DEDICATED DASD—VM	☐	☐	☐	☐
MVSP	50	MB NON-DEDICATED DASD—MVS/AS	MB NON-DEDICATED DASD—MVS/AS	☐	☐	☐	☐
MVSP	55	USERID'S ON FILE	USERID'S ON FILE	☐	☐	☐	☐
IE	68	IE "800" DIAL ACCESS—PRIME	DATA EXCHANGE—800 DIAL ACCESS—PRIME	☐	☐	☐	☐
IE	69	IE "800" DIAL ACCESS—NON-PRIME	DATA EXCHANGE—800 DIAL ACCESS—NON-PRIME	☐	☐	☐	☐
OTHER	100	CASINET—PRIME	CASINET—PRIME	☐	☐	☐	☐
NS	106	HOST ADMINISTRATION FOR SNI	HOST ADMINISTRATION FOR SNI	☐	☐	☐	☐
NS	129	ATTACHED NETWORK RESOURCE REGIST	ATTACHED NETWORK RESOURCE REGISTRATION	☐	☐	☐	☐

SHOW	157	LEGENT	TW LEGENT CONNECTIVITY	☐	☐	☐	☐
OTHER	200	INTERCONTINENTAL TSO/MVS DASD STORAGE	INTERCONTINENTAL TSO/MVS DASD STORAGE	☐	☐	☐	☐
OTHER	250	LEASED LINE (NON-BILL) NON-PRIME	LEASED LINE (NON-BILL) NON-PRIME	☐	☐	☐	☐
VMPS	299	MB/MIN ON-LINE DISK FACILITY—VM	MB/MIN ON-LINE DISK FACILITY—VM	☐	☐	☐	☐
BASE	300	ADMINISTRATION CHARGE / ROLL-UP	ADMINISTRATION CHARGE / ROLL-UP	☐	☐	☐	☐
NS	313	AS/400 SITE 9600 BPS—MONTHLY	AS/400 SITE 9600 BPS—MONTHLY	☐	☐	☐	☐
NS	315	AS/400 SITE 19200 BPS—MONTHLY	AS/400 SITE 19200 BPS—MONTHLY	☐	☐	☐	☐
NS	317	AS/400 CONNECTION 9600 BPS—MONTH	AS/400 CONNECTION 9600 BPS—MONTHLY	☐	☐	☐	☐
NS	319	AS/400 CONNECTION 19200 BPS—MONT	AS/400 CONNECTION 19200 BPS—MONTHLY	☐	☐	☐	☐
NS	323	ENHANCED ATTACH 19200 BPS—MONTHL	ENHANCED ATTACH 19200 BPS—MONTHLY	☐	☐	☐	☐
NS	324	STANDARD ATTACH 19200 BPS—MONTHL	STANDARD ATTACH 19200 BPS—MONTHLY	☐	☐	☐	☐
NS	325	ALTERNATE ATTACH 19200 BPS—MONTH	ALTERNATE ATTACH 19200 BPS—MONTHLY	☐	☐	☐	☐
SW	330	IBM EXPEDITE/MVS HOST	IBM EXPEDITE/MVS HOST	☐	☐	☐	☐
BASE	386	MONTHLY BASE CHARGE	MONTHLY BASE CHARGE RATE	☐	☐	☐	☐
NS	387	ENHANCED ATTACH UP TO 9600 BPS—M	ENHANCED ATTACH UP TO 9600 BPS—MONTHLY	☐	☐	☐	☐
NS	389	ENHANCED ATTACH 14400 BPS—MONTHL	ENHANCED ATTACH 14400 BPS—MONTHLY	☐	☐	☐	☐
NS	391	ENHANCED ATTACH 56000 BPS—MONTHL	ENHANCED ATTACH 56000 BPS—MONTHLY	☐	☐	☐	☐
NS	395	STANDARD ATTACH 14400 BPS—MONTHL	STANDARD ATTACH 14400 BPS—MONTHLY	☐	☐	☐	☐
NS	399	ALTERNATE ATTACH UP TO 9600 BPS—	ALTERNATE ATTACH UP TO 9600 BPS—MONTHLY	☐	☐	☐	☐
NS	400	ALTERNATE ATTACH 14400 BPS—MONTH	ALTERNATE ATTACH 14400 BPS—MONTHLY	☐	☐	☐	☐
NS	401	ALTERNATE ATTACH 56000 BPS—MONTH	ALTERNATE ATTACH 56000 BPS—MONTHLY	☐	☐	☐	☐
NS	420	RECOVERY OF COMMON CARRIER MONTH	RECOVERY OF COMMON CARRIER MONTHLY CHGS	☐	☐	☐	☐
SW	493	EXPEDITE/CICS MONTHLY CHARGE	EXPEDITE/CICS MONTHLY CHARGE	☐	☐	☐	☐
OTHER	500	ELECTRONIC TRADING PARTNER CHARGE	ELECTRONIC TRADING PARTNER CHARGE	☐	☐	☐	☐
MVSP	518	SPECIAL BID MONTHLY STANDARD PRO	TW SPECIAL BID MONTHLY STANDARD PRODUCT CHG.	☐	☐	☐	☐
MVSP	519	SPECIAL BID ONE TIME	SPECIAL BID ONE TIME	☐	☐	☐	☐
NS	538	SNBU MONTHLY CHARGE	SNBU MONTHLY CHARGE	☐	☐	☐	☐
IE	550	IE INTERCONNECT CHARACTERS—PRI	INTERCONNECT CHARACTERS—PRIME	☐	☐	☐	☐

IE	551	IE INTERCONNECT CHARACTERS—NON	INTERCONNECT CHARACTERS—NON PRIME	☐	☐	☐	☐
MVSP	574	RSVSF MONTHLY SUBSCRIPTION FEE	RSVSF MONTHLY SUBSCRIPTION FEE	☐	☐	☐	☐
NS	590	HCF ACCESS	TW CONNECTIVIITY HCF ACCESS	☐	☐	☐	☐
NS	597	19.2 SHARED BRIDGE	19.2 SHARED BRIDGE	☐	☐	☐	☐
OTHER	600	BULK RCS	BULK RCS	☐	☐	☐	☐
NS	667	ENS CONNECTION 56000 BPS—MONTHLY	ENS CONNECTION 56000 BPS—MONTHLY	☐	☐	☐	☐
NS	668	ENS SNI CONNECTION 19.2 BPS—MTHL	ENS SNI CONNECTION 19.2 BPS—MTHLY	☐	☐	☐	☐
UMSGIMX	703	IBM MAIL EXCHANGE MAILBOX CHARGE	IBM MAIL EXCHANGE MAILBOX CHARGE	☐	☐	☐	☐
UMSGIMX	704	INTERNATIONAL MESSAGE DELIVERY C	INTERNATIONAL MESSAGE DELIVERY CHARGE	☐	☐	☐	☐
UMSGIMX	706	NATIONAL MESSAGE DELIVERY CHARGE	NATIONAL MESSAGE DELIVERY CHARGE	☐	☐	☐	☐
IE	715	IE BULK CHARACTERS—PRIME	DATA EXCHANGE MESSAGING—BULK CHARACTERS—PRIME	☐	☐	☐	☐
IE	716	IE BULK CHARACTERS—NONPRIME	DATA EXCHANGE MESSAGING—BULK CHARACTERS—NON-P	☐	☐	☐	☐
DIAL	732	DIAL SERVICES—LOCAL—PRIME	DIAL SERVICES—LOCAL—PRIME	☐	☐	☐	☐
DIAL	733	DIAL SERVICES—LOCAL—NONPRIME	DIAL SERVICES—LOCAL—NONPRIME	☐	☐	☐	☐
BASE	771	LIMITED SERVICES USERID CHARGE	LIMITED SERVICES USERID CHG	☐	☐	☐	☐
DIAL	803	DIAL SVCS—PEER COMMUNICATIONS—PR	DIAL SVCS—PEER COMM—PRIME	☐	☐	☐	☐
DIAL	804	DIAL SVCS—PEER COMMUNICATIONS—NO	DIAL SVCS—PEER COMM—NONPRIME	☐	☐	☐	☐
DIAL	805	"800" DIAL SURCHARGE—PEER COMM—P	800 DIAL SURCHARGE—PEER COMM—PRIME	☐	☐	☐	☐
DIAL	806	"800" DIAL SURCHARGE—PEER COMM—N	800 DIAL SURCHARGE—PEER COMM—NONPRIME	☐	☐	☐	☐
UMSGFAX	874	IBM MAIL EXCHANGE FAX DELVRY CHG	IBM MAIL EXCHANGE FAX DELVRY CHG BAND 1	☐	☐	☐	☐
UMSGFAX	875	IBM MAIL EXCHANGE FAX DELVRY CHG	IBM MAIL EXCHANGE FAX DELVRY CHG BAND 2	☐	☐	☐	☐
UMSGFAX	878	IBM MAIL EXCHANGE FAX DELVRY CHG	IBM MAIL EXCHANGE FAX DELVRY CHG BAND 3	☐	☐	☐	☐
SW	889	IBM EXPEDITE BASE/MVS	IBM EXPEDITE BASE/MVS	☐	☐	☐	☐
IE	924	IE BULK INTERCONNECT—PRIME	BULK INTERCONNECT—PRIME	☐	☐	☐	☐
IE	925	IE BULK INTERCONNECT—NON-PRIME	BULK INTERCONNECT—NON-PRIME	☐	☐	☐	☐

IE	930	IE LOCAL DIAL ACCESS—PRIME	LOCAL DIAL ACCESS—PRIME	☐	☐	☐	☐
IE	931	IE LOCAL DIAL ACCESS—NON-PRIME	LOCAL DIAL ACCESS—NON-PRIME	☐	☐	☐	☐
IE	934	EVENT NOTIFICATION CALLOUT	DATA EXCHANGE CALL-OUT	☐	☐	☐	☐
NS	937	ENS PT—PT CONNECTION 9600 BPS MO	ENS PT—PT CONNECTION 9600 BPS MONTHLY	☐	☐	☐	☐
SHOW	972	SOFTWARE MALL MONTHLY SUBSCRIPTI	SOFTWARE MALL MONTHLY SUBSCRIPTION FEE	☐	☐	☐	☐
SHOW	979	SOFTWARE MALL MONTHLY FEE	SOFTWARE MALL MONTHLY FEE	☐	☐	☐	☐
SHOW	1006	MO SUBSCRIPTION CHG	MO SUBSCRIPTION CHG	☐	☐	☐	☐
NS	1086	LLS 56KB SNI STANDARD MONTHLY	LLS 56KB BPS SNI STANDARD MONTHLY	☐	☐	☐	☐
NS	1087	LLS 56KB STANDARD MONTHLY	LLS 56KB STANDARD MONTHLY	☐	☐	☐	☐
NS	1088	LLS 19,200 BPS SNI STANDARD MONT	LLS 19.2K BPS SNI STANDARD MONTHLY	☐	☐	☐	☐
NS	1089	LLS 19,200 BPS STANDARD MONTHLY	LLS 19.2K BPS STANDARD MONTHLY	☐	☐	☐	☐
NS	1091	LLS 14,400 BPS STANDARD MONTHLY	LLS 14.4K BPS STANDARD MONTHLY	☐	☐	☐	☐
NS	1092	LLS 9,600 BPS SNI STANDARD MONTH	LLS 9.6K BPS SNI STANDARD MONTHLY	☐	☐	☐	☐
NS	1093	LLS 9,600 BPS STANDARD MONTHLY	LLS 9.6K BPS STANDARD MONTHLY	☐	☐	☐	☐
NS	1094	LLS 56KB SNI MULTIPLE SITE COMMI	LLS 56KB SNI STANDARD MONTHLY	☐	☐	☐	☐
NS	1096	LLS 19.2 SNI MULTIPLE SITE COMMI	LLS 19.2K SNI STANDARD MONTHLY	☐	☐	☐	☐
NS	1102	LLS 56KB SNI REVENUE COMMITMENT	LLS 56KB SNI REVENUE COMMITMENT RATE-25	☐	☐	☐	☐
NS	1103	LLS 56KB REVENUE COMMITMENT	LLS 56KB REVENUE COMMITMENT RATE-25	☐	☐	☐	☐
NS	1104	LLS 19,200 BPS SNI REVENUE COMMI	LLS 19.2K BPS SNI REVENUE COMMITMENT RATE-25	☐	☐	☐	☐
NS	1105	LLS 19,200 BPS REVENUE COMMITMEN	LLS 19.2K BPS REVENUE COMMITMENT RATE-25	☐	☐	☐	☐
NS	1106	LLS 14,400 BPS SNI REVENUE COMMI	LLS 14.4K BPS SNI REVENUE COMMITMENT RATE-25	☐	☐	☐	☐
NS	1107	LLS 14,400 BPS REVENUE COMMITMEN	LLS 14.4K BPS REVENUE COMMITMENT RATE-25	☐	☐	☐	☐
NS	1108	LLS 9,600 BPS SNI REVENUE COMMIT	LLS 9.6K BPS SNI REVENUE COMMITMENT RATE-25	☐	☐	☐	☐

NS	1109	LLS 9,600 BPS REVENUE COMMITMENT	LLS 9.6K BPS REVENUE COMMITMENT RATE-25	☐	☐	☐	☐
NSINTER	1111	INTRNETWKNG—56KB	INTERNETWORKING—56Kb	☐	☐	☐	☐
NSINTER	1112	INTRNETWKNG—256KB	INTERNETWORKING—256Kb	☐	☐	☐	☐
NSINTER	1113	INTRNETWKNG—512KB	INTERNETWORKING—512Kb	☐	☐	☐	☐
NSINTER	1114	INTRNETWKNG—T1	INTERNETWORKING—T1	☐	☐	☐	☐
NSINTER	1115	INTRNETWKNG—56KB SPCL	INTRNETWKNG—56KB SPCL	☐	☐	☐	☐
NSINTER	1117	INTRNETWKNG—512KB SPCL	INTERNETWORKING—512Kb Spc1	☐	☐	☐	☐
NSINTER	1127	INTRNETWKNG INSTALL—56KB	INTERNETWORKING INSTALL—56Kb	☐	☐	☐	☐
NS	1146	ALTERNATE SITE BACKUP—56 KBPS	ALTERNATE SITE BACKUP—56 KBPS	☐	☐	☐	☐
SHOW	1156	SOFTWARE MALL BULK 1-50 USERIDS	SOFTWARE MALL BULK 1-50 USERIDS	☐	☐	☐	☐
IE	1175	IE DIALOUT—PRIME	DATA EXCHANGE DIALOUT—PRIME	☐	☐	☐	☐
IE	1176	IE DIALOUT—NON-PRIME	DATA EXCHANGE DIALOUT—NON-PRIME	☐	☐	☐	☐
NS	1177	PARADYNE MODEM—MONTHLY	PARADYNE MODEM—MONTHLY	☐	☐	☐	☐
OTHER	1200	VOICE—BAND5 NON-SECURE DAY ON/ON	VOICE—BAND5 NON-SECURE DAY ON/ON	☐	☐	☐	☐
OTHER	1502	EDI MAGIC SERVICES & PROGRAM SUPPORT	EDI MAGIC SERVICES & PROGRAM SUPPORT	☐	☐	☐	☐
NSINTER	1632	INTRNETWKNG 2ND BU—56KB	INTERNETWORKING 2ND BU—56KB	☐	☐	☐	☐
NS	1651	SWITCHED 56 SERVICE—MONTHLY	SWITCHED 56 SERVICE—MONTHLY	☐	☐	☐	☐
NSINTER	1658	INTRNETWKNG—128KB	INTERNETWORKING—128KB	☐	☐	☐	☐
NSINTER	1688	INTRNETWKNG SNA SUPPORT	INTERNETWORKING SNA SUPPORT	☐	☐	☐	☐
NSINTER	1689	INTRNETWKNG TR ADAPTER SUPPORT	INTERNETWORKING TOKEN RING ADAPTER SUPPORT	☐	☐	☐	☐
NSINTER	1690	INTRNETWKNG SDLC DEV SUPPORT	INTRNETWKNG SDLC DEVICE ADAPTER SUPPORT	☐	☐	☐	☐
NS	1704	TRAVELING USER SUPPORT	TRAVELING USER SUPPORT	☐	☐	☐	☐
NSINTER	1723	INTRNETWKNG DIAL BU(SW56 FOR 56K	INTRNETWKING DIAL BU (SW56 FOR 56K)	☐	☐	☐	☐
NSINTER	1827	INTERNET INTERCONNECT SUBSCRIPTI	INTERNET INTERCONNECT SUBSCRIPTION	☐	☐	☐	☐
IE	1863	IE ARCHIVE STORAGE	DATA EXCHANGE ARCHIVE STORAGE	☐	☐	☐	☐
IE	1864	IE—IE MESSAGE DELIVERY PRIME	IE—IE MESSAGE DELIVERY PRIME	☐	☐	☐	☐
IE	1865	IE—IE MESSAGE DELIVERY NON PRIME	IE—IE MESSAGE DELIVERY NON-PRIME	☐	☐	☐	☐

IE	1866	IE—EDI VAN MESSAGE DELIVERY PRIM	IE—EDI VAN MESSAGE DELIVERY PRIME	☐	☐	☐	☐
IE	1867	IE—EDI VAN MESSAGE DELIVERY NON	IE—EDI VAN MESSAGE DELIVERY NON-PRIME	☐	☐	☐	☐
DIALIP	1873	TCP/IP DIAL LOCAL—PRIME TIME	DIAL SERVICES—TCP/IP—PRIME	☐	☐	☐	☐
DIALIP	1874	TCP/IP DIAL LOCAL—NON PRIME	DIAL SERVICES—TCP/IP—NONPRIME	☐	☐	☐	☐
DIALIP	1879	800 DIAL SURCHARGE—TCP/IP—PR	800 DIAL SURCHG—TCP/IP—PRIME	☐	☐	☐	☐
DIALIP	1880	800 DIAL SURCHARGE—TCP/IP—NO	800 DIAL SURCHG—TCP/IP—NON PRIMEM	☐	☐	☐	☐
OPENNET	1900	INTERNET DIRECT CONFIGURATION 14	INTERNET DIRECT CONFIGURATION 14	☐	☐	☐	☐
OPENNET	1905	INTERNET DIRECT CONFIGURATION 13	INTERNET DIRECT CONFIGURATION 13	☐	☐	☐	☐
OPENNET	1910	INTERNET DIRECT CONFIGURATION 12	INTERNET DIRECT CONFIGURATION 12	☐	☐	☐	☐
OPENNET	1920	INTERNET DIRECT CONFIGURATION 11	INTERNET DIRECT CONFIGURATION 11	☐	☐	☐	☐
MDNSFW	1926	INTERNET INTERCONNECT FIREWALL	INTERNET INTERCONNECT FIREWALL	☐	☐	☐	☐
MDNSFW	1930	INTERNET INTERCONNECTION FIREWAL	INTERNET INTERCONNECTION FIREWALL	☐	☐	☐	☐
SW	1980	IBM BULK TRANSFER SYSTEM (SNDM)	ADVANTIS BULK TRANSFER SYSTEM (SNDM)	☐	☐	☐	☐
NSINTER	2004	BUSINESS RECOVERY SERVICES 512 K	BUSINESS RECOVERY SERVICES 512 KBPS	☐	☐	☐	☐
NS	2026	DBAN SWITCHED 56KB MONTHLY	DBAN SWITCHED 56KB MONTHLY	☐	☐	☐	☐
NS	2028	DBAN MONTHLY	DBAN MONTHLY	☐	☐	☐	☐
NS	2034	LLS BRIDGED CONNECTION 19.2 BPS	LLS BRIDGED CONNECTION 19.2 BPS	☐	☐	☐	☐
IE	2049	MONTHLY SERVICE CHARGE (IEPS)	DATA EXCHANGE MTHLY SERVICE CHG (IEPS)	☐	☐	☐	☐
DIALINE	2055	DIAL INTERNET—MAIL MONTHLY	DIAL INTRNET—MAIL MONTHLY	☐	☐	☐	☐
DIALINE	2058	DIAL INTERNET—DOMAIN MONTHLY	DIAL INTRNET—DOMAIN MONTHLY	☐	☐	☐	☐
DIALINE	2059	DIAL INTERNET—800 SURCHARGE	DIAL INTRNET—800 SURCHARGE	☐	☐	☐	☐
DIALINE	2061	DIAL INTERNET—LOCAL	DIAL INTERNET—LOCAL	☐	☐	☐	☐
NSINTER	2120	INTRNETWKNG SNA ICONNECT 56KB	INTRNETWKING SNA INTRCONNECT 56KB	☐	☐	☐	☐
NSINTER	2121	INTRNETWKNG SNA ICONNECT 128KB	INTRNETWKING SNA INTRCONNECT 128KB	☐	☐	☐	☐
NSINTER	2122	INTRNETWKNG SNA ICONNECT 256KB	INTRNETWKING SNA INTRCONNECT 256KB	☐	☐	☐	☐
IE	2128	IE—EDI VAN MESSAGE RECEIVE PRIME	DATA EXCHANGE VAN MESSAGE RECEIVE PRIME	☐	☐	☐	☐

IE	2129	IE—EDI VAN MESSAGE RECEIVE—NON	DATA EXCHANGE VAN MESSAGE RECEIVE—NONPRIME	☐	☐	☐	☐
UMSGFAX	2380	BUSINESS FAX MESSAGE DELIVERY BA	BUSINESS FAX MESSAGE DELIVERY—BAND 1 CHARGE	☐	☐	☐	☐
IE	2430	EVENT NOTIFICATION DIALOUT	IE NOTICE DIALOUT	☐	☐	☐	☐
IE	2453	IE CARBON COPY	DATA EXCHANGE MESSAGING—CARBON COPY	☐	☐	☐	☐
IE	2454	IE CARBON COPY	DATA EXCHANGE MESSAGING—CARBON COPY	☐	☐	☐	☐
DIALINE	2491	DIAL SERVICES—CORP INT—ISDN LO	Corp Int—Inet Local	☐	☐	☐	☐
DIALINE	2492	DIAL SERVICES—CORP INT—ISDN	Dial Services TCP/IP ISDN—fee 800	☐	☐	☐	☐
DIALIP	2493	DIAL SERVICES—TCP/IP—ISDN LO	Dial Services TCP/IP ISDN—Local	☐	☐	☐	☐
DIALIP	2495	DIAL SERVICES—TCP/IP—ISDN FE	Dial Services TCP/IP ISDN Fee 800	☐	☐	☐	☐
WEBHOST	2542	R6000 High Performance Web Server	R6000 High Performance Web Server	☐	☐	☐	☐
WEBHOST	2549	R6000 Web Server	R6000 Web Server	☐	☐	☐	☐
WEBHOST	2551	INTEL WEB SERVER	INTEL WEB SERVER	☐	☐	☐	☐
WEBHOST	2560	Intel High Performance Web Server	Intel High Performance Web Server	☐	☐	☐	☐
IE	2594	IEPS ACCESS FACILITY	IEPS Access Facility	☐	☐	☐	☐
MDNS	2600	MDNS CONNECTION INSTL 56KB	MDNS CONNECTION INSTALL 56KB	☐	☐	☐	☐
MDNS	2602	MDNS CONNECTION INSTL 128KB	MDNS CONNECTION INSTALL 128KB	☐	☐	☐	☐
MDNS	2604	MDNS CONNECTION INSTL 256KB	MDNS CONNECTION INSTL 256KB	☐	☐	☐	☐
MDNS	2609	MDNS CONNECTION INSTL T1	MDNS CONNECTION INSTALL T1	☐	☐	☐	☐
MDNS	2614	MDNS CONNECTION MTHLY 56KB	MDNS Connect Monthly 56KB	☐	☐	☐	☐
MDNS	2616	MDNS CONNECTION MTHLY 128KB	MDNS CONNECTION MONTHLY 128KB	☐	☐	☐	☐
MDNS	2618	MDNS CONNECTION MTHLY 256KB	MDNS CONNECTION MONTHLY 256KB	☐	☐	☐	☐
MDNS	2620	MDNS CONNECTION MTHLY 512KB	MDNS Connection Monthly 512KB	☐	☐	☐	☐
MDNS	2621	MDNS CONNECTION MTHLY 768KB	MDNS Connection Monthly 768Kbps	☐	☐	☐	☐
MDNS	2623	MDNS CONNECTION MTHLY T1	MDNS CONNECTION MONTHLY T1	☐	☐	☐	☐
MDNS	2628	MDNS PVC INSTALL	MDNS PVC Install	☐	☐	☐	☐
MDNS	2629	MDNS PVC PRIVATE NETWORK MONTHLY	MDNS PVC Private Network Monthly	☐	☐	☐	☐
MDNS	2630	MDNS PVC WITH EMEA MONTHLY	MDNS PVC/EMEA	☐	☐	☐	☐
MDNS	2632	MDNS PVC WITH AP OR LA MONTHLY	MDNS PVC LA/ AP Monthly	☐	☐	☐	☐
MDNS	2634	MDNS PVC WITH ASIA MONTHLY	MDNS PVC/ ASIA	☐	☐	☐	☐

MDNS	2638	MDNS XOVER TO SNA SERVICES INSTA	MDNS Crossover To SNA Srv Install	☐	☐	☐	☐
MDNS	2640	MDNS XOVER TO SECURE IP V.A.S. I	MDNS Crossover To Secure IP VAS Install	☐	☐	☐	☐
MDNS	2642	MDNS XOVER TO SNA SERVICES MONTH	MDNS PVC XOver SNA PU2 Monthly	☐	☐	☐	☐
MDNS	2644	MDNS XOVER TO SECURE IP V.A.S. M	MDNS Crossover To Secure IP VAS Monthly	☐	☐	☐	☐
MDNS	2645	MDNS XOVER TO INTERNET DIRECT MO	MDNS Crossover to Internet Direct Monthly	☐	☐	☐	☐
MDNS	2646	MDNS PROTOCOL IP MONTHLY	MDNS Protocol IP Monthly	☐	☐	☐	☐
MDNS	2647	MDNS PROTOCOL IPX MONTHLY	MDNS Protocol IPX Monthly	☐	☐	☐	☐
MDNS	2648	MDNS PROTOCOL SNA MONTHLY	MDNS Protocol SNA Monthly	☐	☐	☐	☐
IE	2697	IE PASSTHRU SURCHARGE—PRIME	IE Passthru surcharge Prime	☐	☐	☐	☐
IE	2698	IE PASSTHRU SURCHARGE—NON PRIM	IE Passthru surcharge Prime	☐	☐	☐	☐
DIAL	2769	SNA LU GATEWAY—PRIME	SNA LU GATEWAY—PRIME	☐	☐	☐	☐
DIAL	2770	SNA LU GATEWAY—NON PRIME	SNA LU GATEWAY—NON PRIME	☐	☐	☐	☐
DIAL	2771	SNA LU GATEWAY/TN3270—PRIME	SNA LU GATEWAY/TN3270—PRIME	☐	☐	☐	☐
DIAL	2772	SNA LU GATEWAY/TN3270—NONPRIME	SNA LU GATEWAY/TN3270—NONPRIME	☐	☐	☐	☐
DIALIP	2937	VCOM PROTOCOL ENCAP LOCAL—PRIME	Vcom Protocol Encap Local Prime	☐	☐	☐	☐
DIALIP	2938	VCOM PROTOCOL ENCAP LOCAL—NONPRI	Vcom Protocol Encap Local Non Prime	☐	☐	☐	☐
DIALIP	2939	VCOM PROTOCOL ENCAP 800 SURCHARG	800 Surchg Vcom Encap Prime	☐	☐	☐	☐
DIALIP	2940	VCOM PROTOCOL ENCAP 800 SURCHG N	800 Surchg Vcom Encap Non-Prime	☐	☐	☐	☐
DIALLAN	2950	CONNECTIVITY SERVER	Connectivity Server	☐	☐	☐	☐
DIALLAN	2951	MULTIPROTOCOL TUNNELING—PRIME	MULTIPROTOCOL TUNNELING—PRIME	☐	☐	☐	☐
DIALLAN	2952	MULTIPROTOCOL TUNNELING—NONPRIME	MULTIPROTOCOL TUNNELING—NONPRIME	☐	☐	☐	☐
DIALLAN	2953	MULTIPROTOCOL TUNNELING—ISDN	Multi Protocol Tunnelling ISDN	☐	☐	☐	☐
DIALLAN	2954	'800' SURCHARGE—MP TUNNEL—ISDN	800 Surcharge MP Tunnel ISDN	☐	☐	☐	☐
DIALLAN	2955	800 SURCHG—MP TUNNELING—PRIME	800 SURCHG—MP TUNNELING—PRIME	☐	☐	☐	☐
DIALLAN	2956	800 SURCHG—MP TUNNELING—NONPRIME	800 SURCHG—MP TUNNELING—NONPRIME	☐	☐	☐	☐
MDNS	3164	HAWAII SURCHARGE—MONTHLY	Hawaii Surcharge	☐	☐	☐	☐

UMSGSMT	3210	LAN MAIL CONNECTION CHARGE (SMTP	Lan Mail Connection Charge SMTP	☐	☐	☐	☐
MDNS	3511	MDNS CONNECTION CHANGE CHARGE	MDNS Conversion Speed/ Connection	☐	☐	☐	☐
MDNS	3639	MDNS BKUP XOVER SNA PVC—MONTHL	MDNS BKUP XOVER SNA PVC—MONTHLY	☐	☐	☐	☐
MDNS	3640	MDNS BKUP XOVER MPN PVC—MONTHL	MDNS BKUP XOVER MPN PVC—MONTHLY	☐	☐	☐	☐
MDNS	3646	MDNS BKUP PVC WITHIN ZONE 0—MO	MDNS Standby Backup PVC	☐	☐	☐	☐
MDNS	3647	MDNS BACKUP PVC WITHIN ZONE 1—	MDNS Backup PVC EMEA	☐	☐	☐	☐
MDNS	3782	BACKUP STNBY LEASED LINE 56KB MT	BACKUP STNBY LEASED LINE 56KB MONTHLY	☐	☐	☐	☐
MDNS	3818	BACKUP ACTIVE LEASED LINE T1 INS	MDNS BKup T1 Loadshare LL Install	☐	☐	☐	☐
MDNS	3823	BACKUP ACTIVE LEASE LINE 56KB MT	BKUP ACT/LL 56KB MONTHLY	☐	☐	☐	☐
MDNS	3833	BACKUP ACTIVE LEASE LINE T1 MTHL	MDNS Bu Loadshare Leased Line—T1	☐	☐	☐	☐
UMSGSMT	3879	LAN MAIL MESSAGE DELIVERY CHARGE	Lan Mail Message Delivery Charge—SMTP	☐	☐	☐	☐
WEBEDI	3902	IN NETWORK TRANSLATION IN CHARAC	DATA EXCHANGE—IN-NETWORK TRANSLATION	☐	☐	☐	☐
WEBEDI	3911	REGISTER TRADING PARTNER SET (1	Register TP Set (1-5)	☐	☐	☐	☐
IE	3972	IE LEGACY GATEWAY ACCESS SURCHAR	IE LGCY GW Surcharge Prime	☐	☐	☐	☐
IE	3973	IE LEGACY GATEWAY ACCESS SURCHAR	IE LGCY GW Surcharge Non Prime	☐	☐	☐	☐
MDNSSLA	3975	STANDARD SLA—SITE GOLD 5% SVC CH	STD SLA—Site Gold Chg	☐	☐	☐	☐
MDNSFW	3987	BASIC FIREWALL SETUP	Basic Firewall Setup	☐	☐	☐	☐
MDNSFW	3988	BASIC FIREWALL PACKAGE 1	Firewall Access Pack 128Kbps	☐	☐	☐	☐
MDNSFW	3989	BASIC FIREWALL PACKAGE 2	Firewall Access Pack 256Kbps	☐	☐	☐	☐
MDNSFW	3991	BASIC FIREWALL PACKAGE 4	Firewall Access Pack 512Kbps	☐	☐	☐	☐
MDNSFW	3992	BASIC FIREWALL PACKAGE 5	Basic Firewall Package 5	☐	☐	☐	☐
MDNSFW	3995	BASIC FIREWALL PACKAGE 8	BASIC FIREWALL PACKAGE 8	☐	☐	☐	☐
MDNSFW	4015	BASIC FIRWEALL PACK 4 LOG OPTION	Basic Firewall Pack 4 Report Option	☐	☐	☐	☐
MDNSFW	4019	BASIC FIREWALL PACK 8 LOG OPTION	BASIC FIREWALL PACK 8 LOG OPTION	☐	☐	☐	☐
UMSGSMT	5358	BULKSMTP VIA WAN MONTHLY	Lan Mail Bulk Rate	☐	☐	☐	☐
DIALINE	5361	DIAL INTERNET—GLOBAL ROAMING C	Out-of Region Roaming Surcharge	☐	☐	☐	☐
MDNS	5821	NAT 1-50	Network Address Traslation (NAT) 1-50	☐	☐	☐	☐
MDNSGAE	5822	NAT 1-100	Network Address Traslation (NAT) 1-100	☐	☐	☐	☐
MDNSGAE	5823	NAT 1-200	Network Address Translation (NAT) 1-200	☐	☐	☐	☐

MDNSFW	5828	FIREWALL PACK 0	Firewall Access Pack—64Kbps	☐	☐	☐	☐
DIALINE	6758	DIAL INTERNET—ADDITIONAL HOURS	Additional Hour/Monthly Plan	☐	☐	☐	☐
DIALIP	6780	IP IDSL 144/144	IP Covad IDSL 144/144	☐	☐	☐	☐
DIALIP	6782	IP DSL SVC TO 1.5M/384	IP Covad ADSL 768/384	☐	☐	☐	☐
DIALIP	6789	COVAD ADSL INSTALL W/O ETHERNET	IP Covad ADSL Install w/o Ethernet	☐	☐	☐	☐
DIALIP	6794	INTERNET VPN GATEWAY	Internet VPN Gateway	☐	☐	☐	☐
DIALIP	6965	MNG TUNNEL—PPTP INTERNET IP	MTS—PPTP INT IP	☐	☐	☐	☐
DIALIP	6966	MNG TUNNEL—PPTP SECURE IP PRIME	Mgn Tunnel—PPTP Secure IP Prime	☐	☐	☐	☐
DIALIP	6972	MNG TUNNEL—PPTP SECURE IP NON-PR	Mng Tunnel—PPTP Secure IP Non-Prime	☐	☐	☐	☐
DIALIP	6990	MNG TUNNEL—PTP SECURE IP 800 SUR	Mgn Tunnel—PPTP Secure IP 800 Surcharge Prime	☐	☐	☐	☐
DIALIP	6997	MNG TUNNEL—IPSEC INTERNET ROAMIN	MTS Int Roam Surchg	☐	☐	☐	☐
DIALIP	7045	MNG TUNNEL—PPTP SEC IP 800 SURCH	Mgn Tunnel—PPTP Secure IP 800 Surcharge Non Prime	☐	☐	☐	☐
DIALINE	7923	INET USERID ADDL HOURS	LOCAL DIAL ACCESS >150hrs	☐	☐	☐	☐
DIALINE	7924	INET ISDN USERID PLAN HRS	ISDN LOCAL DIAL SURCHARGE	☐	☐	☐	☐
DIALINE	7926	INET 150 HR UID PLAN	DIAL INTERNET MONTHLY	☐	☐	☐	☐
WEBEDI	8068	IN-NETWORK TRANSLATION INTERCONN	IN-NETWORK TRANSLATION—INTERCONNECT NON-PRIME	☐	☐	☐	☐
UMSGSMT	8229	GMS—VPN INTERNET MAIL/TIER 0 (0-	TW GMS—VPN Internet Mail 1 tier 0	☐	☐	☐	☐
UMSGSMT	8232	GMS—VPN INTERNET MAIL/TIER 3 (51	GMS—VPN Internet Mail/Tier 3 (51-75) Users	☐	☐	☐	☐
DIALNET	9668	CORP INT—ROAMING PRC	Intrn Dial Global Roaming China	☐	☐	☐	☐
IDDX	12009	INTERNET TRANSFER LITE		☐	☐	☐	☐
IDDX	12010	INTERNET TRANSFER STANDARD		☐	☐	☐	☐
IDDX	12011	INTERNET TRANSFER PREMIUM		☐	☐	☐	☐
IDDX	12012	INTERNET TRANSFER PLATINUM		☐	☐	☐	☐
IDDX	12014	INTERNET TRANSFER LITE OVERAGE		☐	☐	☐	☐
IDDX	12015	INTERNET TRANSFER STD OVERAGE		☐	☐	☐	☐
IDDX	12016	INTERNET TRANSFER PREM OVERAGE		☐	☐	☐	☐
IDDX	12017	INTERNET TRANSFER PLAT OVERAGE		☐	☐	☐	☐
IDDX	12665	INTERNET TRANSFER USAGE PL		☐	☐	☐	☐
IDDX	12666	INTERNET TRANSFER USAGE		☐	☐	☐	☐

TABLE A.2—IE ELEMENTS NOT SEPARATELY CHARGED

Product	BE	IBM DESCRIPTION
IE	19	IE MESSAGES—PRIME
IE	20	IE MESSAGES NON-PRIME
IE	68	IE "800" DIAL ACCESS—PRIME
IE	69	IE "800" DIAL ACCESS—NON-PRIME
IE	930	IE LOCAL DIAL ACCESS—PRIME
IE	931	IE LOCAL DIAL ACCESS—NON-PRIME
IE	934	EVENT NOTIFICATION CALLOUT
IE	1863	IE ARCHIVE STORAGE
IE	1864	IE—IE MESSAGE DELIVERY PRIME
IE	1865	IE—IE MESSAGE DELIVERY NON PRIME
IE	1866	IE—EDI VAN MESSAGE DELIVERY PRIM
IE	1867	IE—EDI VAN MESSAGE DELIVERY NON
IE	2049	MONTHLY SERVICE CHARGE (IEPS)
IE	2128	IE—EDI VAN MESSAGE RECEIVE PRIME
IE	2129	IE—EDI VAN MESSAGE RECEIVE—NON
IE	2430	EVENT NOTIFICATION DIALOUT
IE	2453	IE CARBON COPY
IE	2454	IE CARBON COPY
IE	2594	IEPS ACCESS FACILITY
IE	2697	IE PASSTHRU SURCHARGE—PRIME
IE	2698	IE PASSTHRU SURCHARGE—NON PRIM
IE	3972	IE LEGACY GATEWAY ACCESS SURCHAR
IE	3973	IE LEGACY GATEWAY ACCESS SURCHAR

TABLE A.3—IE KILOCHARACTER ELEMENTS

Product	BE	IBM DESCRIPTION
IE	25	IE CHARACTERS—PRIME
IE	26	IE CHARACTERS NON-PRIME
IE	550	IE INTERCONNECT CHARACTERS—PRI
IE	551	IE INTERCONNECT CHARACTERS—NON
IE	715	IE BULK CHARACTERS—PRIME
IE	716	IE BULK CHARACTERS—NONPRIME
IE	924	IE BULK INTERCONNECT—PRIME
IE	925	IE BULK INTERCONNECT—NON-PRIME
IE	1175	IE DIALOUT—PRIME
IE	1176	IE DIALOUT—NON-PRIME

NB: elements 715, 716, 924, and 925 are actually measured in units of 100 kilocharacters, therefore the billing rate for those elements is multiplied by 100.

TABLE A.4—IDDX ELEMENTS WITH SPECIAL RATES

Product	BE	IBM DESCRIPTION	Base Plan Volume (MB)	2002	2003	2004	2005
IDDX	12009	INTERNET TRANSFER LITE	☐	☐	☐	☐	☐
IDDX	12010	INTERNET TRANSFER STANDARD	☐	☐	☐	☐	☐
IDDX	12011	INTERNET TRANSFER PREMIUM	☐	☐	☐	☐	☐
IDDX	12012	INTERNET TRANSFER PLATINUM	☐	☐	☐	☐	☐
IDDX	12665	INTERNET TRANSFER USAGE PL	☐	☐	☐	☐	☐

NOTES:
1. The $/MB rates are based on the $/kc rates shown in the IDDX Rate Table:
These elements are actually measured in units of megabytes = 1000 kilocharacters (kc's), therefore the billing rate for these elements is multiplied by 1000.				☐	☐	☐	☐

2. Elements 12009, 12010, 12011, and 12012 pertain to IDDX plan types not generally intended for the use of QRS or its customers, as they do not measure kcs as spelled out in this agreement. Generally, we mutually intend to use elements 12665 and 12666, which represent the "Usage" plan type.

3. From time to time, if these four elements are used, they will charged at the rates shown in Table A.4. When they are used, IBM will credit the associated Base Plan Volume toward the appropriate IDDX Yearly Minimum Commitment.

TABLE A.5—IDDX KILOCHARACTER ELEMENTS

Product	BE	IBM DESCRIPTION
IDDX	12014	INTERNET TRANSFER LITE OVERAGE
IDDX	12015	INTERNET TRANSFER STD OVERAGE
IDDX	12016	INTERNET TRANSFER PREM OVERAGE
IDDX	12017	INTERNET TRANSFER PLAT OVERAGE
IDDX	12666	INTERNET TRANSFER USAGE

NOTES:
1. These elements are actually measured in units of megabytes = 1000 kilocharacters (kc's), therefore the billing rate for these elements is multiplied by 1000.

TABLE A.6—WEBEDI DISCOUNTABLE ELEMENTS

Product	BE	IBM DESCRIPTION
WEBEDI	3902	IN NETWORK TRANSLATION IN CHARAC
WEBEDI	3911	REGISTER TRADING PARTNER SET (1
WEBEDI	8068	IN-NETWORK TRANSLATION INTERCONN

TABLE A.7—MDNS LEASED LINE DISCOUNTABLE ELEMENTS

Product	BE	IBM DESCRIPTION	2H2002 Contract Discount	2003-5 Contract Discount
NS	106	HOST ADMINISTRATION FOR SNI	☐	☐
NS	313	AS/400 SITE 9600 BPS—MONTHLY	☐	☐
NS	315	AS/400 SITE 19200 BPS—MONTHLY	☐	☐
NS	317	AS/400 CONNECTION 9600 BPS—MONTH	☐	☐
NS	319	AS/400 CONNECTION 19200 BPS—MONT	☐	☐
NS	323	ENHANCED ATTACH 19200 BPS—MONTHL	☐	☐
NS	324	STANDARD ATTACH 19200 BPS—MONTHL	☐	☐
NS	325	ALTERNATE ATTACH 19200 BPS—MONTH	☐	☐
NS	387	ENHANCED ATTACH UP TO 9600 BPS—M	☐	☐
NS	389	ENHANCED ATTACH 14400 BPS—MONTHL	☐	☐
NS	391	ENHANCED ATTACH 56000 BPS—MONTHL	☐	☐
NS	395	STANDARD ATTACH 14400 BPS—MONTHL	☐	☐
NS	399	ALTERNATE ATTACH UP TO 9600 BPS—	☐	☐
NS	400	ALTERNATE ATTACH 14400 BPS—MONTH	☐	☐
NS	401	ALTERNATE ATTACH 56000 BPS—MONTH	☐	☐
NS	538	SNBU MONTHLY CHARGE	☐	☐
NS	590	HCF ACCESS	☐	☐
NS	597	19.2 SHARED BRIDGE	☐	☐
NS	667	ENS CONNECTION 56000 BPS—MONTHLY	☐	☐
NS	668	ENS SNI CONNECTION 19.2 BPS—MTHL	☐	☐
NS	937	ENS PT—PT CONNECTION 9600 BPS MO	☐	☐
NS	1086	LLS 56KB SNI STANDARD MONTHLY	☐	☐
NS	1087	LLS 56KB STANDARD MONTHLY	☐	☐
NS	1088	LLS 19,200 BPS SNI STANDARD MONT	☐	☐
NS	1089	LLS 19,200 BPS STANDARD MONTHLY	☐	☐
NS	1091	LLS 14,400 BPS STANDARD MONTHLY	☐	☐
NS	1092	LLS 9,600 BPS SNI STANDARD MONTH	☐	☐
NS	1093	LLS 9,600 BPS STANDARD MONTHLY	☐	☐
NS	1094	LLS 56KB SNI MULTIPLE SITE COMMI	☐	☐
NS	1096	LLS 19.2 SNI MULTIPLE SITE COMMI	☐	☐
NS	1102	LLS 56KB SNI REVENUE COMMITMENT	☐	☐
NS	1103	LLS 56KB REVENUE COMMITMENT	☐	☐
NS	1104	LLS 19,200 BPS SNI REVENUE COMMI	☐	☐
NS	1105	LLS 19,200 BPS REVENUE COMMITMEN	☐	☐
NS	1106	LLS 14,400 BPS SNI REVENUE COMMI	☐	☐
NS	1107	LLS 14,400 BPS REVENUE COMMITMEN	☐	☐
NS	1108	LLS 9,600 BPS SNI REVENUE COMMIT	☐	☐
NS	1109	LLS 9,600 BPS REVENUE COMMITMENT	☐	☐
NSINTER	1111	INTRNETWKNG—56KB	☐	☐
NSINTER	1112	INTRNETWKNG—256KB	☐	☐
NSINTER	1113	INTRNETWKNG—512KB	☐	☐
NSINTER	1114	INTRNETWKNG —T1	☐	☐
NSINTER	1115	INTRNETWKNG—56KB SPCL	☐	☐
NSINTER	1117	INTRNETWKNG—512KB SPCL	☐	☐
NS	1146	ALTERNATE SITE BACKUP—56 KBPS	☐	☐
NS	1177	PARADYNE MODEM—MONTHLY	☐	☐
NSINTER	1632	INTRNETWKNG 2ND BU—56KB	☐	☐
NS	1651	SWITCHED 56 SERVICE—MONTHLY	☐	☐
NSINTER	1658	INTRNETWKNG—128KB	☐	☐
NSINTER	1688	INTRNETWKNG SNA SUPPORT	☐	☐

NSINTER	1689	INTRNETWKNG TR ADAPTER SUPPORT	☐	☐
NSINTER	1690	INTRNETWKNG SDLC DEV SUPPORT	☐	☐
NSINTER	1723	INTRNETWKNG DIAL BU(SW56 FOR 56K	☐	☐
NSINTER	1827	INTERNET INTERCONNECT SUBSCRIPTI	☐	☐
OPENNET	1900	INTERNET DIRECT CONFIGURATION 14	☐	☐
OPENNET	1905	INTERNET DIRECT CONFIGURATION 13	☐	☐
OPENNET	1910	INTERNET DIRECT CONFIGURATION 12	☐	☐
OPENNET	1920	INTERNET DIRECT CONFIGURATION 11	☐	☐
MDNSFW	1926	INTERNET INTERCONNECT FIREWALL	☐	☐
MDNSFW	1930	INTERNET INTERCONNECTION FIREWAL	☐	☐
NSINTER	2004	BUSINESS RECOVERY SERVICES 512 K	☐	☐
NS	2026	DBAN SWITCHED 56KB MONTHLY	☐	☐
NS	2028	DBAN MONTHLY	☐	☐
NS	2034	LLS BRIDGED CONNECTION 19.2 BPS	☐	☐
NSINTER	2120	INTRNETWKNG SNA ICONNECT 56KB	☐	☐
NSINTER	2121	INTRNETWKNG SNA ICONNECT 128KB	☐	☐
NSINTER	2122	INTRNETWKNG SNA ICONNECT 256KB	☐	☐
MDNS	2614	MDNS CONNECTION MTHLY 56KB	☐	☐
MDNS	2616	MDNS CONNECTION MTHLY 128KB	☐	☐
MDNS	2618	MDNS CONNECTION MTHLY 256KB	☐	☐
MDNS	2620	MDNS CONNECTION MTHLY 512KB	☐	☐
MDNS	2621	MDNS CONNECTION MTHLY 768KB	☐	☐
MDNS	2623	MDNS CONNECTION MTHLY T1	☐	☐
MDNS	2629	MDNS PVC PRIVATE NETWORK MONTHLY	☐	☐
MDNS	2630	MDNS PVC WITH EMEA MONTHLY	☐	☐
MDNS	2632	MDNS PVC WITH AP OR LA MONTHLY	☐	☐
MDNS	2634	MDNS PVC WITH ASIA MONTHLY	☐	☐
MDNS	2642	MDNS XOVER TO SNA SERVICES MONTH	☐	☐
MDNS	2644	MDNS XOVER TO SECURE IP V.A.S. M	☐	☐
MDNS	2645	MDNS XOVER TO INTERNET DIRECT MO	☐	☐
MDNS	2646	MDNS PROTOCOL IP MONTHLY	☐	☐
MDNS	2647	MDNS PROTOCOL IPX MONTHLY	☐	☐
MDNS	2648	MDNS PROTOCOL SNA MONTHLY	☐	☐
DIALLAN	2950	CONNECTIVITY SERVER	☐	☐
MDNS	3639	MDNS BKUP XOVER SNA PVC—MONTHL	☐	☐
MDNS	3640	MDNS BKUP XOVER MPN PVC—MONTHL	☐	☐
MDNS	3646	MDNS BKUP PVC WITHIN ZONE 0—MO	☐	☐
MDNS	3647	MDNS BACKUP PVC WITHIN ZONE 1—	☐	☐
MDNS	3782	BACKUP STNBY LEASED LINE 56KB MT	☐	☐
MDNS	3823	BACKUP ACTIVE LEASE LINE 56KB MT	☐	☐
MDNS	3833	BACKUP ACTIVE LEASE LINE T1 MTHL	☐	☐
MDNSSLA	3975	STANDARD SLA—SITE GOLD 5% SVC CH	☐	☐
MDNSFW	3988	BASIC FIREWALL PACKAGE 1	☐	☐
MDNSFW	3989	BASIC FIREWALL PACKAGE 2	☐	☐
MDNSFW	3991	BASIC FIREWALL PACKAGE 4	☐	☐
MDNSFW	3992	BASIC FIREWALL PACKAGE 5	☐	☐
MDNSFW	3995	BASIC FIREWALL PACKAGE 8	☐	☐
MDNSFW	4015	BASIC FIRWEALL PACK 4 LOG OPTION	☐	☐
MDNSFW	4019	BASIC FIREWALL PACK 8 LOG OPTION	☐	☐
MDNS	5821	NAT 1-50	☐	☐
MDNSGAE	5822	NAT 1-100	☐	☐
MDNSGAE	5823	NAT 1-200	☐	☐
MDNSFW	5828	FIREWALL PACK 0	☐	☐

TABLE A.8—DIAL 800# DISCOUNTABLE ELEMENTS

Product	BE	IBM DESCRIPTION
DIAL	38	"800" DIAL SURCHARGE—LOCAL—PRIME
DIAL	39	"800" DIAL SURCHARGE—LOCAL—NONPR
DIAL	805	"800" DIAL SURCHARGE—PEER COMM—P
DIAL	806	"800" DIAL SURCHARGE—PEER COMM—N
DIALIP	1879	800 DIAL SURCHARGE—TCP/IP—PR
DIALIP	1880	800 DIAL SURCHARGE—TCP/IP—NO
DIALINE	2059	DIAL INTERNET—800 SURCHARGE
DIALINE	2492	DIAL SERVICES—CORP INT—ISDN
DIALIP	2495	DIAL SERVICES—TCP/IP—ISDN FE
DIALIP	2939	VCOM PROTOCOL ENCAP 800 SURCHARG
DIALIP	2940	VCOM PROTOCOL ENCAP 800 SURCHG N
DIALLAN	2954	'800' SURCHARGE—MP TUNNEL—ISDN
DIALLAN	2955	800 SURCHG—MP TUNNELING—PRIME
DIALLAN	2956	800 SURCHG—MP TUNNELING—NONPRIME
DIALIP	6990	MNG TUNNEL—PTP SECURE IP 800 SUR
DIALIP	7045	MNG TUNNEL—PPTP SEC IP 800 SURCH

TABLE A.9—DIAL IP DISCOUNTABLE ELEMENTS

Product	BE	IBM DESCRIPTION
DIALIP	1873	TCP/IP DIAL LOCAL—PRIME TIME
DIALIP	1874	TCP/IP DIAL LOCAL—NON PRIME
DIALINE	2061	DIAL INTERNET—LOCAL
DIALINE	2491	DIAL SERVICES—CORP INT—ISDN LO
DIALIP	2493	DIAL SERVICES—TCP/IP—ISDN LO
DIALIP	2937	VCOM PROTOCOL ENCAP LOCAL—PRIME
DIALIP	2938	VCOM PROTOCOL ENCAP LOCAL—NONPRI
DIALLAN	2951	MULTIPROTOCOL TUNNELING—PRIME
DIALLAN	2952	MULTIPROTOCOL TUNNELING—NONPRIME
DIALLAN	2953	MULTIPROTOCOL TUNNELING—ISDN
DIALIP	6965	MNG TUNNEL—PPTP INTERNET IP
DIALIP	6966	MNG TUNNEL—PPTP SECURE IP PRIME
DIALIP	6972	MNG TUNNEL—PPTP SECURE IP NON-PR
DIALINE	7924	INET ISDN USERID PLAN HRS

TABLE A.10—SELECTED OTHER DISCOUNTABLE ELEMENTS

Product	BE	IBM DESCRIPTION
VMPS	1	VM INTERACTIVE CRUS—PRIME
VMPS	2	VM INTERACTIVE CRUS—NON-PRIME
MVSP	9	MVS BACKGROUND CRUS—PRIME
MVSP	10	MVS BACKGROUND CRUS—NON-PRIME
MVSP	34	NRUS—PRIME
MVSP	35	NRUS—NON-PRIME
VMPS	49	MB NON-DEDICATED DASD—VM
MVSP	50	MB NON-DEDICATED DASD—MVS/AS
MVSP	55	USERID'S ON FILE
VMPS	299	MB/MIN ON-LINE DISK FACILITY—VM
MVSP	574	RSVSF MONTHLY SUBSCRIPTION FEE
UMSGIMX	703	IBM MAIL EXCHANGE MAILBOX CHARGE
UMSGIMX	704	INTERNATIONAL MESSAGE DELIVERY C
UMSGIMX	706	NATIONAL MESSAGE DELIVERY CHARGE
DIAL	732	DIAL SERVICES—LOCAL—PRIME
DIAL	733	DIAL SERVICES—LOCAL—NONPRIME
BASE	771	LIMITED SERVICES USERID CHARGE
DIAL	803	DIAL SVCS—PEER COMMUNICATIONS—PR
DIAL	804	DIAL SVCS—PEER COMMUNICATIONS—NO
SHOW	972	SOFTWARE MALL MONTHLY SUBSCRIPTI
SHOW	979	SOFTWARE MALL MONTHLY FEE
SHOW	1006	MO SUBSCRIPTION CHG
NS	1704	TRAVELING USER SUPPORT
UMSGSMT	3210	LAN MAIL CONNECTION CHARGE (SMTP
UMSGSMT	3879	LAN MAIL MESSAGE DELIVERY CHARGE
UMSGSMT	8229	GMS—VPN INTERNET MAIL/TIER 0 (0-
UMSGSMT	8232	GMS—VPN INTERNET MAIL/TIER 3 (51

TABLE A.11—CONNECTIVITY SERVICES ELEMENTS

Product	BE	IBM DESCRIPTION
NS	15	NETWORK TRAFFIC—PRIME
NS	16	NETWORK TRAFFIC—NONPRIME
DIAL	38	"800" DIAL SURCHARGE—LOCAL—PRIME
DIAL	39	"800" DIAL SURCHARGE—LOCAL—NONPR
NS	106	HOST ADMINISTRATION FOR SNI
NS	129	ATTACHED NETWORK RESOURCE REGIST
OTHER	250	LEASED LINE (NON-BILL) NON-PRIME
NS	313	AS/400 SITE 9600 BPS—MONTHLY
NS	315	AS/400 SITE 19200 BPS—MONTHLY
NS	317	AS/400 CONNECTION 9600 BPS—MONTH
NS	319	AS/400 CONNECTION 19200 BPS—MONT
NS	323	ENHANCED ATTACH 19200 BPS—MONTHL
NS	324	STANDARD ATTACH 19200 BPS—MONTHL
NS	325	ALTERNATE ATTACH 19200 BPS—MONTH
NS	387	ENHANCED ATTACH UP TO 9600 BPS—M
NS	389	ENHANCED ATTACH 14400 BPS—MONTHL
NS	391	ENHANCED ATTACH 56000 BPS—MONTHL
NS	395	STANDARD ATTACH 14400 BPS—MONTHL
NS	399	ALTERNATE ATTACH UP TO 9600 BPS—
NS	400	ALTERNATE ATTACH 14400 BPS—MONTH
NS	401	ALTERNATE ATTACH 56000 BPS—MONTH
NS	420	RECOVERY OF COMMON CARRIER MONTH
NS	538	SNBU MONTHLY CHARGE
NS	590	HCF ACCESS
NS	597	19.2 SHARED BRIDGE
NS	667	ENS CONNECTION 56000 BPS—MONTHLY
NS	668	ENS SNI CONNECTION 19.2 BPS—MTHL
DIAL	732	DIAL SERVICES—LOCAL—PRIME
DIAL	733	DIAL SERVICES—LOCAL—NONPRIME
DIAL	803	DIAL SVCS—PEER COMMUNICATIONS—PR
DIAL	804	DIAL SVCS—PEER COMMUNICATIONS—NO
DIAL	805	"800" DIAL SURCHARGE—PEER COMM—P
DIAL	806	"800" DIAL SURCHARGE—PEER COMM—N
NS	937	ENS PT—PT CONNECTION 9600 BPS MO
NS	1086	LLS 56KB SNI STANDARD MONTHLY
NS	1087	LLS 56KB STANDARD MONTHLY
NS	1088	LLS 19,200 BPS SNI STANDARD MONT
NS	1089	LLS 19,200 BPS STANDARD MONTHLY
NS	1091	LLS 14,400 BPS STANDARD MONTHLY
NS	1092	LLS 9,600 BPS SNI STANDARD MONTH
NS	1093	LLS 9,600 BPS STANDARD MONTHLY
NS	1094	LLS 56KB SNI MULTIPLE SITE COMMI
NS	1096	LLS 19.2 SNI MULTIPLE SITE COMMI
NS	1102	LLS 56KB SNI REVENUE COMMITMENT
NS	1103	LLS 56KB REVENUE COMMITMENT
NS	1104	LLS 19,200 BPS SNI REVENUE COMMI
NS	1105	LLS 19,200 BPS REVENUE COMMITMEN
NS	1106	LLS 14,400 BPS SNI REVENUE COMMI
NS	1107	LLS 14,400 BPS REVENUE COMMITMEN
NS	1108	LLS 9,600 BPS SNI REVENUE COMMIT

NS	1109	LLS 9,600 BPS REVENUE COMMITMENT
NSINTER	1111	INTRNETWKNG—56KB
NSINTER	1112	INTRNETWKNG—256KB
NSINTER	1113	INTRNETWKNG—512KB
NSINTER	1114	INTRNETWKNG —T1
NSINTER	1115	INTRNETWKNG—56KB SPCL
NSINTER	1117	INTRNETWKNG—512KB SPCL
NSINTER	1127	INTRNETWKNG INSTALL—56KB
NS	1146	ALTERNATE SITE BACKUP—56 KBPS
NS	1177	PARADYNE MODEM—MONTHLY
OTHER	1200	VOICE—BAND5 NON-SECURE DAY ON/ON
NSINTER	1632	INTRNETWKNG 2ND BU—56KB
NS	1651	SWITCHED 56 SERVICE—MONTHLY
NSINTER	1658	INTRNETWKNG—128KB
NSINTER	1688	INTRNETWKNG SNA SUPPORT
NSINTER	1689	INTRNETWKNG TR ADAPTER SUPPORT
NSINTER	1690	INTRNETWKNG SDLC DEV SUPPORT
NS	1704	TRAVELING USER SUPPORT
NSINTER	1723	INTRNETWKNG DIAL BU(SW56 FOR 56K
NSINTER	1827	INTERNET INTERCONNECT SUBSCRIPTI
DIALIP	1873	TCP/IP DIAL LOCAL—PRIME TIME
DIALIP	1874	TCP/IP DIAL LOCAL—NON PRIME
DIALIP	1879	800 DIAL SURCHARGE—TCP/IP—PR
DIALIP	1880	800 DIAL SURCHARGE—TCP/IP—NO
OPENNET	1900	INTERNET DIRECT CONFIGURATION 14
OPENNET	1905	INTERNET DIRECT CONFIGURATION 13
OPENNET	1910	INTERNET DIRECT CONFIGURATION 12
OPENNET	1920	INTERNET DIRECT CONFIGURATION 11
MDNSFW	1926	INTERNET INTERCONNECT FIREWALL
MDNSFW	1930	INTERNET INTERCONNECTION FIREWAL
NSINTER	2004	BUSINESS RECOVERY SERVICES 512 K
NS	2026	DBAN SWITCHED 56KB MONTHLY
NS	2028	DBAN MONTHLY
NS	2034	LLS BRIDGED CONNECTION 19.2 BPS
DIALINE	2055	DIAL INTERNET—MAIL MONTHLY
DIALINE	2058	DIAL INTERNET—DOMAIN MONTHLY
DIALINE	2059	DIAL INTERNET—800 SURCHARGE
DIALINE	2061	DIAL INTERNET—LOCAL
NSINTER	2120	INTRNETWKNG SNA ICONNECT 56KB
NSINTER	2121	INTRNETWKNG SNA ICONNECT 128KB
NSINTER	2122	INTRNETWKNG SNA ICONNECT 256KB
DIALINE	2491	DIAL SERVICES—CORP INT—ISDN LO
DIALINE	2492	DIAL SERVICES—CORP INT—ISDN
DIALIP	2493	DIAL SERVICES—TCP/IP—ISDN LO
DIALIP	2495	DIAL SERVICES—TCP/IP—ISDN FE
MDNS	2600	MDNS CONNECTION INSTL 56KB
MDNS	2602	MDNS CONNECTION INSTL 128KB
MDNS	2604	MDNS CONNECTION INSTL 256KB
MDNS	2609	MDNS CONNECTION INSTL T1
MDNS	2614	MDNS CONNECTION MTHLY 56KB
MDNS	2616	MDNS CONNECTION MTHLY 128KB
MDNS	2618	MDNS CONNECTION MTHLY 256KB
MDNS	2620	MDNS CONNECTION MTHLY 512KB

MDNS	2621	MDNS CONNECTION MTHLY 768KB
MDNS	2623	MDNS CONNECTION MTHLY T1
MDNS	2628	MDNS PVC INSTALL
MDNS	2629	MDNS PVC PRIVATE NETWORK MONTHLY
MDNS	2630	MDNS PVC WITH EMEA MONTHLY
MDNS	2632	MDNS PVC WITH AP OR LA MONTHLY
MDNS	2634	MDNS PVC WITH ASIA MONTHLY
MDNS	2638	MDNS XOVER TO SNA SERVICES INSTA
MDNS	2640	MDNS XOVER TO SECURE IP V.A.S. I
MDNS	2642	MDNS XOVER TO SNA SERVICES MONTH
MDNS	2644	MDNS XOVER TO SECURE IP V.A.S. M
MDNS	2645	MDNS XOVER TO INTERNET DIRECT MO
MDNS	2646	MDNS PROTOCOL IP MONTHLY
MDNS	2647	MDNS PROTOCOL IPX MONTHLY
MDNS	2648	MDNS PROTOCOL SNA MONTHLY
DIAL	2769	SNA LU GATEWAY—PRIME
DIAL	2770	SNA LU GATEWAY—NON PRIME
DIAL	2771	SNA LU GATEWAY/TN3270—PRIME
DIAL	2772	SNA LU GATEWAY/TN3270—NONPRIME
DIALIP	2937	VCOM PROTOCOL ENCAP LOCAL—PRIME
DIALIP	2938	VCOM PROTOCOL ENCAP LOCAL—NONPRI
DIALIP	2939	VCOM PROTOCOL ENCAP 800 SURCHARG
DIALIP	2940	VCOM PROTOCOL ENCAP 800 SURCHG N
DIALLAN	2950	CONNECTIVITY SERVER
DIALLAN	2951	MULTIPROTOCOL TUNNELING—PRIME
DIALLAN	2952	MULTIPROTOCOL TUNNELING—NONPRIME
DIALLAN	2953	MULTIPROTOCOL TUNNELING—ISDN
DIALLAN	2954	'800' SURCHARGE—MP TUNNEL—ISDN
DIALLAN	2955	800 SURCHG—MP TUNNELING—PRIME
DIALLAN	2956	800 SURCHG—MP TUNNELING—NONPRIME
MDNS	3164	HAWAII SURCHARGE—MONTHLY
MDNS	3511	MDNS CONNECTION CHANGE CHARGE
MDNS	3639	MDNS BKUP XOVER SNA PVC—MONTHL
MDNS	3640	MDNS BKUP XOVER MPN PVC—MONTHL
MDNS	3646	MDNS BKUP PVC WITHIN ZONE 0—MO
MDNS	3647	MDNS BACKUP PVC WITHIN ZONE 1—
MDNS	3782	BACKUP STNBY LEASED LINE 56KB MT
MDNS	3818	BACKUP ACTIVE LEASED LINE T1 INS
MDNS	3823	BACKUP ACTIVE LEASE LINE 56KB MT
MDNS	3833	BACKUP ACTIVE LEASE LINE T1 MTHL
MDNSSLA	3975	STANDARD SLA—SITE GOLD 5% SVC CH
MDNSFW	3987	BASIC FIREWALL SETUP
MDNSFW	3988	BASIC FIREWALL PACKAGE 1
MDNSFW	3989	BASIC FIREWALL PACKAGE 2
MDNSFW	3991	BASIC FIREWALL PACKAGE 4
MDNSFW	3992	BASIC FIREWALL PACKAGE 5
MDNSFW	3995	BASIC FIREWALL PACKAGE 8
MDNSFW	4015	BASIC FIRWEALL PACK 4 LOG OPTION
MDNSFW	4019	BASIC FIREWALL PACK 8 LOG OPTION
DIALINE	5361	DIAL INTERNET—GLOBAL ROAMING C
MDNS	5821	NAT 1-50
MDNSGAE	5822	NAT 1-100
MDNSGAE	5823	NAT 1-200

MDNSFW	5828	FIREWALL PACK 0
DIALINE	6758	DIAL INTERNET—ADDITIONAL HOURS
DIALIP	6780	IP IDSL 144/144
DIALIP	6782	IP DSL SVC TO 1.5M/384
DIALIP	6789	COVAD ADSL INSTALL W/O ETHERNET
DIALIP	6794	INTERNET VPN GATEWAY
DIALIP	6965	MNG TUNNEL—PPTP INTERNET IP
DIALIP	6966	MNG TUNNEL—PPTP SECURE IP PRIME
DIALIP	6972	MNG TUNNEL—PPTP SECURE IP NON-PR
DIALIP	6990	MNG TUNNEL—PTP SECURE IP 800 SUR
DIALIP	6997	MNG TUNNEL—IPSEC INTERNET ROAMIN
DIALIP	7045	MNG TUNNEL—PPTP SEC IP 800 SURCH
DIALINE	7923	INET USERID ADDL HOURS
DIALINE	7924	INET ISDN USERID PLAN HRS
DIALINE	7926	INET 150 HR UID PLAN
DIALNET	9668	CORP INT—ROAMING PRC

[LOGO]

General Terms

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1.    Definitions

Business Partner is a business entity which is approved by us to market Services under this Agreement.

Customer is either an End User or a Remarketer. We specify in your Profile if we approve you to market to End Users or Remarketers, or both.

End User is anyone, who is not part of the Enterprise of which you are a part, who uses Services r for its own use and not for resale.

Enterprise is any legal entity (such as a corporation) and the subsidiaries it owns by more than 50 percent. An Enterprise also includes other entities as IBM and the Enterprise agree in writing.

Licensed Internal Code is called "Code". Certain Machines we specify (called "Specific Machines") use Code. International Business Machines Corporation or one of its subsidiaries owns copyrights in Code or has the right to license Code. IBM or a third party owns all copies of Code, including all copies made from them.

Machine is a machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term "Machine" includes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

Product is a Machine or Program, that we approve you to market, as we specify in your Profile.

Program is an IBM Program or a non-IBM Program provided by us, under its applicable license terms, that we approve you to market.

Related Company is any corporation, company or other business entity:

1.
more than 50 percent of whose voting shares are owned or controlled, directly or indirectly, by either of us, or

2.
which owns or controls, directly or indirectly, more than 50 percent of the voting shares of either of us, or

3.
more than 50 percent of whose voting shares are under common ownership or control, directly or indirectly, with the voting shares of either of us.

However, any such corporation, company or other business entity is considered to be a Related Company only so long as such ownership or control exists. "Voting shares" are outstanding shares or securities representing the right to vote for the election of directors or other managing authority.

Remarketer is a business entity which acquires Services, as applicable, for the purpose of marketing.

Service is performance of a task, provision of advice and counsel, assistance, or access to a resource (such as a network and associated enhanced communication and support) that we approve you to market.

2.    Agreement Structure and Contract Duration

Profiles

We specify the details of our relationship (for example, the type of Business Partner you are) in a document called a "Profile." Each of us agrees to the terms of the Profile, the General Terms, the applicable Attachments referred to in the Profile, and the Exhibit (collectively called the "Agreement") by signing the Profile.

General Terms

The General Terms apply to all of our Business Partners.

2

Attachments

We describe, in a document entitled an "Attachment", additional terms that apply.

Attachments may include, for example, terms that apply to the method of Product distribution (Remarketer Terms Attachment or Complementary Marketing Terms Attachment) and terms that apply to the type of Business Partner you are, for example, the terms that apply to a Distributor relationship as described in the Distributor Attachment. We specify in your Profile the Attachments that apply.

Exhibits

We describe in an Exhibit, specific information about Services, for example, the list of Services.

Transaction Documents

We will provide to you the appropriate "transaction documents." The following are examples of transaction documents, with examples of the information and responsibilities they may contain:

1.
invoices (item, quantity, payment terms and amount due); and

2.
order acknowledgments (confirmation and quantities ordered).

Conflicting Terms

If there is a conflict among the terms in the various documents, the terms of:

1.
the governing Acceptance Document prevails over those of all the documents;

2.
.a transaction document prevail over the terms of the Exhibit, Profile, Attachments and the General Terms;

3..
an Exhibit prevail over the terms of the Profile, Attachments and the General Terms;

4.
a Profile prevail over the terms of an Attachment and the General Terms; and

5.
an Attachment prevail over the terms of the General Terms.

If there is an order of precedence within a type of document, such order will be stated in the document (for example, the terms of the Distributor Attachment prevail over the terms of the Remarketer Terms Attachment, and will be so stated in the Distributor Attachment).

Our Acceptance of Your Order

Services become subject to this Agreement when we accept your order by:

1.
sending you a transaction document; or

2.
providing the Services.

Acceptance of the Terms in a Transaction Document

You accept the terms in a transaction document by doing any of the following:

1.
signing it (those requiring a signature must be signed);

2.
accepting the Services;

3.
providing the Services to your Customer; or

4.
making any payment for the Services.

3

Contract Duration

We specify the contract start date and the duration in your Profile. Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two year periods. However, you may advise us in writing not to renew the Agreement. Each of us is responsible to provide the other three months' written notice if this Agreement will not be renewed.

3.    Our Relationship

Responsibilities

Each of us agrees that:

1.
you are an independent contractor, and this Agreement is non-exclusive. Neither of us is a legal representative or legal agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other), and neither of us is an employee or franchise of the other, nor does this Agreement create a joint venture between us;

2.
each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement;

3.
neither of us will disclose the terms of this Agreement, unless both of us agree in writing to do so, or unless required by law;

4.
neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized;

5.
any terms of this Agreement, which by their nature extend beyond the date this Agreement ends, remain in effect until fulfilled and apply to respective successors and assignees;

6.
we may withdraw a Service from marketing at any time;

7.
we will allow the other a reasonable opportunity to comply before it claims the other has not met its obligations, unless we specify otherwise in the Agreement;

8.
neither of us will bring a legal action against the other more than two years after the cause of action arose, unless otherwise provided by local law without the possibility of contractual waiver;

9.
failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time, either in relation to that default or any subsequent one;

10.
neither of us is responsible for failure to fulfill obligations due to causes beyond the reasonable control of either of us;

11.
IBM reserves the right to assign, in whole or in part, this Agreement to a Related Company, but may assign its rights to payment or orders placed hereunder to any third party;

12.
IBM does not guarantee the results of any of its marketing plans; and

13.
each of us will comply with all applicable laws and regulations (such as those governing consumer transactions).

Other Responsibilities

You agree:

1.
to be responsible for customer satisfaction for all your activities, and to participate in customer satisfaction programs as we determine;

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2.
that your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way. For example, you can not sell your approval to market our Services or your rights to use our Trademarks;

3.
to maintain the criteria we specified when we approved you;

4.
to achieve and maintain the certification requirements for the Services you are approved to market, as we specify in your Profile;

5.
not to assign or otherwise transfer this Agreement, your rights under this Agreement, or any of its approvals, or delegate any duties, unless expressly permitted to do so in this Agreement. Assignment of this Agreement to a successor organization by merger or acquisition to other than a party that is a competitor of IBM, a former IBM Business Partner, a current IBM Business Partner for the type of services covered by this Agreement or a firm whose application to become an IBM Business Partner was declined shall not be unreasonably withheld. Otherwise, any other attempt to assign or otherwise transfer this Agreement is void;

6.
to conduct business activities with us (including placing orders) which we specify in the operations guide, using our automated electronic system if available. You agree to pay all your expenses associated with it such as your equipment and communication costs;

7.
that when we provide you with access to our information systems, it is only in support of your marketing activities. Programs we provide to you for your use with our information systems, which are in support of your marketing activities, are subject to the terms of their applicable license agreements, except you may not transfer them;

8.
to promptly provide us with documents we may require from you or the End User (for example, our license agreement signed by the End User) when applicable;

9.
that you will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of 1) a breach of this clause or 2) when IBM reasonably believes such a breach has occurred or is likely to occur; and

10.
that your conduct under this Agreement will be consistent with the antiboycott laws and regulations of the United States.

Our Review of Your Compliance with this Agreement

We may periodically review your compliance with this Agreement. You agree to provide us with relevant records on request. We may reproduce and retain copies of these records. We, or an independent auditor, may conduct a review of your compliance with this Agreement on your premises during your normal business hours.

If, during our review of your compliance with this Agreement, we find you have materially breached the terms of this relationship, in addition to our rights under law and the terms of this Agreement, for transactions that are the subject of the breach, we may offset any amounts due to you from us.

4.    Status Change

You agree to give us prompt written notice (unless precluded by law or regulation) of any material change or anticipated material change in your financial condition, business structure, or operating environment (for example, a material change in equity ownership or management or any substantive change to information supplied in your application). Upon notification of such change, (or in the event of failure to give notice of such change) you will provide IBM with evidence that you will be able to

5

reasonably meet with your contractual responsibilities. If you are unable to do so, IBM may, at its sole discretion, terminate this Agreement when the material change is effective.

5.    Confidential Information

With reference to the IBM Agreement for Exchange of Confidential Information, the following is confidential information (Information):

1.
all information either of us marks or otherwise states to be confidential;

2.
any of the following prepared or provided by either of us:

a.
sales leads,

b.
information regarding prospects or Customers

c.
unannounced information about each of our products and services,

d.
business plans, or

e.
market intelligence;

3.
any of the following written information you provide to us on our request and which you mark as confidential:

a.
reporting data,

b.
financial data, or

c.
the business plan.

All other information exchanged between us pursuant to this Agreement is non confidential, unless disclosed as specified in the IBM Agreement for Exchange of Confidential Information.

6.    Marketing Funds and Promotional Offerings

We may provide marketing funds and promotional offerings to you. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you, unless we specify otherwise in writing.

7.    Patents and Copyrights

For the purpose of this section only, the term Product includes Licensed Internal Code (if applicable).

If a party claims that a Product or Service we provide under this Agreement infringes that party's patents or copyrights, we will defend you against that claim at our expense and pay all costs, damages, and attorneys' fees that a court finally awards, provided that you:

1.
promptly notify us in writing of the claim; and

2.
allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

If you maintain an inventory, and such a claim is made or appears likely to be made about a Product in your inventory, you agree to permit us either to enable you to continue to market and use the Product, or to modify or replace it. If we determine that none of these alternatives is reasonably available, you agree to return the Product to us on our written request. We will then give you a credit, as we

6

determine, which will be either 1) the price you paid us for the Product (less any price-reduction credit), or 2) the depreciated price.

This is our entire obligation to you regarding any claim of infringement.

Claims for Which We Are Not Responsible

We have no obligation regarding any patent and copyright claim based on any of the following:

1.
anything you provide which is incorporated into a Product;

2.
your modification of a Product, or a Program's use in other than its specified operating environment;

3.
the combination, operation, or use of a Product with any Products not provided by us as a system, or the combination, operation, or use of a Product with any product, data, or apparatus that we did not provide; or

4.
infringement by a non-IBM Product alone, as opposed to its combination with Products we provide to you as a system.

8.    Liability

Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply as your and our exclusive remedy and our and your exclusive liability.

Our Liability

We are responsible for no more than:

1
payments referred to in the "Patents and Copyrights" section above;

2
damages for bodily injury (including death) caused by our negligence;

3
actual direct loss or damage to real property or tangible personal property caused by our negligence; and

4
the amount of any other actual direct loss or damage arising from our negligence or breach of this Agreement (including its Acceptance Document), up to the greater of U.S. $100,000 (or equivalent) or the total amount that we have charged to you under this Agreement in the 12 months before the date that the claim arose.

Items for Which We Are Not Liable

Under no circumstances (except as required by law) are we liable for any of the following:

1.
third-party claims against you for damages (other than those under the first three items above in the subsection entitled "Our Liability");

2.
loss of, or damage to, your records or data; or

3.
special, incidental, or indirect damages, or for any economic consequential damages (including lost profits or savings) even if we are informed of their possibility.

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Your Liability

In each such instance where we are entitled to recover damages from you because of a default or other liability, you are liable only for:

1.
damages for bodily injury (including death) caused by your negligence;

2.
actual direct loss or damage to real property or tangible personal property caused by your negligence;

3.
any damages associated with your infringement of IBM's or a third party's patents or copyrights provided that if we receive a third party claim we: (a) promptly notify you in writing of the claim; and (b) allow you to control, and cooperate with you in, the defense and any related settlement negotiations with respect to the third party claim, and

4.
the amount of any other direct actual direct loss or damage arising from your negligence or breach of this Agreement (including its Acceptance Document), up to the greater of US $100,000 or the total amount that we have charged to you under this Agreement in the 12 months before the date that the claim arose.

In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims made against us by others (particularly regarding statements, representations, or warranties not authorized by us) arising out of your conduct under this Agreement or as a result of your relations with anyone else. However, you are not responsible to indemnify us for claims made by others which are based on IBM's infringement on another party's patent or copyright, claims associated with damages for bodily injury (including death) caused by IBM negligence, claims associated with loss or damage to real or tangible personal property caused by IBM negligence or IBM's failure to perform its Warranty obligations.

Items for Which You Are Not Liable

Under no circumstances (except as required by law) will you be liable to us for incidental, indirect damages, or special or for any economic consequential damages or lost profits or savings (other than those profits contemplated under this Agreement) even if you are informed of their possibility.

9.    Trademarks

We will notify you in written guidelines of the IBM Business Partner title and emblem which you are authorized to use. You may not modify the emblem in any way. You may use our Trademarks (which include the title, emblem, IBM trade marks and service marks) only:

1.
within the geographic scope of this Agreement;

2.
in association with Services we approve you to market; and

3.
as described in the written guidelines provided to you.

The royalty normally associated with non-exclusive use of the Trademarks will be waived, since the use of this asset is in conjunction with marketing activities for Services.

You agree to promptly modify any advertising or promotional materials that do not comply with our guidelines. If you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees we incur in getting you to stop.

You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

Our Trademarks, and any goodwill resulting from your use of them, belong to us.

8

10.    Changes to the Agreement Terms

We may change the terms of this Agreement by giving you one month's written notice.

We may, however, change the following terms without advance notice:

1.
those we specify in this Agreement as not requiring advance notice;

2.
those of the Exhibit unless otherwise limited by this Agreement; and

3.
those relating to safety and security.

Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in any written communication from you (such as an order), are void.

11.    Electronic Communications

Each of us may communicate with the other by electronic means, and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a "user ID") contained in an electronic document is sufficient to verify the sender's identity and the document's authenticity.

12.    Geographic Scope

All the rights and obligations of both of us are valid only in (country name).

13.    Governing Law

The laws of (country name) govern this Agreement.

The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.

Country Unique General Terms

The following terms amend the General Terms, in the specific Countries, as noted.

ASIA PACIFIC

The following terms apply to all countries in Asia Pacific except Australia and New Zealand.

Section 1—Definitions

The following replaces the definition of End User:

End User is anyone who uses Services for its own use and not for resale

The following terms apply to the specific countries in Asia Pacific, as noted:

AUSTRALIA

Section 8—Liability

Add the following after the subsection entitled "Our Liability":

Where we are in breach of a condition or warranty implied by the Trade Practices Act of 1974: 1) our liability is limited to, for services, the payment of the cost of having the services supplied again, and for goods, the repair or replacement of the goods or the supply of equivalent goods; and 2) where this condition or warranty relates to the right to sell, quiet possession or clear title (i.e., Section 69 of the

9

Trade Practices Act), or the goods are of a kind ordinarily acquired for personal, domestic, or household use or consumption, then none of the limitations in this Section apply.

INDIA

Section 3—Our Relationship

In the subsection entitled "Responsibilities" the following replaces item 8:

if no suit or other legal action is brought within two years after the cause of action arose, in respect to any claim that either of us may have against the other, the rights of the concerned party in respect to such claim shall be forfeited and the other party shall stand released from its obligations in respect to such claim;

Section 8—Liability

In the subsection entitled "Our Liability" the following replaces items 2, 3 and 4:

2.
liability for bodily injury (including death) or damage to real property and tangible personal property shall be limited to that caused by our negligence; and

3.
as to any other actual loss or damage arising in any situation involving nonperformance by us pursuant to, or in any way related to the subject of this Agreement, our liability will be limited to the charge paid by you for the individual Service that is the subject of the claim

INDOCHINA COUNTRIES

The following terms apply to all countries in Indochina (Cambodia, Laos, Myanmar and Vietnam):

Section 7—Patents and Copyrights

Add the following after the third paragraph in the Section:

We make no representation or warranties regarding the copyright status of Products and Services in (country name).

Section 13—Governing Law

Add the following after the second paragraph in this Section:

Disputes and differences arising out of or in connection with this Agreement shall be finally settled by arbitration which shall be held in Singapore in accordance with the Rules of the International Chamber of Commerce (ICC). The arbitrator or arbitrators designated in conformity with those rules shall have power to rule on their own competence and on the validity of the Agreement to submit to arbitration. The arbitration award shall be final and binding for the parties without appeal and the arbitral award shall be in writing and set forth the findings of fact and the conclusions of law.

All proceedings shall be conducted, including all documents presented in such proceedings, in the English language. The number of arbitrators shall be three, with each side to the dispute being entitled to appoint one arbitrator.

The two arbitrators appointed by the parties shall appoint a third arbitrator before proceeding upon the reference. The third arbitrator shall act as chairman of the proceedings. Vacancies in the post of chairman shall be filled by the president of the ICC. Other vacancies shall be filled by the respective nominating party. Proceedings shall continue from the stage they were at when the vacancy occurred.

10

If one of the parties refuses or otherwise fails to appoint an arbitrator within 30 days of the date the other party appoints its, the first appointed arbitrator shall be the sole arbitrator, provided that the arbitrator was validly and properly appointed.

The English language version of this Agreement prevails over any (country name) language version.

JAPAN

When creating the local Japan contract do not include items 9 and 10 in Section 3—Our Relationship, subsection "Responsibilities".

Section 7—Patents and Copyrights

After the word "patents" in the second paragraph, add the following:

(including utility model registrations and design registrations)

Section 13—Governing Law

Add the following after the first paragraph in this Section:

Any doubts concerning this Agreement will be initially resolved between us in good faith and in accordance with the principle of mutual trust.

NEW ZEALAND

Section 8—Liability

Add the following after the subsection entitled "Our Liability":

The Consumer Guarantees Act 1993 will not apply in respect to any goods and services which we provide if you require the goods or services for the purpose of a business as defined in the Act. The implied warranties of merchantability and fitness for a particular purpose are also excluded. Where services are not required for the purposes of a business as defined in the Consumer Guarantees Act 1993 the limitations in this Section are subject to the limitations in that Act.

PEOPLE'S REPUBLIC OF CHINA

Section 13—Governing Law

The following replaces the first paragraph in this Section:

The laws of the State of New York, without regard to conflict of laws principles, govern this Agreement.

EMEA (EUROPE, MIDDLE EAST, AFRICA)

The following terms amend the General Terms. For any single country, amendments may appear on more than one page; if there is any conflict of terms, those appearing at the end of any related sequence will prevail.

EMEA includes the following countries:

Albania, Algeria, Angola, Armenia, Austria, Azerbaijan, Bahrain, Belarus, Belgium, Benin, Bosnia-Hercegovina, Botswana, Bulgaria, Burkina Faso, Burundi, Cameroon, Cape Verde, Central African Republic, Chad, Congo, Croatia, Cyprus, Czech Republic, D.R. of Congo, Denmark, Djibouti, Egypt, Equatorial Guinea, Eritrea, Estonia, Ethiopia, Finland, Former Yugoslav Republic of Macedonia-FYROM, FR Yugoslavia, France, Gabon, Gambia, Georgia, Germany, Ghana, Greece, Guinea,

11

Guinea-Bissau, Hungary, Iceland, Ireland, Israel, Italy, Ivory Coast, Jordan, Kazakhstan, Kenya, Kirghizia, Kuwait, Latvia, Lebanon, Lesotho, Liberia, Lithuania, Luxemburg, Malawi, Mali, Malta, Mauritania, Moldavia, Morocco, Mozambique, Namibia, Netherlands, Niger, Nigeria, Norway, Oman, Pakistan, Poland, Portugal, Qatar, Romania, Russia, Rwanda, Sao Tome, Saudi Arabia, Senegal, Sierra Leone, Slovakia, Slovenia, Somalia, South Africa, Spain, Sweden, Switzerland, Tajikistan, Tanzania, Togo, Tunisia, Turkiye, Turkmenistan, Uganda, Ukraine, United Arab Emirates, United Kingdom, Uzbekistan, West Bank/Gaza, Yemen, Zambia, and Zimbabwe.

CEE is the following countries:

Albania, Armenia, Azerbaijan, Belarus, Bosnia-Hercegovina, Bulgaria, Croatia, Czech Republic, Former Yugoslav Republic of Macedonia-FYROM, FR Yugoslavia, Georgia, Hungary, Kazakhstan, Kirghizia, Moldavia, Poland, Romania, Russia, Slovakia, Slovenia, Tajikistan, Turkmenistan, Ukraine, Uzbekistan.

WESTERN EUROPE is the following countries:

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxemburg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom.

The following terms apply to all countries in EMEA:

Section 1—Definitions

Enterprise

The second sentence of the definition is not applicable.

Section 3—Our Relationship

The following replaces item 6 of the subsection entitled "Responsibilities":

we may withdraw a Service from 1) a type of Business Partner or a method of distribution with six months notice, and 2) marketing at any time;

In the subsection entitled "Other Responsibilities":

  •
  the following replaces item 3

  •
  3. to maintain the criteria we specify, if any, in the Exhibit;

  •
  Item 4 is not applicable.

  •
  in item 5, add at the end of the first sentence: "or in writing"

  •
  the following replaces item 8:

  •
  to promptly provide us with documents we may require from you or the End User (for example, our license agreement signed by the End User and you) when applicable;

12

Section 12—Geographic Scope

The terms of this section are not applicable.

The following terms apply to all countries in EMEA except Austria, Germany, Italy, South Africa Switzerland, and the CEE countries:

Section 3—Our Relationship

Add the following as the last item of the subsection entitled "Other Responsibilities":

that we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name), you agree to inform that person of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

The following terms apply to Algeria, Angola, Bahrain, Benin, Botswana, Burkina Faso, Burundi, Cameroon, Cape Verde, Central African Republic, Chad, Congo, D.R. of Congo, Djibouti, Egypt, Equatorial Guinea, Eritrea, Ethiopia, Gabon, Gambia, Ghana, Guinea, Guinea-Bissau, Ivory Coast, Jordan, Kenya, Kuwait, Lebanon, Liberia, Malawi, Mali, Malta, Mauritania, Morocco, Mozambique, Niger, Nigeria, Oman, Pakistan, Qatar, Rwanda, Sao Tome, Saudi Arabia, Senegal, Sierra Leone, Somalia, Tanzania, Togo, Tunisia, Uganda, United Arab Emirates, West Bank/Gaza, Yemen, Zambia, and Zimbabwe:

Section 3—Our Relationship

Add the following as item 14 to the subsection entitled "Responsibilites":

14.
IBM reserves the right to have any part of this Agreement performed by a designee. The names of the designees are provided in the operations guide.

Section 8—Liability

The following replaces item 4 in the subsection entitled "Our Liability":

4.
the amount of any other actual direct loss or damage arising from our negligence or breach of this Agreement, up to the charges for the Service that is the subject of the claim.

13

Section 9—Trademarks

The following replaces item 1 in the first paragraph::

1.
within your applicable Territory;

The following terms apply to Algeria, Benin, Burkina Faso, Cameroon, Cape Verde, Central African Republic, Chad, Congo, Djibouti, D.R. of Congo, Equatorial Guinea, Gabon, Gambia, Guinea, Guinea-Bissau, Ivory Coast, Mali, Mauritania, Morocco, Niger, Senegal, Togo, and Tunisia:

Section 13—Governing Law

The following replaces the entire section:

The laws of France govern this Agreement.

The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.

All disputes arising out of this Agreement or relating to its violation or execution, shall be settled by the Commercial Courts of Paris even in matters concerning multiple parties or impleader actions or emergency protective actions in summary proceedings or on ex parte motion.

The following terms apply to Angola, Botswana, Burundi, Egypt, Eritrea, Ethiopia, Ghana, Jordan, Kenya, Kuwait, Liberia, Malawi, Malta, Mozambique, Nigeria, Oman, Qatar, Rwanda, Sao Tome, Sierra Leone, Somalia, Tanzania, Uganda, United Arab Emirates, West Bank/Gaza, Yemen, Zambia, and Zimbabwe:

Section 13—Governing Law

The following terms replace the entire Section:

The laws of England govern this Agreement, without giving effect to the principles of conflicts of laws.

14

The "United Nations Convention on Contracts for the International Sale of Goods" does not apply. Both parties shall exclusively submit to the jurisdiction of the High Court of England in London for all proceedings, claims or other legal actions of any nature that arise out of this Agreement or that relate to its violation or execution.

You hereby irrevocably submit yourself and your property to the jurisdiction of the High Court of London, and, to the extent permitted by law, waive any foreign jurisdiction and venue based defences in any such proceedings we may bring against you.

The following terms apply to all CEE countries except Czech Republic:

Section 1—Definitions

Add the following at the end of the definition of "Service":

Any reference to IBM with regard to Service shall mean the respective local IBM Company to which such part of the Agreement has been assigned.

Section 2—Agreement Structure and Contract Duration

Add the following as a new paragraph before the subsection entitled "Profiles":

IBM World Trade Corporation's signature may be replaced by a written confirmation by IBM Central and Eastern Europe/Middle East/Africa Inc., or the relevant IBM country organization, that IBM World Trade Corporation has accepted the subject Agreement or other documents as applicable.

The following replaces the terms of the subsection entitled "Our Acceptance of Your Order":

Services become subject to this Agreement when we accept your order by confirming our acceptance of your order in writing, but no later than when the Products or Services are provided to you.

Section 3—Our Relationship

In the subsection entitled "Responsibilities", add the following as the second sentence of item 3:

However, you agree that IBM may disclose the terms of the Agreement and submit relevant documents to a financial institution under a nondisclosure obligation if you request deviations from the prepayment terms. For this purpose, such information shall not be considered confidential even if so marked.

In item 8 of the subsection entitled "Responsibilities", replace the words "local law" with "applicable law".

In the subsection entitled "Responsibilities", add the following to item 11:

IBM reserves the right to have this Agreement or any part thereof performed by another IBM organization or designee. The names of the local IBM organizations and designees are provided in the operations guide.

In the subsection entitled "Responsibilities", add the following as the last items:

14.
IBM's or its designee's performance under this Agreement is subject to export licensing, and that such licensing is beyond IBM's control and that IBM does not assume any responsibility for it. You agree to provide any information necessary to apply for such approvals and to comply with all conditions of such approvals.

Notwithstanding the definition of your authorization to market Services, you should be aware that export, relocation or redirection of Services and related items is subject to regulations, for example, of the country of installation, the United States of America and the original country of export, and may

15

be prohibited by law. It is your responsibility to comply with any such regulations and to obtain all necessary licenses as applicable.

We may terminate this Agreement on written notice if we have reason to believe that you have violated these terms or that such violation is likely to occur;

15.
IBM will make any payments under this Agreement at its election in U.S. dollars or in the local currency of the country in which the responsibilities have been performed, based on the official exchange rate on the date of payment, to your bank account held in your name in the country in which the responsibilities have been performed or in which you are located.

Add the following as the last item of the subsection entitled "Other Responsibilities":

that, to the extent permitted by applicable law, we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name), you agree to inform that person of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

Section 9—Trademarks

The following replaces item 1 in the first paragraph:

1.
within your Territory;

Section 13—Governing Law

Change the title of the "Governing Law" section to "Governing Law and Arbitration/Jurisdiction".

The following replaces the first paragraph in this Section:

All disputes arising out of this Agreement or related to its violation, termination or nullity shall be finally settled under Rules of Arbitration and Conciliation of the Federal Economic Chamber in Vienna (Vienna Rules) by three arbitrators appointed in accordance with these rules. The arbitration shall be held in Vienna, Austria and the official language of the proceedings shall be English. The decision of the arbitrators shall be final and binding upon both parties and therefore the parties pursuant to paragraph 598 (2) of the Austrian Code of Civil Procedure expressly waive the application of paragraph 595 (1) Figure 7 of the said code. The clause set forth above shall, however, in no way limit IBM's right to institute proceedings in any competent court.

16

This Agreement is governed by the substantive laws of Austria exclusive of its conflict of laws provisions.

The following terms apply to Cyprus, Czech Republic, Estonia, Israel, Jordan, Latvia, Lithuania, Turkiye:

Section 9—Trademarks

The following replaces item 1 in the first paragraph:

1.
within (country name);

The following terms apply to the Republic of South Africa, Namibia, Swaziland and Lesotho:

Section 9—Trademarks

The following replaces item 1 in the first paragraph:

1.
in the Republic of South Africa, Namibia, Swaziland and Lesotho;

The following terms apply to Western Europe:

Section 1—Definitions

Add the following definition:

Western Europe is the following countries:

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxemburg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom.

Section 9—Trademarks

The following replaces item 1 in the first paragraph:

1.
within Western Europe;

The following terms apply to the specific countries in EMEA, as noted:

AUSTRIA

Section 3—Our Relationship

Add the following as the last item of the subsection entitled "Other Responsibilities":

that we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name) or a legal person (for example, your Customer's data), you agree to inform these persons of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

17

Section 8—Liability

The following replaces item 4 in the subsection entitled "Our Liability":

4.
the amount of any other actual direct loss or damage arising from our slight negligence in case of the    violation of essential contractual terms, or breach of this Agreement up to the greater of ATS 1,500.000 or the charges for the Product that is the subject of the claim.

Delete the subsection entitled "Items For Which We Are Not Liable" and replace the opening clause with the following:

Under no circumstances are we liable for any of the following:

Add the following as the last paragraph before the subsection entitled "Your Liability":

The limitations and exclusions will not apply to damages caused by us with intent or gross negligence and for express warranty.

BAHRAIN

Section 13—Governing Law

The following terms replace the entire Section:

This Agreement is governed by the laws of the State of Bahrain, without giving effect to the principles of conflicts of laws.

The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.

All disputes arising in connection with the present Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be Manama, Bahrain. The arbitral proceedings shall be in English and shall be conducted pursuant to the then existing Rules of Conciliation and Arbitration of the International Chamber of Commerce.

CZECH REPUBLIC

Section 3—Our Relationship

Add the following as the last item of the subsection entitled "Other Responsibilities":

that, to the extent permitted by applicable law, we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name), you agree to inform that person of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

18

Section 13—Governing Law

Add the following as the second paragraph of this Section:

All disputes arising out of this Agreement or related to its violation, termination or nullity shall be finally settled by Commercial Court in Prague.

ESTONIA

Section 13—Governing Law

The following replaces the first paragraph of this Section:

All disputes arising in conjunction with this Agreement shall be settled in arbitration. Each party shall appoint an arbitrator and the parties shall jointly appoint the Chairman. If the parties can not agree on who the Chairman will be, then the Central Chamber of Commerce in Helsinki will appoint the Chairman. In arbitration, the Law on Arbitration will be binding. The arbitrators shall come together in Helsinki. Finnish law will apply.

FRANCE

Section 13—Governing Law

Add the following as the second paragraph of this Section:

All disputes arising out of this Agreement or related to its violation or execution, including summary proceedings, shall be settled exclusively by the Commercial Court of Paris.

GERMANY

Section 3—Our Relationship

Add the following to the beginning of item 5 in the subsection entitled "Other Responsibilities"

notwithstanding the regulations set forth in 354a HGB,

Add the following in bold typeface as the last item of the subsection entitled "Other Responsibilities":

that we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement including personal data (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name), you agree to inform that person of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

19

Section 8—Liability

The following replaces item 4 in the subsection entitled "Our Liability":

4.
the amount of any other actual direct loss or damage arising from our violation of essential contractual terms or breach of this Agreement up to the greater of DMS 1,000.000 or the charges for the Product that is the subject of the claim.

Delete the subsection entitled "Items For Which We Are Not Liable" and replace the opening clause with the following:

Under no circumstances are we liable for any of the following:

Add the following as the last paragraph before the subsection entitled "Your Liability":

The limitations and exclusions will not apply to damages caused by us with intent or gross negligence and for express warranty.

IRELAND

Section 8—Liability

The following replaces item 4 in the subsection entitled "Our Liability":

4.
the amount of any other actual direct loss or damage arising from our negligence or breach of this Agreement, up to the greater of U.S. $100,000 (or equivalent) or 125% of the charges for the Service that is the subject of the claim.

Add the following as the last paragraph in the subsection entitled "Items for Which We Are Not Responsible":

Except as expressly provided in these terms and Section 12 of the Sale of Goods Act 1893 as amended by (Section 39 of) the Sale of Goods and Supply of Services Act 1980, all conditions and warranties (express or implied, statutory or otherwise) are excluded, including without limitation any warranties implied by the Sale of Goods Act 1893 as amended by the Sale of Goods and Supply of Services Act 1980.

ITALY

Section 2—Agreement Structure and Contract Duration

Add the following as the last paragraph of the subsection entitled "Acceptance of the Terms in a Transaction Document":

You must give your express acceptance of specific clauses.

Section 3—Our Relationship

Add the following as the last item of the subsection entitled "Other Responsibilities":

that we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

20

To the extent that Your Data comprises data about a natural person (for example, a contact name) or a legal person (for example, your Customer's data), you agree to inform these persons of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

Section 8—Liability

The following replaces, in its entirety, the subsection entitled "Our Liability":

Unless otherwise provided by mandatory law, we are liable only for:;

1.
damages for bodily injury (including death) and damage to real property and tangible personal property caused solely by our negligence; and

2.
as to any other actual loss or damage arising in all situations involving nonperformance by us pursuant to, or in any way related to, the subject matter of this Agreement, our liability will be limited to the total amount you paid for the Service that is the subject of the claim.

This limit also applies to any of our subcontractors and Program developers. It is the maximum for which we and our subcontractors and Program developers are collectively responsible.

The following replaces in its entirety the terms in the subsection entitled "Items for Which We Are Not Liable":

Unless otherwise provided by mandatory law, we, our subcontractors and our Program developers are not liable for any of the following:

1.
third party claims against you for damages (other than those under the first item above in the subsection entitled "Our Liability");

2.
loss of, or damage to, your records or data; or

3.
indirect damages, even if we are informed of their possibility.

Section 13—Governing Law

Add the following as the second paragraph in this Section:

All disputes arising out of this Agreement or related to its violation and execution shall be exclusively settled by the court of Milan.

LATVIA

Section 13—Governing Law

The following replaces the first paragraph in this Section:

All disputes arising in conjunction with this Agreement shall be settled in arbitration. Each party shall appoint an arbitrator and the parties shall jointly appoint the Chairman. If the parties can not agree on who the Chairman will be, then the Central Chamber of Commerce in Helsinki will appoint the Chairman. In arbitration, the Law on Arbitration will be binding. The arbitrators shall come together in Helsinki. Finnish law will apply.

21

LEBANON

Section 13—Governing Law

The following terms replace the entire Section:

The laws of France govern this Agreement.

The "United Nations Convention on Contracts for the International Sale of Goods" does not apply. All disputes arising out this Agreement or relating to its violation or execution, shall be settled by the Commercial Courts of Paris even in matters concerning multiple parties or impleader actions or emergency protective actions in summary proceedings or on ex parte motion."

LITHUANIA

Section 13—Governing Law

The following replaces the first paragraph in this Section:

All disputes arising in conjunction with this Agreement shall be settled in arbitration. Each party shall appoint an arbitrator and the parties shall jointly appoint the Chairman. If the parties can not agree on who the Chairman will be, then the Central Chamber of Commerce in Helsinki will appoint the Chairman. In arbitration, the Law on Arbitration will be binding. The arbitrators shall come together in Helsinki. Finnish law will apply.

PAKISTAN

Section 13—Governing Law

The following terms replace the entire Section:

The laws of England govern this Agreement, without giving effect to the principles of conflicts of laws.

The "United Nations Convention on contracts for the International Sale of Goods" does not apply. Both parties shall exclusively submit to the jurisdiction of the High Court of England in London for all proceedings, claims or other legal actions of any nature that arise out of this Agreement or that relate to its violation or execution.

You hereby irrevocably submit yourself and your property to the jurisdiction of the High Court of London, and, to the extent permitted by law, waive any foreign jurisdiction and venue based defenses in any such proceedings we (IBM) may bring against you (Contractor). Parties have taken a conscious decision that although the Agreement will be substantially performed within Pakistan and bulk of the evidence would be located in Pakistan, London, England would be a convenient forum for jurisdiction

SAUDI ARABIA

Section 13—Governing Law

The following terms replace the entire Section:

The laws of England govern this Agreement, without giving effect to the principles of conflicts of laws.

The "United Nations Convention on contracts for the International Sale of Goods" does not apply.

Subject to the last sentence below, both parties shall exclusively submit to the jurisdiction of the High Court of England in London for all proceedings, claims or other legal actions of any nature that arise out of this Agreement or that relate to its violation or execution.

You hereby irrevocably submit yourself and your property to the jurisdiction of the High Court of London, and, to the extent permitted by law, waive any foreign jurisdiction and venue based defenses

22

in any such proceedings we (IBM) may bring against you (Contractor). However, the parties agree that we (IBM) shall have the unilateral right to submit to the jurisdiction of the applicable court in the Kingdom of Saudi Arabia under Saudi laws.

SOUTH AFRICA

Section 3—Our Relationship

Add the following as the last item of the subsection entitled "Other Responsibilities":

that we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

To the extent that Your Data comprises data about a natural person (for example, a contact name) or a legal person (for example, your Customer's data), you agree to inform these persons of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

Section 8—Liability

The following replaces item 3 in the subsection entitled "Our Liability":

4.
the amount of any other actual direct loss or damage arising from our negligence or breach of this Agreement, up to the charges for the Service that is the subject of the claim.

SPAIN

Section 2—Agreement Structure and Contract Duration

The following replaces the last sentence in the subsection entitled "Contract Duration":

You are responsible to provide us with three months' written notice if you will not be renewing this Agreement. We are responsible to provide you with six months' written notice if we will not be renewing this Agreement.

SWITZERLAND

Section 3—Our Relationship

Add the following as the last item of the subsection entitled "Other Responsibilities":

that we may use data about your organization, including your addresses, contact names, revenue data and any other types of data you provide under this Agreement (Your Data), for the purpose of this Agreement, other related purposes including the marketing of, and provisions of information about, Products, offerings and other activities, and for any other business purpose.

Additionally, you agree that for the above purposes we may disclose or transfer Your Data to any of our Related Companies (which may also use and transfer Your Data as described) and to third parties, including subcontractors and consultants. You agree that Your Data may be transferred to such Related Company or third party in any country whether or not a member of the European Union.

23

To the extent that Your Data comprises data about a natural person (for example, a contact name) or a legal person (for example, your Customer's data), you agree to inform these persons of the purpose for which such data are disclosed to us, to obtain their informed consent to that disclosure and the subsequent use or transfer of that data by us, and to fulfill all other legal requirements necessary to make such use and transfers legal.

TURKIYE

Section 3—Our Relationship

The following replaces item 13 in the subsection entitled "Responsibilities":

13.
each of us will comply with all laws and regulations (such as the provisions of the Consumer Protection Law and all related communiqués).

Section 13—Governing Law

Add the following as the second paragraph in this Section:

All conflicts arising from this Agreement will be finally settled by the Courts of Commerce and Execution Offices of the Main Courthouse of Istanbul (Sultanahmet).

UNITED KINGDOM

Section 8—Liability

The following replaces item 4 in the subsection entitled "Our Liability":

4.
the amount of any other actual direct loss or damage arising from our negligence or breach of this Agreement, up to the greater of U.S. $100,000 (or equivalent) or 125% of the charges for the Service that is the subject of the claim.

Add the following as item 4 in the subsection entitled "Our Liability":

4.
any breach of the obligations implied by Section 12 of the Sales of Goods Act 1979 or Section 2 of the Supply of Goods and Services Act 1982.

Section 13—Governing Law

The following replaces the entire Section:

The laws of England govern this Agreement and both of us agree to submit all disputes relating to this Agreement to the jurisdiction of the English Courts.

The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.

LATIN AMERICA

Listings of the countries and groups of countries follow:

Brazil
Costa Rica*
Dominican Republic*
El Salvador*
Guatemala*
Honduras*
Mexico

24

Nicaragua*
Panama*

Andean

Bolivia
Colombia
Ecuador
Peru
Venezuela

Latin America South

Argentina
Chile
Paraguay
Uruguay

(*)
This country is covered by General Business Machines (GBM) and not by IBM locally.

The following terms apply to all countries in Latin America:

Section 2—Agreement Structure and Contract Duration

The following term replaces item 1 in the subsection entitled "Conflicting Terms"

a transaction document if it is a signed document, prevails over those of all the documents;

The following terms apply in the specific country in Latin America, as noted:

COLOMBIA

Section 1—Definitions

Add the following at the end of the End User definition:

and who is not on the Colombia Denial List.

NORTH AMERICA

Listing of the countries and group of countries follows:

CANADA

CARIBBEAN NORTH DISTRICT

Bahamas and its sales territories of:
Turks and Caicos Islands

Barbados and its sales territories of:
Antigua, Dominica, Grenada, St Kitts, St Lucia and Tortolla

Bermuda

Jamaica and its sales territory of:
Cayman Islands

Netherlands Antilles and its sales territories of:
St. Maarten, Bonaire and Aruba

25

Suriname

Trinidad and its sales territory of:
Guyana

UNITED STATES OF AMERICA

The following terms apply to Canada and the United States of America:

CANADA

Section 8—Liability

The following replaces items 2, 3 and 4 in the subsection entitled "Our Liability":

2)
bodily injury (including death), and damage to real property and tangible personal property caused by our negligence; and

3)
the amount of any other actual direct damage arising from our negligence or breach of this Agreement, including fundamental breach, tort or our misrepresentation, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Service that is the subject of the claim.

The following replaces item 1 in the subsection entitled "Items for Which We Are Not Liable":

1)
third-party claims against you for damages (other than those under the second item above in the subsection entitled "Our Liability');"

Section 13—Governing Law

The following replaces the first paragraph in this Section:

The laws of the Province of Ontario govern this Agreement.

CARIBBEAN NORTH DISTRICT

Section 8—Liability

The following replaces items 1,2 and 3 in the subsection entitled "Our Liability":

1)
) bodily injury (including death), and damage to real property and tangible personal property caused by our negligence; and

2)
the amount of any other actual direct damage arising from our negligence or breach of this Agreement, including fundamental breach, tort or our misrepresentation, up to the greater of US $100,000 or the charges (if recurring 12 months' charges apply) for the Service that is the subject of the claim.

The following replaces item 1 in the subsection entitled "Items for Which We Are Not Liable":

1)
third-party claims against you for damages (other than those under the first item above in the subsection entitled "Our Liability');"

UNITED STATES OF AMERICA

Section 13—Governing Law

The following replaces the first paragraph in this Section:

The laws of the State of New York, without regard to conflict of laws principles, govern this Agreement.

26

IBM Business Partner Agreement
Solution Provider and Reseller Attachment for Services

These terms prevail over and are in addition to or modify the Remarketer Terms Attachment for Services and the Complementary Marketing Terms Attachment for Services.

Marketing Approval

You may be approved as a Solution Provider or Reseller under a remarketer relationship or under a complementary marketing relationship, or both. If we approve you to market the same Services under both remarketer and complementary marketing terms, all transactions will be under remarketer terms. You may unilaterally elect not to participate under remarketer terms for a specific transaction or business segment by providing us a signed IBM Business Partner Statement of Election.

We may specify the specific industry codes to which you may market Services. If we do so, you agree to comply.

Your Responsibilities To IBM

You agree:

1.
to develop a mutually acceptable business plan with us, if we require one. Such plan will document each of our marketing plans as they apply to our relationship. We will review the plan, at a minimum, once a year;

2.
that, unless precluded by applicable law, one of the requirements for you to retain this relationship is that you achieve the minimum annual attainment, if applicable, we specify in your Profile;

3.
to order Services, as we specify in the operations guide;

4.
to maintain trained personnel, as we specify in your Acceptance Document;

5.
to provide us, on our request, relevant financial information about your business so we may, for example, use this information in our consideration to extend credit terms to you;

6.
to maintain the capability to demonstrate Service we approve you to market; and

7.
that the products and deliverables you market in conjunction with IBM Services are Year 2000 Ready. A product (for example, a machine or program) or a deliverable is Year 2000 Ready if the product or deliverable, when used in accordance with its associated documentation, is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products used with the product or deliverable properly exchange accurate date data with it.

Your Responsibilities To End Users

You agree to:

1.
assist the End User to achieve productive use of your solution and the Services you marketed;

2.
identify and select the required technology based upon the End User's requirements, and confirm that the Service configuration is fully capable of the satisfactory performance of your solution;

3.
not make representations that IBM is responsible for the Service configuration and their ability to satisfy the End User's requirements;

4.
develop a plan, agreed to by the End User, for installation and post-installation support for the offering you market. For Services we approve you to market, such support includes your being the

1

  primary contact for Services information, technical advice and operational advice associated with the offering; and

5.
support the End User in planning fulfillment of Service training and education requirements, including informing the End User of educational offerings, as applicable.

Value Added Enhancement

For Services a Solution Provider markets, the Solution Provider is required to have a solution which is a value added enhancement that we approve and specify on the Profile and which significantly adds to the Service's function and capability.

Country Unique Terms For The Solution Provider and Reseller Attachment

The following modify the terms of this Attachment in the specific countries, as noted:

ASIA PACIFIC

The following applies to all countries in Asia Pacific, except Australia:

The following replaces the last paragraph of the Marketing Approval section:

We may specify the type of account in your Profile or specific industry codes to which you may market Services. If we do so, you agree to comply.

The following applies to all countries in Asia Pacific, as noted:

AUSTRALIA

Value Added Enhancement

The following are additional terms to this Section:    Your value added enhancement must be the primary justification for the End User's acquisition of the Services you market. A sale to an End User without your value added enhancement, when it is required, is a material breach of the Agreement.

NORTH AMERICA

The following applies to all the countries in North America, as noted:

For Solution Providers,

Value Added Enhancement

The following are additional terms to this Section:

You agree to market Services only with your approved value added enhancement as part of an integrated solution for End Users. Certain Services we specify do not require a value added enhancement.

In the event we withdraw approval of your value added enhancement, we also withdraw your approval as an IBM Business Partner for that value added enhancement.

We may, at any time, modify the criteria for approval of your value added enhancement. You are responsible to modify your value added enhancement to meet these criteria.

2

Business Partner Agreement
Remarketer Terms Attachment for Services

1. Our Relationship

As our IBM Business Partner, you market to your Customers the Services we provide to you. The following terms govern your marketing of Services the End User purchases from you (or if you are our Distributor, from your Remarketer), and which we provide under the terms of the applicable End User agreement (for example, the IBM Agreement for Services Acquired from an IBM Business Partner). We provide additional terms to you, if any, in specific Service Attachments, or transaction documents.

Responsibilities

Each of us agrees 1) each of us is free to set its own prices and terms; and 2) neither of us will discuss its Customer prices and terms in the presence of the other.

Other Responsibilities

You agree:

1.
to retain records, as we specify in the operations guide, of each Service transaction (for example, a sale or credit) for three years;

2.
to provide us with marketing and sales information for our Services, as we specify in the operations guide;

3.
if you are approved to market to Remarketers, to market Services which require certification, only to Remarketers who are certified to market them;

4.
to actively market Services only within the geographic scope specified in this Agreement. You may not market outside this scope, and you agree not to use anyone else to do so; and

5.
because the End User is bound by the terms of their IBM agreement, you agree to become thoroughly familiar with the End User's IBM agreement and understand its terms.

2. IBM Services

Services may be either standard offerings or customized to the End User's specific requirements. Each Service transaction may include one or more Service that 1) expire at task completion or an agreed upon date, 2) automatically renew as another transaction with a specified contract period. Renewals will continue until the Service is terminated; or 3) do not expire and are available for use until either of us terminates the Service, or we withdraw the Service.

If we make a change to the terms of a renewable Service that affects the End User's current agreement (such as a Service agreement) contract period and the End User considers it unfavorable and you advise us in writing, we will defer the change until the end of that contract period.

Notices

If applicable, each of us agrees to give the other a copy of notices or requests received from or sent to an End User applicable to the IBM Service agreement

You agree to ensure appropriate Services Attachments and transaction documents, if any, are made available to End Users for their acceptance (if applicable, securing their signature), if required. Such documents may have terms in addition to those we specify in the End User's IBM Service agreement.

1

Services Requirements Changes

During the Service period you may update the requirements, including adding products to be covered by the Service, as well as increasing the Service requirements (for example, increasing the level of Service). We will adjust our invoicing to you accordingly.

Prices and Payment

The price and discount, if we specify one, for each Service will be made available to you in communication which we provide to you in published form or through our electronic information systems or a combination of both.

The price for each Service is the lower of the price in effect on the date we receive your order, or the date we ship a "shrink-wrap" Service, or the start date of a Service, if it is within six months of the date we receive your order.

We may change prices and increase discounts at any time. We may decrease discounts on one month's written notice.The amount payable for a Service will be based on one or more of the following types of charges:

1)
recurring (for example, a periodic charge for support Services);

2)
time and materials (for example, charges for hourly Services); or

3)
fixed price (for example, a specific amount agreed to between us for a custom Service).

Services we make available to you on a recurring-charge basis are made available for the period indicated in our invoice, statement of work, or other transaction document, as applicable. You may market such Services only on a recurring charge basis.

We may increase recurring charges for Services, as well as hourly or daily rates and minimums for Services we perform under the IBM Service agreement, by giving you three month's (unless we specify otherwise) written notice. An increase applies on the first day of the applicable invoice or charging period, on or after the effective date we specify in the notice.

We may increase one time charges without notice.

Charges for Services are billed as we specify, which may be 1) in advance, 2) periodically during the performance of the Service, or 3) after the Service is completed.

Prepaid Services must be used within the applicable contract period. If we withdraw a Service for which you prepaid, and we have not fully provided such Service, we will give a prorated refund. Unless we specify otherwise, we do not give credits or refunds for unused prepaid Services.

If an End User is eligible for a credit under the terms of their IBM Service agreement (for example, a satisfaction guarantee credit, or a credit for withdrawn Services not fulfilled), you agree to ensure the applicable prorated credit is issued to the End User. We will issue the appropriate credit to you. If you are our Distributor, you agree to issue the applicable credit to your Remarketer.

Additional Charges

We specify in the End User's IBM Service agreement additional charges that apply under specific conditions. When applicable, such charges apply to you. Depending on the particular Service or circumstance, if other charges apply we will inform you in advance.

2

Invoicing, Payment and Taxes

Amounts are due upon receipt of invoice (or applicable request for payment) and payable as specified in a transaction document, or electronically if applicable. You agree to pay accordingly, including any late payment fee. Details of any late payment fee will be provided upon request at the time of order and will be included in the notice.

You may use a credit only after we issue it.

If any authority requires us to include in our invoice, or such request for payment, to you a duty, tax, levy, or fee which they impose, excluding those based on our net income, upon any transaction under this Agreement, then you agree to pay that amount.

Failure to Pay Any Amounts Due

If you fail to pay any amounts due in the required period of time, you agree that we may do one or more of the following, unless precluded by law:

1.
impose a finance charge, as we specify to you in writing, up to the maximum permitted by law, on the portion which was not paid during the required period;

2.
require payment on or before the Services start date;

3.
not accept your order until any amounts due are paid;

4.
terminate this Agreement; or

5.
pursue any other remedy available at law. We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against amounts due us or any of our Related Companies.. Before taking any of the above actions, we will provide you with a reasonable opportunity to cure.

Termination of Services

If either IBM or the End User does not meet its obligations concerning a Service, the other party may terminate the Service. We will inform you of any such termination.

For a Service the End User terminates, you agree to ensure we are provided one month's (unless we specify otherwise) written notice from the End User. For a Service you decide to terminate, you agree to provide one month's (unless we specify otherwise) written notice to us and the End User.

When an expiring or renewable Service transaction is terminated, such termination will result in an adjustment charge equal to the lesser of 1) the charges remaining to complete the contract period; or 2) one of the following if specified in the transaction document—

  a)
  the charges remaining to complete the contract period multiplied by the adjustment factor specified; or

  b)
  the amount specified.

You also agree to pay us for all Services we provide and any Material we deliver through Service termination and any charges we incur in terminating subcontracts.

Adjustment charges do not apply if you terminate:

1.
a non-expiring Service on one month's (unless we specify otherwise) written notice provided you and the End User have met all minimum requirements specified in the applicable Attachments and transaction documents, if any,

3

2.
a renewable Service on written notice, provided you and the End User have met the minimum requirements specified in the applicable Attachments and transaction documents, if any, and any of the following circumstances occur:

a)
the eligible product for which the Service is provided is permanently removed from productive use within the End User's enterprise;

b)
an increase in the Service charges, either alone or in combination with prior increases over the previous twelve months, is more than the maximum specified in the applicable transaction document. If no maximum is specified, then the circumstance does not apply; or

c)
the eligible location, for which the Service is provided, is no longer controlled by the End User (for example, because of sale or closing of the facility).

3. Marketing of Financing

If we approve you on your Profile, you may market our Financing Services for Services and any associated products and services you market to the End User. If you market our Financing Services, we will pay you a fee as we specify to you in your Exhibit.

We provide Financing Services to the End User under the terms of our applicable agreements signed by the End User. You agree, that for the items that will be financed 1) you will promptly provide us any required documents including invoices, with serial numbers, if applicable, 2) the supplier will transfer clear title to us, and 3) you will not transfer to us any obligations under your agreements with the End User.

We will make payment for the items to be financed when the End User has initiated financing and acknowledged acceptance of the items being financed. Payment will be made to you, or the supplier, as appropriate.

4. Ending the Agreement

Regardless of the contract duration specified in the Profile, or any renewal period in effect, either of us may terminate this Agreement, with or without cause, on three months' written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable. However, if you terminate this Agreement, without cause, you remain obligated to pay any minimums specified in your Acceptance Documents.

If we terminate for cause (such as you not meeting your minimum annual attainment), we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you are: if you do not maintain customer satisfaction; if you do not comply with the terms of a transaction document; if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

At the end of this Agreement, each of us agrees to immediately settle any accounts with the other. We may offset any amounts due you against amounts due us, or any of our Related Companies as allowable under applicable law.

You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

4

COUNTRY UNIQUE TERMS FOR THE REMARKETER TERMS ATTACHMENT

The following modify the terms of this Attachment in the specific countries, as noted.

ASIA PACIFIC

The following terms apply to all countries in Asia Pacific:

Section 2—IBM Services

Add the following term as the last paragraph in the subsection entitled "Invoicing, Payment and Taxes":

If you are claiming any income or transaction tax exemption relating to the Services you acquired from us or that we provided, then you agree to provide us with all appropriate documentation.

In the subsection entitled Termination of Services paragraphs three and five do not apply.

The following terms apply to the specific countries in Asia Pacific, as noted:

INDOCHINA COUNTRIES

The following terms apply to all the Indochina countries (Cambodia, Laos, Myanmar and Vietnam):

Section 2—IBM Services

The following replaces the second sentence in the subsection entitled "Invoicing, Payment and Taxes":

You agree to pay in full all prices and charges in accordance with our invoice, in United States Dollars, by irrevocable confirmed letters of credit in favor of IBM, drawn on a bank acceptable to IBM, at least 45 days prior to our shipment to you, or by telegraphic transfer. Mode of payment will be determined at IBM's discretion.

The following terms apply to the specific country in Asia Pacific, as noted:

JAPAN

Section 2—IBM Services

Delete item 1 in the subsection entitled "Failure To Pay Any Amounts Due".

Section 4—Ending the Agreement

Delete the following from the next to last paragraph in this Section:

or any of our Related Companies.

NEW ZEALAND

Section 2—IBM Services

The following term replaces item 1 in the subsection entitled "Failure to Pay Any Amounts Due":

impose a penalty interest, as we specify in writing, up to the maximum permitted by law, on the portion that was not paid during the required period;

5

PEOPLE'S REPUBLIC OF CHINA

Section 2— IBM Services

Add the following as additional terms to the subsection entitled "Invoicing, Payment and Taxes":

You will pay by Letter of Credit for each shipment, or other form of payment as instructed by us.

If the government imposes a duty, tax (other than an income tax) or fee on the Agreement or any Product or Service provided under it, not otherwise provided for in our prices and charges, you agree to pay it when we invoice you.

Letter of Credit for Each Shipment

Payment in full for each Product and Service and for other charges referred to herein will be made in United States dollars through an irrevocable and confirmed Letter of Credit which shall be in a form acceptable to us. You agree to open such an irrevocable Letter of Credit no later than 14 days prior to our scheduled shipment date on the basis of a pro forma invoice indicating the current price of the Product and Service and other estimated charges. Such Letter of Credit shall expire no earlier than 30 days after the latest shipment date on which the Products and Services are delivered to your designated location as agreed to by us. You further agree to adjust the amount of such Letter of Credit on the basis of shipment and other charges referred to herein. The irrevocable Letter of Credit shall be negotiable by us upon submission to the bank of the related commercial invoices and the shipping documents specified in the credit, evidencing shipment.

Any fees, however designated, levied by a bank to open or amend a Letter of Credit, or effect payment in United States dollars by the opening bank, shall be borne by you. Any fees, however designated, levied by the advising or collecting bank shall be borne by the IBM World Trade Corporation.

Other invoices for adjustments, additional charges, taxes, etc., if any, payable or reimbursable by you to us under this Agreement, may be issued subsequent to delivery to you and shall be payable in full in United States dollars within thirty days of the date of the invoice.

Failure by you to establish a Letter of Credit in accordance with the provisions of this Section will entitle us to cancel this Agreement without liability on our part.

EMEA

The following terms apply to all countries in EMEA:

Section 1—Our Relationship

In the subsection entitled "Other Responsibilities" the following replaces item 3:

3.    when you are approved to market to Remarketers selective distribution Services, market them only to Remarketers that IBM specifically approves to market such Services;

In the subsection entitled "Other Responsibilities" the following replaces item 4:

The following terms apply to all countries in Western Europe:

You may actively market Products and Services only within Western Europe. You may not market outside this scope, and you agree not to use anyone else to do so. Your responsibilities under this Agreement apply wherever you provide Products and Services in Western Europe.

The following terms apply to the Republic of South Africa, Namibia, Swaziland and Lesotho.

You may actively market Products and Services only within the Republic of South Africa, Namibia, Swaziland and Lesotho. You may not market outside this scope, and you agree not to use anyone else

6

to do so. Your responsibilities under this Agreement apply wherever you provide Products and Services in such countries.

The following terms apply to Algeria, Angola, Bahrain, Benin, Bostwana, Burkina Faso, Burundi, Cameroon, Cape Verde, Central African Republic, Chad, Congo, D.R. of Congo, Djibouti, Egypt, Equatorial Guinea, Eritrea, Ethiopia, Gabon, Gambia, Ghana, Guinea, Guinea-Bissau, Ivory Coast, Jordan, Kenya, Kuwait, Lebanon, Liberia, Malawi, Mali, Malta, Mauritania, Morocco, Mozambique, Niger, Nigeria, Oman, Pakistan, Qatar, Rwanda, Sao Tome, Saudi Arabia, Senegal, Sierra Leone, Somalia, Tanzania, Togo, Tunisia, Uganda, United Arab Emirates, West Bank/Gaza, Yemen, Zambia, and Zimbabwe:

You may actively market Products and Services only within your applicable Territory. You may not market outside this scope, and you agree not to use anyone else to do so. Your responsibilities under this Agreement apply whenever you provide Products and Services in your applicable Territory.

The following terms apply to all other countries in EMEA:

You may actively market Services only within (country name). You may not market outside this scope, and you agree not to use anyone else to do so.

Section 2—IBM Services

The following replaces the first paragraph in the subsection entitled "Invoicing, Payment and Taxes":

Amounts are due upon receipt of invoice and payable in accordance with the payment option you selected. Details of any payment options will be specified in the operations guide. You agree to pay accordingly, including any late payment fee.

In the subsection entitled "Failure to Pay Any Amounts Due":

In item 1, replace the words "in writing" with "in the operations guide"

The following replaces the second sentence of item 5

We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against any amounts due us.

The second paragraph is not applicable.

Section 4—Ending the Agreement

The following replaces the second sentence in the fourth paragraph:

We may offset any amounts due you against amounts due us.

The following terms apply to the countries in EMEA, as noted:

The following terms apply to Botswana, Burundi, Eritrea, Ethiopia, Ghana, Kenya, Malawi, Malta, Mozambique, Nigeria, Rwanda, Sierra Leone, Tanzania, Uganda, Zambia, and Zimbabwe:

Section 2—IBM Services

The following replaces the first sentence in the subsection entitled "Invoicing, Payment and Taxes":

Unless otherwise agreed to by us in writing, payment for each order shall be due and payable to our account in New York, U.S.A. (or another such account as is designated by IBM in writing) by means of a confirmed and irrevocable Letter of Credit, in a form acceptable to us, to be issued prior to delivery to Free Carrier in accordance with INCOTERMS 1980 of the International Chamber of Commerce.

7

Add the following as the second paragraph:

All payments by either party to the other under any provisions of this Agreement shall be made in United States dollars.

CENTRAL EUROPE and RUSSIA

Section 2—IBM Services

In the subsection entitled "Invoicing, Payment and Taxes" the following replaces the first paragraph:

You agree to pay in accordance with the payment terms specified on the invoice or as otherwise agreed and communicated by IBM, including any late payment fee. Details of payment terms are specified in the operations guide.

Add the following at the end of the second paragraph:

However, IBM reserves the right to make the respective payment at its election in U.S. dollars or in local currency, based on the official exchange rate on the date of payment, to your account in the country in which you are located instead of crediting your account with IBM.

EGYPT

Section 2—IBM Services

Add the following as additional terms to the subsection entitled "Invoicing, Payment and Taxes":

You will pay by Letter of Credit for each shipment, or other form of payment as instructed by us.

FRANCE

Section 2—IBM Services

The following replaces the first paragraph in the subsection entitled "Invoicing, Payment and Taxes":

Amounts are due and payable upon receipt of invoice. You agree to pay accordingly, including any late payment fees. If payment for a one time charge is not made within 34 days from the date of the invoice, you may be subject to late payment fees. If payment for quarterly billing of recurring charges is not made within 60 days from the date of invoice, you may be subject to late payment fees. Late payment fee calculations will be specified in the operations guide.

ISRAEL

Section 2—IBM Services

The following replaces the first paragraph in the subsection entitled "Invoicing, Payment and Taxes":

Amounts are due and payable upon receipt of invoice. You agree to pay accordingly, including any late payment fees. If payment for a one time charge or payment for quarterly billing of recurring charges is not made within 60 days from receipt of invoice, you may be subject to late payment fees. Late payment fee calculations will be specified in the operations guide.

8

ITALY

Section 2—IBM Services

Add the following at the end of the first paragraph in the subsection entitled "Invoicing, Payment and Taxes":

Such fees will be apportioned to the number of days of the delay. We may transfer the credit to a factoring company. If we do so we will advise you in writing.

SPAIN

Section 2—IBM Services

Add the following at the end of the first paragraph in the subsection entitled "Invoicing, Payment and Taxes:

Such fee will be apportioned to the number of days of the delay. We may transfer the credit to a factoring company.

Section 4—Ending the Agreement

The following replaces the first sentence:

Regardless of the contract duration specified in the Profile, or any renewal period in effect, you may terminate this Agreement, with or without cause, on three months' written notice and we may terminate, with or without cause, on six months' written notice.

TURKIYE

Section 2—IBM Services

The following replaces the first paragraph in the subsection entitled "Invoicing, Payment and Taxes":

Amounts are due and payable upon receipt of invoice. You agree to pay accordingly, including any late payment fees. Late payment fee calculations will be specified in the operations guide.

Add the following as the last sentence of the subsection entitled "Failure To Pay Any Amounts Due":

For future legal obligations, the related party will be responsible for its own part.

LATIN AMERICA

The following terms apply to the specific countries in Latin America, as noted:

BRAZIL

Section 2—IBM Services

Add the following as the third paragraph of the subsection entitled Prices and Payment

If country law regarding price policies is altered, allowing monetary readjustment of price in shorter periods of time than the one already in effect, each of us agrees that our prices to you may be revised as frequently and as soon as the law allows. However, if for any reason the official adjustment index becomes extinct or worthless, it is agreed that monetary readjustment will be based upon any similar index produced by the second most important economic institution in the country, or by a new official index the local government establishes.

In the subsection entitled "Prices and Payment" paragraph five which applies to Programs licensed on a recurring charge, is not applicable.

9

The following replaces the second sentence of item 5 in the subsection entitled "Failure To Pay Any Amounts Due",

We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against any amounts due us.

The second paragraph is not applicable.

Section 4—Ending the Agreement

The following replaces the second sentence in the fourth paragraph:

We may offset any amounts due you against amounts due us.

CHILE

Section 2—IBM Services

Add the following as the fourth paragraph in the subsection entitled "Prices and Payment"

When our price to you is in local currency, price increases or discount reductions apply. When our price to you is in United States dollars, price increases do not apply.

LATIN AMERICA SOUTH

The following terms apply to all countries in Latin America South:

Section 2—IBM Services

Add the following as the second paragraph of the subsection entitled "Invoicing, Payment and Taxes":

The invoiced amounts shall be paid in United States dollars or their equivalent in legal currency, at the exchange rate applicable to dividends and/or profits, foreign transfers made by private natural or legal persons, on the payment date, at the domicile of IBM, or whatever it may be determined by the latter, on the dates established in the respective invoices. In the case of a bank holiday, the opening exchange rate shall be applied.

The payment shall be considered as duly made when IBM effectively receives the funds.

In the subsection entitled "Failure to Pay Any Amounts Due":

The following replaces the second sentence of item 5:

We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against any amounts due us.

The second paragraph is not applicable.

Section 4—Ending the Agreement

The following replaces the second sentence in the fourth paragraph:

We may offset any amounts due you against amounts due us.

MEXICO

Section 2—IBM Services

Add the following as the fourth paragraph in the subsection entitled "Prices and Payment":

When our price to you is in local currency, price increases are effective on the date of announcement.

10

Add the following after the first paragraph in the subsection entitled "Invoicing, Payment and Taxes":

The invoiced amounts shall be paid in United States dollars or their equivalent in legal currency, at the exchange rate applicable to dividends and/or profits, foreign transfers made by private natural or legal persons, on the payment date, at the domicile of IBM, or whatever it may be determined by the latter, on the dates established in the respective invoices. In the case of a bank holiday, the opening exchange rate shall be applied.

The payment shall be considered as duly made when IBM effectively receives the funds.

The following replaces the first item in the list in the subsection entitled "Failure to Pay Any Amounts Due":

impose a finance charge, as we specify to you in writing, on the portion which was not paid during the required period;

PERU

Section 2—IBM Services

In the subsection entitled "Failure to Pay Any Amounts Due" the following replaces the second sentence of item 5:

We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against any amounts due us.

The last paragraph is not applicable.

VENEZUELA

Section 2—IBM Services

Add the following as the third paragraph of the subsection entitled "Prices and Payment":

If country law regarding price policies is altered, allowing monetary readjustment of price in shorter periods of time than the one already in effect, each of us agrees that our prices to you may be revised as frequently and as soon as the law allows. However, if for any reason the official adjustment index becomes extinct or worthless, it is agreed that monetary readjustment will be based upon any similar index produced by the second most important economic institution in the country, or by a new official index the local government establishes.

The following replaces the second sentence of item 5 in the subsection entitled "Failure To Pay Any Amounts Due":

We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against any amounts due us.

The sentence paragraph is not applicable.

Section 4—Ending the Agreement

The following replaces the second sentence in the fourth paragraph:

We may offset any amounts due you against amounts due us.

11

NORTH AMERICA

The following terms apply to the specific countries in North America, as noted:

CANADA

Section 2—IBM Services

The following is an additional subsection and follows the subsection entitled "Invoicing, Payment and Taxes":

Purchase Money Security Interest

You grant us a purchase money security interest in your proceeds from the sale of, and your accounts receivable for, Products and Services, until we receive the amounts due. You agree to sign an appropriate document, to permit us to perfect our purchase money security interest.

CARIBBEAN NORTH DISTRICT

Section 2—IBM Services

Add the following as the last paragraph in the subsection entitled "Invoicing, Payment and Taxes":

If any authority requires us to withhold taxes from our payments to you, we will do so and remit such to the taxing authority. If we are assessed withholding taxes, interest or penalties by such authority with respect to payments we made to you, you will reimburse us for such tax and for interest and penalties which are not due to IBM's negligence.

UNITED STATES OF AMERICA

Section 2—IBM Services

The following are additional subsections and follow the subsection entitled "Invoicing, Payment and Taxes":

Reseller Tax Exemption

You agree to provide us with your valid reseller exemption documentation for each applicable taxing jurisdiction to which we ship and Services. If we do not receive such documentation, we will charge you applicable taxes and duties. You agree to notify us promptly if this documentation is rescinded or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.

12

IBM Business Partner Agreement
International Attachment

For the Services we approve you to market as specified in your IBM Business Partner Agreement International Services Profile, the terms of this Attachment modify and prevail over the other terms of the IBM Business Partner Agreement. The Agreement (including this Attachment, but not necessarily transaction documents) is written in English.

Under the terms of this Attachment, the Business Partner Lead Company agrees to coordinate the activities of its Business Partner Participating Companies, and the IBM Lead Company agrees to coordinate the activities of the respective IBM Participating Companies. All such Participating Companies are specified in the Profile in the "Schedule of Participating Companies". The IBM Lead Company may, through notice to the Business Partner Lead Company, terminate approval of any such Business Partner Participating Company. In addition, you agree that if a Business Partner Participating Company fails to fulfill their payment obligations to IBM under the terms of the Agreement, the Business Partner Lead Company is responsible for such obligations.

The "Schedule of Participating Companies" identifies for each country the respective Business Partner Participating Company and IBM Participating Company approved to transact under the Agreement. For each such country 1) all references in the Agreement to "Country Name" are deemed to be the country associated with the two companies, 2) terms that are unique to such country are included in each of the Agreement's applicable documents, and 3) Services acquired from the specified IBM Participating Company may be marketed only in such country unless specified otherwise in the Agreement.

The Business Partner Lead Company will distribute copies of the Agreement (including this Attachment) to their Business Partner Participating Companies. The IBM Lead Company will distribute copies of the Agreement (including this Attachment) to its respective IBM Participating Companies. Each Business Partner Participating Company and IBM Participating Company will acknowledge between each other written acceptance of the Agreement by signing participating country version of the IBM Business Partner Agreement Acceptance Document—International.

The Business Partner Lead Company warrants that, in accepting the terms of this Attachment, all of its Business Partner Participating Companies are Related Companies. If a Business Partner Participating Company ceases to be a Related Company of the Business Partner Lead Company, the Business Partner Lead Company will immediately notify the IBM Lead Company and the Business Partner Participating Company in writing of the Business Partner Participating Company's termination as a Business Partner Participating Company. Upon receipt of such notification, the IBM Lead Company will update the "Schedule of Participating Companies" accordingly.

IBM Trained Resource Requirements for Solution Providers and Resellers approved as IBM International Business Partners

We group countries into zones within three geographies (Americas, Asia Pacific, and EMEA). We specify in the Profile the minimum number of IBM Trained Technical and Sales resource you are to maintain for the countries within the zone for which you are approved or within the countries for which you are approved.

Under the Agreement you are allowed to share the IBM Trained Technical resources among the countries within a zone (unless specified otherwise in the Profile). Such resources may reside in any one or more of the countries within the zone (unless specified otherwise in the Profile). IBM Trained Sales resources must reside and be used only in each zone for which you are approved.

You agree to achieve and maintain the Trained Resource requirements we specify. If you no longer meet the requirements, you agree to 1) notify us in writing within 30 days and 2) reinstate compliance

1

with the requirements within 120 days, both from the date you no longer met the requirements. If you do not notify us or reinstate compliance as noted above, we may no longer approve you to market the Services, as applicable, for which you lack trained resource under the Agreement. You may reapply for approval to market the Services when you achieve the requirements.

2

IBM Business Partner Agreement
Attachment for Network and e-business Services
for Remarketers

The terms of this Attachment prevail over the documents refered to below.

IBM will provide network and e-business Services (herein referred to as "Service" or "Services") as more fully described in Transaction Documents that may include access to, and use of, Customer Premises Equipment, services and networking facilities, as well as associated enhanced communications and support services.

1. Definitions

The following terms modify the "Definitions" section of the General Terms:

Customer is a party to whom you remarket Eligible Services and provide User Identifications. A Customer may not remarket an Eligible Service. A Customer may authorize End Users to access and use an Eligible Service for the Customer's business purposes only.

End User is any party accessing an eligible Service, data, equipment or Programs whom a Customer authorizes, by any means, for example, a User Identification, to use an Eligible Service. An End User may not remarket or authorize other parties to access an Eligible Service.

Except for this Attachment, all occurrences of the term "End User" are replaced by the term "Customer".

Eligible Service is a Service that we approve you to remarket.

Customer Premises Equipment (CPE) is equipment, its features, conversions, upgrades, elements, accessories, licensed internal code, software, or any combination of them that we locate and install on your, your Customer's, or an End User's premises for the purpose of providing a Service. The term "Customer Premises Equipment" does not include Machines sold or leased to you by IBM.

Service Start Date of an Eligible Service is the date the Eligible Service is made available to you or your Customer.

User Identification is a code or codes, such as a User ID or a password, which enable approved access to programs, data, or equipment as part of a Service.

2. Access to Eligible Services

The following terms are in addition to the terms of the Remarketer Terms Attachment for Services:

When we accept your order, we will provide to you User Identifications which enable access to Eligible Services. You may authorize the Customer to access an Eligible Service by providing a User Identification to that Customer. The Customer may in turn provide to their End Users User Identifications for their access to the Eligible Services. You are responsible for the control and distribution of User Identifications to Customers. You will require your Customers to be responsible for the control and distribution of User Identifications to End Users. We have no responsibility for misuse of User Identifications we provide to you.

You agree to notify us in writing of a newly authorized Customer and of the User Identifications assigned to that Customer. You also agree to provide us with all information we require to enable your Customers and their End Users to access an Eligible Service (or to terminate such access).

Upon notice reasonable under the circumstances, we may withdraw access to an Eligible Service from you when, in our opinion, you, your Customers, or their End Users cause any part of an Eligible

1

Service to malfunction or if there is a failure to make changes which, in our judgment, are necessary to correct malfunctions. We will restore the Eligible Service when the problem has been corrected to our satisfaction. We agree that when it is necessary to withdraw access to an Eligible Service from you, your Customers, or their End Users, we will make reasonable efforts to limit the withdrawal of such access to that necessary to address the cause of the malfunction.

3. Your Responsibilities

The following terms modify the subsection entitled "Other Responsibilities" of the "Our Relationship" section of the General Terms:

You agree:

1.
to 1) comply, 2) require your Customers to comply and 3) require your Customers to have their End Users comply, with all applicable laws, regulations, and conventions, including, but not limited to, those related to data privacy, international communications, consumer transactions, and exportation and importation of technical or personal data;

2.
to inform your Customers, and have your Customers inform their End Users, that each, as applicable, is responsible for obtaining all necessary governmental, regulatory, or statutory approvals for their use of the Eligible Services, and to obtain any required permission if they use an Eligible Service to copy, download, display, distribute, or execute programs or perform other works;

3.
that you, and to inform your Customers that they, are responsible for data, programs, or other material provided by either of you for use with an Eligible Service, and for ensuring that—

a.
your use, and informing your Customers that their use, of an Eligible Service to provide data, programs, or other material does not result in our violating anyone's rights, and

b.
the disclosure or use of the data, programs or other material through the Eligible Service does not breach any contractual relationship;

4.
before your Customers' End Users access an Eligible Service, to require your Customers to inform the End Users, in writing, of the applicable terms of this Agreement (for example, the Eligible Services warranty) and that we have no liability to such End Users;

5.
to inform your Customers, and require them to inform their End Users, that we are not responsible for the content of the information and data that either of them transmit using our Eligible Services;

6.
to make available at such costs as you may determine required marketing and support activities to your Customers and their End Users, including installation and application assistance and technical support. We provide marketing and technical support to you (and not to your Customers or their End Users);

7.
to report, or have your Customers report promptly to us, all suspected and actual problems with Eligible Services within a reasonable time after becoming aware of such suspected and actual problems;

8.
to assist us in tracing and locating Equipment;

9.
to keep records of your Customers and the Eligible Services they use, including, as applicable, identification of the Eligible Service provided, the date of your Customer's initial access to an Eligible Service, and the Customer's name and address;

10.
to require your Customers to keep a record of End Users outside the Customer's Enterprise including the name and address of the End User, the date of initial Eligible Service access by the

2

  End User, and the Eligible Service provided by location of each Eligible Service transaction, including sales, credits, and warranty claims, for five years;

11.
to make reasonable efforts to conduct business activities with us (including order entry) using our automated electronic system, if available;

12.
to arrange for your marketing and support personnel to attend training courses we provide within one year of the commencement date of this Agreement or within the first year that you assign additional personnel to perform a particular function. We will inform you of the courses we provide. We provide required education courses to you on a tuition-free basis; however, you are responsible for travel expenses, lodging and meals, and expenses for educational materials not included in the tuition fee; and

13.
to never a) conduct any illegal activity using the Services or b) engage in other disruptive activities such as mass distribution of unsolicited messages to indiscriminate e-mail addresses, use e-mail to initiate an attack on any person or their opinions, or attempt to gain unauthorized entry into computer systems. We may immediately terminate your Services for failure to abide by these requirements.

4. Internal Use

You may acquire any IBM Global Services' Network Services for your internal use. We describe in writing how you may use such Services in advance of your acquiring them. Your use of IBM Global Services' Network Services will count toward your revenue attainment

5. Ordering and Delivery

You may order Eligible Services from us as we specify in an Exhibit. We accept your order either by communicating to you in writing, including electronic communication (for example, sending you an order confirmation or an invoice), or by providing the Eligible Service to you. You agree to order Eligible Services in sufficient time for them to count toward your minimum attainment objectives, if applicable.

Although we do not warrant installation and availability dates, we will use reasonable efforts to meet your requested installation and availability dates.

An order may not be modified within 10 business days of the Eligible Service's estimated installation or availability date. We may not be able to honor a request for cancellation if it is received less than 10 business days before the Eligible Service's estimated installation date or Service Start Date. If a cancellation charge applies, we will specify the cancellation percentage in the Exhibit. We will advise you if the cancellation charge applies to an order you cancel.

6. Price, Invoicing, Payment and Taxes

The following terms replace the subsection entitled "Prices and Payment" in the "IBM Services" section of the Remarketer Terms Attachment for Services:

Price and Discount

The amount payable for an Eligible Service will be based on one or more of the following charges:

1.
one-time (for example, Eligible Service installation charges);

2.
recurring (for example, a periodic charge for Eligible Services);

3.
usage (for example, network traffic charges).

3

Charges for Eligible Services are billed, as we specify in a transaction document, in advance, periodically during the provision or performance of the Eligible Service, or after the Eligible Service is completed.

We specify discountable and non-discountable charges, adjustment charges, credits, and education and reporting requirements in a transaction document.

For a discounted-charge Eligible Service, we will reduce your charges by the applicable discount percent we specify in an Exhibit.

Price and Discount Changes

We will not increase the Eligible Service charges during the first year of the contract period. Thereafter, we may increase Eligible Service charges by giving you three months' written notice except for one-time charges which we may increase without notice. However, an increase to one-time charges does not apply to you if 1) we receive your order before the announcement date of the increase and 2) we make the Eligible Service available to you within three months after our receipt of your order. Increases become effective on the first day of a month. If the effective date as we specify in the notice is other than the first day of a month, the increase applies on the first day of the following month.

When the cumulative effect of an increase in Eligible Service charges in any one year of the contract period results in a change to our invoice to you of more than six (unless we specify otherwise in writing) percent (determined by recalculating your last invoice using the new charges), you may terminate this Attachment by giving us written notice. We must receive the notice before the effective date of the change.

For one-time charges, you receive the benefit of a price decrease when the Service Start Date occurs on or after the effective date of the decrease.

For recurring charges and usage charges, you receive the benefit of a decrease on the first day of the month following the effective date of the decrease.

7. Warranty for Eligible Services

For each Eligible Service, we warrant that we provide it:

1.
using reasonable skill and care; and

2.
according to its current description contained in a transaction document.

We do not warrant uninterrupted or error free operation of an Eligible Service. We will identify in a transaction document Eligible Services that we do not warrant.

The warranty will be voided by misuse, accident, modification, unsuitable physical or operating environment, improper maintenance by you, or failure caused by a service or program for which we are not responsible.

You will afford us a reasonable opportunity to correct any deficiency in an Eligible Service before being found in breach of our obligations under this Agreement. You will permit us to take all appropriate measures to restore the Eligible Service to conform to its description. In addition, we may, at our option, substitute for or add to Eligible Services and take such other measures as may be necessary, in each case, to correct an Eligible Service deficiency.

We are not responsible for the selection of, use of, and results obtained from, Eligible Services by you, your Customers, or their End Users.

You are not authorized to make any warranty commitment, whether written or oral, on our behalf.

4

THESE WARRANTIES ARE YOUR EXCLUSIVE WARRANTIES AND REPLACE ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

WE ARE NOT RESPONSIBLE FOR INVALID DESTINATIONS AND TRANSMISSION ERRORS IN, CORRUPTION OF, OR THE SECURITY OF YOUR INFORMATION CARRIED OVER FACILITIES OF THIRD PARTY PROVIDERS OF COMMUNICATION CIRCUITS AND ASSOCIATED EQUIPMENT. WE DO NOT GUARANTEE THAT OUR SECURITY PROCEDURES WILL PREVENT THE LOSS OF, ALTERATION OF, OR IMPROPER ACCESS TO, YOUR INFORMATION.

Unless we specify otherwise, we provide non-IBM Eligible Services and Programs WITHOUT WARRANTY OF ANY KIND. However, non-IBM manufacturers, suppliers, or publishers may provide their own warranties to you. Warranty terms for Programs are described in the Program's license terms. For non-IBM Eligible Services and Programs we approve you to market, you agree to inform your Customers in writing 1) that the Eligible Services and Programs are non-IBM, 2) of the applicable manufacturer's or supplier's warranty (if any), and 3) of the procedure to obtain warranty service.

You are responsible for all programs, data, or equipment you, your Customers, or their End Users provide which you, your Customers, or their End Users use to access the network.

8. Customer Premises Equipment

The following terms are in addition to the terms of the Remarketer Terms Attachment:

We may install Customer Premises Equipment on your, your Customer's, or your Customer's End User's premises for the purpose of providing Eligible Services. The Customer Premises Equipment is, and will remain, our asset and will not become your, your Customers, nor your Customer's End User's fixture or realty.

Certain Customer Premises Equipment may contain licensed internal code. We will identify this Customer Premises Equipment to you. Such Customer Premises Equipment may be subject to additional terms we specify.

No right, title, or interest in or to the Customer Premises Equipment, or licensed internal code associated with it, or any related planning information, is passed. However, we will use such Customer Premises Equipment to provide Eligible Services to you, your Customers, and their End Users.

As appropriate, we will provide you physical planning information for the Customer Premises Equipment. You will ensure that your Customers, and require that your Customers ensure that their End Users, comply with that information in order to provide an environment meeting our specifications.

Our Responsibilities

We agree to:

1.
install at your, your Customers' or their End Users' sites (unless we specify otherwise), the Customer Premises Equipment we provide;

2.
maintain the Customer Premises Equipment; and

3.
be responsible for all dismantling, return, removal, and shipping charges for the Customer Premises Equipment.

5

Your Responsibilities

You agree that you, your Customers, and that your Customers require their End Users, as applicable, to:

1.
be responsible for loss of or damage to the Customer Premises Equipment caused by your, your employees', your agents', your Customers' or their End Users' intentional acts or negligence;

2.
provide us or our designee with all assistance reasonably necessary to permit us access to applicable sites to perform inspection, installation, preparation for return, or maintenance as is appropriate;

3.
provide, at no cost to us, adequate security to protect the Customer Premises Equipment from theft, loss, damage, or misuse;

4.
allow us to install mandatory engineering changes (such as those required for safety) on Customer Premises Equipment;

5.
return to us, or permit us or our designee to remove at our discretion, the Customer Premises Equipment and physical planning documentation at the expiration or termination of the Eligible Service;

6.
not alter the Customer Premises Equipment and any licensed internal code associated with it in any manner, not move it to other locations, nor transfer it to anyone else without our prior written approval;

7.
keep the Customer Premises Equipment free from all liens, charges, or encumbrances; and

8.
affix on the Customer Premises Equipment any marking or label we require, as we specify.

Additionally, you agree that you or your Customers, as applicable, will provide and pay for the physical space and electrical power for the Customer Premises Equipment at applicable sites.

9. Customer Transmitted Data

The following terms are in addition to the terms of the Remarketer Terms Attachment for Services:

We maintain security procedures for your, your Customers', and their End Users' data while it is stored on or transmitted over equipment and facilities we use to provide Services. You are responsible for management of your data stored or transmitted in conjunction with your use of the eligible Service and you agree to inform your Customers and their End Users that they are responsible for management of their data stored on or transmitted over the network. Such management includes, but is not limited to 1) backup and restoration of data, erasing data from disk space controlled by you, your Customers or their End Users, and 2) your selection and use of the security features and options that we provide as Eligible Services for your own use and for you to provide to your Customers and their End Users. Apart from Eligible Services we provide, you are responsible, and you will inform your Customers and their End Users that they are responsible, for developing and maintaining management and security procedures each of you deem appropriate, such as application logon security and encryption of data, to protect your and their information, as applicable.

Solely for the purposes of network maintenance, we may need to view and work with portions of the data you transmit over the network such as address header information. You agree that we may use, copy, display, store, transmit, translate, rearrange or reformat, view and distribute the data domestically and internationally solely for such purposes. We agree not to reverse assemble, reverse compile, or to disclose to third parties the information that you transmit over the network while using the Eligible Service (unless required by law, court order, an authorized government entity, or as otherwise authorized by you). For the purpose of this Attachment, we treat your Customers', and their End

6

Users' information as if it were yours. However, we shall not have any obligation or liability to any Customer or End User in this regard.

You agree that access to non-confidential ideas, concepts, know-how, and techniques contained in data viewed or worked with during network maintenance pursuant to the Agreement and retained in our employees' memories will not prohibit or prevent us from developing or marketing any service or product.

10. Changes to and Termination of Eligible Services

The following terms are in addition to the terms of the Remarketer Terms Attachment for Services.

We may, at our sole discretion and without liability to you, implement a change to an Eligible Service on our network. We will give you three months' written notice of a substantial change to an Eligible Service's terms or description. We will give you one year's written notice if we terminate an Eligible Service (or if we change this one year notice period). However, if a third party claims that a Product, Customer Premises Equipment, or application program that we provide as part of an Eligible Service infringes a patent or copyright, we reserve the right to terminate the Eligible Service effective immediately. We will use reasonable efforts to replace the Eligible Service with one that is at least functionally equivalent, or, if that is not reasonably possible, give you a prorated credit for any charges you paid in advance for the Eligible Service. If it is not reasonable to replace such Eligible Service with one that is functionally equivalent, you may terminate this agreement with respect to that Eligible Service.

We will give you three months' written notice if we change invoicing procedures.

You agree to give us one month's written notice to terminate your use of, or remarketing of, an Eligible Service. The termination will be effective at that month's end. However, if you terminate this Agreement or the remarketing of an eligible Service, without cause, you remain obligated to pay any minimums specified in your Acceptance Documents.

11. General

The following terms are in addition to the terms of the Remarketer Terms Attachment for Services:

Except for the right to use application programs that we authorize you, your Customers or End Users to access through the Eligible Services, we grant no other rights to those programs to you, your Customers or End Users.

Our network is generally available 24 hours a day, seven days a week. We reserve the right to schedule reasonable hours for maintenance or network changes at our discretion.

12. Ending the Agreement

The following terms modify the "Ending the Agreement," section of the Remarketer Terms Attachment for Services:

Both of us agree that in the event either of us decides to end this Agreement for reasons other than material breach, we will mutually develop a disengagement plan and a reasonable schedule, then implement the plan to terminate our respective activities under this Agreement

Country Unique Terms

EMEA

The following terms modify this Attachment for the countries, as noted:

7

GERMANY

Section 6—Warranty for Eligible Services

The seventh paragraph is not applicable.

The following replaces the first sentence of the ninth paragraph:

Unless we specify otherwise, we provide non-IBM Eligible Services WITHOUT WARRANTY OF ANY KIND. If we deliver non-IBM Products to you, the same warranty service as for IBM Products are applicable unless otherwise agreed to in a transaction document.

NORTH AMERICA

The following terms modify this Attachment for the countries, as noted:

CANADA

Section 7—Warranty for Eligible Services

Add the following at the end of the section:

We also have no liability for any disclosure of information that occurs as the result of our Service's delivery of your, your Customers', or their End Users' information, at your, your Customers', or their End Users' direction and to a recipient you, your Customers, or their End Users, designate, when the delivery is made in the normal course of Eligible Service provision (for example, to an incorrect delivery address provided by you, your Customers, or their End Users to us). We may disclose information to the extent required by law.

You, your Customers, and their End Users are responsible for selection and use of the security facilities and options that we provide. You, your Customers, and their End Users are responsible to develop and maintain procedures (apart from the Eligible Services) to protect your, your Customers', and their End Users' information. You, your Customers, or their End Users are responsible for backup and restoration of your respective information.

For the purposes of operation and maintenance we may use, copy, display, store, and distribute internally your, your Customers', or their End Users' information. We do not guarantee that these procedures will prevent the loss of, alteration of, or improper access to, your, your Customers', or their End Users' information.

For transmission carried over interexchange carriers' and local exchange carriers' facilities, IBM Global Services is not responsible for transmission errors, or corruption or security of data. We reassign to other customers data storage that you, your Customers, or their End Users return to us. We do not erase data storage and, in some cases, the next customer accessing a disk may be able to read residual data. We are not responsible for your, your Customers', or their End Users' failure to erase sensitive data from disk space returned to us.

You are solely responsible for all data or text including both its content and accuracy, which is received, stored, routed or sent as a result of the Services we provide (such data or text collectively referred to as data). You agree to defend, indemnify, and hold us harmless against any liabilities arising out of:

  •
  any injury to persons or property caused by any item sold or advertised in connection with your Data;

  •
  any claim that any item sold or advertised in connection with your Data does not comply with all local and international safety and labeling requirements and all other relevant local and international laws, treaties, regulations, ordinances, and the like;

8

  •
  any defamatory, libelous or illegal, or allegedly defamatory, libelous or illegal material contained within your Data;

  •
  any material infringing or allegedly infringing on the proprietary rights (including but not limited to intellectual property rights) of a third party;

  •
  any third party claim arising out of third party access or use of the Data;

  •
  any claim, expense, action, cause of action, damage and the like arising in any way to and from those accessing a Service; and

  •
  any claim by you that your data was compromised because of a failure to provide adequate security.

If you or anyone who has access to the Services provided other than us infringe any intellectual property right, copyright, patent, trademark, privacy right, or similar right of another in conjunction with the Data, or if you fail to meet your material responsibilities under this Agreement, we may immediately, upon notice, terminate this Agreement, any or all of the Services under it, including termination of authorization to maintain your Data on our equipment or to route your Data through our Services or our equipment.

You will take appropriate measures to inform your Customers and their End Users of these provisions.

9

AT&T Global Network Services

Managed Data Network Services Global Service Description

The terms of the Service Provider Agreement (or any equivalent agreement signed by both of us) apply to this transaction. This Service Description applies to Services provided in all countries where Managed Data Network Services are generally available. Not all Services or features are available in all countries. Please contact your sales representative for Service availability information. In addition to the charges described in this Service Description and applicable Schedules of Charges, you will incur charges for other applicable Services you may use, including account charges, which are described in the relevant Service Description and applicable country Schedule of Charges for such Services.

Effective Date: September 1, 2001

CONTENTS

1.0
Managed Data Network Services

1.1
Connectivity Overview

1.2
Managed Data Network Services

1.3
Frame relay-based connections, support, and management

1.4
Frame relay-based connections, backup options

1.5
Multiprotocol Network Solutions

1.6
Leased Line Network Services

1.7
Service Level Agreement

1.8
Firewall Feature

1.9
Remote Access

1.10
Traveling User Support

1.11
Global Connect Package

1.12
Discounts

1.13
Help Desk Support

1.14
Acceptable Use Policy

1.15
Security

1.0 Managed Data Network Services

1.1 Connectivity Overview

Managed Data Network Services provides international data communication between selected countries where the Service Provider Agreement is in place with local service providers ("Local Service Provider") and other affiliates. Managed Data Network Services allows you to access a global network and authorized services using remote access (dial) and leased line communications from various types of data communication equipment and data communication networks including:

Data terminal controllers

Host and midrange processors

Local area networks (LANs) and LAN servers

Personal computers and workstations with terminal emulators

Systems Network Architecture (SNA) subarea networks

SNA Advanced Peer-to-Peer Networking™ (APPN™) networks

X.25 networks and controllers with data terminal equipment (DTE) (withdrawn from marketing).

You can use international data communication with various data communication equipment and Transmission Control Program/Internet Protocol (TCP/IP), Internetwork Packet Exchange (IPX), Systems Network Architecture (SNA) and Advanced Peer-to-Peer Networking (APPN). Once your data communication equipment or network is connected to the global network through an affiliate, a preferred provider or Local Service Provider, users and applications that you authorize can communicate with other authorized users and applications on the global network.

1.2 Managed Data Network Services

Managed Data Network Services is a family of remote access and managed wide area networking (WAN) services that provides communications through remote access and high speed leased line managed connections to the global network from one or more of your designated locations. Managed Data Network Services wide area networking connections are individually ordered and scheduled.

Managed Data Network Services wide area networking includes:

Frame relay-based connections

Multiprotocol support

SNA support

TCP/IP support

Multiprotocol Network Solutions

Leased Line Network Services

Firewall feature

Service Level Agreement

Managed Data Network Services remote access includes:

Remote Access

Traveling User Support

Firewall feature

Managed Data Network Services is provided in selected countries in Asia Pacific, Canada, Europe/Middle East/Africa, Latin America, and the United States by affiliates or local service providers through the global network.

A continuous non-dial dedicated telephone connection using appropriate equipment and modems or digital service units (DSUs) is referred to as "leased line access." A leased line connection to the global network is for the sole use of the Enterprise contracting for the leased line unless explicitly authorized by the Local Service Provider.

1.2.1 Service hours

The global network is available 24 hours a day, 7 days a week, 365 days a year, except for scheduled maintenance. Scheduled maintenance times for the network are:

US and Latin America: 3:15 a.m. until 4:45 a.m. Eastern time on Sunday.

Canada: Frame relay based service maintenance is from 3:00 a.m. until 4:450 a.m. Eastern time on Sunday. Other service maintenance is from 3:00 a.m. until 6:00 a.m. Eastern time on Sunday.

Asia Pacific: Frame relay network maintenance is from 3:00 a.m. until 5:00 a.m. Central European Time on Sunday. SNA network maintenance is from 2:00 a.m. until 5:00 a.m. on Monday Japan local time.

Europe, Middle East, Africa: 3:00 a.m. until 5:00 a.m. Central European Time on Sunday.

The service providers reserve the right to perform maintenance at other times inorder to maintain the network. If any maintenance outage needs to be scheduled at other times due to, for example, government inspections or power maintenance, customers will usually be given at least 30 days' notice.

1.3 Frame relay-based connections, support, and management

Managed Data Network Services for frame relay connections provides standard support for TCP/IP, SNA and Internetwork Packet Exchange (IPX) protocols.

Your use of Managed Data Network Services for frame relay-based connections will incur some or all of the following types of charges:

Monthly Charges

Managed access connection charge, based on bandwidth access speed;

Postal Telephone and Telegraph (PTT) telecommunication leased line circuits charges or surcharges in some countries;

Customer Premises Equipment (CPE) charge, based on type, capacity and functions for each managed access connection;

Protocol charges, based on supported protocol for each managed access connection;

Permanent virtual circuit (PVC) charge, based on committed information rate (CIR) bandwidth and PVC access type and source and destination for each PVC defined.

One-time installation charges

Managed access connection charge (including the port and CPE), based on bandwidth access speed,

PTT telecommunication leased line circuit charges or surcharges in some countries, and

PVC definitions (includes CIR definition);

and

Conversion charges as applicable.

The above monthly charges are proratable and the above one-time installation and conversion charges are not proratable.

We provide you with the following for MDNS frame relay-based connections:

Consultation for network design including—

review of the traffic patterns you provide us to recommend CIR and managed access connection access speed,

topology review to determine PVC requirements,

recommendation of CPE including routers and FRADS, DSU/CSU and modems to meet current and forecasted needs which you specify, consequent with our need to manage, maintain, operate and provide reports based upon them;

Assistance with—

communicating with the PTT or local carrier for installations, moves, adds or changes,

communicating with various hardware and/or software vendors,

obtaining registered IP addresses from the InterNIC or equivalent standards body such as RIPE in Europe;

Installation support including—

connection and test of access lines to the access point,

CPE ordering, configuration, and associated software loading, staging and testing,

configuration of our backbone switches,

registration of your information and network topology in our databases;

Network management including—

proactive 7 × 24 monitoring from our network management centers (which may be outside the country) of all the components we supply,

help desk support in local languages,

interface with the PTT or local carrier in the event of disruption in service performance and capacity management. We will monitor network performance and capacity and advise as necessary any recommendations for line speed, CPE or CIR upgrades, change management. If changes to network configurations are necessary at a given location based upon notification from you, we will review these new requirements and make recommendations as necessary. We will also manage any changes to the network that we deem necessary to help avoid effect to the customer without prior notification, scheduled software maintenance upgrades for CPE to help ensure our hardware and software are appropriately configured for transmission of traffic,

problem management; logging, tracking and escalation of reported problems based on customer-specified severity levels. Dispatch of PTT or local carrier service personnel.

1.3.1 Managed Access Connections

A customer account may only enroll in either fixed site price or standard managed access connections within the same customer network.

1.3.1.1 Managed Access Connections, Standard

The standard managed access connection represents the connection from the CPE at your designated location to the global network frame relay network or preferred provider network and includes the procurement and provisioning of the CPE, access line and physical frame switch port and the maintenance and management of the component parts we provide. There is a monthly charge for each managed access connection.

1.3.1.2 Managed Access Connection, Fixed Site Price

The fixed site price managed access connection represents the connection from your designated location to the global network frame relay network and includes the provisioning of the CPE, access line and physical frame switch port and the management of the component parts. The fixed site price managed access connection also includes, at no additional charge:

  cross over PVC definition for access to existing multiprotocol connections and IP remote access connections;

  PVC definitions for communication between and among other fixed site price managed access connections except for international communications.

There is a PVC definition installation and monthly recurring charge for all other PVC definitions, including but not limited to PVC definitions for communication between fixed site price and standard managed access connections and any backup PVC definitions such as those required for backup connections.

There is a monthly charge for each fixed site price managed access connection. Fixed site price managed access connections are available in two throughput levels (standard and high) at selected speeds.

1.3.1.2.1 Managed Access Connection, Fixed Site Price, International Surcharge

There is a monthly international surcharge for international communications between and among other fixed site price managed access connections under the fixed site price managed access connection option. International communications between fixed site price and standard managed access connections will incur the applicable PVC definition installation and monthly recurring charge

1.3.2 Protocols

Protocol charges cover the appropriate configuration and maintenance of the hardware and software we provide for successful transmission of TCP/IP, IPX and SNA across the wide area network. Managed access connections can support a single protocol or multiple protocols in any supported combination.

1.3.3 Customer Premises Equipment

For each leased line connection, we provide the router or frame relay access device (FRAD), data service unit/channel service unit (DSU/CSU) in those countries where the CSU/DSU is not provided by the local PTT carrier and asynchronous modem for the router or FRAD at your designated location. This allows us to remotely perform problem determination, diagnostics and repairs. For each managed access connection, we provide network guidance, installation of the connection and associated equipment, component management and network management. If you select the SDLC device adapter on the router, we will configure to a specification agreed with you. A customer premise Equipment (CPE) monthly recurring charge applies for routers or FRADs configured for either a standard or fixed site price managed access connection

1.3.4 PVCs

PVCs are logically defined connections linking customer locations across the frame relay network. The CIR associated with each PVC represents the amount of data in bits per second the network intends to transport for each connection. Bursts are allowed above the CIR value up to the access speed of the managed access connection. Burst traffic will be delivered when capacity allows. Multiple PVCs can reside within one managed access connection, subject to the supported limits. PVC CIR values are defined in a bi-directional basis. For each virtual private network access PVC, the applicable monthly PVC charge will be charged to each managed access connection site on each end of the PVC based on the source and destination of the PVC and the CIR which is selected. We register each PVC you order and define the CIR value for each PVC.

Under Managed Data Network Services for frame relay connections we also provide optional PVC access to—

TCP/IP remote access and multiprotocol network solution users;

SNA remote access network and device users;

the Internet;

and applications on the global network.

A customer may request such a Crossover PVC to multiprotocol network or SNA network connections, or the Internet. For Crossover PVCs, the full charge applies to the managed access connection from which that PVC is defined and is based on the PVC type and the CIR which is selected.

1.3.5 Managed Access Connection Installation

1.3.5.1 Installation

We or our designee will:

install the modem, DSU and router or FRAD at your location and the modem and DSU at our appropriate location;

arrange the installation of the leased line connection with the local PTT, interexchange or local exchange carrier; and

configure, register and test the leased line connection to the global network. Installation charges are due upon acceptance of an order and payable upon installation or cancellation of the order. Coordination of standard international site connections is included in the installation charge.

The customer is responsible for providing inside wiring facilities to extend the leased line connection circuit from the DEMARC Minimum Point of Penetration to the location in the building where the telephone jack is to be located to set up the equipment. This includes any inside wiring extension which requires conduit, repeaters, equipment, core drilling between floors, or other special efforts to extend the leased line connection circuit from the DEMARC Minimum Point of Penetration.

A connection that uses Customer Provided Access (CPA) Facilities is one in which the access line connecting the customer site to the AT&T network is comprised of a circuit controlled by AT&T (AT&T is the Customer of Record) and a circuit controlled by the Customer (Customer is the Customer of Record). The two circuits are cross connected at a predetermined Central Office (CO) to establish the end-to-end connection between the AT&T network and the customer's designated location where the Customer Premise Equipment (CPE) is to be installed.

A connection that uses Customer Provided Access Facilities is a nonstandard connection since AT&T does not control the entire access line end-to-end. Example, Customer owned DS3 connection where the AT&T circuit connects to a predetermined channel on the DS3. Connections that use CPA facilities do not qualify for Standard or Gold Service Level Agreement

Additional Customer responsibilities for Customer Provided Access facilities include:

Placing all orders for the circuits which are on the Customer Provided Access Facilities;

All costs associated with the circuits which are on the Customer Provided Access Facilities;

Providing a Letter of Agency (LOA) specifically identifying the Customer Provided Access circuits and authorizing their local service provider to accept an order from AT&T to connect to those circuits. The LOA should be detailed enough as to clearly define the limits of the agency to only that portion of the facility which is to be used by AT&T;

Providing detailed specifications identifying the CO or POP and circuit information where the "cross connect' will take place; and

Interfacing with the service provider of their CPA facilities for installation, service issues and problem determination activities.

1.3.5.2 Start Date

The Start Date when a new standard frame relay based connection will be made available to you will be agreed upon receipt of your signed contract and order letter. Orders may also be communicated to us by e-mail or fax in selected countries. Installation is defined as complete once the CPE has been PINGed, as ppropriate; your end-to-end permanent virtual circuits (PVCs) have been verified; and we have begun management surveillance of the service. Billing will begin after successful PING, as appropriate, and PVC verification tests are complete, and management surveillance of the site has begun except in the event that we are unable to complete the installation because of customer actions, including the unavailability of the customer provided dial telephone line for problem determination and connection management, in which case billing will commence on the original scheduled date.

1.3.5.3 Connection Management

We will:

manage the connection and will notify and work with the local PTT, interexchange or local exchange carriers in case of a disruption in service;

provide router and FRAD management for the CPEs on your premises used to connect to an global network frame relay port, including network diagnosis should the leased line connection become inoperable;

initiate a dial connection to the routers and FRADs on your premises to perform management tasks. Digital Service Units, modems, routers and FRADs we provide at your designated locations are installed on your premises solely for our use in providing the Service; we retain ownership of this Equipment and software. This Equipment, including any licensed internal code, is provided under the terms specified in the appropriate Section describing "Equipment" or "Customer Premises Equipment" in your Agreement with us; and

provide assistance in obtaining registered IP addresses.

1.3.5.4 Standard Managed Access Connection Installation

There is a one time installation charge for each standard managed access connection.

1.3.5.5 Fixed Site Price Managed Access Connection Installation

There is a one time installation charge for each fixed site price managed access connection.

1.3.6 PVC Installation

There is a one time installation charge for each PVC installation. We register each PVC you order and define the CIR value for each PVC.

1.3.7 Conversion

You can request a change in leased line access speed and/or functional support of an installed managed access connection, including CPE. We charge you a one-time conversion charge for each request based upon the type of request.

For each conversion, we will register, arrange for installation and test the circuit as appropriate. If the functional support change requires, we will configure and arrange for installation of new CPE which may result in a higher monthly charge. Conversion charges are due upon acceptance of an order and payable upon installation or cancellation of an order.

1.3.8 Cancellation of a Location or PVC

The cancellation of a site or PVC CIR will be done upon receipt of your cancellation letter and will be effective after 30 day's notice unless otherwise provided for under the Global Connect Package or other applicable transaction document. Any PTT or local carrier charges continuing after you cancel a location and prior to the end of the contract will be passed through to you.

1.3.9 Special Requests

We will invoice you one-time local PTT, interexchange carrier and local exchange carrier charges including taxes, franchise charges and credits that we incur plus an administration charge as a result of your special requests such as any special charges for expediting orders or moving already installed leased lines.

13.10 Voice over Internet Protocol (VOIP) feature

The Managed Data Network Services Voice over Internet Protocol (VOIP) feature enables a Customer to transmit Customer On-to-On, outbound non-800/888 and calling card, telephone calls between Customer PBXs using Internet Protocol ("IP"). The PBXs must be connected to AT&T provided Managed Data Network Services frame relay connections, which are attached to the AT&T global frame relay network. The Customer provided PBXs at each Customer site are attached to the AT&T provided routers and reprogrammed so that On-to-On telephone calls are routed to the AT&T routers instead of to the public switched network. At the router the telephone call is digitally encoded, compressed, and packetized into an IP H.323 standard packet. The telephone call is then sent together with the Customer's data transmissions over the frame relay connection to the AT&T global frame relay network to another router. At the terminating router the telephone call is converted back to analog and sent to a Customer provided PBX that is attached to the terminating router. A separate PVC for voice traffic is established over AT&T global frame relay network to transmit the telephone calls. AT&T installs a voice card in each CPE router. The voice card is the point at which the PBX or Key System attaches to the Managed Data Network Services frame relay connection router and can be either analog or digital to match the Customer's PBX or Key System.

The AT&T provided routers for the VOIP feature are designed to:

compress each telephone call to approximately 13.5 kilobits;

employ strict priority queuing for voice traffic, weighted fair queuing is employed for other traffic;

compress IP header information; and

employ Frame Relay Forum.12 standard.

Based upon the site information:

AT&T will inform Customer: (i) what upgrades (if any) are needed to the Customer's PBX(s); (ii) the number and type connections that are needed between the Customer's PBX and the AT&T router (which in turn determine the number and type voice cards); and (iii) any necessary increase in the frame relay connectivity speed. The Customer will order, install, pay for and maintain such upgrades and connections, including any construction associated with additional connections;

AT&T will order, install, and maintain: (i) a voice interface card in each site router and (ii) a voice module/rack into which the voice cards are placed for each AT&T provided router;

AT&T will attach the connections from the PBX that the Customer provides to the router voice interface card; and

AT&T will work with Customer to jointly develop a PBX dial plan that Customer will give to their PBX vendor to code into Customer's PBXs. The dialing plan will indicate the routing of telephone calls based on the digits dialed and will include alternate public switched network routing if AT&T global frame relay network routes are inoperable or busy. Customer is responsible for getting their PBX or Key System provider, at Customer's expense, to install the required changes to the PBX hardware and software to implement this dialing plan.

AT&T will turn the VOIP feature over to the Customer for use after it has been installed and tested.

Prerequisites/Restrictions:

Customer must have the VOIP feature and Managed Data Network Services frame relay connections installed at the Customer sites at which telephone calls will start or terminate;

The VOIP feature is only supported on selected routers provided by AT&T. Customers may need to upgrade routers for existing connections;

The Managed Data Network Services frame relay connection must have enough bandwidth to establish at least one virtual private network PVC of the required bandwidth to carry the Customer's voice transmissions. The bandwidth of an existing connection may need to be increased;

The Voice over IP feature is available in selected countries, a list of which will be provided upon request;

Selected makes and models of PBX equipment are supported, a list of which will be provided upon request;

The VOIP feature only supports Closed User Groups;

Customer must modify their PBXs such that telephone calls coming in on the PVC connection cannot be connected to outbound trunks directly connected to the public switched network;

The VOIP feature does not support Off-to-On and On-to-Off telephone calls such as 800 and 888 toll free telephone calls, 411 information telephone calls, and 911 emergency telephone calls. AT&T urges Customers to insure that their PBXs do not transmit such calls over the VOIP feature;

The VOIP feature can be used for quality facsimile transmissions, but the coding algorithms AT&T employs will usually send each page at approximately 9.6 kilobits. AT&T asks Customers to take such increased transmission volumes into account if Customer plans to use VOIP for facsimile transmission;

Customer should route telephone calls that originate from modems to the public switched network. The VOIP feature supports such calls, but the speed of such calls will be faster across the public switched network; and

Customers should insure Customer has a private switched network backup route through Customer PBXs so that overflow calls routed by the VOIP feature router back to the Customer's PBX are not lost.

Customer agrees to provide AT&T with the detailed site information necessary for AT&T to provide input for the design of the solution and develop a dial plan. Such information includes, but is not limited to, PBX configuration, current and future call volumes and number of simultaneous calls.

Customer also agrees to perform the following additional activities:

cooperate with AT&T during all phases of site installation;

send the Customer's PBX manufacturer a letter of agency authorizing AT&T to contact the PBX manufacturer directly to coordinate testing and problem determination of the VOIP feature for a limited period of time at specified sites; and

assign at each site a single point of AT&T contact.

Customer agrees to pay AT&T the following charges for the VOIP feature:

a recurring monthly charge for the management of the specific VOIP feature option. This monthly charge is for the management of one or more analog voice cards or for each digital voice card. One analog voice card can accommodate up to four analog connections and one digital voice card can accommodate up to 24 digital connections.

a one time installation charge for each voice card that is installed in a router after the router has been initially installed.

charges for a separate PVC for voice usage.

router upgrade and installation charges, if required.

Specific VOIP feature options:

VOIP feature option 02—4 analog voice ports, 56/64kbps frame relay based connection

VOIP feature option 04—8 analog voice ports, 128kbps frame relay based connection

VOIP feature option 07—1x12 digital T1 voice ports, 56/64kbps frame relay based connection

VOIP feature option 09—1x12 digital E1 voice ports, 56/64kbps frame relay based connection

VOIP feature option 06—12 analog voice ports, T1 frame relay based connection

VOIP feature option 08—1x24 digital T1 voice ports, T1 frame relay based connection

VOIP feature option 10—1x30 digital E1 voice ports, E1 frame relay based connection

1.3.11 Class of Service (COS) feature

Class of service is a feature of Managed Data Network Services, which allows the customer to classify its frame relay based traffic into different levels of service. Customer traffic is differentiated at the Customer site router into classes of service with a maximum of 3 classes: CoS2, CoS3, CoS4. The class of service feature does not alter the Service Level Agreement for Managed Data Network Services.

Frame relay traffic routes are defined by PVCs from customer site router to customer site router. The customer can classify its traffic within the PVCs into different levels of service. The CPE uses this classification to allow the CPE to differentiate the traffic and prioritize the applications before transmission through the network. The objective is to optimize the access link utilization, as well as the service offered to the different types of applications. In the case of access congestion, high priority traffic takes precedence.

The concept of differentiated classes of service is based on a classification at the Customer site router of the customer traffic into a maximum of 3 classes: CoS2, CoS3, CoS4. To implement the class of service feature, the customer fills out a matrix where the customer indicates which traffic should be in which class, and what bandwidth or committed data rate (CDR) is needed for each class. This matrix can be built with assistance from AT&T designated personnel.

Customers may use the following parameters to classify the traffic: origin IP address, destination IP address, input interface, port number and application protocol. All traffic not explicitly classified will be mapped into the lowest class of service.

In addition, IP precedence bit setting can also be used to map traffic into a class of service, if it has been set by the customer/application before the traffic arrives in the CPE.

The class of service feature is designed to provide a minimum bandwidth to every class of service, while providing a strict priority to CoS2. The total traffic is managed as a function of the specified bandwidth (CDR). MDNS Class of Service reports are provided for data classes (CoS2-4) and cover:

Traffic Utilization by Class of Service

Packet delivery by Class of Service

Site to Site response times (latency) by Class of Service

The different classes of service are:

—COS2: Designed to carry premium business applications with strict requirements in terms of end to end delays, and end to end packet delivery

—COS3: Designed to carry priority business applications with strict requirements in terms of packet delivery, and delay constraints.

—COS4: Designed to carry standard business applications, with no guarantee.

AT&T may modify the descriptions of the classes of service and/or add classes of service without prior notice.

1.3.12 Your Responsibilities

You are responsible for:

designating a person who will be the technical focal point to work with the Local Service Provider to help promote a successful implementation;

providing to us traffic estimates for our use in formulating the managed access connection port speed and CIR;

providing a dial telephone connection per our specifications at your premises and cabling to connect your LAN equipment to the FRAD or router we provide, to allow us to connect a diagnostic modem which we provide;

configuring and cabling, installation and maintenance of your local LAN and providing necessary application software for it;

providing LANs that use the protocols we support;

paying any InterNIC or equivalent fees associated with your registered IP addresses; and

specifying to us the IP address relationship for the LAN communication that you authorize.

1.4 Frame relay-based connections, backup options

You may select a backup option for your managed access connection leased line connection and/or your designated network access point to an alternate network access point on the global network frame relay network. Backup options (and backup option charges, including PVC definition charges) apply to both standard managed access connections and fixed site price managed access connections.

1.4.1 Frame relay-based connections, managed access connection backup

A leased line standby backup managed access connection from your designated location to an alternate network access point on the global network frame relay network includes connecting to the primary CPE and provisioning an alternate access line and alternate physical frame switch, port and the management of the component parts. The leased line standby backup will also provide node site diversity in selected countries. The backup connection will require backup PVCs defined with the same CIRs as the primary PVCs. The backup connection is designed to take control if the primary connection should fail, otherwise the backup PVCs will be idle. A backup connection may require a change in the router and may cause the primary connection to incur a higher customer premise equipment monthly charge. A backup managed access connection will incur an installation charge and monthly charge as well as backup PVC installation and monthly charges.

1.4.2 Frame relay-based connections, ISDN dial backup

You may also select ISDN dial backup to connect a specified site of one of your managed access connections directly to another specified site of one of your managed access connections which are both in the same country (or in different countries in some geographic regions), bypassing the global network frame relay backbone network. The ISDN dial backup requires ISDN features on CPE which serves as an interface to the ISDN service provider. This type of backup connection may require a change in the router and may cause the primary connection to incur a higher customer premise equipment monthly charge. The ISDN dial backup does not normally require operator intervention provided the ISDN connection is functioning properly at both terminal locations. You are responsible to notify us and work with us to test the ISDN dial backup connection after installation and every three to four months to verify operational status. We will make arrangements with the ISDN service provider and pay the ISDN service provider charges associated with the ISDN backup connection at both of your sites for each ISDN backup connection. Each ISDN backup connection will incur installation and monthly charges. There are no additional backup PVCs required for this type of backup option.

1.4.2.1 Alternatives

Alternatively, you may select a line backup solution from your designated location to your network access point on the global network frame relay network which provides backup for your leased line circuit. This includes connecting your CPE to the same primary network access point via PTT or local carrier-provided ISDN backup, or other special devices we may provide, which detects a failure on the primary leased line circuit and establishes a connection over the backup solution. There are no additional backup PVCs required for this type of backup option. The ISDN support is provided in the special devices provided by either the PTT or by us.

Where ISDN support is available, you may also select a backup managed access connection to be provided via ISDN. An ISDN connection may require an ISDN interface feature in the customer premises equipment and an additional device in the network access point which will incur an additional charge.

1.4.3 Service Availability

The global backbone network is designed to provide high availability. Switches within the backbone are generally connected to other switches with multiple routes across the switched backbone. This redundancy provides a high level of resilience. In addition, switches within this network infrastructure are generally configured with dual fans and power supplies in an environment with uninterrupted power sources.

1.4.4 Reports

In countries where we provide a Managed Data Network Services service level agreement for frame relay based connections, we provide reporting designed to help you understand and better utilize your frame relay based connections. Reports are provided in a format we deem appropriate and shall cover:

  •
  Line utilization

  •
  PVC utilization

  •
  PVC latency

  •
  Packet delivery

  •
  PVC availability

Content and format of the above reports are subject to change without notice. We maintain an Internet Web site where the above reports may be obtained. We will authorize up to five IP addresses (users) for access to this Web site. User access will be limited to data which is appropriate for their enterprise only.

1.5 Multiprotocol Network Solutions

Multiprotocol network solutions provide communications through high speed leased line multiprotocol connections to the global network from one or more of your designated locations. Multiprotocol network solutions connections are individually ordered and scheduled based on your requirements.

Multiprotocol network solutions are available in selected countries in Asia, Europe/Middle East/Africa and Latin America. Your use of multiprotocol network solutions will incur some or all of the following types of charges:

Monthly charges

multiprotocol connection charge, based on bandwidth access speed,

Postal Telephone and Telegraph (PTT) telecommunication leased line circuits charges or surcharges in some countries,

CPE based on type, capacity and function for each multiprotocol connection; and

protocol charges, based on supported protocol for each multiprotocol connection;

One-time installation charges

Multiprotocol connection charge, based on bandwidth access speed;

PTT telecommunication leased line circuit charges or surcharges in some countries;

and

Conversion charges as applicable.

1.5.1 Multiprotocol Network Solutions connections

For multiprotocol network solutions, we provide the leased line connection, and the router, Digital Service Unit (DSU) and asynchronous modem for the router at your designated locations.

We manage the connection and will notify and work with the local PTT, interexchange or local exchange carriers in case of a disruption of service. We also provide router management for the routers on your premises used to connect to the global network, including network diagnosis should the leased line connection between the routers become inoperable. We initiate a dial connection to the routers on your premises to perform management tasks.

For multiprotocol network solutions we support selected access speeds and data protocols to enable communication with Ethernet Local Area Networks (LANs), Token Ring LANs, or SDLC devices at your designated locations. The routers we provide at your locations will have an adapter for attachment of the LAN or SDLC devices and a serial adapter for attachment of the leased line connection. Digital Service Units (DSUs), modems, and routers we provide at your designated locations are installed on your premises solely for our use in providing the Service; we retain ownership of the Equipment and software. This Equipment, including any licensed internal code, is provided under the terms specified in the appropriate Section describing "Equipment" or "Customer Premises Equipment" in your Agreement with us. If you select the SDLC device adapter on the router, we will make reasonable efforts to support the SDLC devices. However, we do not warrant the operation of the SDLC devices attached to the router.

At our option, we may provision a multiprotocol network solution connection to the global network over a frame relay or other suitable technical infrastructure. As part of such a connection, we will provide the single required PVC definition from the customer site to the global network with a CIR equal to the effective performance of the multiprotocol network solution connection.

There is a monthly charge for each multiprotocol network solution leased line connection and its options based upon the access speed of the connection and the options you select. In addition, we will invoice you and you will pay the PTT, local exchange carrier and/or interexchange carrier installation and monthly charges, including applicable taxes, plus an administration charge.

1.5.2 Multiprotocol Network Solutions installation

We will:

install the modem, DSU and router at your location and the modem and DSU at our appropriate location. Our designee may perform this installation;

arrange the installation of the leased line connection with the local PTT, interexchange or local exchange carrier;

configure, register, and test the leased line connection to the global network; and

coordinate standard international multiprotocol network solution connections.

Installation charges apply for the above activities as specified in the Schedule of Charges. Installation charges are due upon acceptance of an order and payable upon installation or cancellation of the order.

There is a one-time installation charge for each multiprotocol configuration leased line connection and a one-time installation charge for each multiprotocol configuration backup option.

1.5.3 Multiprotocol Network Solutions, backup options

Where ISDN support is available, you may select ISDN backup support. The ISDN connection may be used for backup purposes only. We provide an ISDN interface feature in each customer premise equipment and ISDN backup ports on an alternate node.

You may also select a line backup solution from your designated location to your network access point on the global network multiprotocol network which provides backup for your leased line circuit. This includes connecting your router to the network access point via PTT or local carrier-provided ISDN backup, or other special devices we may provide, which detects a failure on the primary leased line circuit and establishes a connection over the backup solution. This type of backup connection does not require ISDN support on the router since this function is provided in the special devices provided by either the PTT, local carrier or by us.

You may select a second leased line connection to your LAN for leased line backup to an alternate node. The second leased line connection will be used for backup purposes only. We provide a second serial port on the router and an additional DSU at your designated locations to support the second leased line connection.

We will invoice you and you will pay applicable PTT, local exchange carrier and/or interexchange carrier installation, monthly and usage charges, including applicable taxes, plus an administration charge for any line backup, ISDN or dial backup connections.

1.5.4 Multiprotocol Network Solutions, network interconnect options

As an additional option, we provide LAN / System Network Architecture (SNA) network interconnection(s) from the LAN network to the SNA network to enable SNA protocol communication between your LANs and devices accessing the SNA network through your leased line connections and the Network Control Protocol (NCP).

1.5.5 Multiprotocol Network Solutions conversion

You can request a change in access speed and/or functional support of an installed multiprotocol leased line connection. For this we charge you a one-time conversion charge for each request. The amount of the conversion charge is based upon whether or not the change requires reinstallation of the leased line circuit, and whether or not the CPE must be changed.

For each conversion, we will register, arrange for installation and test the circuit and/or CPE as appropriate. We will also invoice you one-time local PTT, interexchange carrier or local exchange carrier charges including taxes, franchise charges and credits that we incur as a result of your special requests such as expediting orders or moving already installed leased lines. Conversion charges are due upon acceptance of an order and payable upon installation or cancellation of the order.

1.5.6 PTT, Interexchange and local exchange carriers

We will also invoice you one-time PTT, interexchange carrier and local exchange carrier charges or surcharges including franchise charges and credits that we incur plus an administration charge as a result of your special requests such as expediting orders or moving already installed leased lines.

1.5.7 Your Responsibilities

You are responsible for:

designating a person who will be the technical focal point to work with the Local Service Provider to help promote a successful implementation;

providing to us traffic estimates for our use in formulating the multiprotocol network solution connection access speed;

providing a dial telephone connection per our specifications at your premises and cabling to connect your LAN equipment to the router we provide, in countries where these are not included in the Multiprotocol Network Solutions connection, to allow us to connect a diagnostic modem which we provide. If the dial telephone connection is not available, 1) we are not responsible for remote problem determination, 2) we will charge an hourly rate for site problem determination on an as available basis and 3) any service level agreement for the subject site will be null and void;

configuring and cabling, installation and maintenance of your local LAN and providing necessary application software for it;

providing LANs that use the protocols we support;

paying any InterNIC or equivalent fees associated with your registered IP addresses; and

specifying to us the IP address relationship for the LAN communication that you authorize.

1.6 Leased Line Network Services

Leased Line Network Services provides SNI Host and non-SNI leased line connections to the global network from one or more of your locations that support:

SNI Host connections

IBM System/370, System/390 or compatible processors;

Non-SNI workstation and midrange connections

Processors, controllers, personal computers, LAN servers or networks that use SNA APPN protocols,

Data terminal controllers or data terminal emulators that use SNA subarea protocols,

Processors, controllers, personal computers, LAN servers or networks that use X.25 protocols (withdrawn from marketing).

Leased Line Network Services is generally available to your locations in selected countries in Asia, Canada, Europe/Middle East/Africa, Latin America, and within the 48 contiguous states of the United States. Your use of Leased Line Network Services will incur some or all of the following types of charges:

Monthly charges for the leased line connection;

Installation charges for the leased line connection;

Local PTT telecommunication charges or surcharges for the leased line circuit in countries as specified in the country Schedule of Charges;

Conversion charges as applicable; and

SNI network and resource registration charges as applicable.

1.6.1 Leased Line Network Services connections

Under Leased Line Network Services, we will:

provide a communication line, the modems or DSUs, and the definitions to enable access from your designated location to the global network;

install one modem or DSU at our appropriate location and one modem or DSU at your location. This installation may be performed by our designee;

manage the Leased Line Network Services connection and will notify and work with the local PTT, interexchange or local exchange carriers in case of a disruption in service. For each Leased Line Network Services connection, we will charge a monthly charge based on the type of equipment installed and the access rate of the connection. In many countries we also charge the local PTT or local carrier monthly charges or surcharges for the leased line circuit from your location to the global network access point.

A Leased Line Network Services non-SNI workstation or midrange connection provides access to the global network from a single site with a modem or DSU and data terminal controllers, personal computers, LAN servers, or processors (excluding IBM System/370, System/390 or compatible) that use SNA subarea and SNA APPN.

A Leased Line Network Services SNI Host Connection provides access to the global network from a single site with a modem or DSU and an IBM System/370, System/390 or compatible processor using SNA Network Interconnection (SNI).

A leased line connection to the global network is for the sole use of the Enterprise contracting for the leased line service, unless explicitly authorized by the Local Service Provider.

1.6.2 Leased Line Network Services installation

We will:

arrange the installation of the Leased Line Network Services connection with the local PTT, interexchange or local exchange carrier;

configure, register and test the leased line connection to the global network. For this, we charge you a Leased Line Network Services installation charge;

provide onsite installation of the modem or DSU for an additional charge. In many countries we also charge the local PTT or local carrier one-time installation charges or surcharges.

Leased Line Network Services installation charges are due upon acceptance of your order and payable upon installation or cancellation of the order. Installation charges apply to any line installation, move and change not covered under Leased Line Network Services conversions.

1.6.3 Leased Line Network Services conversions

You may request us to change your Leased Line Network Services connection or to convert another of your leased line access connections to the global network to a Leased Line Network Services connection. If your current line and modems or DSUs are provided by us and there are no required changes to the circuit, modems or DSUs, no conversion charges will apply. We charge you a conversion charge for Leased Line Network Services conversion requests based upon the following:

Leased Line Network Services conversion for changes to existing connections that DO NOT require reinstallation of the circuit, but do require a change to the modems or DSUs;

Leased Line Network Services conversion for changes to existing connections that DO result in the reinstallation of the circuit.

For each conversion, we will register, arrange for installation and test the circuit as appropriate. Leased Line Network Services conversion charges are due upon receipt of your order and payable upon installation or cancellation of the order.

1.6.4 SNI network and resource registration

SNI network registration is required for your connection of IBM System/370 and System/390 or compatible processors using a Leased Line Network Services SNI connection. Additional SNI network registration charges apply after the first SNA subarea you register for an activity account. Additional SNI network registration charges apply for:

additional networks you connect to the global network through your already registered SNA subarea; and

additional SNA subareas you register with us for the same activity account.

In order for you to use printers and simulated data terminals in an SNA subarea network connected to the global network, the devices must be registered as attached network resources. You also have the option of registering other devices.

For connection of multiple SNA subarea networks in a single Enterprise, we can only determine and resolve connection problems up to the network directly connected to the global network. We will work with your network operations personnel to assist in resolving communication problems that occur beyond the global network connection.

1.6.5 PTT, Interexchange and local exchange carriers

We will also invoice you one-time PTT, interexchange carrier and local exchange carrier charges or surcharges including franchise charges and credits that we incur plus an administration charge as a result of your special requests such as expediting orders or moving already installed leased lines.

1.7 Service Level Agreement

Service level agreements apply to qualifying Managed Data Network Services components in selected countries. There are two service level agreement plans, standard and gold.

1.7.1 Service Level Agreement Standard Plan

The service level agreement standard plan documents our service level objectives for generally available standard Managed Data Network Services frame relay and multiprotocol network solution components provided in selected countries and supported on the router or frame relay-based infrastructures of the global network.

The service level agreement standard plan is part of the generally available Service, does not require a customer revenue commitment or monthly charge and does not provide for any credits, performance bonuses or service level agreement specific reports.

Service level objectives are established at a country level and administered at a Qualifying Site level. Service level objective definitions for participating countries:

Network Performance refers to the latency (network added delay, network transit delay) and is measured from our ingress (access) frame relay switch to our egress frame relay switch or from our ingress backbone router to our egress backbone router.

The monthly service level objectives for network performance for each Qualifying Site are an average one way latency for within the providing country; an average one way latency within a region (group of countries); and an average one way latency between providing countries in different regions. A monthly weighted average of these Network Performance Objectives and actual attainment for a Qualifying Site are used to determine if a Qualifying Site meets or exceeds its network performance objective.

Network Reliability refers to the packets delivered within the Committed Information Rates ("CIR"), and applies only for the frame relay infrastructure from access to egress frame switch.

The monthly packet delivery service level objectives are the average percent of packets delivered within the CIRs for a Qualifying Site measured by destination. For packet delivery between countries, the service level objective will be based on the endpoint country with the lowest country service level objective. If there is no service level objective established in a country, then the service level objective for packet delivery with that country shall not apply. A monthly weighted average of the Network Reliability Objectives and actual attainment for a Qualifying Site is used to determine if a Qualifying Site meets or exceeds its Network Performance Objective.

Network Availability refers to the average percentage of time the Qualifying Site is available versus the scheduled availability.

Network Site Availability is measured from the Local Service Provider management system to the Qualifying Site and includes the Local Service Provider provided components of the Managed Data Network Services solution including access link and CPE. The network site availability service level objectives are defined within the providing country and may be different by type of availability option, such as type of backup connection.

Note: Network performance objectives and measurements apply within the multiprotocol frame relay infrastructure or within the multiprotocol router infrastructure but not between the two (for example, crossover permanent virtual circuits or hybrid configurations are not included). Additionally, crossover permanent virtual circuits are not included in the reliability objective or attainment calculation.

The following service level objectives apply to the standard plan:

Standard Plan—Service Level Objectives

  •
  same as country matrix in Attachment for Managed Data Network Services Gold Service Level Agreement

Network Performance average latency ranges (network added delay)	Within Country (milliseconds)	Within Geographic Region (milliseconds)	Between Regions (milliseconds)
Access Switch—Egress Switch Frame Relay Network Latency one way	50—100 ms	50—200 ms	150—400 ms
Access Router—Egress Router
Multiprotocol network solutions TCP/IP (Intranets) one way	100—150 ms	250 ms	500 ms
Access Router—Egress Router Multiprotocol network solutions TCP/IP (Intranets) round trip	200—300 ms	500 ms	1000 ms
Network Reliability Frame Relay objective only	Packet Delivery Objective
Within CIR
• Delivery within country	• up to 99.99%, same as country matrix in Attachment for Managed Data Network Services Gold Service Level Agreement
• Delivery between countries	• based on country with lowest delivery objective

Network Availability — Varies by Country

Network Site availability	Objective
Standard without backup	up to 99.0%
Standard with dial backup	up to 99.4%
Standard with leased line backup	up to 99.8%

Same as country matrix in Attachment for Managed Data Network Services Gold Service Level Agreement

1.7.2 Managed Access Connection standard reports

Standard reports are made available in a format we deem appropriate and as further described in section 1.4.4. We maintain an Internet Web site where these reports may be obtained. We will authorize up to five IP addresses (users) for access to this Web site. User access will be limited to data which is appropriate for their enterprise only.

1.7.3 Service Level Agreement Gold Plan

Under the Attachment for Managed Data Network Services Gold Service Level Agreement ("Attachment"), we provide you the Service Level Agreement Gold Plan ("Gold Plan") which applies to qualifying Managed Data Network Services offerings.

We offer the Gold Plan for a qualifying site ("Qualifying Site"), one which is connected to the multiprotocol, router or frame relay-based, infrastructures of the service provider's global network ("global network"), in specified countries listed in Appendix A of the Attachment. The Qualifying site must be configured to include backup, dial or dedicated line, for the Managed Data Network Services connection as the Local Service Provider specifies.

Under the Gold Plan we provide a credit to you in the event that we do not meet one or more of the monthly service level objectives as specified in this Service Description. Under the Gold Plan we earn a performance bonus for superior service level performance as specified in this Service Description. The performance bonuses are used to offset any credits owed under this Gold Plan.

Under the Gold Plan we conduct monthly evaluations for a Qualifying Site to determine service level performance and provide service level objective-specific reports.

You agree that your sole remedy for our failure to meet service level objectives is the credits and remedies as specified for the Gold Plan in this Service Description and the Attachment.

A Qualifying Site becomes subject to the Attachment on the first day of the month after: a) the Attachment has been signed by both parties, b) the Gold Plan has been ordered and processed, c) the Managed Data Network Services connection has been installed, network management certified, and available for production, and d) the measurements have been implemented for the Qualifying Site.

You may obtain the Gold Plan for Qualifying Sites at no additional charge when you have signed an appropriate Transaction Document for the Managed Data Network Services with a revenue commitment of $240,000 (US dollars) or equivalent local currency or greater per year with a term of three years or more, in which case the term of the Attachment shall be coincident with such revenue commitment term.

The Gold Plan may also be obtained for a monthly charge per Qualifying Site. The monthly charge is applied in each country and is the greater of the monthly minimum charge defined at a country level or five percent of the total monthly Managed Data Network Services service charges for the Qualifying Site, before application of any applicable allowances or discounts (see Managed Data Network Services Schedule of Charges for each country for the applicable minimum monthly charge). The monthly charge may vary from month to month as you change your installed configuration. Qualifying Site service charges include those Managed Data Network Services charges for both the primary and backup connections and applicable local PTT or interexchange or local exchange carrier charges for the Qualifying Site.

Service level objectives are administered at a Qualifying Site level. Service level objectives are specified by country. The country list of service level objectives is provided to you in Appendix B to the Attachment. Service level objectives are subject to change as described in the Attachment. The current list of service level objectives will be used to determine any credits and/or performance bonuses.

1.7.3.1 Service Level Objectives

Service level objectives are specified by country. The country list of service level objectives is provided to you in Appendix B to the Attachment. Service level objectives are subject to change as described in the Attachment. The current country list of service level objectives will be used to determine any credits and/or performance bonuses.

1.7.3.2 Credits

In those instances where the service level objective is not met for a Qualifying Site, we apply a credit against the connection charges for that Qualifying Site equal to an amount within a range from five (5) percent to one hundred (100) percent of the total monthly connection charges for the Qualifying Site as described below:

Gold Plan Credits

Service Level Objective Category	1st Consec Month	2nd Consec Month	3rd Consec Month	4th Consec Month	5th or > Consec Month
Network Availability	10%	15%	25%	50%	100%
Network Performance	10%	15%	25%	50%	100%
Network Reliability	5%	10%	25%	50%	100%

The credits for the service level objectives are not cumulative. Only one of the above service level objective credits per month may be applied per Qualifying Site. In the event that there is a choice of which credit shall be applied, the highest percentage credit will be applied. In no event will Gold Plan credits to you for a site, either alone or in combination with other credits the Local Service Provider may issue to you, exceed more than one hundred (100) percent of the service charges for such Qualifying Site in any given month.

For example, if we fail to meet the Network Availability Objective for the month of January, February and April, and we also miss the Network Reliability Objective for the month of February and March you would earn the following credits:

  Ten (10) percent (of the connection charges for the Qualifying Site) for January (one (1) month availability credit)

  Fifteen (15) percent (of the connection charges for the Qualifying Site) for February (2 consecutive months availability credit, since the reliability credit can't be combined with the availability credit and it is smaller than the fifteen (15) percent credit for availability)

  Ten (10) percent (of the connection charges for the Qualifying Site) for March (2 consecutive months reliability credit)

  Ten (10) percent (of the connection charges for the Qualifying Site) for April (1 month availability credit).

Credits are applied against the monthly connection charges for the Qualifying Site after any applicable allowances and discounts have been applied or each month's applicable per Qualifying Site credit percentage is accumulated and applied once a year for customers with annual invoicing, for Qualifying Sites where the gold plan objectives were not met.

1.7.3.3 Performance Bonuses

We will earn performance bonuses for superior service level performance for a Qualifying Site as defined herein.

Only one performance bonus per month may be earned per Qualifying Site. A Gold Plan performance bonus may be applied against current or future Gold Plan credits for the same Qualifying Site only. In each of those instances where we meet or exceed the bonus target level for at least three consecutive months for a Qualifying Site, we earn a performance bonus of up to five (5) percent of total monthly connection charges for that Qualifying Site which may be used to offset credits as described below:

Performance Bonuses

Service Level Objective Category	Bonus Target Level	1st Consec Month	2nd Consec Month	3rd Consecc Month	4th or > Consec Month
Network Availability	*	0%	0%	5%	5%
Network Reliability
Delivery within CIR	*	0%	0%	5%	5%

*
values are defined in Appendix B—("Gold Plan")

1.7.3.4 Service Level Agreement Gold Plan reports

Under the Gold Plan, Managed Data Network Services monthly service level objective reports shall be provided by us in a format we deem appropriate and shall contain a comparison of actual vs. service level objectives regarding the following:

  •
  Network Performance

  •
  Network Reliability

  •
  Network "Site" Availability

Access to service level objective reports will generally be available the twelfth (12) business day of the month and will contain the previous months data.

We maintain an Internet Web site where the above reports may be obtained. We will authorize up to five IP addresses (users) for access to this Web site. User access will be limited to data which is appropriate for their enterprise only.

1.7.3.5 Other Terms

We will not be responsible for our failure to meet service level objectives nor shall we be obligated to provide any credits, because of:

        0.    major network upgrade and maintenance activities up to four (4) times per year communicated to you in writing or electronically via the global network with at least thirty (30) days prior notice;

        0.    failures in the measurement systems that affect the calculation and comparison of service level objectives to actual results;

        0.    your failure to provide timely access for installation and/or maintenance of Managed Data Network Services Qualifying Sites including the connections and associated CPE we provide;

        0.    acts outside the local service provider's control, including but not limited, to customer directed activities, natural disasters, changes resulting from government, political, or other regulatory actions, strikes or labor disputes, acts of civil disobedience, acts of war, acts against parties (including carriers and other vendors), and other force majeure items;

        0.    packets that are discarded due to access link congestion (defined as packets discarded when the access link is utilized at 60% or greater). Such packets will be excluded in the calculation to determine the packet delivery percentage;

        0.    local or international regulatory or ethical issues that limit or prevent the ability of the Local Service Provider to offer or comply with service level objectives;

        0.    your lack of availability to respond to incidents which require your participation for resolution. Times you are not available may include times that you have requested the Local Service Provider not to contact you, such as times outside your normal business hours; and

        0.    packets or data discarded due to an inability to properly provide, receive, transmit or otherwise process date data within and between the 20th and 21st centuries.

Some service level objectives will not apply for certain countries and/or connections, see Appendix B of the Attachment for Managed Data Network Service Gold Service Level Agreement for details.

1.8 Firewall feature

1.8.1 Description

The facilities of the Managed Data Network Services firewall feature, release 1.0 and release 1.1, are provided under the terms of this service description. Release 1.0 has been withdrawn from marketing.

The firewall feature of Managed Data Network Services is designed to provide controlled and managed access to the Internet, while restricting access from the Internet back into your corporate network. The firewall feature supports TCP/IP users with Managed Data Network Services wide area networking connections and selected remote access connections. The firewall feature resides on the service provider's server(s) and premises. We provide and manage the firewall hardware and software facilities. We reserve the right, in our sole judgment, to provide hardware and/or software we deem appropriate for this feature.

We use commercially reasonable efforts to monitor the firewall facilities, provide user registration, provide usage reporting, and provide backup and recovery. Our objective is to make the server(s) containing your firewall facilities available for access to the Internet by you and your End Users 24 hours per day 7 days per week except for scheduled maintenance. However, access to the Internet may be dependent upon resources not under our control. We reserve the right to interrupt access to the firewall server(s) to perform emergency maintenance as needed. We will backup the firewall facility software and configuration files on a regular basis. In case of a software failure we will use the most recent backup to restore the operating environment.

The firewall feature is available on an "access pack" basis. The appropriate access pack for your use will depend upon the number of concurrent users and the type of usage in the sessions, for example, browsing vs.Telnet. You are responsible for monitoring your usage of the firewall facilities on a regular basis to determine your access pack and capacity requirements. We provide you with standard log reports and optional reports to assist you in this monitoring. The format and content of the log reports and the optional reports are subject to change without prior notice.

The optional reports will contain information from the firewall session logs merged with service administration data to provide reports that may be viewed by your designated IT personnel using an appropriate Web browser.

Session data will be extracted and packaged on a daily interval. The session data will be kept only for the most current week's activity.

Records within the session data are designed to contain:

Date of session

Time of session

Application type (Telnet, FTP, etc.)

Source IP address

Destination IP address

Total bytes transferred during the session

Other firewall feature facilities:

SOCKS gateway which accepts requests for Internet access SOCKS based client applications and/or stacks which have been attachment tested with the global network and the firewall feature;

support for transparent FTP and transparent Telnet;

access to a service provider managed news server. There is no filtering of news groups on the service provider managed news server;

1.8.2 Your Responsibilities

Access to the firewall facilities is controlled through IP addresses that you register with us. You must have an InterNIC registered (or equivalent standards body) IP address name to facilitate communication with the Internet or you must have translation devices that convert your internal addresses into valid InterNIC or equivalent addresses.

We manage the firewall facilities on our premises with input parameters that you provide to us, including the information for registration of you and your End Users. We will provide you with a list of the firewall facilities and input parameters. You are responsible for informing us which parameters you select and for informing us of any changes to those parameters which you wish to make. You are solely responsible for the results obtained from the firewall facilities. We will use reasonable efforts to implement your requested changes within two business days of being notified. You will be required to complete a customer assessment form to assist us in collecting your specific firewall parameter input.

You are responsible for the selection, installation, maintenance and configuration of the appropriate workstation client software for communication with the firewall facilities. We will provide you a list of attachment tested client software and configuration information.

We do not warrant the availability nor the accuracy of resources on the Internet. We do not screen or censor the access of you or your End Users to servers and content on the Internet. You may obtain some information on user access from the summary and optional reports. Any information downloaded from the Internet by you or your End Users is your responsibility, including but not limited to viruses and logic bombs. We are not responsible or liable for any actions you or your End Users may take with the firewall facilities. Any action to limit access to the Internet and its sites is your sole responsibility in setting up the options under the firewall facilities and in your applications. You and your End Users are responsible for adhering to the Acceptable Use Policy as referred to in this Service Description.

We will provide a help desk and/or other facilities for reporting any problems with the firewall feature. You and your End Users may use these facilities.

In addition, you will:

provide up to three firewall contacts that will be your focal points for authorized firewall support and operations;

be responsible for external DNS resolution;

provide the IP profile of registered End Users. The IP profile can be a list of fully qualified IP addresses, or IP address subnets; and

be responsible for any modification to your End User's client software to use SOCKS-based Internet applications or stacks. We will provide a guide to assist you with the client enablement process.

Your designated IT contacts have access to restricted Web pages that contain information about the firewall facilities such as:

information you have provided to us regarding the firewall facilities;

log reports on your use of the firewall facilities (the log reports do not contain information regarding Managed Data Network Services remote access); and

general firewall facility information.

1.8.3 Firewall feature release 1.0 (withdrawn from marketing)

Release 1.0 supports:

ability to pass SMTP mail from the Internet to your appropriately connected mail servers. The maximum allowable e-mail message size is four megabytes.

Each access pack for release 1.0 entitles you to a maximum allowable monthly data transfer rate with a predefined number of IP entries that may be registered to the firewall feature and a predefined number of supported e-mail source addresses. In the event that you exceed your access pack capacity and do not upgrade to the appropriate access pack capacity, we may upgrade your access pack capacity and pricing to meet your most recent requirements, upon one month's notice to you.

Additional customer responsibilities for release 1.0 include:

  •
  providing a domain name, the host name of the mail server, and the corresponding public domain name, if you desire to support inbound SMTP mail;

  •
  being responsible for updating your sendmail clients to forward mail through your mail server, and configuring your mail server to relay all outbound mail through the firewall facilities;

  •
  being responsible for updating your public domain name server to forward all public domain mail through the firewall facilities;

1.8.3.1 Firewall feature release 1.0 installation charge

There is a one time setup and installation charge for each activity account that installs the firewall feature. This charge is not proratable.

1.8.3.2 Firewall feature release 1.0 monthly charges

The firewall feature may be obtained on an "access pack" basis for a monthly fee. The monthly "access pack" fee is based on the number of IP entries predefined, the predefined number of supported e-mail source addresses and the data transfer rate allocation through the firewall facilities. The monthly fee is not proratable.

1.8.3.3 Firewall feature release 1.0 optional Customer Reports

The optional reports are available for a monthly fee which is based on the access pack. This monthly fee is not proratable.

1.8.4 Firewall feature release 1.1

Each access pack entitles you to a peak data transfer rate allocation (bits per second) through the firewall facilities. In the event that your requirements exceed your access pack capacity and you do not upgrade to the appropriate access pack capacity, you can expect to experience performance degradation.

The number of individual IP addresses per access pack you can register is limited to 500. The number of IP address subnets per access pack you can register is limited to 100.

1.8.4.1 Firewall feature release 1.1 installation charge

There is a one time setup and installation charge for each activity account that installs the firewall feature. This charge is not proratable.

1.8.4.2 Firewall feature release 1.1 monthly charges

The firewall feature may be obtained on an "access pack" basis for a monthly fee. The monthly "access pack" fee is based on the peak data transfer rate allocation through the firewall facilities. The monthly fee is not proratable.

1.8.4.3 Optional Customer Reports

The optional reports are available for a monthly fee which is based on the access pack. This monthly fee is not proratable.

1.9 Remote Access

Remote access allows you to establish a dial telephone connection to the global network using a modem, DSU or ISDN terminal adapter and equipment configurations that have been attachment tested with the global network. Information on attachment tested equipment is available from your sales representative upon request.

For remote access connections to global network that do not involve dedicated dial ports, we charge you hourly charges based on prime time and non-prime time. One of the following remote access charges (and surcharge, if applicable) is incurred for remote access. Remote access is provided through local points of presence and in some cases alternative points of presence such as toll free numbers. Customers are responsible for their own PTT or local telephone company charges that may be incurred in accessing such points of presence. Certain Services may have remote access charges that are in lieu of the remote access charges described above. The appropriate Service Description will describe any differences.

SNA remote access

Enhanced Full Screen

Asynchronous Full Screen

IBM PC/3270

IBM 3708 Protocol Conversion

Peer Communications/LU6.2

IBM Passport Program access

"800" Number (Toll Free) Access, surcharge if applicable

Secondary Node Access, surcharge if applicable (withdrawn from marketing)

IP remote access

TCP/IP (Transmission Control Protocol/Internet Protocol) communications protocol encapsulation

fixed IP protocol encapsulation

ISDN

"800" Number Access, surcharge if applicable

SNA LU Gateway—IP remote access, surcharge if applicable

SNA LU Gateway—TN3270, surcharge if applicable

Multiprotocol remote access

multiprotocol LAN communications

multiprotocol tunneling

"800" Number (Toll Free) Access, surcharge if applicable

SNA LU Gateway—IP remote access, surcharge if applicable

SNA LU Gateway—TN3270, surcharge if applicable

Secondary Node Access and "800" Number (Toll Free) Access are access alternatives which incur a surcharge in some countries in addition to applicable remote access charges. Secondary Node Access is through a designated service provider. Use of the SNA LU Gateway for IP remote access or for TN3270 will incur a per hour per session surcharge in addition to applicable remote access charges.

Remote access charges per session and per access are computed using a .010 hour minimum and .010 minimum increments. The resulting per session or per access charge is adjusted to the next hundredth digit. Remote access charges are eligible for Global Commitment Discounts as noted in the applicable country Schedule of Charges.

Remote access telephone numbers and locations are available upon request from your sales representative and our local country help desks.

Nonprime time charges for remote access apply to sessions that begin and end between 8 p.m. and 8 a.m. local time, Monday through Friday, on weekends, and on national holidays we specify. For remote access charges, if a session crosses a prime time boundary, then we divide the session into two or more billable sessions and apply the appropriate prime time and nonprime time charges.

1.9.1 SNA Remote Access

Remote access includes X.3 PAD (packet assembler/disassembler) communications interface for remote asynchronous communication with X.25 hosts attached to the global network. The X.3 PAD dial support is limited to selected cities and "800" Number (Toll Free) Access. The X.3 PAD dial support has been withdrawn from marketing.

Peer Communications remote access support is for the SNA PU2.1 (LU6.2) protocol only and is limited to major cities in the United States and selected other countries where we have points of access called "nodes."

Charges for SNA remote access are on a "per session" basis. We measure "per session" hourly charges from the time the user is connected to the requested Service until the connection is terminated. One or more sessions with different Services may be requested over the same telephone connection. Surcharges to SNA remote access, Peer Communications feature, are applied on a per access basis, while surcharges to other SNA remote access features are applied on a per session basis.

Selected SNA remote access protocols may, at our sole discretion, be provided through legacy, previously supported, gateways and telephone numbers. Users of legacy gateways and/or legacy telephone numbers will incur the appropriate SNA remote access charge and the appropriate legacy gateway access surcharge. We will provide you a list of such legacy gateways and telephone numbers and planned effective dates upon request.

You may request that a dedicated SNA port (telephone number) be reserved for your remote access. SNA dedicated ports are available on a limited basis for selected equipment using SNA protocols. We charge you a monthly charge for each dedicated SNA port, which is in lieu of remote access hourly charges.

1.9.2 IP Remote Access

IP remote access, TCP/IP communications feature, supports Serial Line Internet Protocol (SLIP) and other selected protocols from workstations with TCP/IP workstation and dialer software that has been attachment tested for use on the global network. Optionally, we provide, at no additional charge, licensed software designed to work with the attachment tested TCP/IP workstation software and designed to encrypt the user logon information and facilitate IP address enabled TCP/IP communication. The licensed software is provided under a Program License which accompanies the software. IP remote access, TCP/IP communications feature, supports the use of SecurID®, RSA Security® ACE/Server™ and SafeWord® as attachment tested in the global network environment. IP remote access, TCP/IP communications feature, supports attachment tested customer implemented RADIUS technology as alternative method of authentication to the standard global network Service Manager RACF password authentication. The RADIUS authentication takes place on the customer provided RADIUS server located on the customer site.

IP remote access, protocol encapsulation feature, asynchronous communications terminals, provides access to TCP/IP and SNA host applications defined to the global network. Users must provide asynchronous communications software that has been attachment tested with the global network.

IP remote access, protocol encapsulation feature, Virtual Communications (VCOM), provides access to server-based applications supporting asynchronous protocols, such as X.PC protocol. Transport of these asynchronous protocols on the global network is done using encapsulation in TCP/IP. Customers are responsible for creating a dial script for client applications used with this feature.

IP remote access, fixed IP protocol encapsulation feature, uses tunneling to permit users assigned dynamic host addresses or users assigned static IP addresses to communicate with NIC registered and non-NIC registered addresses on the global network. A customer provided authorized IP destination address list (NIC registered IP addresses only) may be used to filter out and drop IP packets with non authorized IP destination addresses. If no authorized IP destination address list is provided, then all IP packets with both NIC registered and non-NIC registered IP destination addresses will be sent through the fixed IP tunnel to the endpoint. The encapsulated protocol is limited to IP, without encryption. The tunneling is provided using one of three protocols, Layer 2 Forwarding (L2F), Layer 2 Tunneling Protocol (L2TP) or Point-to-Point Tunneling Protocol (PPTP). The L2F solution is implemented in conjunction with selected routers provided as part of your multiprotocol network solution or frame relay based connection to the global network. Use of the L2F solution may require a change or an upgrade to the router, for an additional charge, to support the L2F protocol. The L2TP and PPTP solutions work with a remote access customer site, AT&T provided connectivity server. Certain limitations apply by tunneling protocol when using both static and dynamic IP addressing.

IP remote access, fixed IP protocol encapsulation enhanced feature, has the facilities of fixed IP protocol encapsulation plus the ability for customers to establish a primary and a secondary pool of end point addresses and the ability to support an authorized IP destination address list with both NIC and non-NIC registered destination addresses. End point pooling, as it is called, supports L2F, L2TP and PPTP tunneling protocols. End point pooling may be limited by the customer's client workstation software and by any interconnection of customer network segments which contain customer designated end points. Triple access capability is available with the fixed IP protocol encapsulation enhanced feature. Triple access allows appropriately authorized users simultaneous access to tunneled authorized resources, untunneled authorized resources, and access to the Internet using a unique packet filtering and address translation combination. Certain restrictions apply to the use of triple access and end point pooling.

IP remote access multi-user fixed IP protocol encapsulation feature allows multiple users to run concurrent sessions over the same physical connection with the same restrictions as fixed IP protocol encapsulation. Multi-user fixed IP protocol encapsulation incurs per access charges as described below, regardless of the number of users or concurrent sessions.

In selected countries, users of multi-user fixed IP may utilize LAN dial out notification to enable a connection between a site using a Managed Data Network Services leased line connection and a customer site using the multi-user fixed IP feature. When the connection is being requested from the managed Data Network Services leased line location, the AT&T dial node will send out a notification to the router at the multi-user fixed IP location. This notification will cause the router at the multi-user fixed IP location to dial into the AT&T dial node and subsequently establish the connection. LAN dial out notification can only be used with the IP communication protocol and PPTP tunneling protocol which makes use of the remote access connectivity server. The customer is responsible for providing an ISDN circuit and an appropriate router at the multi-user fixed IP location for use with LAN dial out notification. A LAN dial out notification subscription charge will be incurred for each multi-user fixed IP customer site enabled under LAN dial out notification, in addition to the multi-user fixed IP charges. LAN dial out notification is individually scheduled and subject to available resources.

In selected countries, customers may elect to have AT&T provide, install and manage the router at the customer's multi-user fixed IP location. The customer is responsible for providing the appropriate ISDN circuit. There is an installation charge and a monthly subscription charge for the provision and management of the router in addition to the multi-user fixed IP charges.

IP remote access multi-user fixed IP protocol encapsulation enhanced feature has the facilities of multi-user fixed IP protocol encapsulation, plus multi-user IP fixed protocol encapsulation enhanced supports end point pooling for L2F, L2TP and PPTP tunneling protocols as described above, certain restrictions apply.

IP remote access, ISDN feature, provides the capability to use up to four ISDN B channels one at a time, at the same time with separate connections or bundled together in a single connection. Charges are incurred for the total amount of B channel time during a connection. For example, using only one B channel for an hour would incur charges for one hour of connect time. If two B channels are used at the same time, whether separately or bundled together for one hour, then the charges incurred would be for two hours of connect time, one hour for each active B channel. Local access to the ISDN feature is limited to selected cities in the United States and selected other countries.

Dual access capability is available with selected IP remote access features such as TCP/IP communication and ISDN. Dual access allows appropriately authorized users simultaneous access to authorized resources on the global network and access to the Internet using a unique packet filtering and address translation capability. The appropriate IP remote access feature charges apply.

IP remote access or multiprotocol remote access components, with appropriately configured facilities, may establish a session utilizing up to four analog connections. For example, four analog connections bundled together for one hour would result in four hours of appropriate connect time charges.

Charges for IP remote access are on a "per access" basis. We measure "per access" hourly charges from the start of the telephone connection to the network until the telephone connection is terminated. IP remote access will incur a single charge for each physical connection to the network, regardless of the number of logical sessions within a physical session.

IP remote access, managed tunneling IPSec feature and PPTP feature, (called VPN tunneling in selected countries) use tunneling and the AT&T Global Network Dialer software to transport data between a properly configured remote user workstation and a connectivity server we provide. The remote access connectivity server may reside on an AT&T Managed Data Network Services frame relay connection to the AT&T Global Network Services backbone network or the connectivity server may reside on a connection directly to the Internet. The direct connection to the Internet may be provided by AT&T or by another Internet Service Provider.

IP remote access, managed tunneling feature works with the AT&T Global Network Dialer software we provide for use on the appropriately configured client workstation and with appropriate levels of Windows software. Authentication of each managed tunneling access is accomplished prior to setting up the tunneling access. In the event tunnel access cannot be established, the authentication is invalidated and the session is ended. The managed tunneling feature supports the use of selected third party authentication facilities available to IP remote access users.

Managed tunneling utilizes Point-to-point Tunneling Protocol (PPTP) to tunnel IP only or IP and selected other protocols. When using PPTP, the user has the option of enabling the encryption of the data between the remote client workstation and the connectivity server.

Managed tunneling utilizes Secure Internet Protocol (IPSec) to tunnel only the IP protocol. IPSec is an architecture defined by the Internet Engineering Task Force (IETF) and establishes a set of standards to be used for tunneling and encrypting IP packets over IP networks. When using IPSec, data encryption is automatically enabled. Dual access capability is available under managed tunneling with IPSec tunneling only.

Under select features of IP remote access, including managed tunneling, IPSec feature and PPTP feature, multiple connectivity servers per customer site may be defined to the Service Manager and designated as either tunnel primary or tunnel secondary. Following user authentication, the dialer randomly selects a tunnel primary connectivity server to establish a tunnel. If the tunnel cannot be established, other connectivity servers in the primary tunnel group are tried first followed by connectivity servers in the secondary tunnel group. Certain restrictions may apply.

Charges for managed tunneling are on a "per access" basis and depend upon the location of the connectivity server, whether or not the user is tunneling single protocol under IPSec or PPTP or tunneling multiple protocols under PPTP and whether the user is using ISDN or analog connections. The per access charges are in addition to user registration charges and connectivity server charges as applicable. In addition, there is a roaming surcharge for traveling user support when using managed tunneling access to an Internet attached connectivity server. Where available, IP remote access managed tunneling may establish a session utilizing up to four analog connections or up to four ISDN B channels. Four analog connections or four ISDN B channels bundled together for one hour would result in four hours of appropriate connect time charges.

IP remote access Internet VPN gateway feature provides users of selected high-speed access facilities of Internet Service Providers (ISPs) connectivity to a list of authorized applications residing on devices attached to AT&T's global network via AT&T Global Network Services' Managed Data Networking Service. Certain restrictions apply. An IPSec session is established between the AT&T Global Network Dialer software on the user's PC and the AT&T Global Network Services' VPN gateway. IPSec is an architecture defined by the Internet Engineering Task Force (IETF) establishing a set of standards for Internet protocol security. It uses cryptography to provide both authentication and encryption facilities.

When the dual access capability is specified, packets destined for IP addresses outside those in the authorization list will be sent to the Internet. If dual access is not specified, packets outside those in the authorization list will be discarded while the user is logged onto the Internet VPN gateway. A built-in firewall type facility in the AT&T Global Network Dialer masks the visibility of the IPSec tunnel to the Internet and helps to provide protection to the user's workstation while connected to the Internet VPN gateway. Each IP packet that is received by the AT&T Global Network Dialer from the Internet at the user's workstation is examined to determine if it is unsolicited and if so, it is discarded. An algorithm combining a rolling list of recently contacted remote hosts determines a packet's solicitation status.

There is a monthly access charge per user for use of the Internet VPN gateway, this charge is pro ratable and not eligible for allowance or discount and is in addition to IP remote access charges which may be incurred for use of AT&T dial access nodes when not using the Internet VPN gateway. Optional installation assistance for the AT&T Global Network Dialer in support of Internet VPN gateway access may be obtained through a special 800 number. There is a charge for each optional installation request placed through this special 800 number. Users are responsible for ensuring that they have the authorization of their service administrator before obtaining this optional installation assistance.

Users of the Internet VPN gateway feature may also register for and use fixed IP protocol encapsulation, fixed IP protocol encapsulation enhanced, certain restrictions apply. Fixed IP hourly usage charges apply when not using the Internet VPN gateway connection.

1.9.3 Multiprotocol Remote Access

Where available, multiprotocol remote access, multiprotocol LAN communications feature, uses asynchronous dial connections and licensed client software to "wrap" the LAN protocol. We provide the client software for OS/2® and Windows® with the multiprotocol LAN communications feature under a Program License shipped with the client software. Upon termination of multiprotocol LAN communications feature, all copies of the client software licensed program materials must be destroyed.

Multiprotocol remote access, ISDN feature, provides the capability to use up to four ISDN B channels one at a time, at the same time with separate connections or bundled together in a single connection. Charges are incurred for the total amount of B channel time during a connection. For example, using only one B channel for an hour would incur charges for one hour of connect time. If two B channels are used at the same time, whether separately or bundled together for one hour, then the charges incurred would be for two hours of connect time, one hour for each active B channel. Local access to the ISDN feature is limited to selected cities in the United States and other countries. Prime time and non prime time charges are the same.

Multiprotocol remote access, multiprotocol tunneling, uses tunneling to transport multiple protocols on the global network. Point-to-Point Protocol (PPP) is used to transport protocols to the remote access connection point and then tunnels the protocols to a Local Service Provider remote access connectivity server. Use of the licensed client software we provide under multiprotocol remote access is optional.

We provide application dial enabling assistance for multiprotocol remote access under a separate Supplement for Project Services.

Charges for multiprotocol remote access are on a "per access" basis. We measure "per access" hourly charges from the start of the telephone connection to the network until the telephone connection is terminated. Multiprotocol remote access will incur a single charge for each physical connection to the network, regardless of the number of logical sessions within a physical session.

1.9.4 Remote Access Servers

The remote access connectivity server is a server that we provide on customer premises. The connectivity server "unwraps" the LAN protocol, authenticates the user and requested LAN destination, and routes the communication to the authorized LAN destination. There is a monthly charge for provision of the remote access connectivity server.

There is a monthly third party authentication server charge for each registered ACE/Server. The ACE/Server resides on the customer site. The provision, installation, operation and maintenance of the ACE/Server is a customer responsibility.

There is a monthly charge for each registered VCOM server. We provide VCOM server software for IBM AIX R4.2 and Microsoft Windows NT R4.0 under a Program license, shipped with the server software, that is necessary to facilitate communications between the client application and server-based application. The VCOM server resides on the customer site. The provision, installation, operation and maintenance of the VCOM server is a customer responsibility.

There is a monthly third party authentication server charge for each SafeWord Server. The SafeWord Server resides on the customer site. The provision, installation, operation and maintenance of the SafeWord Server is a customer responsibility.

There is a monthly third party authentication server charge for each RADIUS server. The RADIUS server resides on the customer site. The provision, installation, operation and maintenance of the RADIUS server is a customer responsibility.

1.10 Traveling User Support

Traveling User Support is intended to allow the user to access applications whose access is profiled on your global network user ID, when you travel to selected countries where there is a relationship established with affiliates and other local service providers. Traveling User Support provides remote terminal access using supported terminal devices and terminal emulation software and leased line network attached terminal and attached network terminal access in the countries which support global network traveling users. We will provide you a list of the affiliates and other local service providers and the terminal devices and emulation software they support upon your request. It is your responsibility to comply with the use and licensing terms and conditions of the software provider.

Traveling User Support is intended to allow you to access applications, which are profiled on your global network user ID, on an occasional basis when you travel. If you need access from an international location for an extended period, for example, longer than a month or more than three months in a year, you must obtain a local account ID and user ID from the affiliate or other Local Service Provider. We will determine what constitutes occasional use.

You can access Traveling User Support, where it is available, by using a generic fast path account ID (your home country ISO code, for example "US") and generic user ID ("*") followed by your global network account ID and user ID. Should you have any access problems, you may contact the local country network help desk for connectivity assistance during their local business hours.

Traveling User Support is provided under the terms and conditions of your International Service Provider Agreement. Under the Agreement, you are responsible for compliance with all applicable laws, including but not limited to, complying with all matters related to the import and export of technical data, computer equipment and software. You should also note as a traveling user guest in a country, you also agree to comply with all applicable laws, regulations, or conventions in the country where your transaction is performed.

You agree that the country affiliate or other Local Service Provider whose services you are using as a traveling user has no liability to you under any circumstances. The Local Service Provider of your account ID and user ID is liable only according to the limitations of liability as specified in your Agreement with the Local Service Provider.

Traveling User Support incurs the same charge as would be incurred for a prime time remote access or dial connection of the service component and/or feature whose access is profiled on your product selection menu. This rate applies whenever Traveling User Support is used. Traveling User Support can be accessed from remote access terminals and from leased-line network attached terminals and attached network terminals. You are responsible for local country dial telephone access charges as applicable. You will also incur the applicable charges which are associated with the application and services you use.

1.11 Global Connect Package

Managed Data Network Services are provided in selected countries under the Global Connect Package as specified in the applicable country Schedule of Charges.

The Global Connect package is comprised of features which support the attachment of customer systems to the global network and to provide the services offered by us over the global network. One form of access service (leased or dial) is mandatory; all other services are optional. Features are defined for system attachments and for the optional services and facilities. Every feature has one or more of the following associated charges.

Connection Charge is a one-time charge made once, at the time of installation or of adding the new feature to the package. Subscription Charge is the annual recurring charge for the use of the service or facility. It is charged at the start of each 12-month period of use. If features are ordered during the Connect Period they will be prorated for the remaining time until the Anniversary Date of the package.

Requisite Units are the minimum requirement to cater to the variable usage of the service and are charged at the start of each 12-month period of use.

Start Date of the package is the date the first subscription is made available by us. Anniversary Date of the package is the Start Date plus 12 months.

Connect Period is the 12 months period from the Start Date to the Anniversary Date.

Each package and package feature is renewed on the package Anniversary Date for a further 12 months, unless you cancel in writing in accordance with the Agreement.

Usage of services is expressed in Units and the actual charge will be based on the Unit usage. If the actual usage exceeds the Units purchased, the excess Units will be charged at the end of the quarter in which they occur at the Unit Excess Rate at the then published rate. The number of units will be rounded to the nearest block of 10 Units.

Fractions of a Unit increment are rounded up. Units may also be purchased at the start of the package or start of a feature at the Units Additional Rate and may be purchased in blocks of 10.

Units are only for use in the 12-month Connect Period for which they were purchased and cannot be carried into a subsequent period.

No refunds are payable on cancellation within the first 12 months of the installation date.

1.12 Discounts

Should you be eligible for discounts you may receive them by signing the applicable Global Commitment Discount Attachment or Managed Data Network Services Revenue Commitment Attachment. Items which are eligible for a discount are specified in the applicable country Schedule of Charges. Some items are not discounted, for example, PTT charges or surcharges, Project Management Charges, International Service Support Charges, or some One Time Charges (for installation). Items which are not eligible for discount are specified in the applicable country Schedule of Charges.

1.13 Help Desk Support

All problems, questions or requests for assistance should be made to the local service provider's help desk. Problems may be reported by telephone or electronically, where available, using the NOTIFY function from the "Welcome to global network" signon screen. The time an incident starts is when a customer speaks to the help desk or when a customer submits an electronic NOTIFY record. The resolution time is the time at which the incident is resolved to the satisfaction of both the customer and the Local Service Provider.

In many geographies, local country help desks provide support Monday through Friday during office hours, or longer in some cases, in the local language of the country. Outside these hours there may be an extended service provided by the local country help desk, a callout service or automatic call transfer to a centralized help desk. In the Europe, Middle East, and Africa (EMEA) geography, centralized Customer Access Management Centres provide 24 × 7 problem assistance to customers in six (6) European languages; Dutch, English, French, German, Italian and Spanish. Customers may also report problems via the AGNS Customer Support Web Site. The AT&T Global Network Services Customer Support Web Site provides customers with a web-enabled alternative to calling the help desk.

1.13.1 Problem Severity Code Definitions

The customer defines the severity of a call when it is placed. The following definitions are provided as guidance to assist the customer to appropriately assign the severity of a problem.

•Severity	Definition
• 1	Critical problem which stops a customer from functioning. The network, service or product is unusable and the customer is completely out of service and unable to do any productive work.
• 2	Major problem with severe impact on customer business, but does not stop it from functioning. The network, service or product is interrupted or severely degraded and the customer is not able to work at expected levels of performance and productivity.
• 3	Minor problem which does not seriously affect service or network availability or functionality used in the customer business. Also used for severity 1 problems with a 100% bypass but awaiting final resolution.
• 4	No problem, customer business is not impacted and there is no significant impact to the user. Incident may be a request for service information or a suggestion.

1.13.2 Electronic Problem Reporting

The service hours for the customer support system (CSS), available in selected countries, are 24 hours a day, 7 days a week and 365 days a year excluding the following periods for maintenance. CSS allows the electronic logging of incidents and questions via the NOTIFY function. Planned maintenance outside these hours will be communicated in advance, in countries where CSS is available for use by customer service administrators. We reserve the right to perform emergency maintenance as may be required.

Asia Pacific
Saturday 22:00 JST through Monday 06:00 JST

Canada
Sunday 03:00 EST through Sunday 06:00 EST

Europe/Middle East/Africa
Saturday 00:00 CET through Saturday 01:00 CET
Sunday 03:00 CET through Sunday 07:00 CET

United States and Latin America
Saturday 04:00 EST through Saturday 07:00 EST
Sunday 03:00 EST through Sunday 05:00 EST

1.14 Acceptable Use Policy

The AT&T Global Network Services Acceptable Use Policy is posted at http://www.attbusiness.net/terms/aup.html. This Acceptable Use Policy is in addition to and does not alter or supersede any of our other Acceptable Use Policies. Customers are responsible for ensuring that their users, particularly those that make use of the Internet are familiar with this Acceptable Use Policy and adhere to it. The Acceptable Use Policy maybe changed from time to time without notice. Users should be reminded to periodically review the Acceptable Use Policy.

1.15 Security

Overall security and the selection and use of security facilities we provide is a Customer and End User responsibility. We do not guarantee that use of the Firewall feature we provide will prevent unauthorized access to your system or data.

Internet Protocol (IP) communication is facilitated by the use of authorized IP address pairs. These IP address pairs may be used to provide a level of authorization or security to allow only authorized pairs of IP addresses to communicate. IP address relationships for LAN communication that you authorize must be registered with your Local Service Provider.

IBM Global Services

Service Description for IBM Application Hosting—EDI Services and
IBM Application Hosting—Business Exchange Services

The terms and conditions of the IBM1 International Service Provider Agreement, the IBM International Customer Agreement, or the IBM Customer Agreement and its Attachment for IBM Global Services Network and e-business Services (or any equivalent agreement signed by both of us) apply to this transaction.

1
IBM and 400 are registered trademarks of the International Business Machines Corporation.

Expedite, Expedite Notification Manager, and CICS are trademarks of the International Business Machines Corporation.

Additional terms are specified in the Licensed Program Specifications for this Program.

Effective Date: June 11, 2002

CONTENTS

1.0	EDI Services
	1.1	Information Exchange (US non-tiered)
		1.1.1	Sending or Receiving Messages
		1.1.2	EDI VAN Interconnect
		1.1.3	Information Exchange Dial Services
		1.1.4	Traveling User Support
		1.1.5	Event Notification
		1.1.6	Archiving
		1.1.7	Libraries
		1.1.8	Carbon Copy
		1.1.9	EDI Dial Out
		1.1.10	Trading Partner Summary Report
		1.1.11	International Messages
		1.1.12	TCP/IP FTP Gateway for the Internet
		1.1.13	Batch Data Interface
		1.1.14	Information Exchange Administrative Services (IE/SERV)
		1.1.15	Information Exchange Administrative Services (IEAS) for the Web
		1.1.16	Cluster Mailbox
		1.1.17	SMTP gateway to Information Exchange
	1.2	Information Exchange (Global tiered)
		1.2.1	Sending and Receiving a Single Message

1

	1.2.2	Information Exchange Dial Services
	1.2.3	Traveling User Support
	1.2.4	Event Notification
	1.2.5	Archiving
	1.2.6	Libraries
	1.2.7	Carbon Copy
	1.2.8	EDI Dial Out
	1.2.9	Trading Partner Summary Report
	1.2.10	Distribution Lists
	1.2.11	Cluster Mailbox
	1.2.12	International Messages
	1.2.13	EDI VAN Interconnect
	1.2.14	TCP/IP FTP Gateway for the Internet
	1.2.15	Batch Data Interface
	1.2.16	Information Exchange Administrative Services (IE/SERV)
	1.2.17	Information Exchange Administrative Services (IEAS) for the Web
	1.2.18	Receiving Data
	1.2.19	SMTP gateway to Information Exchange
1.3	Information Exchange EDI Feature (withdrawn from marketing)
1.4	Web data transfer
	1.4.1	Charges
	1.4.2	Credit Card Payment
1.5	Forms exchange
	1.5.1	Charges
	1.5.2	Credit Card Payment
1.6	In-network translation
	1.6.1	Charges
	1.6.1.1	Usage Price Plan
	1.6.1.2	Monthly Subscription Plans
	1.6.1.3	EDI VAN Interconnect
	1.6.1.4	Other facilities
1.7	Exchange for WebSphere MQ
	1.7.1	Queue Manager Definition
	1.7.2	Sending and Receiving

2

		1.7.3	Distribution Facility
		1.7.4	Message Exchange with Information Exchange
		1.7.5	Message Exchange with EDI VAN Interconnect
	1.8	Expedite
		1.8.1	Expedite/CICS
		1.8.2	Expedite Base/MVS
		1.8.3	Expedite Notification Manager for MVS
2.0	Business Exchange Services
	2.1	Internet Transfer
		2.1.1	Exchange with Information Exchange
		2.1.2	Exchange with EDI VAN Interconnect
		2.1.3	Document Backup and Reprocessing
		2.1.4	Charges
		2.1.5	Credit Card Payment Option

This Service Description applies to Services provided in the United States. In addition to the charges described in this Service Description, you will incur charges for other IBM Global Services you use including charges which are described in the Support Services Service Description and Schedule of Charges.

1.0 EDI SERVICES

1.1 Information Exchange (US non-tiered)

Information Exchange provides mailbox and associated facilities for storing and retrieving messages containing unformatted or formatted data, including Electronic Data Interchange (EDI) formats. Information Exchange users can send messages to and receive messages from other users of EDI Services features and Business Exchange Services features, users of mail exchange and users of X.400 Services. The access to Information Exchange through SNA remote access is described in this Service Description and its associated Schedule of Charges. Other remote access and leased line access is described in the Managed Data Network Services Service Description and Schedule of Charges.

Information Exchange charges are applied to each Information Exchange message as it is sent to the mailbox and as it is received from the mailbox. You have the ability to specify on a user by user basis whether you will pay the send charges, receive charges or both in exchanging messages under Information Exchange. Before message exchange can take place, both parties must agree on the payment relationship. When messages are exchanged with another feature of EDI Services or Business Exchange Services, the Information Exchange sender must pay send charges and the Information Exchange receiver must pay receive charges.

If the message is sent to a trading partner on mail exchange or X.4002 Services, then the Information Exchange user must pay the total charge. There are no Information Exchange receive charges for receiving messages sent from X.400 Services or from mail exchange.

2
2X.400 is a trademark of International Business Machines Corporation

3

If the message is sent to or received from a trading partner on exchange for WebSphere MQ, you have the ability to specify on a user by user basis whether you will pay the send charges, receive charges or both in exchanging messages. Files sent to trading partners using exchange for WebSphere MQ must not exceed 100,000,000 characters.

The maximum Information Exchange message size is 280,000,000 characters.

Information Exchange charges that are based on prime time and non-prime time rates are determined by the time stamp in the sent or received Information Exchange message. Non-prime time charges apply between 8 p.m. and 8 a.m. Eastern time, Monday through Friday, on weekends, and on IBM specified national holidays.

1.1.1 Sending or Receiving Messages

When you send a message to an Information Exchange mailbox, a message charge and a character charge are incurred. When you receive a message from an Information Exchange mailbox, a message charge and a character charge are incurred. When you use SNA remote access to send or receive a message Information Exchange Dial Services charges are incurred

Information Exchange provides the ability to send a message to a list of users. When you send a message to a list of users, we calculate a proportional send charge for each receiver on the list and round the charge up to the next cent. In this instance the total send charges may exceed the published rates due to rounding during the calculation of charges. We also charge a receive charge for each recipient on the list.

We charge for all messages sent to a mailbox, regardless of whether or not they are received by the addressee. There are no Information Exchange charges for requesting messages when the mailbox is empty or for retransmitting messages during restart or recovery of Information Exchange sessions. The Information Exchange Message charge applies to every message. The Information Exchange Character charge is based upon the number of characters in the message. Information Exchange message headers are not included in the character count. The number of characters in the message is rounded up to the next 0.1 thousand characters and then multiplied by the rate per thousand characters. The result is rounded up to the next cent.

1.1.2 EDI VAN Interconnect

Customers may exchange EDI data with users on other networks that are interconnected with EDI Services through EDI VAN Interconnect. You incur an Information Exchange Interconnect charge instead of the Information Exchange Character charge for messages you send to or receive from EDI VAN Interconnect. The Information Exchange Interconnect charge is based upon the number of characters in the message. Information Exchange message headers are not included in the character count. The number of characters in the message is rounded up to the next 0.1 thousand characters and then multiplied by the rate per thousand characters. The result is rounded up to the next cent. An Information Exchange message charge is also incurred for messages you send to or receive from EDI VAN Interconnect. Availability of an EDI VAN Interconnect to a particular network is dependent upon the owner of that network, not IBM. Interconnections are subject to change without prior notice.

1.1.3 Information Exchange Dial Services

If you access Information Exchange through SNA remote access, the following charges apply instead of the remote access connect time charges and associated surcharges specified in the Managed Data Network Services Service Description and Schedule of Charges:

  •
  Information Exchange local dial access character charge; and

4

  •
  Information Exchange "800" number dial access character surcharge, if applicable; or

  •
  Information Exchange secondary node access character surcharge, if applicable.

We will provide you with phone numbers upon request.

Selected SNA remote access protocols may, at IBM's sole discretion, be provided through legacy, previously supported, gateways and phone numbers. Users of legacy gateways and/or legacy phone numbers will incur the Information Exchange local dial access character charge and the legacy gateway dial access character surcharge. IBM will provide a list of such legacy gateways and phone numbers and planned effective dates upon request.

Information Exchange Dial Services charges and surcharges are based upon the number of characters in the message. Information Exchange message headers are not included in the character count. The number of characters in the message is rounded up to the next 0.1 thousand characters and then multiplied by the rate per thousand characters. The result is rounded up to the next cent.

1.1.4 Traveling User Support

Traveling User Support allows users to access Information Exchange while traveling abroad to selected countries where IBM has a relationship established with an IBM affiliate or other service providers. Traveling User Support is intended to allow users to access Information Exchange on an occasional basis when traveling abroad. Customers needing access from an international location for an extended period (for example, longer than a month) or for more than three total months in a year must obtain an additional account ID and user ID from the local IBM affiliate or other service provider.

A pass through surcharge will be incurred for all traveling-user access to Information Exchange. Traveling users who access Information Exchange through a remote access connection will not be charged the standard Information Exchange dial character charge. Other standard charges for use of Information Exchange will apply.

1.1.5 Event Notification

Information Exchange provides the ability for you to define message arrival events, scheduled events and user initiated events. Event notifications will be generated based on the event definitions and the event profile of the intended receiver of the event notification. You set up event profiles and define events using Information Exchange Administration Services. An event profile defines the characteristics of a dial-out or call-out user to Information Exchange. Users attached via an asynchronous dial connection to Information Exchange will receive a dial-out notification. TCP/IP Internetworking and Multiprotocol Solutions and SNA LU 6.2 protocol leased line connected users will receive a call-out notification. You are charged a dial-out or call-out execute charge for each event notification processed by Information Exchange on your behalf, even if a notification could not be completed due to a problem at your system or workstation. For example, remote access users will be charged if the dial-out notification cannot be completed with the requested number of retries due to a busy, ring-no-answer, or invalid number. For message arrival events, you are not charged if the message which met the notification criteria is received from the mailbox before Information Exchange can process the notification.

1.1.6 Archiving

A message archive facility is available which allows users to store messages from 1 to 365 days. The archive storage charge is computed by multiplying the number of characters in each message by the number of days the message is archived. The product is divided by 1000, rounded up to the next whole number if not already a whole number, and multiplied by the rate per thousand characters. The result

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is rounded up to the next cent. The archive storage charge is invoiced to the owner of the archived data.

Users may retrieve messages from the archive into their mailbox. The user receiving the message from the mailbox will incur the applicable Information Exchange receive charges.

1.1.7 Libraries

Users may store data in a non-searchable Information Exchange library. A storage charge is applied in 1,000 character minimum increments based upon the maximum amount of storage used per day. The result is rounded up to the next cent. This is in addition to the appropriate Information Exchange send charges for sending the data to the library.

Users may also store data in a searchable Information Exchange library. Each data entry in the library is called a member and may be a message or a file. A storage charge is applied in 1,000 character minimum increments based upon the maximum amount of storage used per day for all entries in the library. The result is rounded up to the next cent. This is in addition to the applicable Information Exchange send charges for sending the data to the library. Each time users add or replace a member in the searchable library, index entries are automatically created. Users incur an Information Exchange index build charge for the library members users add or replace in the searchable library. The Information Exchange index build charge is based upon the number of characters in the library member. The number of characters in the library member is rounded up to the next 0.1 thousand characters and then multiplied by the rate per thousand characters. The result is rounded up to the next cent.

IBM owns the Information Exchange libraries named CUSTBULS and EXPEDITE. Library CUSTBULS contains information on the Information Exchange Service and the Expedite licensed programs such as IBM Customer Bulletins and Technical Bulletins. Library EXPEDITE contains Expedite licensed programs and their manuals. There are no Information Exchange charges for viewing through IE/SERV or receiving information from the IBM CUSTBULS or EXPEDITE libraries.

Users may view or retrieve data from Information Exchange Libraries. When you view or receive data from an Information Exchange Library, except CUSTBULS and EXPEDITE, a message charge and a character charge are incurred. For viewing data, the Information Exchange Character charge is based upon the number of characters viewed. For retrieving data, the Information Exchange Character charge and Information Exchange dial charge (and surcharge if applicable) are based upon the number of characters in the message. When you use SNA remote access to receive the data for any library except CUSTBULS and EXPEDITE, Information Exchange Dial Services charges are incurred.

The party responsible for an Information Exchange Library may choose to pay these charges for all users viewing through IE/SERV or receiving data from that library. The party responsible indicates this option when defining the library using Information Exchange Administration Services.

1.1.8 Carbon Copy

The carbon copy feature provides for an electronic copy of a designated message to be delivered to one or more recipients, in addition to the original message destination. Either the sender or receiver may specify that a message is to be copied or redirected to an alternate mailbox. Carbon copy and redirected message relationships are set up under Information Exchange Administrative Services.

Each electronic carbon copy message sent to each recipient will incur an Information Exchange carbon copy charge and Information Exchange receive charges (a message charge and a character charge). These charges are in addition to the charges incurred for sending and receiving the original message. A redirected message will incur the Information Exchange carbon copy charge in addition to the Information Exchange charges incurred for sending a message and receiving a message. The

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Information Exchange carbon copy charge is incurred at the time the electronic copy or redirected message is created, regardless of whether or not the carbon copy or redirected message is ever successfully delivered.

The carbon copy charge and Information Exchange message receive charges incurred as a result of a redirected message or carbon copy request may be paid by the requester, the copy partner, or the recipient of the carbon copy or redirected message, per the carbon copy and redirected message relationships, as allowed and set up under Information Exchange Administrative Services. The requester must pay the carbon copy charge when electronic copies or redirected messages are sent to other than the originating Information Exchange system and the copy partner is on other than the originating Information Exchange system. The requester must pay the Information Exchange message receive charges for electronic copies and redirected messages sent to non Information Exchange recipients (except for X.400 Services, SMTP gateway recipients, and Internet transfer recipients) and all charges incurred for undeliverable items. Recipients on an Information Exchange system other than the originating Information Exchange system must pay the receive charges in a carbon copy or redirected message relationship.

1.1.9 EDI Dial Out

The EDI Dial Out feature allows the transfer of ANSI 12 or Uniform Code Council (UCS) formatted documents via bisynchronous communications. It supports the 4010 EDI Standard including tilde segment terminator. To send data to trading partners requesting dial out, the Information Exchange user will send the data to a mailbox designated as system ID "DBS", account ID "DSRV", and user ID "OUTBOUND". EDI Services will then dial out to the trading partner and deliver the data. To receive data from those trading partners, the Information Exchange user will issue a receive from a mailbox designated as system ID "DBS" account ID "DSRV", and user ID of "INBOUND". The user IDs should be added to the Information Exchange trading partner definitions with payments specifications of sender pays send charges and receiver pays receive charges.

Information Exchange dial out character charges instead of Information Exchange character charges will be incurred for each transmission sent to or received from trading partners using bisynchronous dial out.

1.1.10 Trading Partner Summary Report

An Information Exchange trading partner summary report is available for customers to receive as an attachment to their invoice, or as a report or data file delivered to an Information Exchange mailbox. The report summarizes charges by trading partner, including the number of messages and total number of characters sent to or received from the trading partner. You will be charged a monthly recurring charge of $25 if the report is ordered as an invoice attachment. You will be charged a one-time charge of $25 if the report is ordered as a monthly report or data file to be sent to an Information Exchange mailbox. In addition, you will incur applicable Information Exchange receive-side charges for receiving the report or data file from the mailbox.

1.1.11 International Messages

Information Exchange provides the ability to send messages to selected international destinations through the interconnection of the networks of IBM affiliates and other service providers. When a user sends a message to a destination outside the United States, the user will incur the appropriate

Information Exchange send charges. When a user receives a message from a destination outside the United States, the user will incur the appropriate Information Exchange receive charges.

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1.1.12 TCP/IP FTP Gateway for the Internet

The TCP/IP FTP gateway for the Internet allows for the use of Information Exchange by the users of File Transfer Protocol (FTP) including users of an Internet connection from an Internet service provider, as well as users of Internetworking and Multiprotocol Solutions and IP remote access, TCP/IP communications feature. The gateway enables Information Exchange to look like an FTP server (or authorized application). The gateway supports the exchange of both Electronic Data Interchange (EDI) and free-form data for appropriately registered and authorized users. Using standard FTP commands, users are able to start or stop a session with Information Exchange and send or receive messages. The gateway supports EDIFACT, UNTDI, X12 and UCS EDI transmissions. In addition, the gateway supports the use of the Information Exchange libraries feature. Upon accessing the gateway, users must log on to Information Exchange using their registered account ID, user ID and password. All charges for use of Information Exchange apply, except for Information Exchange dial charges, in addition to charges for the use of the other Services.

1.1.13 Batch Data Interface

Batch Data Interface (BDI) provides an ability to use Information Exchange from remote-entry workstations. BDI may also be used from IBM Capacity Services such as the MVS/ESA server and the VM/ESA server. Users will incur Information Exchange message charges and Information Exchange character or interconnect character charges for messages sent or received using BDI in addition to any applicable Capacity Services charges.

1.1.14 Information Exchange Administrative Services (IE/SERV)

IE/SERV provides an interactive capability for you to administer and control the use of Information Exchange within your activity account and to send and view messages. IE/SERV can be accessed from remote access and leased line connections. Remote access is described in the Managed Data Network Services Service Description and Schedule of Charges. Remote access to IE/SERV does not incur Information Exchange Dial Access charges.

IE/SERV allows you to view the text of inbound messages, outbound messages, archived messages, and library members. When you view message text, a message charge and a character charge are incurred. The Information Exchange Character charge is based upon the number of characters viewed.

IE/SERV provides an audit trail of information about messages and the status of messages that have been sent by or sent to a user. Each time you look at audit records, you incur Information Exchange charges. You are charged a message charge for each unique request, plus an Information Exchange Character charge for the number of characters of information viewed.

1.1.15 Information Exchange Administrative Services (IEAS) for the Web

IEAS for the Web provides the IE/SERV interactive capability for you to administer and control the use of Information Exchange within your activity account and to view messages. Users of IEAS for the Web must have Internet access or TCP/IP protocol access using Managed Data Network Services, both of which can be obtained from IBM for an additional charge. In addition each subscriber must have an appropriate Web browser.

IEAS for the Web provides firewall facilities which provide security filtering between the Internet and IEAS for the Web and between IEAS for the Web and Information Exchange. In addition, IEAS for the Web supports the use of Secure Sockets Layer (SSL) and an appropriate Web browser. For additional authorized user security, customers may obtain a public key certificate from an appropriate Certificate Authority.

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Using IEAS for the Web, you can view the text of inbound messages, outbound messages and archived messages. When you view message text, a message charge and a character charge are incurred. The Information Exchange character charge is based upon the number of characters viewed.

1.1.16 Cluster Mailbox

The cluster mailbox feature of Information Exchange provides the ability to define a set of mailboxes which appear as one logical mailbox to your trading partners. The user of a cluster mailbox is known to other users by a cluster parent user ID. The user ID of the cluster parent is limited to 5 characters. A cluster parent can have 2 to 99 cluster child mailboxes associated with that cluster parent user ID. The cluster child user IDs will be created from the cluster parent user ID by assigning a two digit sequence number suffix to the cluster parent user ID. This feature allows the user to send and receive data through multiple mailboxes with a single generic user ID.

1.1.17 SMTP gateway to Information Exchange

The SMTP gateway to Information Exchange provides the ability for Information Exchange users to reach trading partners who use Internet mail for communications. In addition to supporting plain text messages, the SMTP gateway will allow Information Exchange users to send and receive EDI and binary files using MIME formatted data. Multipart SMTP messages will be accepted, and each binary or EDI part will be sent to Information Exchange as a single message. Remaining text parts will be combined into a single Information Exchange message. SMTP messages sent from Information Exchange will always consist of a single part.

Each Information Exchange user is assigned an SMTP address based on the account ID, user ID, and local Information Exchange system, in the format of user.acct@domain. The Information Exchange systems have domain names of iexxx.ihost.com, where the xxx is replaced by the three character Information Exchange system ID. SMTP Internet trading partners are automatically assigned an Information Exchange address in the format SMTP/Unnnnnnn when they send to an Information Exchange user, or Information Exchange users can define Internet trading partners using Information Exchange Administration Services.

The Information Exchange user will incur Information Exchange send charges (a message charge, a character charge, and any applicable Information Exchange dial services charges) for each message sent to an SMTP user. The Information Exchange user will incur Information Exchange receive charges (a message charge, a character charge, and any applicable Information Exchange dial services charges) for each message received from an SMTP user.

1.2 Information Exchange (Global tiered)

Information Exchange provides mailbox and associated facilities for storing and retrieving messages containing unformatted or formatted data, including Electronic Data Interchange (EDI) formats. Information Exchange users can send messages to and receive messages from other users of EDI Services features and Business Exchange Services features, users of mail exchange and users of X.400 Services. The access to Information Exchange through SNA remote access is described in this Service Description and its associated Schedule of Charges. Other remote access and leased line access is described in the Managed Data Network Services Service Description and Schedule of Charges.

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1.2.1 Sending and Receiving a Single Message

Information Exchange Message Delivery charges are specified as the total charge for sending a message from an Information Exchange user to a single trading partner. Information Exchange splits this charge into two domains:

1.
half for sending the message to an Information Exchange mailbox

2.
half for receiving the message from the Information Exchange mailbox.

If the trading partner is another domestic Information Exchange user or a user of IBM MQSeries Services, you have the ability to specify on a user by user basis whether you will pay the send side, receive side, or both in exchanging messages.

Before message exchange can take place, both parties must agree on the payment relationship. When messages are exchanged with another feature of EDI Services or Business Exchange Services the Information Exchange sender must pay send charges and the Information Exchange receiver must pay receive charges.

If the message is sent to a trading partner on mail exchange or X.400 Services, then the Information Exchange user must pay the total Message Delivery charge. There are no Information Exchange charges for receiving messages sent from X.400 Services or from mail exchange.

The Information Exchange Message Delivery charge is based upon the number of characters in the message. Information Exchange message headers are not included in the character count. The exact number of characters in the message is divided by 1000 and multiplied by the rate per thousand characters. The result is rounded up to the next cent.

The maximum Information Exchange message size is 280,000,000 characters. Files sent to trading partners using IBM MQSeries Services must not exceed 100,000,000 characters.

Information Exchange charges that are based on prime time and non-prime time rates are determined by the time stamp in the sent or received Information Exchange message. Non-prime time charges apply between 8 p.m. and 8 a.m. Eastern time, Monday through Friday, on weekends, and on IBM specified national holidays.

We charge for all messages sent to a mailbox, regardless of whether or not they are received by the addressee. There are no Information Exchange charges for requesting messages when the mailbox is empty or for retransmitting messages during restart or recovery of Information Exchange sessions.

1.2.2 Information Exchange Dial Services

When you use SNA remote access to send or receive a message, Information Exchange Dial Services charges are incurred; otherwise you will be charged remote access connect time charges and associated surcharges as specified in the Managed Data Network Services Service Description and Schedule of Charges.

We will provide you with phone numbers upon request.

Selected SNA remote access protocols may, at IBM's sole discretion, be provided through legacy, previously supported, gateways and phone numbers. Users of legacy gateways and/or legacy phone numbers will incur the Information Exchange local dial access character charge and the legacy gateway dial access character surcharge. IBM will provide a list of such legacy gateways and phone numbers and planned effective dates upon request.

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1.2.3 Traveling User Support

Traveling User Support allows users to access Information Exchange while traveling abroad to selected countries where IBM has a relationship established with an IBM affiliate or other service providers. Traveling User Support is intended to allow users to access Information Exchange on an occasional basis when traveling abroad. Customers needing access from an international location for an extended period (for example, longer than a month) or for more than three total months in a year must obtain an additional account ID and user ID from the local IBM affiliate or other service provider.

A pass through surcharge will be incurred for all traveling-user access to Information Exchange. Traveling users who access Information Exchange through a remote access connection will not be charged the standard Information Exchange dial character charge. Other standard charges for use of Information Exchange will apply.

1.2.4 Event Notification

Information Exchange provides the ability for you to define message arrival events, scheduled events and user initiated events. Event notifications will be generated based on the event definitions and the event profile of the intended receiver of the event notification. You set up event profiles and define events using Information Exchange Administration Services. An event profile defines the characteristics of a dial-out or call-out user to Information Exchange. Users attached via an asynchronous dial connection to Information Exchange will receive a dial-out notification. TCP/IP Internetworking and Multiprotocol Solutions and SNA LU 6.2 protocol leased line connected users will receive a call-out notification. You are charged a dial-out or call-out execute charge for each event notification processed by Information Exchange on your behalf, even if a notification could not be completed due to a problem at your system or workstation. For example, remote access users will be charged if the dial-out notification cannot be completed with the requested number of retries due to a busy, ring-no-answer, or invalid number. For message arrival events, you are not charged if the message which met the notification criteria is received from the mailbox before Information Exchange can process the notification.

1.2.5 Archiving

A message archive facility is available which allows users to store messages from 1 to 365 days. The archive storage charge is computed by multiplying the number of characters in each message by the number of days the message is archived. The product is divided by 1000 and multiplied by the rate per thousand characters. The result is rounded up to the next cent. The archive storage charge is invoiced to the owner of the archived data.

Users may receive messages from the archive into their mailbox. The user receiving the message from the mailbox will incur an Information Exchange charge based upon one-half the message delivery rate and the number of characters received.

1.2.6 Libraries

Users may store data in a non-searchable or searchable Information Exchange library. A storage charge is applied in 1,000 character minimum increments based upon the maximum amount of storage used per day. The result is rounded up to the next cent. This is in addition to the appropriate Information Exchange send charge for sending the data to the library. The send charges is based upon one-half the message delivery rate and the number of characters sent.

IBM owns the Information Exchange libraries named CUSTBULS and EXPEDITE Library CUSTBULS contains information on the Information Exchange Service and the Expedite licensed programs such as IBM Customer Bulletins and Technical Bulletins. Library EXPEDITE contains

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Expedite licensed programs and their manuals. There are no Information Exchange charges for viewing or receiving information from the IBM CUSTBULS and EXPEDITE libraries.

Users may view or retrieve data from Information Exchange Libraries. When you view or receive data from an Information Exchange Library, except CUSTBULS and EXPEDITE, a character charge is incurred, based upon the number of characters viewed or received and one-half the message delivery rate.

The party responsible for an Information Exchange Library may choose to pay these charges for all users viewing through IE/SERV or receiving data from that library. The party responsible indicates this option when defining the library using Information Exchange Administration Services.

1.2.7 Carbon Copy

The carbon copy feature provides for an electronic copy of a designated message to be delivered to one or more recipients, in addition to the original message destination. Either the sender or receiver may specify that a message is to be copied or redirected to an alternate mailbox. Carbon copy and redirected message relationships are set up under Information Exchange Administrative Services.

Each electronic carbon copy message sent to each recipient will incur an Information Exchange carbon copy charge and Information Exchange receive side charge (half the Information Exchange message delivery charge). These charges are in addition to the charges incurred for sending and receiving the original message. A redirected message will incur the Information Exchange carbon copy charge in addition to the Information Exchange send side charge and receive side charge.

The Information Exchange carbon copy charge is incurred at the time the electronic copy or redirected message is created, regardless of whether or not the carbon copy or redirected message is ever successfully delivered.

The carbon copy charge and Information Exchange message receive side charges incurred as a result of a redirected message or carbon copy request may be paid by the requester, the copy partner, or the recipient of the carbon copy or redirected message, per the carbon copy and redirected message relationships, as allowed and set up under Information Exchange Administrative Services. The requester must pay the carbon copy charge when electronic copies or redirected messages are sent to other than the originating Information Exchange system and the copy partner is on other than the originating Information Exchange system. The requester must pay the Information Exchange message receive side charges for electronic copies sent to non Information Exchange recipients (except for X.400 Services, SMTP gateway recipients, and Internet transfer recipients) and all charges incurred for undeliverable items. Recipients on an Information Exchange system other than the originating Information Exchange system must pay the receive side charges in a carbon copy or redirected message relationship.

1.2.8 EDI Dial Out

The EDI Dial Out feature allows the transfer of ANSI 12 or Uniform Code Council (UCS) formatted documents via bisynchronous communications. It supports the 4010 EDI Standard including tilde segment terminator. To send data to trading partners requesting dial out, the Information Exchange user will send the data to a mailbox designated as system ID "DBS", account ID "DSRV", and user ID "OUTBOUND". EDI Services will then dial out to the trading partner and deliver the data. To receive data from those trading partners, the Information Exchange user will issue a receive from a mailbox designated as system ID "DBS" account ID "DSRV", and user ID of "INBOUND". The user IDs should be added to the Information Exchange trading partner definitions with payments specifications of sender pays send charges and receiver pays receive charges.

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Information Exchange dial out message delivery charges instead of Information Exchange message delivery charges will be incurred for each transmission sent to or received from trading partners using bisynchronous dial out. In addition, Information Exchange dial out surcharges will be incurred.

1.2.9 Trading Partner Summary Report

An Information Exchange trading partner summary report is available for customers to receive as an attachment to their invoice, or as a report or data file delivered to an Information Exchange mailbox. The report summarizes charges by trading partner, including the number of messages and total number of characters sent to or received from the trading partner. You will be charged a monthly recurring charge of $25 if the report is ordered as an invoice attachment. You will be charged a one-time charge of $25 if the report is ordered as a monthly report or data file to be sent to an Information Exchange mailbox. In addition, you will incur applicable Information Exchange receive-side charges for receiving the report or data file from the mailbox

1.2.10 Distribution Lists

Information Exchange provides the ability to send a message to a list of users. When you send a message to a list of users, we calculate a proportional send side charge for each receiver on the list and round the charge up to the next cent. In this instance the total send side charges may exceed the published rates due to rounding during the calculation of charges. We also charge a receive side charge for each recipient on the list.

1.2.11 Cluster Mailbox

The cluster mailbox feature of Information Exchange provides the ability to define a set of mailboxes which appear as one logical mailbox to your trading partners. The user of a cluster mailbox is known to other users by a cluster parent user ID. The user ID of the cluster parent is limited to 5 characters. A cluster parent can have 2 to 99 cluster child mailboxes associated with that cluster parent user ID. The cluster child user IDs will be created from the cluster parent user ID by assigning a two digit sequence number suffix to the cluster parent user ID. This feature allows the user to send and receive data through multiple mailboxes with a single generic user ID.

1.2.12 International Messages

Information Exchange provides the ability to send messages to selected international destinations through the interconnection of the networks of IBM affiliates and other service providers. When a user sends a message to a destination outside the United States and when a user receives a message from a destination outside the United States, the user will incur one-half the Information Exchange Message Delivery charge.

1.2.13 EDI VAN Interconnect

Customers may exchange EDI data with users on other networks that are interconnected with EDI Services through EDI VAN Interconnect. For each message a user sends to EDI VAN Interconnect and for each message a user receives from EDI VAN Interconnect, the user will incur one-half of the Information Exchange Message Delivery charge. Availability of an EDI VAN Interconnect to a particular network is dependent upon the owner of that network, not IBM. Interconnections are subject to change without prior notice.

1.2.14 TCP/IP FTP Gateway for the Internet

The TCP/IP FTP gateway for the Internet allows for the use of Information Exchange by the users of File Transfer Protocol (FTP) including users of an Internet connection from an Internet service

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provider, as well as users of Internetworking and Multiprotocol Solutions and IP remote access, TCP/IP communications feature. The gateway enables Information Exchange to look like an FTP server (or authorized application). The gateway supports the exchange of both Electronic Data Interchange (EDI) and free-form data for appropriately registered and authorized users. Using standard FTP commands, users are able to start or stop a session with Information Exchange and send or receive messages. The gateway supports EDIFACT, UNTDI, X12 and UCS EDI transmissions. In addition, the gateway supports the use of the Information Exchange libraries feature. Upon accessing the gateway, users must log on to Information Exchange using their registered account ID, user ID and password. All charges for use of Information Exchange apply, except for Information Exchange dial charges, in addition to charges for the use of the other Services.

1.2.15 Batch Data Interface

Batch Data Interface (BDI) provides an ability to use Information Exchange from remote-entry workstations. BDI may also be used from the IBM Capacity Services such as the MVS/ESA server and the VM/ESA server. Users will incur Information Exchange message delivery charges for messages sent or received using BDI, in addition to any applicable Capacity Services charges.

1.2.16 Information Exchange Administrative Services (IE/SERV)

IE/SERV provides an interactive capability for you to administer and control the use of Information Exchange within your activity account and to send and view messages. IE/SERV can be accessed from remote access and leased line connections. Remote access is described in the Managed Data Network Services Service Description and Schedule of Charges.

IE/SERV allows you to view the text of inbound messages, outbound messages, archived messages, and library data. IE/SERV also provides an audit trail of information about messages and the status of messages that have been sent by or sent to a user, When you view message text or look at audit trails, you incur one-half the Message Delivery charge for the number of characters viewed.

1.2.17 Information Exchange Administrative Services (IEAS) for the Web

IEAS for the Web provides the IE/SERV interactive capability for you to administer and control the use of Information Exchange within your activity account and to view messages. Users of IEAS for the Web must have Internet access or TCP/IP protocol access using Managed Data Network Services, both of which can be obtained from IBM for an additional charge. In addition each subscriber must have an appropriate Web browser.

IEAS for the Web provides firewall facilities which provide security filtering between the Internet and IEAS for the Web and between IEAS for the Web and Information Exchange. In addition, IEAS for the Web supports the use of Secure Sockets Layer (SSL) and an appropriate Web browser. For additional authorized user security, customers may obtain a public key certificate from an appropriate Certificate Authority.

Using IEAS for the Web, you can view the text of inbound messages, outbound messages and archived messages. When you view message text, you incur one-half the Message Delivery charge for the number of characters viewed.

1.2.18 Receiving Data

Information Exchange provides you the capability to receive other data, such as alias tables, distribution lists, audit trails, and session traces. When you receive data from Information Exchange, you incur a charge which is based upon the number of characters received and one-half the message delivery rate.

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1.2.19 SMTP gateway to Information Exchange

The SMTP gateway to Information Exchange provides the ability for Information Exchange users to reach trading partners who use Internet mail for communications. In addition to supporting plain text messages, the SMTP gateway will allow Information Exchange users to send and receive EDI and binary files using MIME formatted data. Multipart SMTP messages will be accepted, and each binary or EDI part will be sent to Information Exchange as a single message. Remaining text parts will be combined into a single Information Exchange message. SMTP messages sent from Information Exchange will always consist of a single part.

Each Information Exchange user is assigned an SMTP address based on the account ID, user ID, and local Information Exchange system, in the format of user.acct@domain. The Information Exchange systems have domain names of iexxx.ihost.com, where the xxx is replaced by the three character Information Exchange system ID. SMTP Internet trading partners are automatically assigned an Information Exchange address in the format SMTP/Unnnnnnn when they send to an Information Exchange user, or Information Exchange users can define Internet trading partners using Information Exchange Administration Services.

The Information Exchange user will incur an Information Exchange send charge (half the Information Exchange message delivery charge) and Information Exchange dial services charges (if applicable) for each message sent to an SMTP user. The Information Exchange user will incur an Information Exchange receive charge (half the Information Exchange message delivery charge) and Information Exchange dial services charges (if applicable) for each message received from an SMTP user. The Information Exchange message delivery charge for use of the SMTP gateway will be included in the category IE-IE Message Delivery on the user's invoice.

1.3 Information Exchange EDI Feature (withdrawn from marketing)

The Information Exchange EDI Feature provides mailbox and associated facilities for storing and retrieving small messages containing unformatted data or formatted EDI data. The facilities and charges associated with Information Exchange are applicable to the user of Information Exchange EDI Feature except for the following:

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  There is no message charge

  •
  There is no difference in prime and non-prime time charges

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  The character and interconnect character charges are different

  •
  There is no SNA remote access charge

  •
  There is an "800" number access charge and a secondary node access charge

  •
  There is no EDI Dial Out capability

The Information Exchange EDI Feature is mutually exclusive with Information Exchange on an activity account level.

1.4 Web data transfer

The Web data transfer feature of EDI Services enables subscribers of Web data transfer to exchange files with users of Information Exchange. Subscribers of Web data transfer must have Internet access or TCP/IP protocol access using Managed Data Network Services, both of which can be obtained from IBM for an additional charge. In addition each subscriber must have an appropriate Web browser. EDI or non-EDI files may be exchanged. Subscribers of Web data transfer may not exchange files with other subscribers of Web data transfer. Subscribers upload and download files to Web data transfer using the Web browser file transfer features. Subscribers are responsible for maintaining their account, user ID

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and password. Passwords must be changed at regular intervals and user IDs are revoked after a set number of invalid access attempts. You are responsible for the evaluation, selection and use of all security facilities or security procedures.

Orders are individually scheduled and subject to equipment availability.

1.4.1 Charges

Web data transfer subscribers are invoiced a one-time registration charge, and a monthly subscription charge. Each subscriber is allocated 10,000,000 bytes of disk storage for files. Subject to system and technology constraints, additional disk storage may be obtained in increments of 1,000,000 bytes, for an additional monthly charge. Individual documents can be no larger than 10,000,000 characters. File management of the subscriber disk storage is a subscriber responsibility. Web data transfer file delivery charges are applied to each file sent from or received by the Web data transfer feature and will be invoiced to the Web data transfer subscriber. Information Exchange send and/or receive charges are invoiced to the Information Exchange user.

The Web data transfer file delivery charge is based upon the number of characters in the file. The exact number of characters in the file is divided by 1000 and multiplied by the rate per thousand characters. The result is rounded up to the next cent. A minimum file delivery charge for 1,000 characters per file will be incurred. We charge for all files sent, regardless of whether or not they are received by the addressee.

Web data transfer subscribers are initially setup with an open mailbox option allowing them to send files to or receive files from any Information Exchange user who has an open mailbox option or has specifically authorized such exchange. Web data transfer subscribers may restrict data transfer to specific Information Exchange trading partners by requesting IBM to establish specific subscriber mailbox trading partner registrations. From one to five specific trading partners registrations may be requested at a time for a single one-time charge.

Each file sent to, sent from, or received by a Web data transfer subscriber is retained in the subscriber's storage until deleted by the subscriber. Web data transfer subscribers are responsible for managing their storage, and deleting files that are no longer needed. If a subscriber deletes a file but subsequently determines that a copy of the file is needed, the subscriber can request us to retrieve the file from the system archive. Files that the Web data transfer subscriber sends to Information Exchange trading partners can also be retrieved from the system archive and sent back to the subscriber as an incoming file. Files are archived for ninety days from the time sent. Files retrieved from archive will be placed into the subscriber's storage area. The user subscriber will be charged a fee for each day's worth of data that is retrieved.

1.4.2 Credit Card Payment

IBM may, at its option, elect to accept a subscriber's credit card for payment of a subscriber's Web data transfer and/or forms exchange charges, provided the subscriber is not obtaining any other related services from IBM. If IBM accepts such form of payment, all subscriber incurred charges for Web data transfer and/or forms exchange will be debited to the credit card number that the subscriber provides to IBM. Should a subscriber credit card number expire or should IBM otherwise be unable to debit valid charges to a subscriber credit card number, IBM may immediately and without notice withdraw the subscriber's access to Web data transfer and forms exchange. IBM may take commercially reasonable actions to validate a subscriber's credit card.

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1.5 Forms exchange

The forms exchange feature of EDI Services provides subscribers access to and use of selected forms such as purchase orders, invoices, and customized forms that are available under this feature. The forms exchange subscriber completes one of the available forms which is then translated into an XML or EDI message and sent to the Information Exchange mailbox designated by the subscriber. An XML or EDI message, sent from Information Exchange, can be translated back into a form, and routed to the forms exchange subscriber for viewing or printing. Subscribers who utilize QuickBooks by Intuit or Peachtree Software's accounting packages may also import and export forms down to these software packages. Subscribers who wish to be notified when they have new messages may set the component to notify them via e-mail when new mail is received in their mailbox.

Forms management is a subscriber responsibility. Forms are archived in the same manner as files. In addition, a form sent by a subscriber can be retrieved from archive, however, it can only be resent to the trading partner.

1.5.1 Charges

Forms exchange subscribers can choose an annual, monthly, or pay-per-document subscription plan. Subscribers choosing the annual plan will be invoiced a subscription fee once a year. Service will be effective for one calendar year, from sign up date to anniversary date. Annual plan subscribers will not receive a credit if they discontinue the forms exchange component early. Subscribers choosing the monthly plan will be invoiced a subscription fee each month. Monthly fees are not prorated for accounts activated or discontinued in mid-month. The annual and monthly plans include 15 forms sent or received per month. Additional forms sent or received above the 15 per month will incur a document fee per form. Under the pay-per-document plan, there is a monthly subscription fee and each form sent or received will incur a document fee.

All forms exchange users, regardless of which plan they choose, will be invoiced a one-time registration fee. Subscribers will have access to a set of standard purchase order and invoice forms. EDI Services customers, industry groups, and other common interest groups can contract with IBM Global Services to have forms customized and/or mapped to an EDI format under a separate statement of work for an additional fee. Each subscriber will incur a one-time fee for each custom form to which they request access.

A transaction activity report is available for an additional charge per report. This report can be run once per month or upon request. The report is delivered as in incoming file to the subscriber.

In the event that a subscriber subscribes to both Web data transfer and forms exchange, which run in the same environment, then the subscriber will incur only one registration charge and one monthly subscription charge. The monthly subscription charge incurred will be the subscription charge as described under forms exchange.

Forms exchange runs in the same environment as Web data transfer. Forms exchange users have all the facilities of Web data transfer, including disk storage, archive and security facilities, available to them and will incur appropriate charges for such facilities including charges for files sent to or received from trading partners.

1.5.2 Credit Card Payment

IBM may, at it's option, elect to accept a subscriber's credit card for payment of a subscriber's Web data transfer and/or forms exchange charges, provided the subscriber is not obtaining any other related services from IBM. If IBM accepts such form of payment, all subscriber incurred charges for Web data transfer and/or forms exchange will be debited to the credit card number that the subscriber provides to IBM. Should a subscriber credit card number expire or should IBM otherwise be unable to debit

17

valid charges to a subscriber credit card number, IBM may immediately and without notice withdraw the subscriber's access to Web data transfer and forms exchange. IBM may take commercially reasonable actions to validate a subscriber's credit card.

1.6 In-network translation

The in-network translation enables data translation for designated messages sent between Information Exchange users, and users on other networks that are interconnected through the IBM EDI VAN Interconnect, according to specified translation mappings. Users may select a usage based option or one of four monthly subscription plans.

Translation mappings must meet IBM specifications. We will set up translation mappings under a separate statement of work for an additional fee.

Under the monthly subscription plans, the first set of trading partner relationships will be registered at no additional charge. Customers subscribing to in-network translation subscription plan 1 may receive up to sixty credit hours to be applied to translation mapping fees. Customers subscribing to in-network translation monthly subscription plan 2 may receive up to eighty credit hours to be applied to translation mapping fees. Customers subscribing to in-network translation subscription plan 3 may receive up to one hundred credit hours to be applied to translation mapping fees. Customers subscribing to in-network translation subscription plan 4 may receive up to one hundred and forty credit hours to be applied to translation mapping fees. Any and all credit hours may only be applied to translation mappings, at the current prevailing rate, and only as defined under the terms and conditions of the IBM statement of work.

After the trading partner relationship has been defined, the Information Exchange user sends a message to a designated Information Exchange mailbox, which performs the specified EDI translation and routes the translated message to the trading partner's Information Exchange mailbox or through the EDI VAN Interconnect if the trading partner is on another supported interconnected VAN.

1.6.1 Charges

Trading partners will incur applicable Information Exchange charges for sending and receiving messages including those sent and received from EDI VAN Interconnect. In-network translation subscribers can choose a usage price plan or a monthly subscription plan.

1.6.1.1 Usage Price Plan

Usage subscribers to in-network translation will incur the in-network translation charge for each message translated. There is an in-network translation charge based on the number of characters translated. The number of characters translated is divided by 1,000 and multiplied by the rate. A minimum charge for 1,000 characters translated per message is charged.

1.6.1.2 Monthly Subscription Plans

Monthly subscribers will be invoiced a monthly subscription fee. The monthly fee provides for a specified total number of characters translated during the month. Additional characters translated during the month above the specified total number of characters will incur charges based upon the monthly subscription plan selected, and upon the number of additional characters translated. The number of additional characters sent or received is divided by 1,000 and multiplied by the rate. A minimum charge for 1,000 characters translated per message will be incurred. Monthly subscription fees are not proratable.

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1.6.1.3 EDI VAN Interconnect

Users of in-network translation incur an Information Exchange Interconnect charge for messages sent to or received from EDI VAN Interconnect. The Information Exchange Interconnect charge is based upon the number of characters in the message. Information Exchange message headers are not included in the character count. The number of characters in the message is rounded up to the next 0.1 thousand characters and then multiplied by the rate per thousand characters. The result is rounded up to the next cent. Availability of an EDI VAN Interconnect to a particular network is dependent upon the owner of that network, not IBM. Interconnections are subject to change without prior notice.

1.6.1.4 Other facilities

We will register a set of trading partner relationships for a one-time charge. Each set will include from one to five trading partner relationships. Changes to these registrations will be considered a new registration.

A transaction activity report is available for an additional charge per report. This report can be run once per month or upon request. The report is delivered as in incoming file to the subscriber.

1.7 Exchange for WebSphere MQ

Exchange for WebSphere MQ is a managed service that allows users who have the appropriate WebSphere MQ based applications to exchange messages with other (authorized) users in a networking environment. Exchange for WebSphere MQ provides protocol conversion between dissimilar communication protocols.

1.7.1 Queue Manager Definition

Each WebSphere MQ server accessing exchange for WebSphere MQ must be registered with queue manager definitions in order to be able to exchange messages. There is a non proratable one-time charge for each queue manager definition.

1.7.2 Sending and Receiving

When a user sends a message to exchange for WebSphere MQ, the message is routed, using the appropriate exchange for WebSphere MQ queue manager definition, to the destination WebSphere MQ queue manager or to a mailbox on Information Exchange. In the event that the destination is not available, the message is held until such time as the destination is ready to receive the message or the message expires. Users must be defined to the service, the default definition directs the message delivery charges to the sender of the message. Options are available to allow splitting the message delivery charges equally (into a send side charge and a receive side charge) between sender and receiver or to allow the receiver to pay all charges for sending a file when sender and receiver are in different accounts. In order to enable the different charging options, both sender and receiver must be appropriately registered, otherwise the file transfer request will be rejected.

Remote access and leased line connectivity charges, as described in the applicable Service Descriptions and Schedules of Charges, are in addition to any exchange for WebSphere MQ charges.

1.7.3 Distribution Facility

Exchange for WebSphere MQ provides the capability for a customer to send a single message for delivery to multiple recipients. When a single message is sent to a list of WebSphere MQ users, a proportional send side charge is calculated for each receiver on the list and the charge is rounded up to the next cent. In this instance the total send side charges may exceed the published rates due to rounding during the calculation of charges. If there are Information Exchange recipients specified in

19

the distribution list, a full send charge is incurred for each Information Exchange recipient in the list instead of the proportional send charge. A receive side charge for each recipient on the list is also charged.

When an Information Exchange user sends a single message to multiple exchange for WebSphere MQ users and the exchange for WebSphere MQ users are responsible for paying the send side charges, each exchange for WebSphere MQ user incurs a proportional send side charge based on the total number of exchange for WebSphere MQ receivers. The charge is rounded up to the next cent. In this instance the total send side charges may exceed the published rates due to rounding during the calculation of charges. A receive side charge for each recipient on the list is also charged.

1.7.4 Message Exchange with Information Exchange

Exchange for WebSphere MQ users that are appropriately registered may exchange messages (send and receive) with users of Information Exchange. The default definition directs the message delivery charges to the sender of the message. Options are available to allow splitting the message delivery charges between the sender and receiver or to allow the receiver to pay all charges. In order to enable the different charging options, both sender and receiver must be appropriately registered, otherwise the file transfer request will be rejected. If the user of Information Exchange sends or receives a message using SNA remote access, that user will incur Information Exchange Dial Services charges, irrespective of what message delivery charging options have been selected.

In the event that the Information Exchange user utilizes the IE dial out feature in message exchange with an exchange for WebSphere MQ user, the Information Exchange user will incur the appropriate IE dial out charges.

1.7.5 Message Exchange with EDI VAN Interconnect

Exchange for WebSphere MQ users that are appropriately registered may exchange messages (send and receive) with users of EDI VAN Interconnect. The exchange for WebSphere MQ user pays the exchange for WebSphere MQ send charge when sending a message and the exchange for WebSphere MQ receive charge when receiving a message.

1.8 Expedite

Complete terms are in listed in the Licensed Program Specifications which is shipped with the software code.

1.8.1 Expedite/CICS

Expedite/CICS is a communications feature of EDI Services that runs in MVS and VSE environments. Expedite/CICS is used to exchange electronic data with trading partners by way of Information Exchange, the mailbox feature of EDI Services. Expedite/CICS communicates with Information Exchange through a leased-line, LU 6.2, Intersystem communication link. Commands and messages are sent and received through the communication link in blocks of data ranging from 3700 to 26000 characters. To connect to Information Exchange from Expedite/CICS, you must have an Information Exchange account ID and user ID.

Warranted or AS IS: Warranted
Designated Machine identification required: Yes
Testing period: 2 months for the first copy of the Program per customer for the Basic license
Program Services: Until termination of the license by IBM upon 6 months' written notice to customer or 6 months after the availability of a new version or release of the Program

Distributed Systems License Option license (DSLO) applies: Yes

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1.8.2. Expedite BASE/MVS

Expedite Base/MVS® is a feature of EDI Services that runs in the MVS host environment. Expedite Base/MVS is used to exchange electronic data with trading partners via Information Exchange. Expedite Base/MVS takes advantage of many communication features of Information Exchange, such as international reach, distribution support, alias tables, archive capability, audit capability, selective message receive, and a flexible message retention period. The latest release of Expedite Base/MVS is the only release supported.

TCP/IP communication to Information Exchange must be established before sending and receiving messages. This requires registration to the network. Your Information Exchange user ID and your network ID must be registered for TCP/IP communication.

Warranted or AS IS: Warranted
Designated Machine identification required: Yes
Testing period: 2 months for the first copy of the Program per customer for the Basic license
Program Services: Until termination of the license by IBM upon 6 months' written notice to customer or 6 months after the availability of a new version or release of the Program
Distributed Systems License Option applies: Yes

1.8.3 Expedite Notification Manager for MVS

Expedite Notification Manager for MVS works with Information Exchange to provide event-driven notifications. An event-driven notification is when Information Exchange notifies Expedite Notification Manager that an event has occurred on Information Exchange. Based on your event profile in Information Exchange Administration Services, Information Exchange notifies Expedite Notification Manager using a notification that contains data about the event that occurred.

Warranted or AS IS: Warranted
Designated Machine identification required: Yes
Testing period: 2 months for the first copy of the Program per customer for the Basic license
Program Services: Until termination of the license by IBM upon 6 months' written notice to customer or 6 months after the availability of a new version or release of the Program

2.0 Business Exchange Services

2.1 Internet Transfer

The Internet transfer feature of Business Exchange Services uses open standards to provide a bridge between legacy environments and new Internet-based environments. Internet transfer provides an Internet entryway to the IBM portfolio of EDI Services features including Information Exchange and access to the EDI VAN Interconnects.

Subscribers of Internet transfer must have access to the Internet. Subscribers can exchange documents with the Internet transfer feature over SMTP or HTTPS transfer protocols. Internet transfer exchanges files between trading partners in near real-time, operating on a store-and-forward basis. Security is provided through Secure Socket Layers (SSL) and/or Secure Multi-Purpose Internet Mail Extensions (S/MIME). An X.509 compliant digital certificate is required for a customer to be enabled to the Internet transfer. Tested and supported X.509 digital certificates currently include Cyclone self-generated certificates, Microsoft Certificate Server generated certificates and certificates from Verisign. EDI, XML, and proprietary file formats may be exchanged using this feature. Subscribers are responsible for the evaluation, selection and use of all transport protocols, security facilities, and/or security procedures.

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Internet transfer customers can use a variety of clients that will work with the service. Supported clients include Cyclone Interchange, S/MIME enabled SMTP email clients and EDIINT AS1 and AS2 clients certified interpretable by the Drummond Group.

The maximum Internet transfer message size is 100 megabytes when utilizing the HTTPS transport option and 5 megabytes when utilizing the SMTP transport option.

Subscribers are responsible for ensuring that their trading profile information and the trading profile information of their partners is correct.

2.1.1 Exchange with IBM Information Exchange

Internet transfer subscribers that are appropriately registered may exchange messages (send and receive) with users of the Information Exchange mailboxing component of EDI Services. There is no additional charge to the standard Internet transfer plan charges for exchanging data through the Information Exchange system. The Information Exchange user profile must be configured to split the message delivery charges between the sender and receiver.

2.1.2 Exchange with IBM EDI VAN Interconnect

Internet transfer subscribers that are appropriately registered may exchange EDI (ANSI X12 and EDIFACT) standards based messages with users on other interconnected VANs via IBM EDI VAN Interconnect. There is no additional charge over and above the standard Internet transfer plan charges for exchanging data through the EDI VAN Interconnect system. Availability of an EDI VAN Interconnect to a particular network is dependent upon the owner of that network, not IBM. Interconnections are subject to change without prior notice.

2.1.3 Document Backup and Reprocessing

All transactions through the Internet transfer feature are backed up as they are received by the service. Transactions will be available for reprocessing for 7 days from the receipt by IBM. Users may have a message reprocessed, or sent again to the destination, by calling IBM Customer Care. There is no additional charge, over and above the standard Internet transfer plan charges, for reprocessing a transaction. Only the Internet transfer usage associated with the reprocessed transaction will be included in the monthly usage total.

2.1.4 Charges

Internet transfer is a low-cost alternative to traditional data and document exchange environments. Subscribers choose a plan from a tiered subscription-based pricing model. Plans are available to meet the requirements of the small, occasional customer to the large enterprise moving significant volumes of data.

Internet transfer subscribers have a choice between Lite, Standard, Premium, or Platinum pricing plans. All pricing plans contain a flat monthly charge which entitles the subscriber to a predetermined amount of usage measured in megabytes. If the subscriber exceeds the level of usage for their plan, an overage charge is assessed on a per megabyte basis, prorated at the byte level. Usage is measured at the byte level and is accumulated each time a file is sent to or received from the Internet transfer service. Monthly fees are prorated for accounts activated in mid-month, monthly fees are not prorated for accounts discontinued in mid-month, and a minimum 3 month term is required.

Customers can purchase Cyclone Interchange Solo, Standard and Enterprise software from IBM and use it as their client to the service. Cyclone Interchange is priced on a license basis with a two or three year term and is not prorated. The license fee includes use of the software, maintenance, and support. The license for Cyclone Interchange is a click-through agreement between the customer and Cyclone

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Commerce activated upon software installation. Cyclone Interchange Solo provides for one (1) trading relationship consisting of one connection to Internet transfer. Cyclone Interchange Standard provides up to ten (10) trading relationships consisting of a connection to Internet transfer plus point-to-point connections with up to nine (9) other trading partners. Cyclone Interchange Enterprise provides up to one hundred (100) trading relationships consisting of a connection to Internet transfer plus point-to-point connections with up to ninety-nine (99) other trading partners. Support for Cyclone Interchange Solo when used with Internet transfer will be provided by IBM. Software support for Cyclone Interchange Standard and Enterprise editions will be provided by Cyclone Commerce. Cyclone Interchange license renewals, when the original license was purchased through IBM, will be coordinated through IBM. The Cyclone Interchange license will be renewed and invoiced based on the license term.

To avoid a license renewal charge, notification of termination of the Cyclone Interchange license must be submitted to IBM a minimum of 90 days prior to the renewal date. Customers who have opted to use Cyclone Interchange Solo with Internet transfer who then cancel the Internet transfer feature will still maintain their license to use the Cyclone Interchange software, however at that time all support and maintenance relationships will transition to Cyclone Commerce.

2.1.5 Credit Card Payment Option

IBM may, at its option, elect to accept a subscriber's credit card for payment of a subscriber's Internet transfer charges, provided the subscriber is not obtaining any other related services from IBM. If IBM accepts such form of payment, all subscriber incurred charges for Internet transfer will be debited to the credit card number that the subscriber provides to IBM. Should a subscriber credit card number expire or should IBM otherwise be unable to debit valid charges to a subscriber credit card number, IBM may immediately and without notice withdraw the subscriber's access to Internet transfer. IBM may take commercially reasonable actions to validate a subscriber's credit card.

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IBM Global Services

IBM Interchange Services for e-business Schedule of Charges

The terms of the IBM1 International Service Provider Agreement or the IBM International Customer Agreement, or the IBM Customer Agreement and its Attachment for IBM Global Services Network and e-business Services (or any equivalent agreement signed by both of us) apply to this transaction.

1
IBM is a registered trademark of the International Business Machines Corporation

Effective Date: February 1, 2002

CONTENTS

1.0
IBM Interchange Services

1.1
Information Exchange

1.2
Information Exchange (Global Customers)

1.3
Information Exchange EDI Feature (Withdrawn from marketing)

1.4
Web data transfer

1.5
Forms exchange

1.6
In-network translation

1.7
Internet data and document exchange
2.0
IBM MQSeries Services

This Schedule of Charges applies to Services provided in the United States.

1.0    IBM INTERCHANGE SERVICES

1.1    Information Exchange (IE)

1.1.1    Sending or Receiving a Message

	PER	Eligible Charges	Charge
IE Messages—prime time	Each	Yes	$0.37
IE Messages—nonprime time	Each	Yes	$0.18
IE Characters—prime time	Thousand	Yes	$0.089
IE Characters—nonprime time	Thousand	Yes	$0.044

1.1.2    EDI VAN Interconnect

	PER	Eligible Charges	Charge
IE Interconnect—prime time characters	Thousand	Yes	$0.178
IE Interconnect—nonprime time characters	Thousand	Yes	$0.088

1

1.1.3    Information Exchange Dial Services

	PER	Eligible Charges	Charge
IE local dial access prime time characters	Thousand	Yes	$0.034
IE local dial access nonprime time characters	Thousand	Yes	$0.017
IE 800 number dial access prime time character surcharge	Thousand	No	$0.039
IE 800 number dial access nonprime time character surcharge	Thousand	No	$0.039
IE legacy gateway dial access prime time character surcharge	Thousand	No	$0.039
IE legacy gateway dial access nonprime time character surchg	Thousand	No	$0.039
IE secondary node access prime time character surcharge	Thousand	No	$0.091
IE secondary node access nonprime time character surcharge	Thousand	No	$0.091

1.1.4    Traveling User Support

	PER	Eligible Charges	Charge
IE passthrough surcharge prime time characters	Thousand	Yes	$0.039
IE passthrough surcharge nonprime time characters	Thousand	Yes	$0.039

1.1.5    Event Notification

	PER	Eligible Charges	Charge
IE event notification, dialout	Each	Yes	$0.20
IE event notification, callout	Each	Yes	$0.10

1.1.6    Archiving

	PER	Eligible Charges	Charge
IE archive storage 1—365 days, daily characters	Thousand	Yes	$0.0054

1.1.7    Libraries

	PER	Eligible Charges	Charge
IE non-searchable library storage, daily characters	Thousand	Yes	$0.00175
IE searchable library storage, daily characters	Thousand	Yes	$0.00350
IE searchable library index build, characters	Thousand	Yes	$0.40000

1.1.8    Carbon Copy

	PER	Eligible Charges	Charge
IE carbon copy	Each	Yes	$0.45

2

1.1.9    EDI Dial Out

	PER	Eligible Charges	Charge
IE dial out characters—prime time	Thousand	Yes	$0.318
IE dial out characters—nonprime time	Thousand	Yes	$0.229

1.1.10    Trading Partner Summary Report

	PER	Eligible Charges	Charge
IE Trading Partner Summary Report	Each	No	$25.000

1.2    Information Exchange (Global Customers)

1.2.1    Sending and Receiving a Single Message

Message Delivery in 1,000 Character Increments	PER	Eligible Charges	Charge
Up to 1,000 characters—prime time	Thousand	Yes	$0.50
Up to 1,000 characters—nonprime time	Thousand	Yes	$0.24
from 1,001 to 100,000 characters—prime time	Thousand	Yes	$0.22
from 1,001 to 100,000 characters—nonprime time	Thousand	Yes	$0.12
over 100,000 characters—prime time	Thousand	Yes	$0.18
over 100,000 characters—nonprime time	Thousand	Yes	$0.09

1.2.2    Information Exchange Dial Services

	PER	Eligible Charges	Charge
IE local dial access prime time characters	Thousand	Yes	$0.034
IE local dial access nonprime time characters	Thousand	Yes	$0.017
IE 800 number dial access prime time character surcharge	Thousand	No	$0.039
IE 800 number dial access nonprime time character surcharge	Thousand	No	$0.039
IE legacy gateway dial access prime time character surcharge	Thousand	No	$0.039
IE legacy gateway dial access nonprime time character surchg	Thousand	No	$0.039
IE secondary node access prime time character surcharge	Thousand	No	$0.091
IE secondary node access nonprime time character surcharge	Thousand	No	$0.091

1.2.3    Traveling User Support

	PER	Eligible Charges	Charge
IE passthrough surcharge prime time characters	Thousand	Yes	$0.039
IE passthrough surcharge nonprime time characters	Thousand	Yes	$0.039

1.2.4    Event Notification

	PER	Eligible Charges	Charge
IE event notification, dialout	Each	Yes	$0.20
IE event notification, callout	Each	Yes	$0.10

3

1.2.5    Archiving

	PER	Eligible Charges	Charge
IE Archive storage, 1—365 days, daily characters	Thousand	Yes	$0.0054

1.2.6    Libraries

	PER	Eligible Charges	Charge
IE Library storage, daily characters	Thousand	Yes	$0.00175

1.2.7    Carbon Copy

	PER	Eligible Charges	Charge
IE carbon copy	Each	Yes	$0.45

1.2.8    EDI Dial Out

1.2.8.1    EDI Dial Out

IE dial out message delivery	PER	Eligible Charges	Charge
Up to 1,000 characters—prime time	Thousand	Yes	$0.500
Up to 1,000 characters—nonprime time	Thousand	Yes	$0.240
from 1,001 characters to 100,000 characters, prime time	Thousand	Yes	$0.220
from 1,001 characters to 100,000 characters, nonprime time	Thousand	Yes	$0.120
over 100,000 characters—prime time	Thousand	Yes	$0.180
over 100,000 characters—nonprime time	Thousand	Yes	$0.090

1.2.8.2    EDI Dial Out surcharge

	PER	Eligible Charges	Charge
IE dial out character surcharge—prime time	Thousand	Yes	$0.140
IE dial out character surcharge—nonprime time	Thousand	Yes	$0.140

1.2.9    Trading Partner Summary Report

	PER	Eligible Charges	Charge
IE Trading Partner Summary Report	Each	Yes	$25.000

1.3    Information Exchange (IE) EDI Feature (withdrawn from marketing)

1.3.1    Sending or Receiving a Message

	PER	Eligible Charges	Charge
IE EDI characters	Thousand	Yes	$0.18

4

1.3.2    EDI VAN Interconnect

	PER	Eligible Charges	Charge
IE EDI Interconnect characters	Thousand	Yes	$0.18

1.3.3    Information Exchange Dial Services

	PER	Eligible Charges	Charge
IE 800 number dial access character surcharge	Thousand	No	$0.039
IE legacy gateway dial access character surcharge	Thousand	No	$0.039
IE secondary node access character surcharge	Thousand	No	$0.091

1.3.4    Traveling User Support

	PER	Eligible Charges	Charge
IE passthrough surcharge characters	Thousand	Yes	$0.039

1.3.5    Event Notification

	PER	Eligible Charges	Charge
IE event notification, dialout	Each	Yes	$0.20
IE event notification, callout	Each	Yes	$0.10

1.3.6    Archiving

	PER	Eligible Charges	Charge
IE archive storage 1—365 days, daily characters	Thousand	Yes	$0.0054

1.3.7    Libraries

	PER	Eligible Charges	Charge
IE non-searchable library storage, daily characters	Thousand	Yes	$0.00175
IE searchable library storage, daily characters	Thousand	Yes	$0.00350
IE searchable library index build, characters	Thousand	Yes	$0.40000

1.3.8    Carbon Copy

	PER	Eligible Charges	Charge
IE carbon copy	Each	Yes	$0.45

1.3.9    Trading Partner Summary Report

	PER	Eligible Charges	Charge
IE Trading Partner Summary Report	Each	Yes	$25.000

5

1.4    Web data transfer

1.4.1    Web data transfer charges

	PER	Eligible Charges	Charge
Subscriber registration	Each	No	$99.00
Subscription, monthly	Each	No	$9.95
Additional million characters storage, monthly	Each	No	$1.75
One day archive retrieval	Each	No	$25.00
Restrict trading partner set (1 to 5)	Each	No	$50.00
File delivery 0 to 1,000 characters	Thousand	Yes	$0.18
File delivery 1,001 to 100,000 characters	Thousand	Yes	$0.09
File delivery over 100,000 characters	Thousand	Yes	$0.06

1.5    Forms exchange

1.5.1    Forms exchange charges

	PER	Eligible Charges	Charge
Subscriber registration	Each	No	$99.00
Annual subscription, includes 15 documents/month	Each	No	$400.00
Additional Document send or receive	Each	Yes	$2.00
Monthly subscription, includes 15 documents/month	Each	No	$39.95
Additional Document send or receive	Each	Yes	$2.00
Pay Per document subscription, monthly	Each	No	$9.95
Pay per document send or receive	Each	Yes	$4.00
Custom forms access	Each	No	$5.00
Transaction activity report	Each	No	$25.00
Additional one megabyte storage, monthly	Each	No	$1.75
One day archive retrieval	Each	No	$25.00
Restrict trading partner set (1 to 5)	Each	No	$50.00
File delivery 0 to 1,000 characters	Thousand	Yes	$0.18
File delivery 1,001 to 100,000 characters	Thousand	Yes	$0.09
File delivery over 100,000 characters	Thousand	Yes	$0.06

1.6    In-network translation

1.6.1.1    In-network translation

Usage price plan	PER	Eligible Charges	Charge
In-network translation in characters	Thousand	Yes	$0.36

6

1.6.1.2    In-network translation

Monthly subscription plans	PER	Eligible Charges	Charge
Plan 1, up to 8 million characters per month	Month	No	$2,500.00
Plan 1, additional character charge	Thousand	No	$0.31
Plan 2, up to 17.3 million characters per month	Month	No	$5,000.00
Plan 2, additional character charge	Thousand	No	$0.29
Plan 3, up to 37 million characters per month	Month	No	$10,000.00
Plan 3, additional character charge	Thousand	No	$0.27
Plan 4, up to 85 million characters per month	Month	No	$20,000.00
Plan 4, additional character charge	Thousand	No	$0.24

1.6.1.3    In-network translation

EDI VAN Interconnect	PER	Eligible Charges	Charge
Interconnect—prime time characters	Thousand	Yes	$0.089
Interconnect—nonprime time characters	Thousand	Yes	$0.044

1.6.1.4    In-network translation

Other facilities	PER	Eligible Charges	Charge
Trading partner registration (1 to 5)	Each	No	$50.00
Transaction activity report	Each	No	$25.00

1.7    Internet data and document exchange

1.7.1    Internet data and document exchange Service Plans

	Base Plan Subscription (monthly)	Base Plan Volume (MB—monthly)	Overage Rate (per MB over base plan—monthly)	Eligible Charges
Lite	$50.00	0.5	$150.00	No
Standard	$500.00	5	$50.00	No
Premium	$1,000.00	20	$40.00	No
Platinum	$2,000.00	60	$20.00	No

7

1.7.2    Internet data and document exchange Client Software Charges

	PER	Eligible Charges	Charge
Cyclone Interchange Solo License (2 yr. license and maintenance, 1 connection)	Each	No	$2,880.00
Cyclone Interchange Solo License (3 yr. license and maintenance, 1 connection)	Each	No	$3,450.00
Cyclone Interchange Standard License (2 yr. license and maintenance, up to 10 connections)	Each	No	$48,000.00
Cyclone Interchange Standard License (3 yr. license and maintenance, up to 10 connections)	Each	No	$58,000.00
Cyclone Interchange Enterprise License (2 yr. license and maintenance, up to 100 connections)	Each	No	$108,000.00
Cyclone Interchange Enterprise License (3 yr. license and maintenance, up to 100 connections)	Each	No	$129,000.00

2.0    IBM MQSeries Services

2.1    Queue Manager

	PER	Eligible Charges	Charge
Queue Manager Definition	Each	No	$175.00

2.2    Sending and Receiving

Charges for sending and receiving each message in 1,000 Character Increments	PER	Eligible Charges	Charge
up to 40,000 characters	Thousand	Yes	$0.125
from 40,001 to 100,000 characters	Thousand	Yes	$0.05
over 100,000 characters	Thousand	Yes	$0.03

8

AT&T Global Network Services

IBM MSA—Managed Data Network Services Billing Element Table
and additional Pricing for simple one-off solutions.

Disclaimer—The data contained in this document, including any references to charges, prices or fees, is provided for your information only and is subject to change without notice. Official charges are provided in the current applicable country Schedule
Summary of known changes to Base Schedule of charges document:
Additional Pricing based on Release 33 of ZZ25-5033 dated 3-1-00
Additional Pricing based on Release 34 of ZZ25-5033 dated 4-7-00
Additional Pricing based on Release 35 of ZZ25-5033 dated 6-1-00
Additional Pricing based on Release 36 of ZZ25-5033 dated 7-16-00
Additional Pricing based on Release 37 of ZZ25-5033 dated 12-1-00
2.5	Additional Pricing based on Release 38 of ZZ25-5033 dated 9-1-01
Summary of known changes to this document:
Version 1.1 dated 03-23-00 REWilliams 'williamsr50@att.com'
Version 1.2 dated 04-03-00 REWilliams 'williamsr50@att.com'
Version 1.3 dated 05-03-00 REWilliams 'williamsr50@att.com'
Version 1.4 dated 06-09-00 REWilliams 'williamsr50@att.com'
Version 2.0 dated 10-10-2000 REWilliams 'williamsr50@att.com'...
Version 2.1 dated 12-06-2000 REWilliams 'williamsr50@att.com'...
Version 2.2 dated 02-15-2001 REWilliams 'williamsr50@att.com'...
Version 2.3 dated 05-01-2001 REWilliams 'williamsr50@att.com'...
2.4	Version 2.4 dated 07-12-2001 REWilliams 'williamsr50@att.com'...
2.5	Version 2.5 dated 09-xx-2001 REWilliams 'williamsr50@att.com'...

Note: The sections in this document relate to two different Service description documents. Please be sure the following documents are available when referencing the sections below. They can be located on the Web using http://agns.ibm.com/agnstool and then
	Global Managed Data Network Services Service Description	Z1255032.LWP
	Managed Data Network Services Country Unique Terms	5032CTRY.LWP
	Managed Data Network Services—IBM MSA Unique Terms	5032PLUS.LWP
The document "AT&T US Managed Data Network Services Schedule of Charges ZZ255033.LWPBIN is also available as a reference for AT&T MDNS 'Retail' prices.
TABLE of CONTENTS: (See Tabs across the top of the 123 Worksheet for details on each section)
	1.0	MANAGED DATA NETWORK SERVICES
	1.1	Connectivity Overview—See Z125-5032 and 5032CTRY.LWP for details
	1.2	Managed Data Network Services—See Z125-5032, 5032CTRY, 5032PLUS.LWP for details
	1.2.1	Service Hours—See Z125-5032 for details
	1.3	FRAME RELAY BASED CONNECTIONS
NOTE: See document Z125-5032, 5032CTRY, 5032PLUS.LWP for Frame relay-based connections, support and management Service Descriptions
2.5	1.3.1.1	Managed access connection,standard VPN
Managed access connection, standard VPN, IBM co-located
	1.3.1.2	Managed access connection,fixed site price VPN, standard throughput

1

	1.3.1.2	Managed access connection,fixed site price VPN, high throughput
	1.3.1.2.1	Managed access connection,fixed site price VPN
	1.3.1.3	Managed access connection, Hawaii/Puerto Rico/Alaska surcharge
	1.3.2	Protocol charges
2.5	1.3.3	Customer Premise Equipment (CPE) surcharge
2.5	1.3.4	PERMANENT VIRTUAL CIRCUIT (PVC)
2.5	1.3.4.0	Permanent Virtual Circuit (PVC) -standard VPN
2.5	1.3.4.1	Permanent Virtual Circuit (PVC) -crossover CSN
2.5	1.3.4.2	Permanent Virtual Circuit (PVC) -crossover SNA(PU2.x and PU4)
2.5	1.3.4.3	Permanent Virtual Circuit (PVC) -crossover Internet
2.5	1.3.4.4	Permanent Virtual Circuit (PVC) -standard VPN International EMEA
2.5	1.3.4.5	Permanent Virtual Circuit (PVC) -standard VPN International LA and Asia Pacific
2.5	1.3.5.4	Installation, standard, per connection
	1.3.5.4	Installation,standard VPN, per IBM co-located connection
	1.3.5.4	Installation, standard, Hawaii/Puerto Rico, Alaska
	1.3.5.5	Installation, fixed site price VPN, per connection
	1.3.5.4	Installation, MAC, Fixed Site Price, Hawaii/Puerto Rico, Alaska
	1.3.6	PVC Installation, per PVC
2.5	1.3.7	Conversions
	1.3.8	Cancellation of a Location or PVC
	1.3.9	Special Request
2.5	1.3.10	Voice over IP Feature
2.5	1.3.10	Installation, Voice over IP charges
2.5	1.3.10	Monthly, Voice over IP charges
2.5	1.3.10	Monthly, Permanent Virtual Circuit (PVC) for Voice over IP charges
2.5	1.3.11	Class of Service Feature
2.5	1.3.11	Monthly, Class of Service charges
2.5	1.3.11	Installation, Class of Service charges
	1.3.x	Network Address Translation (NAT)
2.5	1.3.x	Encryption
2.5	1.3.x	Monthly, Encryption
2.5	1.3.x	Installation, Encryption
	NOTE: Documented only in Pre-Approved Custom Solution PR-0294
	1.3.x	Read ONLY Access to SNMP MIB Data
	NOTE: Documented only in Pre-Approved Custom Solution PR-0312
	1.4	FRAME RELAY BASED CONNECTIONS, STANDBY BACKUP
	NOTE: See document Z125-5032, 5032CTRY, 5032PLUS.LWP for Frame relay-based connections, backup options Service Descriptions
	1.4.1	Managed access connection (MAC), standby
	1.4.1.1	Managed access connection, standby backup, Hawaii/Puerto Rico/Alaska surcharge
	1.4.1.1	Managed access connection, standby backup, IBM co-located
	1.4.1.2	PVC definitions, standby backup
	1.4.1.3	Installation, standby backup
	1.4.1.3	Installation, standby backup, IBM co-located
	1.4.1.3	Installation, Standby Backup, MAC, Hawaii/Puerto Rico/Alaska
	1.4.1.4	Installation PVC definitions
	1.4.2	Managed access connection, load sharing
	1.4.2	Managed access connection, load sharing, IBM co-located
	1.4.2.1	Managed access connection, load sharing, Hawaii/Puerto Rico/Alaska surcharge
	1.4.2.2	PVC definitions
	1.4.2.3	Installation, load sharing

2

1.4.2.3	Installation, load sharing, IBM co-located
1.4.2.3	Installation, Loadsharing Backup, MAC, Hawaii/Puerto Rico/Alaska
1.4.2.4	Installation PVC definitions
1.4.4	FRAME RELAY BASED CONNECTIONS, ENTRY DIAL AROUND THE CLOUD BACKUP—E-DAC
1.4.4.1	ISDN connection install
1.4.5	FRAME RELAY BASED CONNECTIONS, DEDICATED DIAL AROUND THE CLOUD BACKUP—D-DAC
1.4.5.1	ISDN connection install
1.4.5.2	ISDN connection monthly
1.4.6	FRAME RELAY BASED CONNECTIONS, STANDARD DIAL BACKUP GATEWAY—DBG
1.4.6.1	connection install, DBG
1.4.6.2	connection monthly, DBG
1.4.6.3	PVC Installation/Activation
1.4.6.4	PVC definitions
1.4.7	FRAME RELAY BASED CONNECTIONS, PREMIUM DIAL BACKUP GATEWAY—PDBG
Premium dial backup gateway install (analog or ISDN dial backup)
Dedicated premium dial backup gateway install (analog or ISDN dial backup)
Premium or Dedicated Premium backup gateway install (leased line backup)
Premium dial backup gateway monthly (remote site—analog or ISDN—7:1 ratio)
Dedicated Premium dial backup gateway monthly (remote site—analog or ISDN—1:1 ratio)
Premium or Dedicated Premium dial backup gateway monthly (customer designated hub site—standby ISDN)
Premium or Dedicated Premium dial backup gateway monthly (customer designated hub site—standby leased line)
Premium or Dedicated dial backup gateway—small router monthly (customer designated hub site—standby ISDN)
Premium or Dedicated dial backup gateway—medium router monthly (customer designated hub site—standby ISDN)
Premium or Dedicated dial backup gateway—large router monthly (customer designated hub site—standby ISDN)
Premium or Dedicated dial backup gateway—very large router monthly (customer designated hub site —standby ISDN)
Premium or Dedicated dial backup gateway—extra large router monthly (customer designated hub site—standby ISDN)
Premium or Dedicated Premium dial backup router—Co-Located L2F Router, Installation
Premium dial backup gateway PVC installation/activation
Premium dial backup gateway PVC monthly
1.4.8	REDUNDANT ROUTER SUPPORT
Hot standby router
Warm standby router
Cold standby router
Redundant Router (Backup router), Installation
1.4.9	BACKUP AND ALTERNATE DESTINATION PVCs
1.4.9.1	Installation / Activation
1.4.9.2	Monthly Backup PVC
1.5	Multiprotocol Network Solutions
NOTE: See document Z125-5032 for Multiprotocol Network Services connection Service Description

3

	1.6	LEASED LINE NETWORK SERVICES (LLNS) -GLOBAL CUSTOMERS ONLY
NOTE: See document Z125-5032 and 5032CTRY.LWP for Leased Line Network Services (Global Customers ONLY) Service Descriptions
	1.6.1	LLNS connections, monthly
	1.6.2	LLNS Installation
	1.6.3	LLNS conversions
	1.6.4	SNI network and resource registration
	1.6.5	Interexchange and local exchange carriers
	1.6.6	LLNS Hawaii and Puerto Rico surcharge
	1.7	SERVICE LEVEL AGREEMENT
NOTE: See document Z125-5032, 5032CTRY, 5032PLUS.LWP for Service Level Agreement Service Descriptions
	1.7.3	Gold Plan minimum monthly charge
	1.8.3	FIREWALL FEATURE RELEASE 1.0 (withdrawn from marketing)
NOTE: See document Z125-5032 for Firewall Feature Service Descriptions
	1.8.3.1	Firewall installation and setup
	1.8.3.2	Firewall access pack, monthly
	1.8.3.3	Firewall optional reports
	1.8.4	FIREWALL FEATURE RELEASE 1.1
	1.8.4.1	Firewall installation and setup
	1.8.4.2	Firewall access pack, monthly
	1.8.4.3	Firewall optional reports
	1.9	REMOTE ACCESS
NOTE: See document Z125-5032, 5032CTRY, 5032PLUS.LWP for Remote Access Service Descriptions
	1.9.1	SNA Remote Access
	1.9.1	SNA Remote Access (continued)
	1.9.1	SNA Remote Access (continued)
	1.9.2	IP Remote Access
	1.9.3	Multiprotocol Remote Access
	1.9.4	Remote Access servers
	1.9.5	Dedicated SNA Remote Access port
	1.9.6	Remote Access service level agreement
2.5	1.9.x	Premise Based VPNs—L2TP
2.5	1.9.x	Premise Based VPNs—AT&T Managed Virtual Tunneling Service
	1.10	Traveling User Support—See Z125-5032 for Service Description
	1.11	Global Connect Package—See Z125-5032 for Service Description
	1.12	Discounts—NOT APPLICABLE to IBM MSA
	1.13	Help Desk Support—See Z125-5032 for Service Description
	1.15	Security—See Z125-5032 for Service Description
	1.16	LEASED LINE SERVICES (LLS)
NOTE: This service has been WITHDRAWN FROM MARKETING—See Z125-5810, 5032CTRY, 5032PLUS.LWP for details and Service Descriptions
	1.16.1	LLS connections, monthly
	1.16.2	LLS installation
	1.16.3	LLS Multiple Site Commitment Option, monthly
	1.16.4	LLS Revenue Commitment Option, monthly
	1.16.5	LLS Conversions
	1.16.6	LLS Domestic Network Traffic
	1.16.7	LLS SNI network and resource registration
	1.16.8	LLS Interexchange and local exchange carriers

4

	1.16.10	LLS Hawaii and Puerto Rico surcharges
	1.17	BUSINESS RECOVERY SERVICE (BRS) FOR MDNS
NOTE: See document 5032CTRY and 5032PLUS.LWP for Business Recovery Services for MDNS Service Descriptions
	1.17.1	BRS connections, LLS and LAN1.1, monthly
2.4	1.17.1.1	BRS connections, MDNS Frame Relay, monthly
	1.17.1.x	Comdisco Recovery Services connections, monthly
NOTE: Documented only in Pre-Approved Custom Solution PR-0338
	1.17.1.x	Sungard Recovery Services connections, monthly
NOTE: Documented only in Pre-Approved Custom Solution PR-0295
	1.18	DIAL BACKUP ALTERNATE NODE (DBAN)
NOTE: See document 5032CTRY.LWP for Dial Backup Alternate Node Service Descriptions
	1.18.1	DBAN connections, installation
	1.18.2	DBAN connections, monthly
2.5	APPENDIX 'A'. Customer Premise Equipment, 'Standard' and 'Non-Standard' Router list
2.5	APPENDIX 'B'. Redundant Router list

5

1.3 FRAME RELAY BASED CONNECTIONS

2.4	Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.
2.5
MDNS Managed Access Connections (MACs) include a router, DSU/CSU, circuit, management and support for the equipment and circuit with the exception of DS3 Connection. ** See Note Below**. The MAC does not include the POTs line.
		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
	1.3.1.1 Managed Access Connection single site, primary connection, monthly (MDNS CONN MONTHLY)	Per	Eligible Charges	Charge
2.4	Special AT&T Handling required to properly invoice below items with an "N" in field "Included in MSA"
	56k	Each	No	775.00	LL50, 2614	Y
	128k	Each	No	1,500.00	LL52, 2616	Y
	192k	Each	No	1,640.00	2617	N
	256k	Each	No	1,680.00	LL54, 2618	Y
	384k	Each	No	1,820.00	LL56, 2619	Y
	512k	Each	No	1,960.00	LL58, 2620	Y
	768K	Each	No	2,190.00	LL60, 2621	Y
	1024k	Each	No	2,355.00	2622	N
	1544k	Each	No	2,520.00	LL62, 2623	Y
2.5
	Note: The 3.0 to 12.0mb IMUX MACs are priced with a C2501 router. This router will not work with the IMUX solution. A router with appropriate Interfaces must be selected based on the MAC speed. That router will have a surcharge that will be applied to the pricing below. It is recommended to use a HSSI Interface for the IMUX and Fast Ethernet for the LAN port. Appendix "A" has a list of available routers. Example is the RC3640HB and RC3661H1
	2 × T1 or 3.0mb with IMUX	Each	No	6,725.00	5439, 6725	N
	3 × T1 or 4.5mb with IMUX	Each	No	9,500.00	5441, 6727	N
	4 × T1 or 6.0mb with IMUX	Each	No	11,500.00	5443, 6729	N
2.5	5 × T1 or 7.5mb with IMUX	Each	No	15,300.00	11622	N
2.5	6 × T1 or 9.0mb with IMUX	Each	No	17,300.00	11620	N
2.5	7 × T1 or 10.5mb with IMUX	Each	No	19,300.00	11619	N
2.5	8 × T1 or 12.0mb with IMUX	Each	No	21,300.00	11621	N
2.5	DS3 Pricing DOES NOT include Telco MAC Price below includes C3640 Router with 1-HSSI port and 1-Fast Ethernet Port
2.5	DS3 ** See Note Below**	Each	No	8,200.00	5445	N
	MSA NOTE: Section 1.3.1.x is available to IBM only and is not in the Standard MDNS Fee Schedules
	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.1.x Managed Access Connection, IBM Co-Located single site, primary connection, co-located, monthly (MDNS CONN MONTHLY CO-LOCATED IN IBM FACILITY)	Per	Eligible Charges	Charge

1

Special AT&T Handling required to properly invoice below items.
56k	Each	No	N/A	N
128k	Each	No	N/A	N
192k	Each	No	N/A	N
256k	Each	No	N/A	N
384k	Each	No	N/A	N
512k	Each	No	N/A	N
768K	Each	No	N/A	N
1024k	Each	No	N/A	N
1544k	Each	No	N/A	N
2 × T1 or 3.0mb with IMUX	Each	No	N/A	N
3 × T1 or 4.5mb with IMUX	Each	No	N/A	N
4 × T1 or 6.0mb with IMUX	Each	No	N/A	N

Managed Access Connections (MACs) Fixed Price connections include router, DSU/CSU, circuit, attachment to HUB Router in MDNS Frame Relay cloud and PVC to HUB Router, management and support of equipment and circuit. PVCs to Non-FP MACs are separately billed. International surcharges may be applicable. The MAC does Managed Access Connections (MACs), Fixed Price, Standard (CIR) Throughput, Monthly charge.
	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.1.2 Managed Access Connection, Fixed Site price, Standard Throughput single site, primary connection, monthly, standard throughput (FIXED PRICE MAC STD MONTHLY)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k	Each	No	1,025.00	4879	N
128k	Each	No	2,200.00	4881	N
192k	Each	No	N/A	4886	N
256k	Each	No	2,500.00	4882	N
384k	Each	No	2,900.00	4883	N
512k	Each	No	3,250.00	4884	N
768K	Each	No	3,450.00	4885	N
1024k	Each	No	N/A	4887	N
1544k	Each	No	3,950.00	4888	N
Managed Access Connections (MACs), Fixed Price, High (CIR) Throughput, Monthly charge.

2

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.1.2 Managed Access Connection, Fixed Site price, High Throughput single site, primary connection, monthly, high throughput (FIXED PRICE MAC HI MONTHLY)
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k	Each	No	1,200.00	4851	N
128k	Each	No	2,350.00	4853	N
192k	Each	No	N/A	4858	N
256k	Each	No	2,650.00	4854	N
384k	Each	No	3,100.00	4855	N
512k	Each	No	3,400.00	4856	N
768K	Each	No	3,600.00	4857	N
1024k	Each	No	N/A	4859	N
1544k	Each	No	4,450.00	4860	N

Managed Access Connections (MACs), Fixed Price,
International Surcharge for ANY Fixed Price (STD or HIGH
Throughput) MAC that requires International
communications, Monthly charge.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.1.2.1 Managed Access Connection, Fixed Site price, International Surcharge (FIXED PRICE INTERNATIONAL SURCHARGE MONTHLY)
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k	Each	No	1,025.00	4834	N
128k	Each	No	1,625.00	4835	N
192k	Each	No	N/A	N/A	N
256k	Each	No	2,825.00	4836	N
384k	Each	No	4,235.00	4837	N
512k	Each	No	5,775.00	4838	N
768K	Each	No	7,810.00	4839	N
1024k	Each	No	N/A	4840	N
1544k	Each	No	10,675.00	4841	N

3

MDNS Managed Access Connection (MAC) monthly
connection SURCHARGEs to a single AT&T provided
MDNS router for Hawaii, Puerto Rico and Alaska. This is in
addition to the basic/normal MAC monthly charges

	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.1.3 Managed Access Connection, Hawaii and Puerto Rico Surcharge monthly, Hawaii and Puerto Rico surcharge These are IBM surcharges.. No additional discounts..
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k	Each	No	N/A	11253, 11260	N
128k	Each	No	N/A	11254, 11261	N
256k	Each	No	N/A	11255, 11262	N
384k	Each	No	N/A	11256, 11263	N
512k	Each	No	N/A	11257, 11264	N
768k	Each	No	N/A	11258, 11265	N
1544k	Each	No	N/A	11259, 11266	N
	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.1.3 Managed Access Connection, Alaska Surcharge monthly, Alaska surcharge This is an IBM surcharge.. No additional discounts..	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k	Each	No	N/A	11246	N
128k	Each	No	N/A	11247	N
256k	Each	No	N/A	11248	N
384k	Each	No	N/A	11249	N
512k	Each	No	N/A	11250	N
768k	Each	No	N/A	11251	N
1544k	Each	No	N/A	11252	N

MDNS Protocol charges are additional charges above MAC
charges and are by router.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.2 Protocol charges monthly, per connection (MDNS PROTOCOL MONTHLY)	Per	Eligible Charges	Charge
Internet Protocol (IP)	Each	No	50.00	2646	Y
Internet Packet Exchange (IPX)	Each	No	100.00	2647	Y
SNA	Each	No	150.00	2648	Y
Special AT&T Handling required to properly invoice below items with an "N" in field "Included in MSA"..
NetBios	Each	No	161.29	2649	N
DECNET/DECLAT Prot Sup	Each	No	100.00	3041	Y
Appletalk	Each	No	non-std	3043	N

4

1.3.3 CUSTOMER PREMISE EQUIPMENT

2.5 The following routers can be considered "standard" routers for MDNS sites. There are no surcharges for these routers. These routers can be used for small remote sites or hubs.

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
2.5	1.3.3 Customer Premise Equipment, Standard Router Configurations, MAC Surcharge Monthly, per router type	Per	Eligible Charges	Charge
2.5	Cisco SMALL 1 Profile .. Features
2.5	Note: The below Cisco 1720s are available from Manufacturer..
2.5	The following routers are considered AT&T "Standard" Routers IOS Suggested —> 12.1.4 IP Plus..
2.5	RC172001 .. 1E/FE 2S 16F 32DRAM	Each	No	0.00	N/A	N
2.5	RC172002 .. 1E/FE 2S 2AS 16F 32DRAM	Each	No	0.00	N/A	N
2.5	Cisco SMALL 2 Profile Features
2.5	The following router is considered AT&T "Standard" Router IOS Suggested —> 11.2.20P..
2.5	RC250101 .. 1E 2S 16F 16DRAM	Each	No	0.00	N/A	Y
2.5	Cisco MEDIUM Profile .. Features
2.5	The following router is considered AT&T "Standard" Router .. IOS Suggested —> 12.1.4
2.5	RC2613A1 .. 1 TR 2S 16F 48DRAM	Each	No	200.00	N/A	N

MDNS Customer Premise Equipment, Larger "Standard"
Routers can be found in Appendix "A". The IBM charges
for the larger routers are in addition to the normal MAC
charges

5

1.3.4 PERMANENT VIRTUAL CIRCUIT (PVC)

"Private" or "VPN" PVCs are between two MDNS sites in
Zone 0 (USA ONLY) are priced below.

2.5
NOTE 1: Use "Private" or "VPN" PVCs between US MDNS network and Canadian MDNS network. There is also a PVC charge which maybe part of MAC charge in Canada from Canadian MDNS Network to US MDNS network.

2.5
NOTE 2: Use "Private" or "VPN" PVCs between US MDNS network and Mexico MDNS network. There is also a PVC charge which maybe part of MAC charge in Mexico from Mexico MDNS Network to US MDNS network.

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
	1.3.4.0 Permanent Virtual Circuit, Private or VPN virtual private network access, monthly (MDNS PVC PRIVATE MONTHLY) Zone 0—USA ONLY
		Per	Eligible Charges	Charge
	Special AT&T Handling required to properly invoice below items.
2.5	4K bps CIR	Each	No	22.00	LL72, 2629, 7856	Y
2.5	8K bps CIR	Each	No	27.00	LL72, 2629, 7856	Y
2.5	16K bps CIR	Each	No	36.00	LL72, 2629, 7856	Y
2.5	24K bps CIR	Each	No	58.00	LL72, 2629, 7856	Y
2.5	32K bps CIR	Each	No	66.00	LL72, 2629, 7856	Y
2.5	48K bps CIR	Each	No	104.00	LL72, 2629, 7856	Y
2.5	56K bps CIR	Each	No	111.00	LL72, 2629, 7856	Y
2.5	64K bps CIR	Each	No	115.00	LL72, 2629, 7856	Y
2.5	96K bps CIR	Each	No	216.00	LL72, 2629, 7856	Y
2.5	128K bps CIR	Each	No	265.00	LL72, 2629, 7856	Y
2.5	192K bps CIR	Each	No	397.00	LL72, 2629, 7856	Y
2.5	256K bps CIR	Each	No	530.00	LL72, 2629, 7856	Y
2.5	384K bps CIR	Each	No	795.00	LL72, 2629, 7856	Y
2.5	512K bps CIR	Each	No	1,152.00	LL72, 2629, 7856	Y
2.5	768K bps CIR	Each	No	1,866.00	LL72, 2629, 7856	Y
2.5	1024K bps CIR	Each	No	2,396.00	LL72, 2629, 7856	Y

6

2.5	1536K bps CIR	Each	No	3,474.00	LL72, 2629, 7856	Y
2.5	2.0M bps CIR	Each	No	4,170.00	LL72, 6733, 7856	N
2.5	2.5M bps CIR	Each	No	5,210.00	LL72, 6734, 7856	N
2.5	3.0M bps CIR	Each	No	6,255.00	LL72, 6735, 7856	N
2.5	3.5M bps CIR	Each	No	7,295.00	LL72, 6736, 7856	N
2.5	4.0M bps CIR	Each	No	8,335.00	LL72, 6737, 7856	N
2.5	4.5M bps CIR	Each	No	9,375.00	LL72, 6738, 7856	N
2.5	5.0M bps CIR	Each	No	10,415.00	LL72, 6739, 7856	N
2.5	5.5M bps CIR	Each	No	11,455.00	LL72, 6740, 7856	N
2.5	6.0M bps CIR	Each	No	12,455.00	LL72, 6741, 7856	N
	1.0M bps CIR increments	Each	No	2,076.00		N

MDNS "CSN Crossover" PVCs are between one MDNS site in Zone 0 (USA ONLY) and a router designed by AT&T as a crossover to CSN/LAN1.1 network are priced below

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included in MSA?
	1.3.4.1 Permanent Virtual Circuit, CSN Crossover TCP/IP multiprotocol dial and network, monthly virtual private network access, monthly (MDNS PVC X/O SEC IP VAS MONTHLY) Zone 0—USA ONLY
		Per	Eligible Charges	Charge
	Special AT&T Handling required to properly invoice below items.
2.5	4K bps CIR	Each	No	123.00	LL72, 2644, 7856	Y
2.5	8K bps CIR	Each	No	129.00	LL72, 2644, 7856	Y
2.5	16K bps CIR	Each	No	140.00	LL72, 2644, 7856	Y
2.5	24K bps CIR	Each	No	164.00	LL72, 2644, 7856	Y
2.5	32K bps CIR	Each	No	174.00	LL72, 2644, 7856	Y

7

2.5	48K bps CIR	Each	No	216.00	LL72, 2644, 7856	Y
2.5	56K bps CIR	Each	No	225.00	LL72, 2644, 7856	Y
2.5	64K bps CIR	Each	No	231.00	LL72, 2644, 7856	Y
2.5	96K bps CIR	Each	No	340.00	LL72, 2644, 7856	Y
2.5	128K bps CIR	Each	No	397.00	LL72, 2644, 7856	Y
2.5	192K bps CIR	Each	No	545.00	LL72, 2644, 7856	Y
2.5	256K bps CIR	Each	No	694.00	LL72, 2644, 7856	Y
2.5	384K bps CIR	Each	No	991.00	LL72, 2644, 7856	Y
2.5	512K bps CIR	Each	No	1,380.00	LL72, 2644, 7856	Y
2.5	768K bps CIR	Each	No	2,158.00	LL72, 2644, 7856	Y
2.5	1024K bps CIR	Each	No	2,752.00	LL72, 2644, 7856	Y
2.5	1536K bps CIR	Each	No	3,960.00	LL72, 2644, 7856	Y
2.5	2.0M bps CIR	Each	No	4,796.00	LL72, 2644, 7856	N
2.5	2.5M bps CIR	Each	No	5,995.00	LL72, 2644, 7856	N
2.5	3.0M bps CIR	Each	No	7,195.00	LL72, 2644, 7856	N
2.5	3.5M bps CIR	Each	No	8,390.00	LL72, 2644, 7856	N
2.5	4.0M bps CIR	Each	No	9,585.00	LL72, 2644, 7856	N
2.5	4.5M bps CIR	Each	No	10,785.00	LL72, 2644, 7856	N
2.5	5.0M bps CIR	Each	No	11,980.00	LL72, 2644, 7856	N
2.5	5.5M bps CIR	Each	No	13,175.00	LL72, 2644, 7856	N
2.5	6.0M bps CIR	Each	No	14,325.00	LL72, 2644, 7856	N
	1.0M bps CIR increments	Each	No	2,388.00		N

8

1

MDNS "SNA Crossover" PVCs are between one MDNS site in Zone 0 (USA ONLY) and a router designed by AT&T as a crossover to SNA network are priced below.

		AT&T Generally Available Service Schedule of Charges			Billins Element(s)	Included in MSA?
	1.3.4.2 Permanent Virtual Circuit, SNA Crossover SNA Dial, network and devices, monthly (MDNS PVC X/O SNA PU2X VAS MONTHLY) (MDNS PVC X/O SNAPU4 VAS MONTHLY) Zone 0—USA ONLY
		Per	Eligible Charges	Charge
	Special AT&T Handling required to properly invoice below items.
2.5	4K bps CIR	Each	No	184.00	LL71, 2642, 2643, 7855	Y
2.5	8K bps CIR	Each	No	201.00	LL71, 2642, 2643, 7855	Y
2.5	16K bps CIR	Each	No	234.00	LL71, 2642, 2643, 7855	Y
2.5	24K bps CIR	Each	No	280.00	LL71, 2642, 2643, 7855	Y
2.5	32K bps CIR	Each	No	312.00	LL71, 2642, 2643, 7855	Y
2.5	48K bps CIR	Each	No	398.00	LL71, 2642, 2643, 7855	Y
2.5	56K bps CIR	Each	No	429.00	LL71, 2642, 2643, 7855	Y
2.5	64K bps CIR	Each	No	457.00	LL71, 2642, 2643, 7855	Y
2.5	96K bps CIR	Each	No	654.00	LL71, 2642, 2643, 7855	Y
2.5	128K bps CIR	Each	No	799.00	LL71, 2642, 2643, 7855	Y
2.5	192K bps CIR	Each	No	1,123.00	LL71, 2642, 2643, 7855	Y
2.5	256K bps CIR	Each	No	1,448.00	LL71, 2642, 2643, 7855	Y

9

2.5	384K bps CIR	Each	No	2,097.00	LL71, 2642, 2643, 7855	Y
2.5	512K bps CIR	Each	No	2,838.00	LL71, 2642, 2643, 7855	Y
2.5	768K bps CIR	Each	No	4,320.00	LL71, 2642, 2643, 7855	Y
2.5	1024K bps CIR	Each	No	5,618.00	LL71, 2642, 2643, 7855	Y
2.5	1536K bps CIR	Each	No	8,256.00	LL71, 2642, 2643, 7855	Y
2.5	2.0M bps CIR	Each	No	9,925.00	LL71, 2642, 2643, 7855	N
2.5	2.5M bps CIR	Each	No	12,400.00	LL71, 2642, 2643, 7855	N
2.5	3.0M bps CIR	Each	No	14,980.00	LL71, 2642, 2643, 7855	N
2.5	3.5M bps CIR	Each	No	17,365.00	LL71, 2642, 2643, 7855	N
2.5	4.0M bps CIR	Each	No	19,839.00	LL71, 2642, 2643, 7855	N
2.5	4.5M bps CIR	Each	No	22,315.00	LL71, 2642, 2643, 7855	N
2.5	5.0M bps CIR	Each	No	24,790.00	LL71, 2642, 2643, 7855	N
2.5	5.5M bps CIR	Each	No	27,265.00	LL71, 2642, 2643, 7855	N
2.5	6.0M bps CIR	Each	No	29,645.00	LL71, 2642, 2643, 7855	N
	1.0M bps CIR increments	Each	No	4,941.00		N

10

MDNS "Internet Crossover" PVCs are between one MDNS site in Zone 0 (USA ONLY) and a router designed by AT&T as a crossover to the Internet are priced below. (This PVC is no longer available for NEW customers)

		AT&T Generally Available Service Schedule of Charges			Billins Element(s)	Included in MSA?
	1.3.4.3 Permanent Virtual Circuit, Internet Crossover internet, monthly (MDNS PVC X/O INT DIR VAS MONTHLY) Zone 0—USA ONLY
		Per	Eligible Charges	Charge
	Special AT&T Handling required to properly invoice below items.
2.5	4K bps CIR	Each	No	123.00	LL72, 2645, 7856	Y
2.5	8K bps CIR	Each	No	129.00	LL72, 2645, 7856	Y
2.5	16K bps CIR	Each	No	140.00	LL72, 2645, 7856	Y
2.5	24K bps CIR	Each	No	164.00	LL72, 2645, 7856	Y
2.5	32K bps CIR	Each	No	174.00	LL72, 2645, 7856	Y
2.5	48K bps CIR	Each	No	216.00	LL72, 2645, 7856	Y
2.5	56K bps CIR	Each	No	225.00	LL72, 2645, 7856	Y
2.5	64K bps CIR	Each	No	231.00	LL72, 2645, 7856	Y
2.5	96K bps CIR	Each	No	340.00	LL72, 2645, 7856	Y
2.5	128K bps CIR	Each	No	397.00	LL72, 2645, 7856	Y
2.5	192K bps CIR	Each	No	545.00	LL72, 2645, 7856	Y
2.5	256K bps CIR	Each	No	694.00	LL72, 2645, 7856	Y
2.5	384K bps CIR	Each	No	991.00	LL72, 2645, 7856	Y
2.5	512K bps CIR	Each	No	1,380.00	LL72, 2645, 7856	Y
2.5	768K bps CIR	Each	No	2,158.00	LL72, 2645, 7856	Y
2.5	1024K bps CIR	Each	No	2,752.00	LL72, 2645, 7856	Y
2.5	1536K bps CIR	Each	No	3,960.00	LL72, 2645, 7856	Y
2.5	2.0M bps CIR	Each	No	5,600.00	LL72, 2645, 7856	N
2.5	2.5M bps CIR	Each	No	7,000.00	LL72, 2645, 7856	N
2.5	3.0M bps CIR	Each	No	8,400.00	LL72, 2645, 7856	N

11

2.5	3.5M bps CIR	Each	No	9,800.00	LL72, 2645, 7856	N
2.5	4.0M bps CIR	Each	No	11,200.00	LL72, 2645, 7856	N
2.5	4.5M bps CIR	Each	No	12,600.00	LL72, 2645, 7856	N
2.5	5.0M bps CIR	Each	No	14,000.00	LL72, 2645, 7856	N
2.5	5.5M bps CIR	Each	No	15,400.00	LL72, 2645, 7856	N
2.5	6.0M bps CIR	Each	No	16,800.00	LL72, 2645, 7856	N
2.5	1.0M bps CIR increments	Each	No	2,800.00		N

12

MDNS "EMEA Crossover" PVCs are between one MDNS site in Zone 0 (USA ONLY) and a router designed by AT&T as a crossover to EMEA MDNS network are priced below. (There is also a similar PVC charge from EMEA to US MDNS network)

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
	1.3.4.4 Permanent Virtual Circuit, EMEA Access international EMEA access, monthly (MDNS PVC INTERNATIONAL EMEA MONTHLY) Zone 0—USA ONLY to EMEA
		Per	Eligible Charges	Charge
	Special AT&T Handling required to properly invoice below items.
2.5	4K bps CIR	Each	No	165.00	LL70, 2630, 7854	Y
2.5	8K bps CIR	Each	No	203.00	LL70, 2630, 7854	Y
2.5	16K bps CIR	Each	No	270.00	LL70, 2630, 7854	Y
2.5	24K bps CIR	Each	No	437.00	LL70, 2630, 7854	Y
2.5	32K bps CIR	Each	No	495.00	LL70, 2630, 7854	Y
2.5	48K bps CIR	Each	No	778.00	LL70, 2630, 7854	Y
2.5	56K bps CIR	Each	No	833.00	LL70, 2630, 7854	Y
2.5	64K bps CIR	Each	No	864.00	LL70, 2630, 7854	Y
2.5	96K bps CIR	Each	No	1,620.00	LL70, 2630, 7854	Y
2.5	128K bps CIR	Each	No	1,988.00	LL70, 2630, 7854	Y
2.5	192K bps CIR	Each	No	2,978.00	LL70, 2630, 7854	Y
2.5	256K bps CIR	Each	No	3,975.00	LL70, 2630, 7854	Y
2.5	384K bps CIR	Each	No	5,963.00	LL70, 2630, 7854	Y
2.5	512K bps CIR	Each	No	8,640.00	LL70, 2630, 7854	Y
2.5	768K bps CIR	Each	No	13,997.00	LL70, 2630, 7854	Y
2.5	1024K bps CIR	Each	No	17,971.00	LL70, 2630, 7854	Y
2.5	1536K bps CIR	Each	No	26,055.00	LL70, 2630, 7854	Y

13

MDNS "LA/AP Crossover" PVCs are between one MDNS site in Zone 0 (USA ONLY) and a router designed by AT&T as a crossover to Latin America/Asia Pacific (LA/AP) MDNS networks are priced below. (There is also a similar PVC charge from LA/AP to US MDNS netwwork)

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.4.5 Permanent Virtual Circuit, LA/AP Access
international Latin America and Asis Pacific access, monthly
(MDNS PVC INTERNATIONAL LA/AP MONTHLY)
Zone 0—USA ONLY to Latin America/Asia Pacific Networks

		Per	Eligible Charges	Charge
	Special AT&T Handling required to properly invoice below items.
2.5	4K bps CIR	Each	No	209.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	8K bps CIR	Each	No	257.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	16K bps CIR	Each	No	342.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	24K bps CIR	Each	No	554.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	32K bps CIR	Each	No	627.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	48K bps CIR	Each	No	985.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	56K bps CIR	Each	No	1,055.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	64K bps CIR	Each	No	1,094.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	96K bps CIR	Each	No	2,052.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	128K bps CIR	Each	No	2,518.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	192K bps CIR	Each	No	3,772.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	256K bps CIR	Each	No	5,035.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	384K bps CIR	Each	No	7,553.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	512K bps CIR	Each	No	10,944.00	LL70, 2632, 2634, 2635, 7854	Y

14

2.5	768K bps CIR	Each	No	17,729.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	1024K bps CIR	Each	No	22,764.00	LL70, 2632, 2634, 2635, 7854	Y
2.5	1544K bps CIR	Each	No	33,003.00	LL70, 2632, 2634, 2635, 7854	Y

2.5 MDNS MAC Installation charges are described below. The MAC Installation charge includes router, DSU/CSU, circuit with the exception of DS3 MAC Connection. **See note below**. MAC Installation charges DO NOT include POTs Line

Standard MDNS MAC Installation charge

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
	1.3.5.4 Installation, Managed Access Connection (MAC) per access connection (MDNS MAC INSTALL)	Per	Eligible Charges	Charge
	Special AT&T Handling required to properly invoice below items.
	56k	Each	No	2,000.00	LL51, 2600	Y
	128k	Each	No	3,000.00	LL53, 2602	Y
	192k	Each	No	3,000.00	2603	N
	256k	Each	No	3,000.00	LL55, 2604	Y
	384k	Each	No	3,000.00	LL57, 2605	Y
	512k	Each	No	3,000.00	LL59, 2606	Y
	768K	Each	No	3,000.00	LL61, 2607	Y
	1024k	Each	No	3,000.00	2608	N
	1544k	Each	No	3,000.00	LL63, 2609	Y
2.5	Note: The 3.0 to 12.0mb IMUX MACs are priced with a C2501 router. This router will not work with the IMUX solution. A router with appropriate Interfaces must be selected based on the MAC speed. That router will have a surcharge that will be applied to the pricing below. It is recommended to use a HSSI Interface for the IMUX and Fast Ethernet for the LAN port. Appendix "A" has a list of available routers. Example is the RC3640HB and RC3661H1
	2 × T1 or 3.0mb with IMUX	Each	No	5,000.00	5438, 6724	N
	3 × T1 or 4.5mb with IMUX	Each	No	7,500.00	5440, 6726	N
	4 × T1 or 6.0mb with IMUX	Each	No	9,000.00	5442, 6728	N
2.5	5 × T1 or 7.5mb with IMUX	Each	No	10,500.00	11623	N
2.5	6 × T1 or 9.0mb with IMUX	Each	No	12,000.00	11624	N
2.5	7 × T1 or 10.5mb with IMUX	Each	No	13,500.00	11618	N
2.5	8 × T1 or 12.0mb with IMUX	Each	No	15,000.00	11617	N
2.5	DS3 Pricing DOES NOT include Telco. MAC Price below includes C3640 Router with 1-HSSI port and 1-Fast Ethernet Port
2.5	DS3 ** See Note Below**	Each	No	8,000.00	5444	N

15

IBM Co-Located MDNS MAC Installation charge

	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.5.4 Installation, Managed Access Connection (MAC) per access connection, IBM co-located (MDNS MAC INSTALL CO-LOCATED IN IBM FACILITY)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k	Each	No	N/A		N
128k	Each	No	N/A		N
192k	Each	No	N/A		N
256k	Each	No	N/A		N
384k	Each	No	N/A		N
512k	Each	No	N/A		N
768K	Each	No	N/A		N
1024k	Each	No	N/A		N
1544k	Each	No	N/A		N
2 × T1 or 3.0mb with IMUX	Each	No	N/A		N
3 × T1 or 4.5mb with IMUX	Each	No	N/A		N
4 × T1 or 6.0mb with IMUX	Each	No	N/A		N

MDNS Managed Access Connection (MAC) Installation charges for Hawaii, Puerto Rico and Alaska are described below.

	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.5.4 Installation, MAC, Hawaii, Puerto Rico, Alaska This is an IBM charge, Not a Surcharge to normal MAC.. No additional discounts..	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56K bps	Each	No	N/A	SC01	N
128K bps	Each	No	N/A	SC02	N
256K bps	Each	No	N/A	SC03	N
384K bps	Each	No	N/A	SC04	N
512K bps	Each	No	N/A	SC05	N
768K bps	Each	No	N/A	SC06	N
T1	Each	No	N/A	SC07	N

MDNS MAC Installation charges for Fixed Price site option are described below. FP MAC Installation Charge includes router, DSU/CSU, circuit. FP MAC Installation charge DO NOT include POTs Line.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.5.5 Installation, MAC, Fixed Site price per access connection in Continental USA (MDNS MAC INSTALL)	Per	Eligible Charges	Charge	Note 3
Special AT&T Handling required to properly invoice below items.
56k	Each	No	2,000.00	LL51, 2600	Y
128k	Each	No	3,000.00	LL53, 2602	Y
192k	Each	No	3,000.00	2603	N
256k	Each	No	3,000.00	LL55, 2604	Y
384k	Each	No	3,000.00	LL57, 2605	Y
512k	Each	No	3,000.00	LL59, 2606	Y
768K	Each	No	3,000.00	LL61, 2607	Y
1024k	Each	No	3,000.00	2608	N
1544k	Each	No	3,000.00	LL63, 2609	Y

16

MDNS Managed Access Connection (MAC) for Fixed Price site option, Installation charges for Hawaii, Puerto Rico and Alaska are described below.

	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.5.5 Installation, MAC, Fixed Site Price, Hawaii, Puerto Rico, Alaska This is an IBM charge, Not a Surcharge to normal MAC.. No additional discounts..	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56K bps	Each	No	N/A	SC01	N
128K bps	Each	No	N/A	SC02	N
256K bps	Each	No	N/A	SC03	N
384K bps	Each	No	N/A	SC04	N
512K bps	Each	No	N/A	SC05	N
768K bps	Each	No	N/A	SC06	N
T1	Each	No	N/A	SC07	N

MDNS PVC Installation charges are described below. PVC Installation charges are between two MDNS sites or between one MDNS site and any CSN/SNA/Internet crossover router.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.6 PVC Installation, VPN and Crossover (CSN, SNA and Internet) per primary connection or crossover PVC, OTC (MDNS PVC INSTALL)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
includes CIR definition	Each	No	25.00	2628, 2638, 2639, 2640, 2641	Y
MSA NOTE: The following BEIDs are used for PVC Installation; 2628 Private PVC, 2638 SNA PU2 X/O PVC, 2639 SNA PU4 X/O, 2640 CSN X/O PVC, 2641 Internet Direct PVC

MDNS Conversion charges are administered when changes are required at MDNS attached site for; MAC speed, Router is moved to a different location, Adds/Deletes protocols, or Router is Upgraded/Downgraded because of changes in customer environment. These are OTCs.

		AT&T Generally Available Service Schedule of Charges			Billing Elements	Included In MSA?
	1.3.7 Conversions per access connection—One Time Charges	Per	Eligible Charges	Charge
	Special AT&T Handling required to properly invoice below items.
2.5	change speed or connection	Each	No	1,500.00	3511	N
2.5	add or delete a protocol	Each	No	500.00	3510	Y
2.5	change requiring new FRAD or router	Each	No	1,000.00		N

17

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.8 Cancellation of a Location or PVC	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
interexchange and local exchange carrier charges	Each	No	Passthru		N
	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.3.9 Special Request	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
interexchange and local exchange carrier charges	Each	No	Passthru		N

2.5 MDNS Voice over IP feature enables a Customer to Transmit Customer on-to-On, Outbound non-800/888 and calling card, telephone calls between customer PBXs using IP Protocol. Larger MDNS CPE router maybe required.
Special PVC is required.

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
2.5	1.3.10 Voice over IP Feature, Installation	Per	Eligible Charges	OTC Charge
	Special AT&T Handling required to properly invoice below items.
2.5	Install charge	Each	No	550.00	11089	N

18

2.5 MDNS Voice over IP feature monthly charges are in addition to the normal MDNS MAC charges. The below charges are for the VoIP Feature option only. This charge is for management.

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
2.5	1.3.10 Voice over IP Feature, Monthly Recurring monthly feature charge MDNS Frame Relay Feature	Per	Eligible Charges	Monthly Charge
	Special AT&T Handling required to properly invoice below items.
2.5	Feature Option 02 -4 Analog Voice ports -56/64k Frame connection	Each	No	350.00	11093	N
2.5	Feature Option 04 -8 Analog Voice ports -128k Frame connection	Each	No	540.00	11097	N
2.5	Feature Option 07 -1x12 Digital T1 Voice ports -56/64kFrame connection	Each	No	595.00	11105	N
2.5	Feature Option 09 -1x12 Digital E1 Voice ports -56/64k Frame connection -Not Available in USA	Each	No	675.00	11101	N
2.5	Feature Option 06 -12 Analog Voice ports -T1 Frame connection	Each	No	740.00	11131	N
2.5	Feature Option 08 -1x24 Digital T1 Voice Ports -T1 Frame connection	Each	No	980.00	11103	N
2.5	Feature Option 10 -1x30 Digital E1 Voice ports -E1 Frame connection -Not Available in USA	Each	No	1,085.00	11099	N
		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
2.5	1.3.10 Permanent Virtual Circuit (PVC), Monthly Virtual Private Network Access PVC -required for Voice over IP	Per	Eligible Charges	Monthly Charge
	Special AT&T Handling required to properly invoice below items.
2.5	32k bps CIR	Each	No	66.00	LL72,2629	N
2.5	64k bps CIR	Each	No	115.00	LL72,2629	N
2.5	128k bps CIR	Each	No	265.00	LL72,2629	N
2.5	256k bps CIR	Each	No	530.00	LL72,2629	N
2.5	512k bps CIR	Each	No	1,152.00	LL72,2629	N
2.5	768k bps CIR	Each	No	1,866.00	LL72,2629	N
2.5	1536k bps CIR	Each	No	3,474.00	LL72,2629	N

19

2.5 MDNS Class of Service feature allows a Customer to Classify it's MDNS Frame Relay based Traffic into different Levels of Service.

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
2.5	1.3.11 Class of Service Feature, Monthly	Per	Eligible Charges	Monthly Charge
	Special AT&T Handling required to properly invoice below items.
2.5	Monthly Charge	Each	No	90.00	12051	N
		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
2.5	1.3.11 Class of Service Feature, Installation	Per	Eligible Charges	OTC Charge
	Special AT&T Handling required to properly invoice below items.
2.5	Installation Charge	Each	No	600.00	12050	N

MDNS Network Address Translation (NAT) is an option of the Cisco Router. The monthly pricing is based on the number of ports required or concurrent sessions in both directions. Outbound sessions can be pooled. Inbound sessions generally need one-one mapping. See MDNS IBM Unique Terms 5032PLUS.LWP for details.

MSA NOTE: Section 1.3.x is not in the Standard MDNS Fee Schedules
1.3.x Network Address Translation (NAT)	AT&T "custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Requires Cisco router Pre-Approved Custom Solution PR0294 must be ordered	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
NAT 1-50 ports	Each	No	250.00	5821	Y
NAT 1-100 ports	Each	No	335.00	5822	Y
NAT 1-200 ports	Each	No	405.00	5823	Y
NAT 1-300 ports	Each	No	445.00	5824	Y
NAT 1-400 ports	Each	No	475.00	5825	Y
NAT 1-500 ports	Each	No	500.00	5826	Y
NAT > 500 SURCHARGE per 50 ports	Each	No	240.00	7741	Y

MDNS "MIB or SNMP" access to Cisco routers can be provided for each router in customer environment. A customer selected community name is used. Customer management station is defined and can access only those routers with the unique community name. See MDNS IBM Unique Terms 5032PLUS.LWP for details.

MSA NOTE: Section 1.3.x is not in the Standard MDNS Fee Schedules
1.3.x Read ONLY Access to SNMP MIB Data	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Requires Cisco router Pre-Approved Custom Solution PR0312 must be ordered	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Limited SNMP access	Each	No	90.00	5422	N

20

MDNS "Encryption" is a "Custom Solution". Encryption prices provided below are for planning purposes only. See MDNS IBM Unique Terms 5032PLUS.LWP for details.

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
2.5	1.3.x Encryption, Monthly Cylink SFU Encryption Device, Network Management, Cylink Maintenance (24 Hour)	Per	Eligible Charges	OTC Charge
Special AT&T Handling required to properly invoice below items. Also requires ERF to correctly Solution. The price provided is a planning purposes only.
2.5	Monthly Charge	Each	No	N/A		N
		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
2.5	1.3.x Encryption, Installation Cylink SFU Encryption Device, Network Management, Cylink Maintenance (24 Hour)	Per	Eligible Charges	OTC Charge
Special AT&T Handling required to properly invoice below items. Also requires ERF to correctly Solution. The price provided is a planning purposes only.
2.5	Installation Charge	Each	No	N/A		N

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21

1.4 FRAME RELAY BASED CONNECTIONS, STANDBY BACKUP

2.4 Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

MDNS Standby Backup MAC monthly connection charges to a single AT&T MDNS provided router are described below. This includes Standby Backup MACs for Normal/Standard, Fixed Price and/or IBM Co-Located connections.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.1 Managed Access Connection, Standby Backup single site, Standby backup connection, monthly (MDNS BKUP STBY MAC MONTHLY)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Bkup STB/LL 56KB Monthlyl	Each	No	625.00	3782	N
Bkup STB/LL 128KB Monthly	Each	No	1,320.00	3783	N
Bkup STB/LL 192KB Monthly	Each	No	1,443.00	3784	N
Bkup STB/LL 256KB Monthly	Each	No	1,447.00	3785	N
Bkup STB/LL 384KB Monthly	Each	No	1,602.00	3786	N
Bkup STB/LL 512KB Monthly	Each	No	1,725.00	3787	N
Bkup STB/LL 768KB Monthly	Each	No	1,927.00	3788	N
BkupSTB/LL 1024KB Monthly	Each	No	2,072.00	3789	N
BkupSTB/LL T1 Monthly	Each	No	2,217.00	3790	N
		~~AT&T Generally Available Service Schedule of Charges~~			~~Billing Element(s)~~	~~Included In MSA?~~
2.5	~~1.4.1 Managed Access Connection, Standby Backup, Fixed Site price single site, Standby backup connection, Fixed Price, monthly (MDNS BKUP STBY FP MAC MONTHLY)~~	~~Per~~	~~Eligible Charges~~	~~Charge~~
~~Special AT&T Handling required to properly invoice below items.~~
2.5	~~Bkup STB/LL 56KB Monthlyl~~	~~Each~~	~~No~~	~~625.00~~	~~4935~~	~~N~~
2.5	~~Bkup STB/LL 128KB Monthly~~	~~Each~~	~~No~~	~~1,320.00~~	~~4937~~	~~N~~
2.5	~~Bkup STB/LL 192KB Monthly~~	~~Each~~	~~No~~	~~1,443.00~~	~~4938~~	~~N~~
2.5	~~Bkup STB/LL 256KB Monthly~~	~~Each~~	~~No~~	~~1,447.00~~	~~4939~~	~~N~~
2.5	~~Bkup STB/LL 384KB Monthly~~	~~Each~~	~~No~~	~~1,602.00~~	~~4940~~	~~N~~
2.5	~~Bkup STB/LL 512KB Monthly~~	~~Each~~	~~No~~	~~1,725.00~~	~~4941~~	~~N~~
2.5	~~Bkup STB/LL 768KB Monthly~~	~~Each~~	~~No~~	~~1,927.00~~	~~4942~~	~~N~~
2.5	~~BkupSTB/LL 1024KB Monthly~~	~~Each~~	~~No~~	~~2,072.00~~	~~4943~~	~~N~~
2.5	~~BkupSTB/LL T1 Monthly~~	~~Each~~	~~No~~	~~2,217.00~~	~~4944~~	~~N~~
MSA NOTE: Section is not in the Standard MDNS Fee Schedules
	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.1 Managed Access Connection, Standby Backup, IBM Co-Located single site, Standby backup connection, IBM co-located, monthly (MDNS BKUP STBY MAC MONTHLY CO-LOCATED IN IBM FACILITY)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Bkup STB/LL 56KB Monthlyl	Each	No	N/A		N
Bkup STB/LL 128KB Monthly	Each	No	N/A		N

1

Bkup STB/LL 192KB Monthly	Each	No	N/A	N
Bkup STB/LL 256KB Monthly	Each	No	N/A	N
Bkup STB/LL 384KB Monthly	Each	No	N/A	N
Bkup STB/LL 512KB Monthly	Each	No	N/A	N
Bkup STB/LL 768KB Monthly	Each	No	N/A	N
BkupSTB/LL 1024KB Monthly	Each	No	N/A	N
BkupSTB/LL T1 Monthlyl	Each	No	N/A	N
BkupSTB/LL 3.0mb Monthlyl	Each	No	N/A	N
BkupSTB/LL 4.5mb Monthlyl	Each	No	N/A	N
BkupSTB/LL 6.0mb Monthlyl	Each	No	N/A	N

MDNS Managed Access Connection (MAC), Standby Backup monthly connection SURCHARGEs to a single AT&T provided MDNS router for Hawaii, Puerto Rico and Alaska. This is in addition to the basic/normal MAC monthly charges

	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.1.1 Managed Access Connection, Standby Backup, Hawaii and Puerto Rico Surcharge monthly, Hawaii and Puerto Rico surcharge These are IBM surcharges.. No additional discounts..	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k	Each	No	N/A	11253, 11260	N
128k	Each	No	N/A	11254, 11261	N
256k	Each	No	N/A	11255, 11262	N
384k	Each	No	N/A	11256, 11263	N
512k	Each	No	N/A	11257, 11264	N
768k	Each	No	N/A	11258, 11265	N
1544k	Each	No	N/A	11259, 11266	N
	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.1.1 Managed Access Connection, Standby Backup, Alaska Surcharge monthly, Alaska surcharge This is an IBM surcharge.. No additional discounts..	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k	Each	No	N/A	11246	N
128k	Each	No	N/A	11247	N
256k	Each	No	N/A	11248	N
384k	Each	No	N/A	11249	N

2

512k	Each	No	N/A	11250	N
768k	Each	No	N/A	11251	N
1544k	Each	No	N/A	11252	N

MDNS PVCs within the Standby Backup MAC monthly connection charges are described below. Standby Backup PVCs are between MDNS sites in USA and other MDNS Sites in USA or between MDNS SItes in USA and crossover PVCs "CSN, SNA. Internet, Canada, EMEA, LA, and AP" router connections

Special Note: These PVCs are applicable to HUBs with Single router and Dual MACs ONLY. Dual routers each with a MAC on each router have to use Alternate Hub Backup PVCs (Section 1.4.9.2) for pricing.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.1.2 PVC Definitions, Standby Backup, USA
ONLY, Standard or (CSN, SNA) crossovers, International (EMEA/AP/LA) crossovers.
monthly per standard or crossover PVC definition for standby backup managed access connections
(MDNS BU HUB PVC MONTHLY)

	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
4K bps CIR	Each	No	20.00	3646	N
8K bps CIR	Each	No	20.00	3646	N
16K bps CIR	Each	No	20.00	3646	N
24K bps CIR	Each	No	20.00	3646	N
32K bps CIR	Each	No	20.00	3646	N
48K bps CIR	Each	No	20.00	3646	N
56K bps CIR	Each	No	20.00	3646	N
64K bps CIR	Each	No	20.00	3646	N
96K bps CIR	Each	No	20.00	3646	N
128K bps CIR	Each	No	20.00	3646	N
192K bps CIR	Each	No	20.00	3646	N
256K bps CIR	Each	No	20.00	3646	N
384K bps CIR	Each	No	20.00	3646	N
512K bps CIR	Each	No	20.00	3646	N
768K bps CIR	Each	No	20.00	3646	N
1024K bps CIR	Each	No	20.00	3646	N
1544K bps CIR	Each	No	20.00	3646	N

3

MDNS Standby Backup MAC Installation charges for Normal/Standard, IBM Co-Located connections are described below

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
	1.4.1.3 Installation, Standby Backup per standby backup managed access connection (MDNS BKUP STBY MAC INSTALL) ~~(MDNS BKUP STBY FP MAC INSTALL)~~
2.5		Per	Eligible Charges	Charge
	Special AT&T Handling required to properly invoice below items.
	Bkup STB/LL 56KB Install	Each	No	2,000.00	3767	N
	Bkup STB/LL 128KB Install	Each	No	3,000.00	3769	N
	Bkup STB/LL 192KB Install	Each	No	3,000.00	3770	N
	Bkup STB/LL 256KB Install	Each	No	3,000.00	3771	N
	Bkup STB/LL 384KB Install	Each	No	3,000.00	3772	N
	Bkup STB/LL 512KB Install	Each	No	3,000.00	3773	N
	Bkup STB/LL 768KB Install	Each	No	3,000.00	3774	N
	BkupSTB/LL 1024KB Install	Each	No	3,000.00	3775	N
	BkupSTB/LL T1 Install	Each	No	3,000.00	3776	N
MSA NOTE: Section 1.4.1.3.x is not in the Standard MDNS Fee Schedules
	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.1.3 Installation, Standby Backup, IBM Co-Located per standby backup access connection, IBM co-located, OTC (MDNS BKUP STBY MAC INSTALL CO-LOCATED in IBM Facility)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Bkup STB/LL 56KB Install	Each	No	N/A		N
Bkup STB/LL 128KB Install	Each	No	N/A		N
Bkup STB/LL 192KB Install	Each	No	N/A		N
Bkup STB/LL 256KB Install	Each	No	N/A		N
Bkup STB/LL 384KB Install	Each	No	N/A		N
Bkup STB/LL 512KB Install	Each	No	N/A		N
Bkup STB/LL 768KB Install	Each	No	N/A		N
BkupSTB/LL 1024KB Install	Each	No	N/A		N
BkupSTB/LL T1 Install	Each	No	N/A		N
BkupSTB/LL 3.0mb Install	Each	No	N/A		N
BkupSTB/LL 4.5mb Install	Each	No	N/A		N
BkupSTB/LL6.0mb Install	Each	No	N/A		N
Special Note: "Greater Than T1" items above do not have standard ISDN Dial Backup services. ERF is required.

MDNS Standby Backup MAC Installation charges for Hawaii, Puerto Rico and Alaska are described below.

	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.1.3 Installation, Standby Backup, MAC, Hawaii, Puerto Rico, Alaska This is an IBM charge, Not a Surcharge to normal MAC.. No additional discounts..	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56K bps	Each	No	N/A	SC01	N
128K bps	Each	No	N/A	SC02	N
256K bps	Each	No	N/A	SC03	N
384K bps	Each	No	N/A	SC04	N

4

512K bps	Each	No	N/A	SC05	N
768K bps	Each	No	N/A	SC06	N
T1	Each	No	N/A	SC07	N

MDNS PVCs within Standby Backup MACs Installation charges are described below. PVC Installation charges are between Standby Leased Line (MAC) connections and another MDNS site or CSN/SNA/Internet Crossover router.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.1.4 Installation, PVC Definitions, Standby Backup, Standard or Crossover per standard or crossover PVC definition for standby backup managed access connection (MDNS BKUP STBY MAC PVC INSTALL)
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
includes CIR definition	Each	No	25.00	3509	N

MDNS Loadsharing Backup MAC monthly connection charges to a single AT&T MDNS provided router for Normal/Standard or Fixed Price or IBM Co-Located Loadsharing Backup MACs are described below

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.2 Managed Access Connection, Loadsharing Backup single site, load sharing backup connection, monthly (MDNS BKUP LDSHARE MAC MTHLY)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Bkup LoadShare/LL 56KB Monthly	Each	No	725.00	3823	N
Bkup LoadShare/LL 128KB Monthly	Each	No	1,400.00	3825	N
Bkup LoadShare/LL 192KB Monthly	Each	No	1,525.00	3826	N
Bkup LoadShare/LL 256KB Monthly	Each	No	1,580.00	3827	N
Bkup LoadShare/LL 384KB Monthly	Each	No	1,710.00	3828	N
Bkup LoadShare/LL 512KB Monthly	Each	No	1,860.00	3829	N
Bkup LoadShare/LL 768KB Monthly	Each	No	2,100.00	3830	N

5

Bkup LoadShare/LL 1024KB Monthly	Each	No	2,255.00	3831	N
Bkup LoadShare/LL T1 Monthly	Each	No	2,400.00	3832	N
		~~AT&T Generally Available Service Schedule of Charges~~			~~Billing Element(s)~~	~~Included In MSA?~~
~~2.5~~	~~1.4.2 Managed Access Connection, Loadsharing Backup, Fixed Site price single site, load sharing backup connection, Fixed Price, monthly (MDNS BKUP LDSHARE FP MAC MTHLY)~~	~~Per~~	~~Eligible Charges~~	~~Charge~~
~~2.5~~	~~Special AT&T Handling required to properly invoice below items.~~
~~2.5~~	~~Bkup LoadShare/LL 56KB Monthly~~	~~Each~~	~~No~~	~~725.00~~	~~4963~~	~~N~~
~~2.5~~	~~Bkup LoadShare/LL 128KB Monthly~~	~~Each~~	~~No~~	~~1,400.00~~	~~4965~~	~~N~~
~~2.5~~	~~Bkup LoadShare/LL 192KB Monthly~~	~~Each~~	~~No~~	~~1,525.00~~	~~4966~~	~~N~~
~~2.5~~	~~Bkup LoadShare/LL 256KB Monthly~~	~~Each~~	~~No~~	~~1,580.00~~	~~4967~~	~~N~~
~~2.5~~	~~Bkup LoadShare/LL 384KB Monthly~~	~~Each~~	~~No~~	~~1,710.00~~	~~4968~~	~~N~~
~~2.5~~	~~Bkup LoadShare/LL 512KB Monthly~~	~~Each~~	~~No~~	~~1,860.00~~	~~4969~~	~~N~~
~~2.5~~	~~Bkup LoadShare/LL 768KB Monthly~~	~~Each~~	~~No~~	~~2,100.00~~	~~4070~~	~~N~~
~~2.5~~	~~Bkup LoadShare/LL 1024KB Monthly~~	~~Each~~	~~No~~	~~2,255.00~~	~~4971~~	~~N~~
~~2.5~~	~~Bkup LoadShare/LL T1 Monthly~~	~~Each~~	~~No~~	~~2,400.00~~	~~4972~~	~~N~~
MSA NOTE: Section is not in the Standard MDNS Fee Schedules
	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.2 Managed Access Connection, Loadsharing Backup, IBM Co-Located single site, Load sharing backup connection, IBM co-located, monthly (MDNS BKUP LDSHARE MAC MTHLY CO-LOCATED in IBM Facility)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Bkup LoadShare/LL 56KB Monthly	Each	No	N/A		N
Bkup LoadShare/LL 128KB Monthly	Each	No	N/A		N
Bkup LoadShare/LL 192KB Monthly	Each	No	N/A		N
Bkup LoadShare/LL 256KB Monthly	Each	No	N/A		N
Bkup LoadShare/LL 384KB Monthly	Each	No	N/A		N
Bkup LoadShare/LL 512KB Monthly	Each	No	N/A		N
BkupLoadShare/LL 768KB Monthly	Each	No	N/A		N
Bkup LoadShare/LL 1024KB Monthly	Each	No	N/A		N

6

Bkup LoadShare/LL T1 Monthly	Each	No	N/A	N
Bkup LoadShare/LL 3.0MB Monthly	Each	No	N/A	N
Bkup LoadShare/LL 4.5MB Monthly	Each	No	N/A	N
Bkup LoadShare/LL 6.0MB Monthly	Each	No	N/A	N

7

MDNS Managed Access Connection (MAC), Loadshing Backup monthly connection SURCHARGEs to a single AT&T provided MDNS router for Hawaii, Puerto Rico and Alaska. This is in addition to the basic/normal MAC monthly charges

	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.2.1 Managed Access Connection, Loadsharing Backup, Hawaii and Puerto Rico Surcharge monthly, Hawaii and Puerto Rico surcharge These are IBM surcharges.. No additional discounts..	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k	Each	No	N/A	11253, 11260	N
128k	Each	No	N/A	11254, 11261	N
256k	Each	No	N/A	11255, 11262	N
384k	Each	No	N/A	11256, 11263	N
512k	Each	No	N/A	11257, 11264	N
768k	Each	No	N/A	11258, 11265	N
1544k	Each	No	N/A	11259, 11266	N
	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.2.1 Managed Access Connection, Loadsharing Backup, Alaska Surcharge monthly, Alaska surcharge This is an IBM surcharge.. No additional discounts..	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k	Each	No	N/A	11246	N
128k	Each	No	N/A	11247	N
256k	Each	No	N/A	11248	N
384k	Each	No	N/A	11249	N
512k	Each	No	N/A	11250	N
768k	Each	No	N/A	11251	N
1544k	Each	No	N/A	11252	N

MDNS PVC within LoadsharingBackup MAC monthly charges are described below. PVC monthly charges are between Loadsharing Backup MAC connections and another MDNS site or CSN/SNA/Internet Crossover router.

AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.2.2 PVC Definitions, Loadsharing Backup, Standard or Crossover
monthly per standard or crossover PVC definition for load sharing backup managed access connection
(MDNS BKUP LDSHARE MAC PVC MONTHLY)
Zone 0—USA ONLY

Per	Eligible Charges	Charge
same charges as defined under 1.3.4 by PVC type (standard)			VARIES	Y

8

MDNS Loadsharing Backup MAC Installation charges for Normal/Standard or IBM Co-Located Loadsharing Backup MACs are described below.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.2.3 Installation, Loadsharing Backup per load sharing backup managed access connection (MDNS BKUP LDSHARE MAC INST)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Bkup LoadShare/LL 56KB Install	Each	No	2,000.00	3809	N
Bkup LoadShare/LL 128KB Install	Each	No	3,000.00	3811	N
Bkup LoadShare/LL 192KB Install	Each	No	3,000.00	3812	N
Bkup LoadShare/LL 256KB Install	Each	No	3,000.00	3813	N
Bkup LoadShare/LL 384KB Install	Each	No	3,000.00	3814	N
Bkup LoadShare/LL 512KB Install	Each	No	3,000.00	3815	N
Bkup LoadShare/LL 768KB Install	Each	No	3,000.00	3816	N
Bkup LoadShare/LL 1024KB Install	Each	No	3,000.00	3817	N
Bkup LoadShare/LL T1 Install	Each	No	3,000.00	3818	N
	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.2.3 Installation, Loadsharing Backup, IBM Co-Located per load sharing backup managed access connection, IBM co-located, OTC (MDNS BKUP LDSHARE MAC INST CO-LOCATED IN IBM FACILITY)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Bkup LoadShare/LL 56KB Install	Each	No	N/A		N
Bkup LoadShare/LL 128KB Install	Each	No	N/A		N
Bkup LoadShare/LL 192KB Install	Each	No	N/A		N
Bkup LoadShare/LL 256KB Install	Each	No	N/A		N
Bkup LoadShare/LL 384KB Install	Each	No	N/A		N
Bkup LoadShare/LL 512KB Install	Each	No	N/A		N
Bkup LoadShare/LL 768KB Install	Each	No	N/A		N
Bkup LoadShare/LL 1024KB Install	Each	No	N/A		N
Bkup LoadShare/LL T1 Install	Each	No	N/A		N
Bkup LoadShare/LL 3.0MB Install	Each	No	N/A		N
Bkup LoadShare/LL 4.5MB Install	Each	No	N/A		N
Bkup LoadShare/LL 6.0MB Install	Each	No	N/A		N
Note: Variable Data provides details for Billing Price

9

MDNS Loadsharing Backup MAC Installation charges for Hawaii, Puerto Rico and Alaska are described below.

	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.2.3 Installation, Loadsharing Backup, MAC, Hawaii, Puerto Rico, Alaska This is an IBM charge, Not a Surcharge to normal MAC.. No additional discounts..	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56K bps	Each	No	N/A	SC01	N
128K bps	Each	No	N/A	SC02	N
256K bps	Each	No	N/A	SC03	N
384K bps	Each	No	N/A	SC04	N
512K bps	Each	No	N/A	SC05	N
768K bps	Each	No	N/A	SC06	N
T1	Each	No	N/A	SC07	N

MDNS PVCs within Loadsharing Backup MAC Installation charges are described below. PVC monthly charges are between Loadsharing Backup MAC connections and another MDNS site or CSN/SNA/Internet Crossover routers.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.2.4 Installation, PVC Definitions, Loadsharing Backup, Standard or Crossover per standard or crossover PVC definition for load sharing backup managed access connection	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
includes CIR definition	Each	No	25.00	2628, 2638, 2639, 2640, 2641	Y
MSA NOTE: The following BEIDs are used for PVC Installation; 2628 Private PVC, 2638 SNA PU2 X/O PVC, 2639 SNA PU4 X/O, 2640 CSN X/O PVC, 2641 Internet Direct PVC
Note: Variable Data provides details for Billing Price

10

1.4.4 FRAME RELAY BASED CONNECTIONS, ENTRY DIAL AROUND THE CLOUD BACKUP (E-DAC)

2.4 Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

MDNS Entry Dial Around the Cloud, ISDN Backup connections. Remote site would be the "Pitcher" and a Hub Site would be the "Catcher". The MDNS Crossover routers are not to be considered "Catcher" routers. Special ISDN solutions can be created but maybe expensive and may have many breakage points. Remember E-DAC has a 7:1 [TEXT MISSING]

MDNS E-DAC, Installation charge, When installed WITH Primary MAC Install

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.4.1 E-DAC, ISDN Backup Connection, w/Primary, Installation per ISDN backup connection, with primary MAC install (MDNS DIAL BKUP ENTRY-DAC INSTALL)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
install with primary managed access connection 56K	Each	No	750.00	7447	N
install with primary managed access connection 128K	Each	No	1,500.00	7449	N
install with primary managed access connection 192K	Each	No	1,500.00	7449	N
install with primary managed access connection 256K	Each	No	1,500.00	7449	N
install with primary managed access connection 384K	Each	No	1,500.00	7449	N
install with primary managed access connection 512K	Each	No	1,500.00	7449	N

11

MDNS E-DAC, Installation charge, When installed AFTER Primary MAC Install

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.4.1 E-DAC, ISDN Backup Connection, after/Primary, Installation per ISDN backup connection, after primary MAC installed (MDNS DIAL BKUP ENTRY-DAC INSTALL)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
install after primary managed access connection 56K	Each	No	1,500.00	8384	N
install after primary managed access connection 128K	Each	No	2,000.00	7453	N
install after primary managed access connection 192K	Each	No	2,000.00	7453	N
install after primary managed access connection 256K	Each	No	2,000.00	7453	N
install after primary managed access connection 384K	Each	No	2,000.00	7453	N
install after primary managed access connection 512K	Each	No	2,000.00	7453	N
Note: Variable Data provides details for Billing Price

MDNS E-DAC, Monthly charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.4.2 E-DAC, ISDN Backup Connection monthly (MDNS DIAL BKUP ENTRY-DAC MONTHLY)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
ISDN dial backup connection, 56k bps	Each	No	250.00	7551	N
ISDN dial backup connection, 128k bps	Each	No	405.00	7553	N
ISDN dial backup connection, 192k bps	Each	No	483.00	7554	N
ISDN dial backup connection, 256k bps	Each	No	560.00	7556	N
ISDN dial backup connection, 384k bps	Each	No	730.00	7557	N
ISDN dial backup connection, 512k bps	Each	No	900.00	7558	N

12

1.4.5 FRAME RELAY BASED CONNECTIONS, DEDICATED DIAL AROUND THE CLOUD BACKUP (D-DAC)

MDNS Dedicated Dial Around the Cloud, ISDN Backup connections. Remote site would be the "Pitcher" and a Hub Site would be the "Catcher". The MDNS Crossover routers are not to be considered "Catcher" routers. Special ISDN solutions can be created but maybe expensive and may have many breakage points. Remember D-DAC has a 1:1 ratio of Remote sites to Hub ports

MDNS D-DAC, Installation charge, When installed WITH Primary MAC Install

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.5.1 D-DAC, ISDN Backup Connection, w/Primary, Installation per ISDN backup connection (MDNS DIAL BKUP DEDICATED-DAC INSTALL)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
with primary connection 56K bps	Each	No	1,000.00	3507	N
with primary connection 128K bps	Each	No	1,500.00	3507	N
with primary connection 192K bps	Each	No	1,500.00	3507	N
with primary connection 256K bps	Each	No	1,500.00	3507	N
with primary connection 384K bps	Each	No	1,500.00	3507	N
with primary connection 512K bps	Each	No	1,500.00	3507	N

MDNS D-DAC, Installation charge, When installed AFTER Primary MAC Install

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.5.1 D-DAC, ISDN Backup Connection, after/Primary, Installation per ISDN backup connection (MDNS DIAL BKUP DEDICATED-DAC INSTALL)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
after primary connection 56K bps	Each	No	1,500.00	7450	N
after primary connection 128K bps	Each	No	2,000.00	7451	N
after primary connection 192K bps	Each	No	2,000.00	7451	N
after primary connection 256K bps	Each	No	2,000.00	7451	N
after primary connection 384K bps	Each	No	2,000.00	7451	N
after primary connection 512K bps	Each	No	2,000.00	7451	N
Note: Variable Data provides details for Billing Price

13

MDNS D-DAC, Monthly charge—Remote Site

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.5.2 D-DAC, ISDN Backup Connection, Remote Site (Pitcher) monthly—one remote site charge and one hub site charge apply per ISDN backup connection (MDNS DIAL BKUP DEDICATED-DAC MONTHLY)
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
ISDN dial backup remote site, 56K bps	Each	No	215.00	7675	N
ISDN dial backup remote site, 128K bps	Each	No	390.00	7677	N
ISDN dial backup remote site, 192K bps	Each	No	490.00	7678	N
ISDN dial backup remote site, 256K bps	Each	No	590.00	7679	N
ISDN dial backup remote site, 384K bps	Each	No	720.00	7680	N
ISDN dial backup remote site, 512K bps	Each	No	850.00	7681	N

MDNS D-DAC, Monthly charge—Hub Site

14

1.4.5.2 D-DAC, ISDN Backup Connection, Hub Site (Catcher) monthly—one remote site charge and one hub site charge apply per ISDN backup connection (MDNS DIAL BKUP DEDICATED-DAC MONTHLY)	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
ISDN dial backup hub site, 56K bps (Surch)	Each	No	130.00	8843	N
ISDN dial backup hub site, 128K bps (Surch)	Each	No	170.00	8849	N
ISDN dial backup hub site, 192K bps (Surch)	Each	No	N/A	N/A	N
ISDN dial backup hub site, 256K bps (Surch)	Each	No	225.00	8847	N
ISDN dial backup hub site, 384K bps (Surch)	Each	No	N/A	N/A	N
ISDN dial backup hub site, 512K bps (Surch)	Each	No	305.00	8846	N

Note: The hub site charges will show up as surcharges

1.4.6 FRAME RELAY BASED CONNECTIONS, STANDARD DIAL BACKUP GATEWAY MDNS Dial Backup Gateway, ISDN Backup connections. Remote site would be the "Pitcher" and a Hub Site would be the "Catcher". The MDNS Crossover routers are not to be considered "Catcher" routers. Special ISDN solutions can be created but maybe expensive and may have many breakage points. It is recommended that 2 Backup PVCs be solutioned from DBG to MDNS Frame Relay network
MDNS DBG, Installation charge, When installed WITH primary MAC Install

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.6.1 DBG, ISDN Connection, Standard, w/Primary, Installation per backup connection (MDNS DIAL BKUP GATEWAY STANDARD INST)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
with primary connection 56k bps	Each	No	1,000.00	7450	N
with primary connection 128k bps	Each	No	1,500.00	7451	N
with primary connection 192k bps	Each	No	1,500.00	7451	N
with primary connection 256k bps	Each	No	1,500.00	7451	N
with primary connection 384k bps	Each	No	1,500.00	7451	N
with primary connection 512k bps	Each	No	1,500.00	7451	N

15

MDNS DBG, Installation charge, When installed AFTER primary MAC Install

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.6.1 DBG, ISDN Connection, Standard, after/Primary, Installation per backup connection (MDNS DIAL BKUP GATEWAY STD INST)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
after primary connection 56k bps	Each	No	1,500.00	7450	N
after primary connection 128k bps	Each	No	2,000.00	7451	N
after primary connection 192k bps	Each	No	2,000.00	7451	N
after primary connection 256k bps	Each	No	2,000.00	7451	N
after primary connection 384k bps	Each	No	2,000.00	7451	N
after primary connection 512k bps	Each	No	2,000.00	7451	N

MDNS DBG, Monthly charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.6.2 DBG, ISDN Connection, Standard (MDNS DIAL BKUP GATEWAY STANDARD MNTHLY)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56K bps	Each	No	175.00	7504	N
128K bps	Each	No	325.00	7506	N
192k bps	Each	No	400.00	7507	N
256K bps	Each	No	475.00	7672	N
384k bps	Each	No	650.00	7673	N
512K bps	Each	No	825.00	7674	N

MDNS DBG, PVC, Installation charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.6.3 DBG, PVC Installation/Activation per dial backup gateway backup PVC definition (MDNS DIAL BKUP GATEWAY STANDARD INSTALL)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
ANY CIR	Each	No	25.00	7487	N

16

MDNS DBG, PVC, Monthly charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.6.4 DBG, PVC Definitions monthly per dial backup gateway backup PVC (MDNS DIAL BKUP GATEWAY STANDARD MNTHLY) Zone 0—USA ONLY
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
4K bps CIR	Each	No	20.00	7488	N
8K bps CIR	Each	No	20.00	7489	N
16K bps CIR	Each	No	20.00	7490	N
24K bps CIR	Each	No	20.00	7491	N
32K bps CIR	Each	No	20.00	7492	N
48K bps CIR	Each	No	20.00	7493	N
56K bps CIR	Each	No	20.00	7494	N
64K bps CIR	Each	No	20.00	7495	N
96K bps CIR	Each	No	20.00	7496	N
128K bps CIR	Each	No	20.00	7497	N
192K bps CIR	Each	No	20.00	7498	N
256K bps CIR	Each	No	20.00	7499	N
384K bps CIR	Each	No	20.00	7500	N
512K bps CIR	Each	No	20.00	7501	N
768K bps CIR	Each	No	20.00	7502	N
1024K bps CIR	Each	No	20.00	7503	N
1544K bps CIR	Each	No	20.00	7504	N

1.4.7 FRAME RELAY BASED CONNECTIONS, PREMIUM DIAL BACKUP

GATEWAY

2.4 Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

17

MDNS Premium or Dedicated Premium, Dial Backup Gateway, ISDN or Leased Line Backup connections. Remote site would be the "Pitcher" and a Hub Site would be the "Catcher". The MDNS Crossover routers are not to be considered "Catcher" routers. Special solutions can be created but maybe expensive and have many breakage points. It is recommended that 2 Backup PVCs be [ILLEGIBLE]

MDNS Premium DBG, Analog or ISDN Backup,
Installation charge, When installed WITH primary MAC Install

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium DBG, Standby Analog or ISDN Backup connection, w/Primary, Installation per standby analog or ISDN backup connection (hub and/or remote site) (MDNS DIAL BKUP GATEWAY PREMIUM INSTALL)
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
with primary connection 56k bps	Each	No	1,000.00	8390	N
with primary connection 128k bps	Each	No	1,500.00	8391	N
with primary connection 192k bps	Each	No	1,500.00	8391	N
with primary connection 256k bps	Each	No	1,500.00	8391	N
with primary connection 384k bps	Each	No	1,500.00	8391	N
with primary connection 512k bps	Each	No	1,500.00	8391	N

MDNS Premium DBG, Analog or ISDN Backup, Installation charge, When installed AFTER primary MAC Install

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium DBG, Standby Analog or ISDN Backup connection, after/Primary, Installation per standby analog or ISDN backup connection (hub and/or remote site) (MDNS DIAL BKUP GATEWAY PREMIUM INSTALL)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
after primary connection 56k bps	Each	No	1,500.00	8390	N
after primary connection 128k bps	Each	No	2,000.00	8391	N
after primary connection 192k bps	Each	No	2,000.00	8391	N
after primary connection 256k bps	Each	No	2,000.00	8391	N
after primary connection 384k bps	Each	No	2,000.00	8391	N
after primary connection 512k bps	Each	No	2,000.00	8391	N

18

MDNS Dedicated Premium DBG, Analog or ISDN Backup, Installation charge, When installed WITH primary MAC Install

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Dedicated Premium DBG, Standby Analog or ISDN Backup connection, w/Primary, Installation per standby analog or ISDN backup connection (hub and/or remote site) (MDNS DIAL BKUP GATEWAY DED PREM INST)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
with primary connection 56k bps	Each	No	1,000.00	8394	N
with primary connection 128k bps	Each	No	1,500.00	8395	N
with primary connection 192k bps	Each	No	1,500.00	8395	N
with primary connection 256k bps	Each	No	1,500.00	8395	N
with primary connection 384k bps	Each	No	1,500.00	8395	N
with primary connection 512k bps	Each	No	1,500.00	8395	N

MDNS Dedicated Premium DBG, Analog or ISDN Backup, Installation charge, When installed AFTER primary MAC Install

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Dedicated Premium DBG, Standby Analog or ISDN Backup connection, after/Primary, Installation per standby analog or ISDN backup connection (hub and/or remote site) (MDNS DIAL BKUP GW DED PREM INST)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
after primary connection 56k bps	Each	No	1,500.00	8394	N
after primary connection 128k bps	Each	No	2,000.00	8395	N
after primary connection 192k bps	Each	No	2,000.00	8395	N
after primary connection 256k bps	Each	No	2,000.00	8395	N
after primary connection 384k bps	Each	No	2,000.00	8395	N
after primary connection 512k bps	Each	No	2,000.00	8395	N

MDNS Premium or Dedicated Premium DBG, Standby Leased Line Backup, Installation charge, When installed WITH primary MAC Install

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium or Dedicated Premium DBG, Standby Leased Line Backup, Hub, w/Primary, Installation
per standby leased line backup connection, customer designated hub site
(MDNS DIAL BKUP GATEWAY PREM INSTALL)
(MDNS DIAL BKUP GW DED PREM INST)

	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
with primary connection 56k bps	Each	No	2,000.00	7710	N
with primary connection 128k bps	Each	No	3,000.00	7483	N
with primary connection 192k bps	Each	No	3,000.00	7484	N
with primary connection 256k bps	Each	No	3,000.00	7485	N
with primary connection 384k bps	Each	No	3,000.00	7489	N
with primary connection 512k bps	Each	No	3,000.00	7490	N
with primary connection 768k bps	Each	No	3,000.00	7491	N
with primary connection 1024k bps	Each	No	3,000.00	7492	N
with primary connection T1 bps	Each	No	3,000.00	7493	N

19

MDNS Premium or Dedicated Premium DBG, Standby Leased Line Backup, Installation charge, When installed AFTER primary MAC Install

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium or Dedicated Premium DBG, Standby Leased Line Backup, Hub, after/Primary, Installation per standby leased line backup connection, customer designated hub site
(MDNS DIAL BKUP GATEWAY PREM INSTALL)
(MDNS DIAL BKUP GW DED PREM INST)

	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
after primary connection 56k bps	Each	No	2,000.00	7496	N
after primary connection 128k bps	Each	No	3,000.00	7498	N
after primary connection 192k bps	Each	No	3,000.00	7499	N
after primary connection 256k bps	Each	No	3,000.00	7500	N
after primary connection 384k bps	Each	No	3,000.00	7501	N
after primary connection 512k bps	Each	No	3,000.00	7502	N
after primary connection 768k bps	Each	No	3,000.00	7503	N
after primary connection 1024k bps	Each	No	3,000.00	7530	N
after primary connection T1 bps	Each	No	3,000.00	7531	N

MDNS Premium or Dedicated Premium DBG, Co-Located L2F Router, Installation charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium or Dedicated Premium DBG Router, Co-Located L2F Router, Installation Per dial backup gateway dedicated L2F Tunneling Protocol Router	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Remote site cumulative bandwidth up to T1	Each	No	750.00	N
Remote site cumulative bandwidth greater than T1	Each	No	1,000.00	N
Not in MDNS Standard Fee Schedule

20

MDNS Premium DBG, Standby Analog or ISDN Backup, 7:1 Ratio, Remote Site, Monthy charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium DBG, Standby Analog or ISDN Backup connection, Remote site (Pitcher) Remote site—analog or ISDN connection, monthly (MDNS DIAL BKUP GW PREM MTHLY) 7:1 Ratio Remote to Hub/Host Site
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k bps	Each	No	205.00	7508	N
128k bps	Each	No	365.00	7509	N
256k bps	Each	No	520.00	7510	N
512k bps	Each	No	885.00	7511	N
192k bps (Custom)	Each	No	443.00	7572	N
384k bps (Custom)	Each	No	703.00	7573	N

MDNS Dedicated Premium DBG, Standby Analog or ISDN Backup, 1:1 Ratio, Remote Site, Monthy charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium DBG, Standby Analog or ISDN
Backup connection, 1:1 Ratio, Remote site (Pitcher)
Remote site—analog or ISDN connection, monthly
(MDNS DIAL BKUP GW DED PREM MTHLY)
1:1 Ratio Remote to Hub/Host Site

	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k bps	Each	No	290.00	7512	N
128k bps	Each	No	505.00	7513	N
256k bps	Each	No	755.00	7514	N
512k bps	Each	No	1,100.00	7515	N
192k bps (Custom)	Each	No	630.00	7579	N
384k bps (Custom)	Each	No	928.00	7596	N

MDNS Premium or Dedicated Premium DBG, Standby Analog or ISDN Backup, Hub Site, Monthy charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium or Dedicated DBG, Standby Analog or ISDN Backup connection, Hub site (Catcher) Customer designated hub site—analog or ISDN connection, monthly (MDNS DIAL BKUP GW PREM or DED PREM MTHLY)
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k bps	Each	No	290.00	7512	N
128k bps	Each	No	505.00	7513	N
256k bps	Each	No	755.00	7514	N
512k bps	Each	No	1,100.00	7515	N
192k bps (Custom)	Each	No	630.00	7579	N
384k bps (Custom)	Each	No	928.00	7596	N

21

MDNS Premium or Dedicated Premium DBG, Standby Leased Line Backup, Hub Site, Monthy charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium or Dedicated DBG, Standby Leased Line Backup connection, Hub site (Catcher) Customer designated hub site—standby leased line connection, monthly	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k bps	Each	No	625.00	7463	N
128k bps	Each	No	1,320.00	7464	N
192k bps	Each	No	1,443.00	7518	N
256k bps	Each	No	1,447.00	7465	N
384k bps	Each	No	1,602.00	7519	N
512k bps	Each	No	1,725.00	7466	N
768k bps	Each	No	1,927.00	7467	N
1024k bps	Each	No	2,072.00	7468	N
T1 bps	Each	No	2,217.00	7469	N

MDNS Premium or Dedicated Premium DBG, Standby ISDN Backup, Hub Site, Small Router, Monthy charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium or Dedicated DBG, Standby ISDN Backup connection, Hub site (Catcher), Small Router Per Customer designated hub site—standby ISDN connection, monthly	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k bps	Each	No	350.00	7560	N
128k bps	Each	No	500.00	7580	N
192k bps	Each	No	500.00	7568	N
256k bps	Each	No	500.00	7590	N
384k bps	Each	No	500.00	7569	N
512k bps	Each	No	500.00	7555	N
768k bps	Each	No	500.00	7585	N
1024k bps	Each	No	500.00	7550	N
T1 bps	Each	No	500.00	7565	N

22

MDNS Premium or Dedicated Premium DBG, Standby ISDN Backup, Hub Site, Medium Router, Monthy charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium or Dedicated DBG, Standby ISDN Backup connection, Hub site (Catcher), Medium Router Per Customer designated hub site—standby ISDN connection, monthly	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k bps	Each	No	675.00	7560	N
128k bps	Each	No	875.00	7580	N
192k bps	Each	No	875.00	7568	N
256k bps	Each	No	875.00	7590	N
384k bps	Each	No	875.00	7569	N
512k bps	Each	No	875.00	7555	N
768k bps	Each	No	875.00	7585	N
1024k bps	Each	No	875.00	7550	N
T1 bps	Each	No	875.00	7565	N

MDNS Premium or Dedicated Premium DBG, Standby ISDN Backup, Hub Site, Large Router, Monthy charge

	AT&T Generally Available Service Schedule of Charges			Element(s) Billing	Included In MSA?
Premium or Dedicated DBG, Standby ISDN Backup connection, Hub site (Catcher), Large Router Per Customer designated hub site—standby ISDN connection, monthly	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56k bps	Each	No	1,125.00	7560	N
128k bps	Each	No	1,275.00	7580	N
192k bps	Each	No	1,275.00	7568	N
256k bps	Each	No	1,275.00	7590	N
384k bps	Each	No	1,275.00	7569	N
512k bps	Each	No	1,275.00	7555	N
768k bps	Each	No	1,275.00	7585	N
1024k bps	Each	No	1,275.00	7550	N
T1 bps	Each	No	1,275.00	7565	N

23

MDNS Premium or Dedicated Premium DBG, Standby ISDN Backup, Hub Site, Very Large Router, Monthy charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium or Dedicated DBG, Standby ISDN Backup connection, Hub site (Catcher), Very Large Router Per Customer designated hub site—standby ISDN connection, monthly	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56/64k bps	Each	No	1,525.00	7560	N
128k bps	Each	No	1,675.00	7580	N
192k bps	Each	No	1,675.00	7568	N
256k bps	Each	No	1,675.00	7590	N
384k bps	Each	No	1,675.00	7569	N
512k bps	Each	No	1,675.00	7555	N
768k bps	Each	No	1,675.00	7585	N
1024k bps	Each	No	1,675.00	7550	N
T1 bps	Each	No	1,675.00	7565	N

MDNS Premium or Dedicated Premium DBG, Standby ISDN Backup, Hub Site, Extra Large Router, Monthy charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium or Dedicated DBG, Standby ISDN Backup connection, Hub site (Catcher), Extra Large Router Per Customer designated hub site—standby ISDN connection, monthly	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56/64k bps	Each	No	2,125.00	7560	N
128k bps	Each	No	2,275.00	7580	N
192k bps	Each	No	2,275.00	7568	N
256k bps	Each	No	2,275.00	7590	N
384k bps	Each	No	2,275.00	7569	N
512k bps	Each	No	2,275.00	7555	N
768k bps	Each	No	2,275.00	7585	N
1024k bps	Each	No	2,275.00	7550	N
T1 bps	Each	No	2,275.00	7565	N

MDNS Premium or Dedicated Premium DBG, PVC Backup, Installation charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium or Dedicated DBG, PVC Backup, Installation per dial backup gateway backup PVC definition	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
ANY CIR	Each	No	25.00	7487	N

24

MDNS Premium or Dedicated Premium DBG, PVC Backup, Monthly charge

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Premium or Dedicated DBG, PVC Backup per dial backup gateway backup PVC Zone 0—USA ONLY	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
4K bps CIR	Each	No	20.00	7488	N
8K bps CIR	Each	No	20.00	7488	N
16K bps CIR	Each	No	20.00	7488	N
24K bps CIR	Each	No	20.00	7488	N
32K bps CIR	Each	No	20.00	7488	N
48K bps CIR	Each	No	20.00	7488	N
56K bps CIR	Each	No	20.00	7488	N
64K bps CIR	Each	No	20.00	7488	N
96K bps CIR	Each	No	20.00	7488	N
128K bps CIR	Each	No	20.00	7488	N
192K bps CIR	Each	No	20.00	7488	N
256K bps CIR	Each	No	20.00	7488	N
384K bps CIR	Each	No	20.00	7488	N
512K bps CIR	Each	No	20.00	7488	N
768K bps CIR	Each	No	20.00	7488	N
1024K bps CIR	Each	No	20.00	7488	N
1544K bps CIR	Each	No	20.00	7488	N

25

1.4.8 REDUNDANT ROUTER SUPPORT

2.4 Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing/citing the BEID file, version 2.x (or where ever you got the information) to kick off the AT&T special handling process.

MDNS Redundant Router Support provides Backup Routers (Hot, Warm and Cold) for customer site. These routers, in most cases must match the Primary router. Be sure to add monthly base charges for routers from Appendix "B".

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Redundent Router Support, Installation Per standby router (Hot, Warm. Cold)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
with primary MAC installation	Each	No	750.00		N
after primary MAC installation	Each	No	1,000.00		N
Not in MDNS Standard Fee Schedule
	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Hot Standby Router monthly Don't forget Base Router charges in Appendix "B"	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Very Small (TBD)	Each	No	N/A	7575	N
Small (Includes 16xx, 17xx, 25xx, etc routers—Small1/Small2)	Each	No	20.00	7575	N
Medium (Includes 26xx, 3620. etc Routers)	Each	No	50.00	7575	N
Large (Includes 3640, etc Routers—Large/some XLarge)	Each	No	50.00	7575	N
Very Large (Includes 4700, etc Routers—Some XLarge/XLarge 1)	Each	No	50.00	7575	N
Extra Large (Includes 72xx, etc, Routers—XLarge 2)	Each	No	50.00	7575	N
NOTE: THE ABOVE CHARGES WILL BE ADDED TO THE ROUTER BASE CHARGES AND BILLED USING BEID 7575.

26

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Warm Standby Router monthly	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Very Small (TBD)	Each	No	N/A	7595	N
Small (Includes 16xx, 17xx, 25xx, etc routers—Small1/Small2)	Each	No	65.00	7595	N
Medium (Includes 26xx, 3620. etc Routers)	Each	No	100.00	7595	N
Large (Includes 3640, etc Routers — Large/some XLarge)	Each	No	100.00	7595	N
Very Large (Includes 4700, etc Routers — Some XLarge/ XLarge 1)	Each	No	100.00	7595	N
Extra Large (Includes 72xx, etc, Routers — XLarge 2)	Each	No	100.00	7595	N

NOTE: THE ABOVE CHARGES WILL BE ADDED TO THE ROUTER BASE CHARGES AND BILLED USING BEID 7595.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Cold Standby Router monthly	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Very Small (TBD)	Each	No	N/A	7570	N
Small (Includes 16xx, 17xx, 25xx, etc routers—Small1/Small2)	Each	No	85.00	7570	N
Medium (Includes 26xx, 3620. etc Routers)	Each	No	150.00	7570	N
Large (Includes 3640, etc Routers — Large/some XLarge)	Each	No	150.00	7570	N
Very Large (Includes 4700, etc Routers — Some XLarge/ XLarge 1)	Each	No	150.00	7570	N
Extra Large (Includes 72xx, etc, Routers — XLarge 2)	Each	No	150.00	7570	N

NOTE: THE ABOVE CHARGES WILL BE ADDED TO THE ROUTER BASE CHARGES AND BILLED USING BEID 7570.

Router Base charges for Redundant Support are located in Appendix "B". The base charges must be added to the above monthly charges for accuarte billing.

1.4.9 BACKUP AND ALTERNATE DESTINATION PVCS

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing/citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

27

Alternate HUB Backup or Alternate HUB Destination PVC. These are PVCs that go to Alternate HUBs, in the same facility or to another facility/location.

Special Note: The below PVCs are for Dual HUB routers each with a MAC attached, with one PVC defined, a primary PVC and a secondary PVC to the same end point router.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.9.1 Alternate Hub, Backup PVC, Installation/Activation per alternate hub destination backup PVC definition	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
includes CIR definition	Each	No	25.00	7479	N
	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.4.9.2 Alternate Hub, Backup PVC monthly, per alternate Hub destination backup PVC Zone 0—USA ONLY	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
4K bps CIR	Each	No	20.00	7470	N
8K bps CIR	Each	No	20.00	7470	N
16K bps CIR	Each	No	20.00	7470	N
24K bps CIR	Each	No	29.00	7470	N
32K bps CIR	Each	No	33.00	7470	N
48K bps CIR	Each	No	52.00	7470	N
56K bps CIR	Each	No	56.00	7470	N
64K bps CIR	Each	No	58.00	7470	N
96K bps CIR	Each	No	108.00	7470	N
128K bps CIR	Each	No	133.00	7470	N
192K bps CIR	Each	No	199.00	7470	N
256K bps CIR	Each	No	265.00	7470	N
384K bps CIR	Each	No	398.00	7470	N
512K bps CIR	Each	No	576.00	7470	N
768K bps CIR	Each	No	933.00	7470	N
1024K bps CIR	Each	No	1,198.00	7470	N
T1 CIR	Each	No	1,737.00	7470	N

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28

1.6    LEASED LINE NETWORK SERVICES (LLNS) GLOBAL CUSTOMERS ONLY

1.6.1

LLNS connections, monthly

1.6.2

LLNS Installation

1.6.3

LLNS conversions

1.6.4

SNI network and resource registration

1.6.5

Interexchange and local exchange carriers

1.6.6

LLNS Hawaii and Puerto Rico surcharge

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1

1.7 SERVICE LEVEL AGREEMENT

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.7.3 Gold Plan Minimum Monthly charge router and frame base connections	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
qualified site	Each	No	150.00	3976	N
5% of Total Site Charge	Each	No	Variable	3975	N
	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
Gold Plan Credits and Bonus Payments router and frame base connections	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Penalty Credit—Month 1	Each	No	Variable	3978	N
Penalty Credit—Month 2	Each	No	Variable	3979	N
Penalty Credit—Month 3	Each	No	Variable	3980	N
Penalty Credit—Month 4	Each	No	Variable	3981	N
Penalty Credit—Month 5	Each	No	Variable	3982	N
Bonus Payment	Each	No	Variable	3977	N

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1

1.8 Firewall Feature

1.8.3 FIREWALL FEATURE RELEASE 1.0 (withdrawn from marketing)

1.8.3.1 Firewall Installation and setup Iwithdrawn from marketing)

1.8.3.2 Firewall Access Pack, Monthly (withdrawn from marketing)

1.8.3.3 Firewall Optional Reports (withdrawn from marketing)

1.8.4 FIREWALL FEATURE RELEASE 1.1

MDNS Firewall Feature. This is the secure Firewall between the MDNS CSN Secure Network and the un-secure Internet.

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing/citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included in MSA?
1.8.4.1 Firewall Installation/Setup per firewall	Per	Eligible Charges	Charge
firewall setup	Each	No	500.00	3987	Y

1

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.8.4.2 Firewall Access Pack Monthly per firewall	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items with a "N" in the column referenced "Included in MSA?".
64 K bps peak data transfer allocation (Pack0)	Month	No	225.00	5828	N
128 K bps peak data transfer allocation (Pack1)	Month	No	450.00	3988	Y
256 K bps peak data transfer allocation (Pack2)	Month	No	648.00	3989	Y
384 K bps peak data transfer allocation (Pack3)	Month	No	843.00	3990	Y
512 K bps peak data transfer allocation (Pack4)	Month	No	1,035.00	3991	Y
768 K bps peak data transfer allocation (Pack5)	Month	No	1,402.00	3992	Y
1,024 K bps peak data transfer allocation (Pack6)	Month	No	1,752.00	3993	Y
1,280 K bps peak data transfer allocation (Pack7)	Month	No	2,084.00	3994	Y
1,536 K bps peak data transfer allocation (Pack8)	Month	No	2,400.00	3995	Y
2,048 K bps peak data transfer allocation (Pack9)	Month	No	3,001.00	3996	Y
2,560 K bps peak data transfer allocation (Pack10)	Month	No	3,569.00	3997	Y
3,072 K bps peak data transfer allocation (Pack11)	Month	No	4,110.00	3998	N
3,584 K bps peak data transfer allocation (Pack12)	Month	No	4,632.00	3999	N
4,096 K bps peak data transfer allocation (Pack13)	Month	No	5,138.00	4000	N
4,608 K bps peak data transfer allocation (Pack14)	Month	No	5,630.00	4001	N
5,120 K bps peak data transfer allocation (Pack15)	Month	No	6,110.00	4002	N
6,400 K bps peak data transfer allocation (Pack16)	Month	No	7,265.00	4003	N
7,680 K bps peak data transfer allocation (Pack17)	Month	No	8,390.00	4004	N
8,960 K bps peak data transfer allocation (Pack18)	Month	No	9,515.00	4005	N
10,240 K bps peak data transfer allocation (Pack19)	Month	No	10,640.00	4006	N
11,520 K bps peak data transfer allocation (Pack20)	Month	No	11,765.00	4007	N
12,800 K bps peak data transfer allocation (Pack21)	Month	No	12,890.00	4008	N
14,080 K bps peak data transfer allocation (Pack22)	Month	No	14,015.00	4009	N
15,360 K bps peak data transfer allocation (Pack23)	Month	No	15,140.00	4010	N
each additional 2,560 K bps of peak data transfer allocation	Month	No	2,250.00	4011	N

2

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.8.4.3 Firewall Optional Reports per firewall	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items with a "N" in the column referenced "Included in MSA?".
64 K bps peak data transfer allocation (Pack0)	Month	No	25.00	5827	N
128 K bps peak data transfer allocation (Pack1)	Month	No	50.00	4012	Y
256 K bps peak data transfer allocation (Pack2)	Month	No	70.00	4013	Y
384 K bps peak data transfer allocation (Pack3)	Month	No	89.00	4014	Y
512 K bps peak data transfer allocation (Pack4)	Month	No	106.00	4015	Y
768 K bps peak data transfer allocation (Pack5)	Month	No	140.00	4016	N
1,024 K bps peak data transfer allocation (Pack6)	Month	No	170.00	4017	Y
1,280 K bps peak data transfer allocation (Pack7)	Month	No	197.00	4018	Y
1,536 K bps peak data transfer allocation (Pack8)	Month	No	220.00	4019	Y
2,048 K bps peak data transfer allocation (Pack9)	Month	No	267.00	4020	Y
2,560 K bps peak data transfer allocation (Pack10)	Month	No	307.00	4021	Y
3,072 K bps peak data transfer allocation (Pack11)	Month	No	343.00	4022	N
3,584 K bps peak data transfer allocation (Pack12)	Month	No	373.00	4023	N
4,096 K bps peak data transfer allocation (Pack13)	Month	No	400.00	4024	N
4,608 K bps peak data transfer allocation (Pack14)	Month	No	422.00	4025	N
5,120 K bps peak data transfer allocation (Pack15)	Month	No	441.00	4026	N
6,400 K bps peak data transfer allocation (Pack16)	Month	No	505.00	4027	N
7,680 K bps peak data transfer allocation (Pack17)	Month	No	559.00	4028	N
8,960 K bps peak data transfer allocation (Pack18)	Month	No	608.00	4029	N
10,240 K bps peak data transfer allocation (Pack19)	Month	No	650.00	4030	N
11,520 K bps peak data transfer allocation (Pack20)	Month	No	686.00	4031	N
12,800 K bps peak data transfer allocation (Pack21)	Month	No	716.00	4032	N
14,080 K bps peak data transfer allocation (Pack22)	Month	No	740.00	4033	N
15,360 K bps peak data transfer allocation (Pack23)	Month	No	757.00	4034	N
each additional 2,560 K bps of peak data transfer allocation	Month	No	113.00	4035	N

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3

1.9 REMOTE ACCESS

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

SNA remote access, SNA Peer Communications/LU6.2, Secondary node access pricing.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.1 SNA Remote Access	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items with a "N' in the column referenced "Included in MSA?'.
SNA remote access, prime time	Hour	No	6.50	732	Y
"800" number access surcharge, prime time	Hour	No	6.00	38	Y
Legacy gateway access surcharge, prime time	Hour	No	6.00	3970, 4201	Y, N
SNA remote access, nonprime time	Hour	No	4.45	733	Y
"800" number access surcharge,nonprime time	Hour	No	6.00	39	Y
Legacy gateway access surcharge, nonprime time	Hour	No	6.00	3971, 4202	Y, N
Peer communications/LU6.2, prime time	Hour	No	6.50	803	Y
"800" number access surcharge,prime time	Hour	No	6.00	805	Y
Peer communications/LU6.2, nonprime time	Hour	No	4.45	804	Y
"800" number access surcharge,nonprime time	Hour	No	6.00	806	Y
secondary node access surcharge, prime time	Hour	No	13.75	734	Y
secondary node access surcharge, nonprime time	Hour	No	13.75	735	Y

1

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing/citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

2

TCP/IP communications, SNA LU Gateway/TN3270, SNA LU Gateway/IP remote access, Protocol Encap, VCOM pricing.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.2 IP Remote Access	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items with a "N" in the column referenced "Included in MSA?".
TCP/IP communications, prime time	Hour	No	3.50	1873	Y
"800" number access surcharge, prime time	Hour	No	6.00	1879	Y
SNA LU Gateway/IP remote access, prime time	Hour	No	3.00	2769	Y
SNA LU Gateway/TN3270, prime time	Hour	No	3.00	2771	Y
TCP/IP communications, nonprime time	Hour	No	3.50	1874	Y
"800" number access surcharge,nonprime time	Hour	No	6.00	1880	Y
SNA LU Gateway/IP remote access, nonprime time	Hour	No	0.95	2770	Y
SNA LU Gateway/TN3270, nonprime time	Hour	No	0.95	2772	Y
Protocol encapsulation, prime time	Hour	No	3.50	1873	Y
"800" number access surcharge,prime time	Hour	No	6.00	1879	Y
SNA LU Gateway/IP remote access, prime time	Hour	No	3.00	2769	Y
SNA LU Gateway/TN3270, prime time	Hour	No	3.00	2771	Y
Protocol encapsulation, nonprime time	Hour	No	3.50	1874	Y
"800" number access surcharge,nonprime time	Hour	No	6.00	1880	Y
SNA LU Gateway/IP remote access, nonprime time	Hour	No	0.95	2770	Y
SNA LU Gateway/TN3270, nonprime time	Hour	No	0.95	2772	Y
Protocol encapsulation, VCOM, prime time	Hour	No	3.50	2937	N
"800" number access surcharge,prime time	Hour	No	6.00	2939	N
SNA LU Gateway/IP remote access, prime time	Hour	No	3.00	2769	Y
SNA LU Gateway/TN3270, prime time	Hour	No	3.00	2771	Y
Protocol encapsulation, nonprime time	Hour	No	3.50	2938	N
"800" number access surcharge,nonprime time	Hour	No	6.00	2940	N
SNA LU Gateway/IP remote access, nonprime time	Hour	No	0.95	2770	Y
SNA LU Gateway/TN3270, nonprime time	Hour	No	0.95	2772	Y

3

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

Fixed IP Protocol Encap, SNA LU Gateway/IP Remote Access, SNA LU Gateway/TN3270, Multi-User Fixed IP Encap, Multi-User Fixed IP Encap Enhanced pricing.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.2 IP Remote Access (continued)	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items with a "N" in the column referenced "Included in MSA?".
Fixed IP protocol encapsulation, prime time	Hour	No	3.50	1873	Y
"800" number access surcharge, prime time	Hour	No	6.00	1879	Y
SNA LU Gateway/IP remote access, prime time	Hour	No	3.00	2769	Y
SNA LU Gateway/TN3270, prime time	Hour	No	3.00	2771	Y
Fixed IP protocol encapsulation, nonprime time	Hour	No	3.50	1874	Y
"800" number access surcharge,nonprime time	Hour	No	6.00	1880	Y
SNA LU Gateway/IP remote access, nonprime time	Hour	No	0.95	2770	Y
SNA LU Gateway/TN3270, nonprime time	Hour	No	0.95	2772	Y
Multi-user fixed IP encapsulation, prime time	Hour	No	4.25	2951	N
"800" number access surcharge,prime time	Hour	No	6.00	2955	N
SNA LU Gateway/IP remote access, prime time	Hour	No	3.00	2769	Y
SNA LU Gateway/TN3270, prime time	Hour	No	3.00	2771	Y
Multi-user fixed IP encapsulation, nonprime time	Hour	No	4.25	2952	N
"800" number access surcharge,nonprime time	Hour	No	6.00	2956	N
SNA LU Gateway/IP remote access, nonprime time	Hour	No	0.95	2770	Y
SNA LU Gateway/TN3270, nonprime time	Hour	No	0.95	2772	Y
Fixed IP Protocol encapsulation enhanced, prime time	Hour	No	3.50	1873	Y
"800" number access surcharge,prime time	Hour	No	6.00	1879	Y
SNA LU Gateway/IP remote access, prime time	Hour	No	3.00	2769	Y
SNA LU Gateway/TN3270, prime time	Hour	No	3.00	2771	Y
Fixed IP Protocol encapsulation enhanced, nonprime time	Hour	No	3.50	1874	Y
"800" number access surcharge,nonprime time	Hour	No	6.00	1880	Y
SNA LU Gateway/IP remote access, nonprime time	Hour	No	0.95	2770	Y

4

SNA LU Gateway/TN3270, nonprime time	Hour	No	0.95	2772	Y
Multi-user Fixed IP Protocol encapsulation enhanced, prime time	Hour	No	4.25	2951	N
"800" number access surcharge,prime time	Hour	No	6.00	2955	N
SNA LU Gateway/IP remote access, prime time	Hour	No	3.00	2769	Y
SNA LU Gateway/TN3270, prime time	Hour	No	3.00	2771	Y
Multi-user Fixed IP Protocol encapsulation enhanced, nonprime time	Hour	No	4.25	2952	N
"800" number access surcharge,nonprime time	Hour	No	6.00	2956	N
SNA LU Gateway/IP remote access, nonprime time	Hour	No	0.95	2770	Y
SNA LU Gateway/TN3270, nonprime time	Hour	No	0.95	2772	Y
ISDN, prime time	Hour	No	3.50	2493	Y
"800" number access surcharge, prime time	Hour	No	6.00	2495	Y
SNA LU Gateway/IP remote access, prime time	Hour	No	3.00	2769	Y
SNA LU Gateway/TN3270, prime time	Hour	No	3.00	2771	Y
ISDN, nonprime time	Hour	No	3.50	2493	Y
"800" number access surcharge,nonprime time	Hour	No	6.00	2495	N
SNA LU Gateway/IP remote access, nonprime time	Hour	No	0.95	2770	Y
SNA LU Gateway/TN3270, nonprime time	Hour	No	0.95	2772	Y

5

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

DSL feature pricing.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.2 IP Remote Access (continued) DSL feature, installation, per line connection carrier—Covad Communications Company	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
install without Ethernet NIC	Each	No	455.00	6789	N
install with Ethernet NIC	Each	No	555.00	6788	N
install with PCMCIA Ethernet	Each	No	555.00	6790	N
	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.2 IP Remote Access (continued) DSL feature, installation, per line connection carrier—PAC Bell Telephone Company with drawn from marketing
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
install without Ethernet NIC	Each	No	208.00	5651	N
install with Ethernet NIC	Each	No	208.00	5650	N
install with PCMCIA Ethernet	Each	No	208.00	5691	N
	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.2 IP Remote Access (continued) DSL feature, monthly, per line connection carrier—Covad Communications Company	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
ISDL incoming 144kbps/outgoing 144kbps*	Each	No	159.95	6780	N
ADSL incoming 608kbps/outgoing 128kbps*	Each	No	139.95	6781	N
ADSL incoming 1.5Mbps/outgoing 384kbps*	Each	No	159.95	6782	N

*
minimum DSL feature charge per connection equal to the monthly connection charge times twelve

6

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.2 IP Remote Access (continued) DSL feature, monthly, per line connection carrier—Covad Communications Company withdrawn from marketing
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
ADSL incoming 384kbps/outgoing 128kbps*	Each	No	139.95	6781	N
ADSL incoming 768kbps/outgoing 384kbps*	Each	No	159.95	6782	N
ADSL incoming 1.1Mbps/outgoing 384kbps*	Each	No	209.95	6783	N

*
minimum DSL feature charge per connection equal to the monthly connection charge times twelve

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.2 IP Remote Access (continued) DSL feature, monthly, per line connection carrier—Pacific Bell Telephone Company withdrawn from marketing
	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
ADSL incoming 384kbps/outgoing 128kbps*	Each	No	139.95	5644, 5647	N
ADSL incoming 768kbps/outgoing 384kbps*	Each	No	159.95	5645	N
ADSL incoming 384kbps/outgoing 384kbps*	Each	No	N/A	5648	N
ADSL incoming 1.5Mbps/outgoing 384kbps*	Each	No	249.95	5646	N

*
minimum DSL feature charge per connection equal to the monthly connection charge times twelve

7

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

Optional "800" number installation assistance pricing.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.2 IP Remote Access (continued) monthly	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
Internet VPN gateway access	User	No	75.00	6794	N
Optional "800" number installation assistance request—AT&T Global Network Dialer for Internet gateway access	Each	No	200.00	8226	N
2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

MDNS Managed Tunneling, PPTP/IPSec tunneling, Linux, Remote Access Dial pricing.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.2 IP Remote Access (continued) managed tunneling IPSec Linux Solution	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
PPTP or IPSec tunneling to backbone attached connectivity server, prime time	Hour	No	3.50	6966, 6970	N
PPTP or IPSec tunneling to backbone attached connectivity server, nonprime ttime	Hour	No	3.50	6972, 6976	N
PPTP or IPSec tunneling to backbone attached connectivity server, prime-nonprime time	Hour	No	3.50	6978, 6982	N
"800" number access surcharge, prime time	Hour	No	6.00	6990, 6994	N
"800" number access surcharge, nonprime time	Hour	No	6.00	7045, 7049	N
"800" number access surcharge,ISDN, prime-nonprime time	Hour	No	6.00	6984, 6988	N
PPTP or IPSec tunneling to internet attached connectivity server, prime time	Hour	No	2.50	6965, 6969	N
PPTP or IPSec tunneling to internet attached connectivity server, nonprime time	Hour	No	2.50	6971, 6975	N

8

PPTP or IPSec tunneling to internet attached connectivity server, prime-nonprime time	Hour	No	2.50	6977, 6981	N
"800" number access surcharge, prime time	Hour	No	6.00	6989, 6993	N
"800" number access surcharge, nonprime time	Hour	No	6.00	7044, 7048	N
"800" number access surcharge,ISDN, prime-nonprime time	Hour	No	6.00	6983, 6987	N
PPTP or IPSec tunneling (single protocol) to internet attached connectivity server, roaming surcharge, prime-nonprime time	Hour	No	4.80	6995, 6997	N
PPTP or IPSec tunneling (multi protocol) to internet attached connectivity server, roaming surcharge, prime-nonprime time	Hour	No	4.80	6996	N
PPTP tunneling (multiple protocols) to backbone attached connectivity server, prime time	Hour	No	4.25	6996	N
PPTP tunneling (multiple protocols) to backbone attached connectivity server, nonprime time	Hour	No	4.25	6974	N
PPTP tunneling (multiple protocols) to backbone attached connectivity server, prime-nonprime time, ISDN connection	Hour	No	4.25	6980	N
"800" number access surcharge, prime time	Hour	No	6.00	6992	N
"800" number access surcharge, nonprime time	Hour	No	6.00	7047	N
"800" number access surcharge,ISDN, prime-nonprime time	Hour	No	6.00	6986	N
PPTP tunneling (multiple protocols) to internet attached connectivity server, prime time	Hour	No	2.75	6967	N
PPTP tunneling (multiple protocols) to internet attached connectivity server, nonprime time	Hour	No	2.75	6967	N
PPTP tunneling (multiple protocols) to internet attached connectivity server, prime-nonprime time, ISDN connection	Hour	No	2.75	6985	N
"800" number access surcharge, prime time	Hour	No	6.00	6991	N

9

"800" number access surcharge, nonprime time	Hour	No	6.00	6991	N
"800" number access surcharge,ISDN, prime-nonprime time	Hour	No	6.00	6985	N
PPTP tunneling (multiple protocols) to internet attached connectivity server, roaming surcharge, prime-nonprime time	Hour	No	4.80	6995, 6996, 6997	N
2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

10

MDNS Multiprotocol LAN communications, Remote Access pricing.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.3 Multiprotocol Remote Access	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items with a "N" in the column referenced "Included in MSA?".
Multiprotocol LAN communications, prime time	Hour	No	6.50	1871	Y
"800" number access surcharge, prime time	Hour	No	6.00	1877	N
SNA LU Gateway/IP remote access, prime time	Hour	No	3.00	2769	Y
SNA LU Gateway/TN3270, prime time	Hour	No	3.00	2771	Y
Multiprotocol LAN communications, nonprime time	Hour	No	4.45	1872	Y
"800" number access surcharge, nonprime time	Hour	No	6.00	1878	Y
SNA LU Gateway/IP remote access, nonprime time	Hour	No	0.95	2770	Y
SNA LU Gateway/TN3270, nonprime time	Hour	No	0.95	2772	Y
Multiprotocol LAN communications, ISDN	Hour	No	6.50	1885	Y
"800" number access surcharge, ISDN	Hour	No	6.00	1877	Y
Multiprotocol tunneling, prime time	Hour	No	4.25	2951	Y
"800" number access surcharge, prime time	Hour	No	6.00	2955	Y
SNA LU Gateway/IP remote access, prime time	Hour	No	3.00	2769	N
SNA LU Gateway/TN3270, prime time	Hour	No	3.00	2771	Y
Multiprotocol tunneling, nonprime time	Hour	No	4.25	2952	Y
"800" number access surcharge, nonprime time	Hour	No	6.00	2956	Y
SNA LU Gateway/IP remote access, nonprime time	Hour	No	0.95	2770	Y
SNA LU Gateway/TN3270, nonprime time	Hour	No	0.95	2772	Y
Multiprotocol tunneling, ISDN	Hour	No	4.25	2953	Y
"800" number access surcharge, ISDN	Hour	No	6.00	2954	Y
2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

11

MDNS Remote Access Server pricing.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.4 Remote Access servers each registered server	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items with a "N" in the column referenced "Included in MSA?".
Connectivity server	Month	No	475.00	2950	Y
VCOM encapsulation server	Month	No	250.00	3213	N
Third Party authentication server	Month	No	450.00	2411, 2412	N
2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

MDNS Dedicated SNA Remote Access Port Connections pricing.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.5 Dedicated SNA Remote Access port	Per	Eligible Charges	Charge
Dedicated SNA port	Each	No	1,167.00	90	Y
2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

MDNS Remote Access SLA Agreement reporting pricing

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.9.6 Remote Access service level agreement	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items with a "N" in the column referenced "Included in MSA?".
Standard plan optional report	Annual	No	10,000.00	4769	N
Gold plan, tailored report, per report request	Annual	No	7,000.00	4768	Y
Modifications to either Gold or Standard reporting	Each	No	1,000.00	4770	N
2.5
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

12

MDNS Remote Access Premise Based VPNs

2.5

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
2.5 2.5 2.5 2.5	1.9.x Premise Based VPNs L2TP	Per	Eligible Charges	Charge
2.5	Special AT&T Handling required to properly invoice below items.
2.5	Hourly Plan
2.5	Hourly Plan	Hour	No	3.50		N
2.5	800' Access Surcharge	Hour	No	6.00		N
2.5	Global Roaming Surcharge	N/A	No	No Additional Charges		N
2.5	Radius, Securid and Safeword Authentication	Month	No	450.00		N
2.5	Tunnel Endpoint
2.5	Linux Tunnel Server (Future 2Q2001)		No			N
2.5	CPE—Cisco Router 3640	Month	No	2,800.00		N
2.5	CPE Installation Charge	Month	No	1,500.00		N
2.5
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

AT&T Managed Virtual Tunneling Service

2.5

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
2.5
2.5 2.5 2.5 2.5 2.5
	1.9.x Premise Based VPNs IPSEC-Nortel, IPSEC-SIG, PPTP	Per	Eligible Charges	Charge
2.5	Special AT&T Handling required to properly invoice below items.
2.5	Fixed Monthly Plan—IPSec-Nortel, IPSec-SIG—150 Hour/ID Plan	Each	No	34.95		N
2.5	Excess Hours over 150 Hour Cap	Hour	No	1.95		N
2.5	Hourly Plan—IPSec-Nortel, IPSec-SIG	Hour	No	2.50		N
2.5	Hourly Plan—PPTP	Hour	No	2.75		N
2.5	'800' Access Surcharge	Hour	No	6.00		N
2.5	Global Roaming Surcharge	Hour	No	4.80		N
2.5	Connectivity Server—PPTP, IPSec-Linux, Hourly Plan Only	Hour	No	475.00		N
2.5	Connectivity Server—IPSec Nortel 1500 (Up to 500 Users)	Month	No	2,000.00		N
2.5	Connectivity Server—IPSec Nortel 2600 (501-2000 Users)	Month	No	2,850.00		N
2.5	Connectivity Server—IPSec Nortel 4500 (2001-10,000 Users)	Month	No	10,000.00		N
2.5	Connectivity Server—IPSec-Linux, —Fixed Monthly Plan Only	Month	No	5,000.00		N
2.5	Radius, SecurID and SafeWord Authentication	Month	No	450.00		N

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13

1.16 LEASED LINE SERVICES (LLS)

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

MDNS Leased Line Services for SNA Connections pricing is described below.

MDNS Leased Line Services, Monthly Charges

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.16.1 LLS connections monthly	Per	Eligible Charges	Charge
LLS point-to-point connection—9,600 bps	Each	No	1,250.00	1093	Y
LLS point-to-point connection—14,400 bps	Each	No	1,550.00	1091	Y
LLS point-to-point connection—19,200 bps	Each	No	1,950.00	1089	Y
LLS point-to-point connection—56,000 bps	Each	No	3,800.00	1087	Y
LLS SNI host point-to-point connection—9,600 bps	Each	No	1,950.00	1092	Y
LLS SNI host point-to-point connection—14,400 bps	Each	No	2,400.00	1090	Y
LLS SNI host point-to-point connection—19,200 bps	Each	No	2,650.00	1088	Y
LLS SNI host point-to-point connection—56,000 bps	Each	No	4,800.00	1086	Y

MDNS Leased Line Services, Installation Charges

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.16.2 LLS installation	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
LLS point-to-point connection	Each	No	2,000.00	N
LLS SNI host point-to-point connection	Each	No	2,000.00	1110	N

1

MDNS Multiple Site Commitment Option—Leased Line Services, Monthly Charges

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.16.3 LLS Multiple Site Commitment Option monthly	Per	Eligible Charges	Charge
LLS point-to-point connection—9,600 bps	Each	No	850.00	1101	Y
LLS point-to-point connection—14,400 bps	Each	No	1,000.00	1099	Y
LLS point-to-point connection—19,200 bps	Each	No	1,250.00	1097	Y
LLS point-to-point connection—56,000 bps	Each	No	3,300.00	1095	Y
LLS SNI host point-to-point connection—9,600 bps	Each	No	1,700.00	1100	Y
LLS SNI host point-to-point connection—14,400 bps	Each	No	2,000.00	1098	Y
LLS SNI host point-to-point connection—19,200 bps	Each	No	2,400.00	1096	Y
LLS SNI host point-to-point connection—56,000 bps	Each	No	4,200.00	1094	Y

MDNS Revenue Commitment Option—Leased Line Services, Monthly Charges

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.16.4 LLS Revenue Commitment Option monthly	Per	Eligible Charges	Charge
LLS point-to-point connection—9,600 bps	Each	No	710.00	1109	Y
LLS point-to-point connection—14,400 bps	Each	No	850.00	1107	Y
LLS point-to-point connection—19,200 bps	Each	No	1,050.00	1105	Y
LLS point-to-point connection—56,000 bps	Each	No	3,000.00	1103	Y
LLS SNI host point-to-point connection—9,600 bps	Each	No	1,375.00	1108	Y
LLS SNI host point-to-point connection—14,400 bps	Each	No	1,625.00	1106	Y
LLS SNI host point-to-point connection—19,200 bps	Each	No	1,890.00	1104	Y
LLS SNI host point-to-point connection—56,000 bps	Each	No	3,840.00	1102	Y

2

MDNS Leased Line Conversion Services, Installation Charges

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.16.5 LLS Conversions	Per	Eligible Charges	Charge
LLS Type 1 connection conversion	Each	No	500.00	671, 1133	Y
LLS Type 2 connection conversion	Each	No	2,000.00	670, 1110	Y

MDNS Leased Line Services, Domestic Network Traffic, Per 1000 Character Charges

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.16.6 LLS Domestic Network Traffic	Per	Eligible Charges	Charge
Network Traffic—prime time characters	Thousand	No	0.0310	15	Y
Network Traffic—nonprime time characters	Thousand	No	0.0150	16	Y

MDNS Leased Line SNI Network and Resource Registration Services, Monthly Charges

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.16.7 SNI network and resource registration (point-to-point connection)	Per	Eligible Charges	Charge
First SNI network registration	Each	No	1,609.00	108	Y
Additional SNI Network registration	Each	No	804.00	109	Y
Attached Network resource registration	Each	No	40.00	129	Y
	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.16.8 Interexchange and local exchange carriers	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
LLS special requests	Each	No	Passthru	N

3

1.16.9 X.3 Communication interface (withdrawn from marketing)

1.16.9.1 X.3 PAD, monthly

1.16.9.2 X.3 PAD, installation

1.16.9.3 X.3 PAD additional port upgrade

MDNS Leased Line Hawaii/Puerto Rico Surcharge Services, Monthly Charges

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.16.10 LLS Hawaii and Puerto Rico surcharges	Per	Eligible Charges	Charge
LLS point-to-point connection—56,000 bps	Each	No	1,000.00	975. 976	Y
LLS SNI host point-to-point connection—56,000 bps	Each	No	1,000.00	975, 976	Y

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4

1.17 BUSINESS RECOVERY SERVICE (BRS) FOR MDNS

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

MDNS Business Recovery Services pricing is described below.

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
	1.17.1 BRS connections LLS and Internetworking and Multiprotocol Solutions monthly	Per	Eligible Charges	Charge
	BRS 56 KBPS	Each	No	N/A	2001	Y
2.4	BRS 128 KBPS	Each	No	N/A	2003	Y
2.4	BRS 256 KBPS	Each	No	N/A	2002	Y
	BRS 512 KBPS	Each	No	N/A	2004	Y
	BRS T1	Each	No	N/A	2000	Y
	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.17.1.1 BRS connections Frame relay based connections monthly	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
BRS 56 KBPS/MDNS	Each	No	N/A	5353	N	?
BRS 128KBPS/MDNS	Each	No	N/A	5354	N	?
BRS 256KBPS/MDNS	Each	No	N/A	5355	N	?
BRS 512KBPS/MDNS	Each	No	N/A	5356	N	?
BRS T1/MDNS	Each	No	N/A	5357	N	?

1.17.3 BUSINESS RECOVERY SERVICE (ComDisco) FOR MDNS

MDNS Comdisco Disaster Recovery Services pricing is described below.

	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.17.3.1 Comdisco Recovery Services connections monthly Pre-Approved Custom Solution PR0338 must be ordered	Per	Eligible Charges	Charge
Special AT&T Handling required to properly invoice below items.
56KBPS/MDNS COMDISCO	Each	No	N/A	8218	N
128KBPS/MDNS COMDISCO	Each	No	N/A	8219	N
256KBPS/MDNS COMDISCO	Each	No	N/A	8220	N
512KBPS/MDNS COMDISCO	Each	No	N/A	8221	N
T1/MDNS COMDISCO	Each	No	N/A	8222	N

1

1.17.4 BUSINESS RECOVERY SERVICE (Sungard) FOR MDNS

MDNS SunGard Disaster Recovery Services pricing is described below.

	AT&T "Custom" Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.17.4.1 Sungard Recovery Services connections monthly Pre-Approved Custom Solution PR0295 must be ordered	Per	Eligible Charges	Charge
Special AT&T handling required for the following to correctly Invoice::
56KBPS/MDNS SUNGARD	Each	No	N/A	6998	N
128KBPS/MDNS SUNGARD	Each	No	N/A	6999	N
256KBPS/MDNS SUNGARD	Each	No	N/A	7000	N
512KBPS/MDNS SUNGARD	Each	No	N/A	7001	N
T1/MDNS SUNGARD	Each	No	N/A	7002	N

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2

1.18 DIAL BACKUP ALTERNATE NODE (DBAN)

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

MDNS DBAN connection pricing is described below.

	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.18.1 DBAN connections, Installation Installation	Per	Eligible Charges	Charge
2-wire or 4-wire analog backup	Each	No	175.00	2029	Y
switch 56,000 bps digital backup128K bps	Each	No	350.00	2027	Y
	AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
1.18.2 DBAN connections Monthly	Per	Eligible Charges	Charge
2-wire or 4-wire analog backup	Each	No	115.00	2028	Y
switch 56,000 bps digital backup128K bps	Each	No	275.00	2026	Y

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1

Appendix "A"

MDNS Customer Premise Equipment, "Standard' Routers can be found in the following list. These routers have additional charges that are to be added to the normal MAC charges.

Special NOTE: Custom routers, routers outside the below standards list, CANNOT use this Pricing for estimates. ALL Custom routers, not listed in this section require ERF and Bottoms up Pricing.

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

		AT&T Generally Available Service Schedule of Charges			Billing Element(s)	Included In MSA?
	1.3.3 Customer Premise Equipment, Standard Router Configurations, MAC Surcharge Monthly, per router type	Per	Eligible Charges	Charge
	Special AT&T Handling required to properly invoice below items.
	Cisco SMALL 1 Profile.. Features
	Note: The below Cisco 1720s are available from Manufacturer..
2.4	The following routers are considered AT&T "Standard" Routers... IOS Suggested —>12.1.4 IP Plus..
	RC172001..1E/FE 2S 16F 32DRAM	Each	No	0.00	N/A	N
	RC172002..1E/FE 2S 2AS 16F 32DRAM	Each	No	0.00	N/A	N
2.5	~~RC172003..1E/FE 2S 1BRIST 16F 32DRAM~~	~~Each~~	~~No~~	~~200.00~~	~~See Note 1~~	~~N~~
2.5	RC172004..1E/FE 2S 1-ISDN-BRI-U 16F 32DRAM	Each	No	200.00	See Note 1	N
	RC172005..1E/FE 4S 16F 32DRAM	Each	No	200.00	See Note 1	N
	RC172006..1E/FE 2S 16F 48DRAM IOS	Each	No	100.00	See Note 1	N
	RC172007..1E/FE 2S 2AS 16F 48DRAM IOS	Each	No	100.00	See Note 1	N
2.5	RC172008..1E/FE 2S 1-ISDN-BRI-U 16F 48DRAM IOS	Each	No	200.00	See Note 1	N
	RC17200A..1E/FE 4S 16F 48DRAM IOS	Each	No	200.00	See Note 1	N
	Cisco SMALL 2 Profile.. Features
	Note: The below Cisco 25xxs are available from Manufacturer in the short term but EOS is on horizon. Cisco 1720s are a good replacement for these 25xx routers
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 11.2.20P..
	RC250101..1E 2S 16F 16DRAM	Each	No	0.00	N/A	Y
	RC251401..2E 2S 16F 16DRAM	Each	No	200.00	See Note 1	N
	Cisco MEDIUM Profile..Features
	Note: The below Cisco 26xxs are available from Manufacturer..
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 12.1.4
	RC2610A1..1E 2S 16F 48DRAM	Each	No	200.00	See Note 1	N
2.5	RC2610A2..1E 2S 1-ISDN-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N
2.5	RC2610A4..1E 2S 4-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N
2.5	RC2610A6..1E 2S 8-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N

1

2.4	RC2610A8..1E 2S 1-ISDN-PRI-T1 16F 48DRAM	Each	No	400.00	See Note 1	N
	RC2610AA..1E 4S 16F 48DRAM	Each	No	200.00	See Note 1	N
2.5	RC2610AB..1E 2S 4-ISDN-BRI-U 2AS 16F 48DRAM	Each	No	400.00	See Note 1	N
2.5	RC2610AC..1E 2S 1-ISDN-BRI-U 8AS 16F 48DRAM	Each	No	400.00	See Note 1	N
~~2.5~~	~~RC2610UB..1E 2S 2AS 4-BRI-U 16F 48D~~	~~Each~~	~~No~~	~~400.00~~	~~See Note 1~~	~~N~~
~~2.5~~	~~RC2610UD..1E 2S 8AS 1-BRI-U 16F 48D~~	~~Each~~	~~No~~	~~400.00~~	~~See Note 1~~	~~N~~
	RC2611A1..2E 2S 16F 48DRAM	Each	No	200.00	See Note 1	N
2.5	RC2611A2..2E 2S 1-ISDN-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N
2.5	RC2611A4..2E 2S 4-ISDN-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N
2.5	RC2611A6..2E 2S 8-ISDN-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N
2.4	RC2611A8..2E 2S 1-ISDN-PRI-T1 16F 48DRAM	Each	No	400.00	See Note 1	N
	RC2611AA..2E 4S 16F 48DRAM	Each	No	200.00	See Note 1	N
	RC2612A1..1E 1TR 2S 16F 48DRAM	Each	No	200.00	See Note 1	N
2.5	RC2612A2..1E 1TR 2S 1-ISDN-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N
2.5	RC2612A4..1E 1TR 2S 4-ISDN-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N
2.5	RC2612A6..1E 1TR 2S 8-ISDN-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N
2.4	RC2612A8..1E 1TR 2S 1-ISDN-PRI-T1 16F 48DRAM	Each	No	400.00	See Note 1	N
	RC2612AA..1E 1TR 4S 16F 48DRAM	Each	No	200.00	See Note 1	N
2.5	RC2612D1..1E 1TR 2S 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612D2..1E 1TR 2S 1-ISDN-BRI-U 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612D4..1E 1TR 2S 4-ISDN-BRI-U 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612D6..1E 1TR 2S 8-ISDN-BRI-U 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612D8..1E 1TR 2S 1-ISDN-PRI-T1 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612DA..1E 1TR 4S 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612V1..1E 1TR 2S 4V 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612V2..1E 1TR 2S 4V 1-ISDN-BRI-U 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612V4..1E 1TR 2S ENH-T1-V/F 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612V6..1E 1TR 2S ENH-T1-V/F 1-ISDN-BRI-NT1 16F 64DRAM	Each	No	TBD	See Note 1	N
	RC2613A1..1 TR 2S 16F 48DRAM	Each	No	200.00	See Note 1	N
2.4	RC2613A2..1TR 2S 1-ISDN-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N

2

2.4	RC2613A4..1TR 2S 4-ISDN-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N
2.4	RC2613A6..1TR 2S 8-ISDN-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N
2.4	RC2613A8..1TR 2S 1-ISDN-PRI-T1 16F 48DRAM	Each	No	400.00	See Note 1	N
	RC2613AA..1TR 4S 16F 48DRAM	Each	No	200.00	See Note 1	N
~~2.5~~	~~RC2613AB..1TR 2S 2AS 16F 48DRAM~~	~~Each~~	~~No~~	~~400.00~~	~~See Note 1~~	~~N~~
2.5	RC2613AB..1TR 2S 16AS 16F 48DRAM	Each	No	400.00	See Note 1	N
~~2.5~~	~~RC2613UC..1TR 2S 2AS 4-ISDN-BRI-U 16F 48DRAM~~	~~Each~~	~~No~~	~~400.00~~	~~See Note 1~~	~~N~~
2.5	RC2613AC..1TR 2S 2AS 4-ISDN-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N
~~2.5~~	~~RC2613UD..1TR 2S 8AS 1-ISDN-BRI-U 16F 48DRAM~~	~~Each~~	~~No~~	~~400.00~~	~~See Note 1~~	~~N~~
2.5	RC2613AD..1TR 2S 8AS 1-ISDN-BRI-U 16F 48DRAM	Each	No	400.00	See Note 1	N
2.5	RC2613V1..1TR 2S 4V 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2613V2..1TR 2S 4V 1-ISDN-BRI-U 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2613V4..1TR 2S ENH-T1-V/F 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2613V6..1TR 2S ENH-T1-V/F 1-ISDN-BRI-NT1 16F 64DRAM	Each	No	TBD	See Note 1	N
	RC2620A1..1E/FE 2S 16F 64DRAM	Each	No	250.00	See Note 1	N
2.5	RC2620A2..1E/FE 2S 1-ISDN-BRI-U 16F 64DRAM	Each	No	450.00	See Note 1	N
2.5	RC2620A4..1E/FE 2S 4-ISDN-BRI-U 16F 64DRAM	Each	No	450.00	See Note 1	N
2.5	RC2620A6..1E/FE 2S 8-ISDN-BRI-U 16F 64DRAM	Each	No	450.00	See Note 1	N
2.4	RC2620A8..1E/FE 2S1-ISDN-PRI-T1 16F 64DRAM	Each	No	450.00	See Note 1	N
	RC2620AA..1E/FE 4S 16F 64DRAM	Each	No	250.00	See Note 1	N
2.5	RC2620D1..1E/FE 2S 32F 64DRAM	Each	No	350.00	See Note 1	N
2.5	RC2620D2..1E/FE 2S 1-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620D4..1E/FE 2S 4-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620D6..1E/FE 2S 8-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620D8..1E/FE 2S 1-ISDN-PRI-T1 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620DA..1E/FE 4S 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620V1..1E/FE 2S 4V 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620V2..1E/FE 2S 4V 1-ISDN-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620V4..1E/FE 2S ENH-T1-V/F 32F 64DRAM	Each	No	TBD	See Note 1	N

3

2.5	RC2620V6..1E/FE 2S ENH-T1-V/F 1-ISDN-BRI-NT1 32F 64DRAM	Each	No	TBD	See Note 1	N
	RC2621A1..2E/FE 2S 16 64DRAM	Each	No	250.00	See Note 1	N
2.4	RC2621A2..2E/FE 2S 1-ISDN-BRI-U 16F 64DRAM	Each	No	450.00	See Note 1	N
2.4	RC2621A4..2E/FE 2S 4-ISDN-BRI-U 16F 64DRAM	Each	No	450.00	See Note 1	N
2.4	RC2621A6..2E/FE 2S 8-ISDN-BRI-U 16F 64DRAM	Each	No	450.00	See Note 1	N
2.4	RC2621A8..2E/FE 2S 1-ISDN-PRI-T1 16F 64DRAM	Each	No	450.00	See Note 1	N
	RC2621AA..2E/FE 4S 16F 64DRAM	Each	No	250.00	See Note 1	N
2.5	RC2621D1..2E/FE 2S 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621D2..2E/FE 2S 1-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621D4..2E/FE 2S 4-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621D6..2E/FE 2S 8-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621D8..2E/FE 2S 1-ISDN-PRI-T1 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621DA..2E/FE 4S 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621V1..2E/FE 2S 4V 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621V2..2E/FE 2S 4V 1-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621V4..2E/FE 2S ENH-T1-V/F 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621V6..2E/FE 2S ENH-T1-V/F 1-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
	Cisco Medium Profile.. Features
2.4	Note: The below Cisco 3620s are available from Manufacturer. NOTE: With some exceptions will NOT support IOS level 12.x or above..
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 11.2.20P
	RC362001..1E 2S 16F 32DRAM	Each	No	200.00	See Note 1	N
	RC362002..2E 2S 16F 32DRAM	Each	No	400.00	See Note 1	N
	RC362003..1TR 1E 2S 16F 32DRAM	Each	No	400.00	See Note 1	N
	RC362004..2TR 2E 2S 16F 32DRAM	Each	No	400.00	See Note 1	N
	RC362005..2TR 2E 4S 16F 32DRAM	Each	No	400.00	See Note 1	N
2.4	RC362006..1E 2S 4-ISDN-BRI-S/T 16F 32DRAM	Each	No	400.00	See Note 1	N
2.4	RC362007..2E 2S 4-ISDN-BRI-S/T 16F 32DRAM	Each	No	600.00	See Note 1	N
2.4	RC362008..2TR 2E 2S 2-ISDN-BRI-S/T 16F 32DRAM	Each	No	600.00	See Note 1	N
~~2.5~~	~~RC362009..1FE 4S 16F 32DRAM~~	~~Each~~	~~No~~	~~500.00~~	~~See Note 1~~	~~N~~
2.5	RC362009..2E 4S 16F 32DRAM	Each	No	500.00	See Note 1	N
2.5	RC36200A..1E 1TR 2S 4-ISDN-BRI-S/T 16F 32DRAM	Each	No	TBD	See Note 1	N
2.5	RC36200B..2E 1S 1-ISDN-BRI-S/T 16F 32DRAM	Each	No	TBD	See Note 1	N

4

~~2.5~~	~~RC36200C..2E 4S 16F 32DRAM~~	~~Each~~	~~No~~	~~400.00~~	~~See Note 1~~	~~N~~
2.5	RC36200C..1E 1TR 1S 1-ISDN-BRI-S/T 16F 32DRAM	Each	No	TBD	See Note 1	N
2.5	RC36200D..1E 1S 1-ISDN-BRI-S/T 16F 32DRAM	Each	No	TBD	See Note 1	N
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 11.2.20P or 12.1.4 for L2TP
	RC3620A1..1E 2S 32F 64DRAM	Each	No	400.00	See Note 1	N
	RC3620A2..2E 2S 32F 64DRAM	Each	No	600.00	See Note 1	N
	RC3620A3..3E 2S 32F 64DRAM	Each	No	600.00	See Note 1	N
	RC3620A4..4E 2S 32F 64DRAM	Each	No	600.00	See Note 1	N
	Cisco LARGE Profile.. Features
	Note: The below Cisco 3640s are available from Manufacturer..
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 11.2.20P
~~2.5~~	~~RC364001..2E 2S 32F 32DRAM~~	~~Each~~	~~No~~	~~400.00~~	~~See Note 1~~	~~N~~
2.5	RC364001..2E 2S 16F 32DRAM	Each	No	400.00	See Note 1	N
~~2.5~~	~~RC364002..2TR 2E 2S 32F 32DRAM~~	~~Each~~	~~No~~	~~600.00~~	~~See Note 1~~	~~N~~
2.5	RC364002..2TR 2E 2S 16F 32DRAM	Each	No	600.00	See Note 1	N
~~2.5~~	~~RC364003..2E 2S 8-ISDN-BRI-S/T 32F 32DRAM~~	~~Each~~	~~No~~	~~600.00~~	~~See Note 1~~	~~N~~
2.5	RC364003..2E 2S 8-ISDN-BRI-S/T 16F 32DRAM	Each	No	600.00	See Note 1	N
~~2.5~~	~~RC364004..2TR 2E 2S 8-ISDN-BRI-S/T 32F 32DRAM~~	~~Each~~	~~No~~	~~800.00~~	~~See Note 1~~	~~N~~
2.5	RC364004..2E 2TR 2S 8-ISDN-BRI-S/T 16F 32DRAM	Each	No	800.00	See Note 1	N
~~2.5~~	~~RC364005..2E 2S 1-ISDN-PRI-T1 32F 32DRAM~~	~~Each~~	~~No~~	~~600.00~~	~~See Note 1~~	~~N~~
2.5	RC364005..2E 2S 1-ISDN-PRI-T1 16F 32DRAM	Each	No	600.00	See Note 1	N
~~2.5~~	~~RC364006..2TR 2E 2S 1-ISDN-PRI-T1 32F 32DRAM~~	~~Each~~	~~No~~	~~800.00~~	~~See Note 1~~	~~N~~
2.5	RC364006..2E 2TR 2S 1-ISDN-PRI-T1 16F 32DRAM	Each	No	800.00	See Note 1	N
~~2.5~~	~~RC364007..1FE 4S 32F 64DRAM~~	~~Each~~	~~No~~	~~700.00~~	~~See Note 1~~	~~N~~
2.5	RC364007..1FE 4S 16F 64DRAM	Each	No	700.00	See Note 1	N
~~2.5~~	~~RC364008..1FE 4S 1-ISDN-PRI-T1 32F 64DRAM~~	~~Each~~	~~No~~	~~900.00~~	~~See Note 1~~	~~N~~
2.5	RC364008..1FE 4S 1-ISDN-PRI-T1 16F 64DRAM	Each	No	900.00	See Note 1	N
~~2.5~~	~~RC36400B..1TR 1E 2S 32F 32DRAM~~	~~Each~~	~~No~~	~~400.00~~	~~See Note 1~~	~~N~~
2.5	RC36400B..1E 1TR 2S 16F 32DRAM	Each	No	400.00	See Note 1	N
~~2.5~~	~~RC36400C..1E 2S 32F 32DRAM~~	~~Each~~	~~No~~	~~400.00~~	~~See Note 1~~	~~N~~
2.5	RC36400C..1E 2S 16F 32DRAM	Each	No	400.00	See Note 1	N
~~2.5~~	~~RC36400D..2E 4S 32F 32DRAM~~	~~Each~~	~~No~~	~~600.00~~	~~See Note 1~~	~~N~~
2.5	RC36400D..2E 4S 16F 32DRAM	Each	No	600.00	See Note 1	N
~~2.5~~	~~RC36400E..2TR 2E 4S 32F 32DRAM~~	~~Each~~	~~No~~	~~600.00~~	~~See Note 1~~	~~N~~
2.5	RC36400E..2E 2TR 4S 16F 32DRAM	Each	No	600.00	See Note 1	N
~~2.5~~	~~RC36400F..FE 4S 4-ISDN-BRI-S/T 32F 64DRAM~~	~~Each~~	~~No~~	~~900.00~~	~~See Note 1~~	~~N~~

5

2.5	RC36400F..1FE 4S 4-ISDN-BRI-S/T 16F 32DRAM	Each	No	900.00	See Note 1	N
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 11.2.20P or 12.1.4 for L2TP
	RC3640A3..3E 2S 32F 64DRAM	Each	No	800.00	See Note 1	N
	RC3640A4..4E 2S 32F 64DRAM	Each	No	800.00	See Note 1	N
2.4	RC3640A5..2E 2TR 2S 16F 64DRAM	Each	No	1,200.00	See Note 1	N
2.4	RC3640A6..2E 2TR 2S 1-ISDN-PRI-T1 16F 64DRAM	Each	No	1,400.00	See Note 1	N
2.4	RC3640A6..2E 2TR 2S 1-ISDN-PRI-T1 16F 64DRAM	Each	No	1,400.00	See Note 1	N
2.5	RC3640D1..2E 2S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640D2..2E 2TR 2S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640D3..2E 2S 8-ISDN-BRI-S/T 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640D4..2E 2TR 2S 8-ISDN-BRI-S/T 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640D6..2E 2TR 2S 1-ISDN-PRI-T1 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640D7..1FE 4S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640D8..1FE 4S 1-ISDN-PRI-T1 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DB..1E 1TR 2S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DC..1E 2S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DD..2E 4S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DE..2E 2TR 4S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DF..1FE 4S 4-ISDN-BRI-S/T 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DG..1FE 2S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DH..1FE 2S 1-ISDN-PRI-T1 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DI..1FE 2S 1-ISDNPRI-T1 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V1A..1E 2S 8AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V5A.1E 1TR 2S 8AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V9A..2E 2S 8AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VDA..1FE 2S 8AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VHA..1FE 1TR 2S 8AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VLA..2FE 2S 8AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V1B..1E 1S 8AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V5B..1E 1TR 1S 8AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V9B..2E 1S 8AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N

6

2.5	RC364VDB..1FE 1S 8AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VHB..1FE 1TR 1S 8AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VLB..2FE 1S 8AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V2A..1E 2S 12AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V6A..1E 1TR 2S 12AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VAA..2E 2S 12AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VEA..1FE 2S 12AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VIA..1FE 1TR 2S 12AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VMA..2FE 2S 12AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V2B..1E 1S 12AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V6B..1E 1TR 1S 12AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VAB..2E 1S 12AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VEB..1FE 1S 12AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VIB..1FE 1TR 1S 12AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VMB..2FE 1S 12AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V3A..1E 2S 24DV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V7A..1E 1TR 2S 24DV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VBA..2E 2S 24DV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VFA..1FE 2S 24DV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VJA..1FE 1TR 2S 24DV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VNA..1FE 2S 24DV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V3B..1E 2S 24DV 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V7B..1E 1TR 2S 24DV 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VBB..2E 2S 24DV 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VFB..1FE 2S 24DV 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VJB..1FE 1TR 2S 24DV 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VNB..2FE 2S 24DV 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V3C..1E 2S 24DV 8-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N

7

2.5	RC364V7C..1E 1TR 2S 24DV 8-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VBC..2E 2S 24DV 8-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VFC..1FE 2S 24DV 8-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VJC..1FE 1TR 2S 24DV 8-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VNC..2FE 2S 24DV 8-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V3D..1E 2S 24DV 1-ISDN-PRI-T1 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V7D..1E 1TR 2S 24DV 1-ISDN-PRI-T1 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VBD..2E 2S 24DV 1-ISDN-PRI-T1 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VFD..1FE 2S 24DV 1-ISDN-PRI-T1 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VJD..1FE 1TR 2S 24DV 1-ISDN-PRI-T1 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VND..2FE 2S 24DV 1-ISDN-PRI-T1 32F 128DRAM	Each	No	TBD	See Note 1	N
2.4	The following routers are considered AT&T "Standard" Routers..IOS Suggested —> 11.2.20P
	RC36408E..8E 2S 16F 64DRAM	Each	No	1,100.00	See Note 1	N
2.4	The following routers are considered AT&T "Standard" Routers..IOS Suggested —> 12.1.4
	RC3640H1..2E 4S 1-HSSI 32F 128DRAM	Each	No	1,700.00	See Note 1	N
	RC3640H2..2E 2TR 4S 1-HSSI 32F 128DRAM	Each	No	1,900.00	See Note 1	N
~~2.5~~	~~RC3640H3..1FE 4S 1-HSSI 32F 128DRAM~~	~~Each~~	~~No~~	~~1,800.00~~	~~See Note 1~~	~~N~~
2.4	RC3640H4..2E 1-HSSI 1-ISDN-PRI-T1 32F 128DRAM	Each	No	1,800.00	See Note 1	N
~~2.5~~	~~RC3640H5..2E 2TR 1-ISDN-PRI-T1 32F 128DRAM~~	~~Each~~	~~No~~	~~2,000.00~~	~~See Note 1~~	~~N~~
2.5	RC3640H5..2E 2TR 1-HSSI 1-ISDN-PRI-T1 32F 128DRAM	Each	No	2,000.00	See Note 1	N
2.4	RC3640H6..1FE 1-HSSI 1-ISDN-PRI-T1 32F 128DRAM	Each	No	1,900.00	See Note 1	N
	RC3640H7..2E 2-HSSI 32F 128DRAM	Each	No	1,900.00	See Note 1	N
	RC3640H8..2E 2TR 2-HSSI 32F 128DRAM	Each	No	2,200.00	See Note 1	N
~~2.5~~	~~RC3640H9..1FE 2-HSSI 32F 128DRAM~~	~~Each~~	~~No~~	~~2,000.00~~	~~See Note 1~~	~~N~~
2.5	RC3640H9..1FE 3-HSSI 32F 128DRAM	Each	No	2,000.00	See Note 1	N
	RC3640HA..1-HSSI 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	1,500.00	See Note 1	N
	RC3640HB..1FE 1-HSSI 32F 128DRAM	Each	No	1,500.00	See Note 1	N
	RC3640HC..2E 2S 1-HSSI 32F 128DRAM	Each	No	1,600.00	See Note 1	N

8

	Cisco XLARGE 1 Profile.. Features
	Note: The below Cisco 366Xs are available from Manufacturer..
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 12.1.4
~~2.5~~	~~RC366001..1E/FE 2E 2TR 4S 32F 128DRAM~~	~~Each~~	~~No~~	~~$2,100~~	~~See Note 1~~	~~N~~
~~2.5~~	~~RC366002..2E/FE 4S 32F 128DRAM~~	~~Each~~	~~No~~	~~$1,900~~	~~See Note 1~~	~~N~~
2.4	RC3660A3..1E/FE 1E 2S 32F 128DRAM	Each	No	$1,900	See Note 1	N
2.4	RC3660A4..2E/FE 2E 2S 32F 128DRAM	Each	No	$1,900	See Note 1	N
2.5	CISCO 3661 ROUTER CONFIGURATIONS
2.5	RC366001..1E/FE 2E 2TR 4S 32F 128DRAM	Each	No	$2,100	See Note 1	N
	RC3661H1..1E/FE 1-HSSI 32F 128DRAM	Each	No	$1,900	See Note 1	N
2.4	RC3661H2..1E/FE 1E 1TR 1-HSSI 32F 128DRAM	Each	No	$2,100	See Note 1	N
	RC3661H3..1E/FE 2E 2TR 4S 1-HSSI 32F 128DRAM	Each	No	$2,200	See Note 1	N
	RC3661H4..1E/FE 4S 1-HSSI, 32F 128DRAM	Each	No	$2,100	See Note 1	N
	RC3661H5..1E/FE 2E 2TR 2-HSSI 32F 128DRAM	Each	No	$2,500	See Note 1	N
	RC3661H6..1E/FE 2-HSSI, 32F 128DRAM	Each	No	$2,200	See Note 1	N
2.5	CISCO 3662 ROUTER CONFIGURATIONS
2.5	RC366002..2E/FE 4S 32F 128DRAM	Each	No	$1,900	See Note 1	N
	RC3662H1..2E/FE 1-HSSI 32F 128DRAM	Each	No	$2,200	See Note 1	N
	RC3662H2..2E/FE 4S 1-HSSI 32F 128DRAM	Each	No	$2,200	See Note 1	N
	RC3662H3..2E/FE 2-HSSI 32F 128DRAM	Each	No	$2,500	See Note 1	N
	Cisco XLARGE 2 Profile.. Features
	Note: The below Cisco 7204s are available from Manufacturer..
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 12.1.4
2.4	RC724HW1..4E 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,000	See Note 1	N
2.4	RC724HW2..4TR 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,000	See Note 1	N
2.4	RC724HW3..4E 4TR 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,200	See Note 1	N

9

2.4	RC724HW4..4E 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,200	See Note 1	N
2.4	RC724HW5..4TR 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,200	See Note 1	N
2.4	RC724HW6..4E 4TR 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,400	See Note 1	N
2.4	RC724HW7..8E 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,300	See Note 1	N
2.4	RC724HW8..4TR 2HSSI FLD48 MEM128 NPE-225 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,300	See Note 1	N
2.4	RC724HW9..8E 4TR 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,500	See Note 1	N
2.4	RC724FW1..1FE 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,300	See Note 1	N
2.4	RC724FW2..2FE4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,600	See Note 1	N
2.4	RC724FW3..1FE 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,500	See Note 1	N
2.4	RC724FW4..2FE 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,800	See Note 1	N
2.4	RC724FW5..1FE 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,600	See Note 1	N
2.4	RC724FW6..2E 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,900	See Note 1	N
2.4	RC724XW1..4E, 4S, FLD48, MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$1,700	See Note 1	N

10

2.4	RC724XW2..4TR, 4S, FLD48, MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$1,700	See Note 1	N
2.4	RC724XW3..4E, 4TR, 4S, FLD48, MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET PROTOCOL	Each	No	$1,900	See Note 1	N
2.4	RC724XW4..8E, 4TR, 4S, FLD48, MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,100	See Note 1	N
2.4	RC724XW5..4E 4S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$1,900	See Note 1	N
2.4	RC724XW6..4TR 4S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$1,900	See Note 1	N
2.4	RC724XW7..4E 4TR 4S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,100	See Note 1	N
2.4	RC724XW8..4E 4TR 8S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,500	See Note 1	N
	Interdomain Router Configurations
2.4	RC724XD1..4E 4S FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$1,900	See Note 1	N
2.4	RC724XD2..4TR 4S FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$1,900	See Note 1	N
2.4	RC724XD3..4E 4TR 4S FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,100	See Note 1	N
2.4	RC724XD4..8E 4TR 4S FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,300	See Note 1	N
2.4	RC724XD5..4E 4S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,100	See Note 1	N
2.4	RC724XD6..4TR 4S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,100	See Note 1	N

11

2.4	RC724XD7..4E 4TR 4S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,500	See Note 1	N
2.4	RC724XD8..4E 4TR 8S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,700	See Note 1	N
2.4	RC724HD1..4E 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,200	See Note 1	N
2.4	RC724HD2..4TR 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,200	See Note 1	N
2.4	RC724HD3..4E 4TR 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,400	See Note 1	N
2.4	RC724HD4..4E 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,400	See Note 1	N
2.4	RC724HD5..4TR 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,400	See Note 1	N
2.4	RC724HD6..4E 4TR 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,600	See Note 1	N
2.4	RC724HD7..8E 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,500	See Note 1	N
2.4	RC724HD8..4TR 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,500	See Note 1	N
2.4	RC724HD9..8E 4TR 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,700	See Note 1	N
2.4	RC724FD1..1FE 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,500	See Note 1	N
2.4	RC724FD2..2FE 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,800	See Note 1	N

12

2.4	RC724FD3..1FE 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,700	See Note 1	N
2.4	RC724FD4..2FE 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O WAN-PACKET-PROTOCOL AND IDS	Each	No	$3,000	See Note 1	N
2.4	RC824FD5..1FE 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,800	See Note 1	N
2.4	RC724FD6..2FE 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$3,100	See Note 1	N
Cisco XLARGE 3 Profile.. Features
Note: The below Cisco 7505s/7507s are available from Manufacturer..
2.4	Cisco 7505 Routers are available via Engagement Request Form (ERF) only...
2.4	RC750501..2E 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC750502..4E 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC750503..2TR 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC750504..4TR 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC750505..2E 2TR 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC750506..6E 4TR 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC750507..2E 1-ISDN-PRI-T1 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC750508..4E 2-ISDN-PR-T1 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC750509..2TR 1-ISDN-PRI-T1 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050A..4TR 2-ISDN-PR-T1 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050B..2E 2TR 2-ISDN-PRI-T1 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050C..4E 2TR 2-ISDN-PRI-T1 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050D..4E 4TR 2-ISDN-PRI-T1 4S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050E..2E 4TR 2-ISDN-PRI-T1 8S FLD32 64DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050F..6E 1HSSI 4S FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050G..4TR 1HSSI 4S FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050H..6E 4TR 1HSSI 4S FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N

13

2.4	RC75050J..1FE 1HSSI 4S FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050K..2FE 1HSSI 4S FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050M..6E 2-ISDN-PRI-T1 1HSSI FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050N..4TR 2-ISDN-PRI-T1 1HSSI FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050O..6E 4TR 2-ISDN-PRI-T1 1HSSI FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050Q..1FE 2-ISDN-PRI-T1 1HSSI FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050R..2FE 2-ISDN-PRI-T1 1HSSI FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050T..6E 2HSSI FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050U..4TR 2HSSI FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050V..6E 4TR 2HSSI FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050X..1FE 2HSSI FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	RC75050Y..2FE 2HSSI FLD32 128DRAM 16SH	Each	No	TBD	See Note 1	N
2.4	Cisco 7507 Routers are available via Engagement Request Form (ERF) only...
2.4	RC750701..2E 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC750702..4E 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC750703..2TR 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC750704..4TR 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC750705..2E 2TR 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC750706..6E 4TR 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC750707..2E 1-ISDN-PRI 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC750708..4E 2-ISDN-PRI 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC750709..2TR 1-ISDN-PRI 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070A..4TR 2-ISDN-PRI 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070B..2E 2TR 2-ISDN-PRI 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070C..4E 2TR 2-ISDN-PRI 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070D..4E 4TR 2-ISDN-PRI 4S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070E..2E 4TR 2-ISDN-PRI 8S FLD32 64DRAM 16SH RSP2	Each	No	TBD	See Note 1	N

14

2.4	RC75070F..6E 1HSSI 4S FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070G..4TR 1HSSI 4S FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070H..6E 4TR 1HSSI 4S FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070K..1FE 1HSSI 4S FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070L..2FE 1HSSI 4S FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070N..6E 2-ISDN-PRI-T1 1HSSI FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070O..4TR 2-ISDN-PRI-T1 1HSSI FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070P..6E 4TR 2-ISDN-PRI-T1 1HSSI FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070S..1FE 2-ISDN-PRI-T1 1HSSI FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070T..2FE 2-ISDN-PRI-T1 1HSSI FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070V..6E 2HSSI FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070W..4TR 2HSSI FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070X..4TR 2HSSI 8S FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC75070Y..6E 4TR 2HSSI FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC750710..1FE 2HSSI FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC750711..2FE 2HSSI FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	RC750712..1FE 2HSSI FDDI FLD32 128DRAM 16SH RSP2	Each	No	TBD	See Note 1	N
2.4	Legend: E=10bT Ethernet, FE=100bT Fast Ethernet, TR=Token Ring, S=Serial, IDS=InterDomain Switching, HSSI=High Speed Serial Interface, FDDI=Fiber Distributed Data Interface, F=Flash Memory, DRAM=Dynamic Random Access Memory, ISDN-BRI=2 ISDN 64k Dial Connections, ISDN-PRI=23 ISDN 64k Dial Connections 1E/FE=10/100bT Ethernet, NPE-225=Network Processing Engine, RSP2= Route/Switch Processor 110Mhz I/O=Input/Output, 1PWR-SUPPLY=1 Power Supply in Chassis, WAN-PACKET-PROTOCOL=Feature License V=VOICE, AV=Analog Voice, DV=Digital Voice, 24DV=Single Port 24 Enhanced Channel T1 Voice/Fax 8AV=8 Voice Analog Port, 12AV=12 Voice Analog Port,

15

Appendix "A" (Continued)

MDNS Customer Premise Equipment, "Non-Standard" Routers can be found in the following list. These routers have additional charges that are to be added to the normal MAC charges and are either not available from Manufacturer or AT&T has determined not supportable with MDNS service offering.

Cisco Small 1 Profile.. Features
Note: The below Cisco 1720s are available from Manufacturer..
The following routers are NOT considered AT&T "Standard" Routers
RC172003 Cisco Small 1..1E/FE 2S 1 ISDN BRIST 16F 32DRAM	Each	No	200.00	See Note 1	N
Cisco Small 2 Profile.. Features
Note: The below Cisco 25xxs are available from Manufacturer in the short term but EOS is on horizon.
Cisco 1720s are a good replacement for these 25xx routers
The following routers are NOT considered AT&T "Standard" Routers
RC250102 Cisco Small 2..1E 2S 16F 8DRAM	Each	No	0.00	N/A	Y
RC250301..1E 2S 1-ISDN-BRI 16F 16DRAM	Each	No	200.00	See Note 1	N
RC250302 Cisco Small 2..1E 2S1-ISDN-BRI 16F 8DRAM	Each	No	200.00	See Note 1	N
RC250701..1E-16H 2S 16F 16DRAM	Each	No	200.00	See Note 1	N
RC250702 Cisco Small 2..1E-16H 2S 16F 8DRAM	Each	No	200.00	See Note 1	N
RC251402 Cisco Small 2..2E 2S 16F 8DRAM	Each	No	200.00	See Note 1	N
RC252002 Cisco Small 2..1E 4S ISDN 16F 8DRAM	Each	No	200.00	See Note 1	N
Cisco Small 2 Profile.. Features
Note: The below Cisco 25xx routers have an End of Sale (EOS) or last date manufactured of 3-27-2001
The following routers are NOT considered AT&T "Standard" Routers
The Cisco 2613 is an AT&T "Standard" Router that replaces the Token Ring supported routers below
RC250201 Cisco Small 2..1TR 2S 16F 16DRAM	Each	No	0.00	N/A	Y
Replacement for 2502 would be RC2613A1
RC250401 Cisco Small 2..1TR 2S ISDN-BRI 16F 16DRAM	Each	No	200.00	See Note 1	N
RC250501 Cisco Small 2..1E-8H 2S 16F 16DRAM	Each	No	200.00	See Note 1	N
RC251301 Cisco Small 2..1E 1TR 2S 16F 16DRAM	Each	No	200.00	See Note 1	N
Replacement for 2513 would be RC2612A1
RC251501 Cisco Small 2..2TR 2S 16F 16DRAM	Each	No	200.00	See Note 1	N
Replacement for 2515 would be RC362004

16

2520LF Cisco Small 2..1E 4S ISDN 16F 16DRAM	Each	No	200.00	See Note 1	N
RC252101 Cisco Small 2..1TR 4S ISDN 16F 16DRAM	Each	No	200.00	See Note 1	N
RC252201 Cisco Small 2..1E 10S ISDN 16F 16DRAM	Each	No	200.00	See Note 1	N
RC252301 Cisco Small 2..1TR 4S ISDN 16F 16DRAM	Each	No	200.00	See Note 1	N
RC250202 Cisco Small 2..1TR 2S 16F 8DRAM	Each	No	0.00	N/A	N
RC250402 Cisco Small 2..1TR 2S ISDN-BRI 16F 8DRAM	Each	No	200.00	See Note 1	N
RC250502 Cisco Small 2..1E-8H 2S 16F 8DRAM	Each	No	200.00	See Note 1	N
RC251302 Cisco Small 2..1E 1TR 2S 16F 8DRAM	Each	No	200.00	See Note 1	N
RC251502 Cisco Small 2..2TR 2S 16F 8DRAM	Each	No	200.00	See Note 1	N
2520LF Cisco Small 2..1E 4S ISDN 16F 8DRAM	Each	No	200.00	See Note 1	N
RC252001..1E 4S ISDN 16F 16DRAM	Each	No	200.00	See Note 1	N
RC252102 Cisco Small 2..1TR 4S ISDN 16F 8DRAM	Each	No	200.00	See Note 1	N
RC252202 Cisco Small 2..1E 10S ISDN 16F 8DRAM	Each	No	200.00	See Note 1	N
RC252302 Cisco Small 2..1TR 4S ISDN 16F 8DRAM	Each	No	200.00	See Note 1	N
Cisco Medium Profile.. Features
The following routers are NOT considered AT&T "Standard" Routers
RC261001 Cisco Medium..1E 2S 16F 40DRAM	Each	No	200.00	See Note 1	N
RC261002 Cisco Medium..1E 2S ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261004 Cisco Medium..1E 2S 4ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261006 Cisco Medium..1E 2S 8ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261008 Cisco Medium..1E 2S ISDN-PRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261101 Cisco Medium..2E 2S 16F 40DRAM	Each	No	200.00	See Note 1	N
RC261102 Cisco Medium..2E 2S ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261104 Cisco Medium..2E 2S 4ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261106 Cisco Medium..2E 2S 8ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261108 Cisco Medium..2E 2S ISDN-PRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261201 Cisco Medium..1E 1TR 2S 16F 40DRAM	Each	No	200.00	See Note 1	N

17

RC261202 Cisco Medium..1E 1TR 2S ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261204 Cisco Medium..1E 1TR 2S 4ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261206 Cisco Medium..1E 1TR 2S 8ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261208 Cisco Medium..1E 1TR 2S ISDN-PRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261301 Cisco Medium..1TR 2S 16F 40DRAM	Each	No	200.00	See Note 1	Y
RC261302 Cisco Medium..1TR 2S ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261304 Cisco Medium..1TR 2S 4ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261306 Cisco Medium..1TR 2S 8ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC261308 Cisco Medium..1TR 2S ISDN-PRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC262001 Cisco Medium..1E/FE 2S 16F 40DRAM	Each	No	200.00	See Note 1	N
RC262002 Cisco Medium..1E/FE 2S ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC262004 Cisco Medium..1E/FE 2S 4ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC262006 Cisco Medium..1E/FE 2S 8ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC262008 Cisco Medium..1E/FE 2S ISDN-PRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC262101 Cisco Medium..2E/FE 2S 16 40DRAM	Each	No	200.00	See Note 1	N
RC262102 Cisco Medium..2E/FE 2S ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC262104 Cisco Medium..2E/FE 2S 4ISDN-BRI 16F 40DRAM..	Each	No	400.00	See Note 1	N
RC262106 Cisco Medium..2E/FE 2S 8ISDN-BRI 16F 40DRAM	Each	No	400.00	See Note 1	N
RC262108 Cisco Medium..2E/FE 2S ISDN-PRI 16F 40DRAM	Each	No	400.00	See Note 1	N
Note: The below Cisco 16xxs are NOT available from Manufacturer..
The following routers are NOT considered AT&T "Standard" Routers
RC160101 Cisco Small 1..1E 2S 16F 10DRAM	Each	No	0.00	N/A	N
RC160102 Cisco Small 1..1E 2S 12F 6DRAM	Each	No	0.00	N/A	N
RC160301 Cisco Small 1..1E2S ISDN-BRI 16F 10DRAM	Each	No	200.00	See Note 1	N
RC160302 Cisco Small 1..1E 2S ISDN-BRI 12F 6DRAM	Each	No	200.00	See Note 1	N
1605-R Cisco Small 1..2E 2S WAN I-F 8F 16DRAM	Each	No	200.00	See Note 1	N
1605-R Cisco Small 1..2E 2S WAN I-F 8F 12DRAM	Each	No	200.00	See Note 1	N

18

Note: The below Cisco 4500s are NOT available from Manufacturer.. The following routers are considered AT&T "Standard" Routers
RC450001 Cisco Large..2E 2S 16F 32DRAM 16SH	Each	No	400.00	See Note 1	N
RC450002 Cisco Large..1TR 2S 16F 32DRAM 16SH	Each	No	400.00	See Note 1	N
RC452T2S Cisco Large..2TR 2S 16F 32DRAM 16SH	Each	No	600.00	See Note 1	N
RC450003 Cisco Large..2E 2TR 2S 16F 32DRAM 17SH	Each	No	600.00	See Note 1	N
RC450004 Cisco Large..2E 4S 16F 32DRAM 16SH	Each	No	600.00	See Note 1	N
RC450005 Cisco Large..2TR 4S 16F 32DRAM 16SH	Each	No	600.00	See Note 1	N
RC450006 Cisco Large..2E 2TR 4S 16F 32DRAM 16SH	Each	No	600.00	See Note 1	N
RC450007 Cisco Large..2E 2S 9ISDN-BRI 16F 32DRAM 16SH	Each	No	800.00	See Note 1	N
RC450008 Cisco Large..1TR 2S 8ISDN-BRI 32DRAM 16SH	Each	No	600.00	See Note 1	N
RC450009 Cisco Large..2E 4S 8ISDN-BRI 16F 32DRAM 16SH	Each	No	800.00	See Note 1	N
RC45000A Cisco Large..2TR 4S 8ISDN-BRI 16F 32DRAM 16SH	Each	No	800.00	See Note 1	N
RC45000B Cisco Large..2E 2S ISDN-PRI 16F 32DRAM 16SH	Each	No	800.00	See Note 1	N
RC45000C Cisco Large..1TR 2S ISDN-PRI 16F 32DRAM 16SH	Each	No	600.00	See Note 1	N
RC45000D Cisco Large..2E 4S ISDN-PRI 16F 32DRAM 16SH	Each	No	800.00	See Note 1	N
RC45000E Cisco Large..2TR 4S ISDN-PRI 16F 32DRAM 16SH	Each	No	800.00	See Note 1	N
4500 Cisco Large..2E 1TR 2S 16F 32DRAM 16SH	Each	No	600.00	See Note 1	N
4500 Cisco Large..2TR 2S 16F 32DRAM 16SH	Each	No	600.00	See Note 1	N

19

Note: The below Cisco 4700s are NOT available from Manufacturer..
The following routers are NOT considered AT&T "Standard" Routers
RC472E2S Cisco XLarge 1..2E 2S 16F 64DRAM 16SH	Each	No	1,100.00	See Note 1	N
RC471E2S Cisco XLarge 1..1TR 2S 16F 64DRAM 16SH	Each	No	1,100.00	See Note 1	N
4700 Cisco XLarge 1..2E 1TR 2S 16F 64DRAM 16SH	Each	No	1,300.00	See Note 1	N
RC472T2S Cisco XLarge 1..2TR 2S 16F 64DRAM 16SH	Each	No	1,300.00	See Note 1	N
RC472E2T2S Cisco XLarge 1..2E 2TR 2S 16F 64DRAM 16SH	Each	No	1,300.00	See Note 1	N
RC470011 Cisco XLarge 1..2E 4S 16F 64DRAM 16SH	Each	No	1,100.00	See Note 1	N
RC470012 Cisco XLarge 1..2TR 4S 16F 64DRAM 16SH	Each	No	1,300.00	See Note 1	N
RC470013 Cisco XLarge 1..2E 2TR 4S 16F 64DRAM 16SH	Each	No	1,300.00	See Note 1	N
RC470014 Cisco XLarge 1..2E 4S ISDN-PRI 16F 64DRAM 16SH	Each	No	1,300.00	See Note 1	N
RC470015 Cisco XLarge 1..2TR 4S ISDN-PRI 16F 64DRAM 16SH	Each	No	1,500.00	See Note 1	N
Note: The below Cisco 4500s are NOT available from Manufacturer..
The following routers are NOT considered AT&T "Standard" Routers
RC45000F Cisco XLarge (W/HS Interface)..2E 4S HSSI 16F 32DRAM 16SH	Each	No	700.00	See Note 1	N
RC45000G Cisco XLarge (W/HS Interface)..2TR 4S HSSI 16F 32DRAM 16SH	Each	No	900.00	See Note 1	N
RC45000H Cisco XLarge (W/HS Interface)..FDDI 4S HSSI 16F 32DRAM 16SH	Each	No	1,000.00	See Note 1	N
RC45000I Cisco XLarge (W/HS Interface)..FE 4S HSSI 16F 32DRAM 16SH	Each	No	1,000.00	See Note 1	N
RC45000J Cisco XLarge (W/HS Interface)..2E HSSI ISDN-PRI 16F 32DRAM 16SH	Each	No	900.00	See Note 1	N
RC45000K Cisco XLarge (W/HS Interface)..2TR HSSI ISDN-PRI 16F 32DRAM 16SH	Each	No	1,100.00	See Note 1	N
RC45000K Cisco XLarge (W/HS Interface)..FDDI HSSI ISDN-PRI 16F 32DRAM 16SH	Each	No	1,200.00	See Note 1	N
RC45000M Cisco XLarge (W/HS Interface)..FE HSSI ISDN-PRI 16F 32DRAM 16SH	Each	No	1,200.00	See Note 1	N
RC45000N Cisco XLarge (W/HS Interface)..2E 2HSSI 16F 32DRAM 16SH	Each	No	1,000.00	See Note 1	N

20

RC45000O Cisco XLarge (W/HS Interface)..2TR 2HSSI 16F 32DRAM 16SH	Each	No	1,200.00	See Note 1	N
RC45000P Cisco XLarge (W/HS Interface)..FDDI 2HSSI 16F 32DRAM 16SH	Each	No	1,300.00	See Note 1	N
RC45000Q Cisco XLarge (W/HS Interface)..FE 2HSSI 16F 32DRAM 16SH	Each	No	1,300.00	See Note 1	N
Note: The below Cisco 4700s are NOT available from Manufacturer..
The following routers are NOT considered AT&T "Standard" Routers
RC470001 Cisco XLarge 1 (W/Opt Interfaces)..2E 4S HSSI 16F 64DRAM 16SH	Each	No	1,600.00	See Note 1	N
RC470002 Cisco XLarge 1 (W/Opt Interfaces)..2TR 4S HSSI 16F 64DRAM 16SH	Each	No	1,600.00	See Note 1	N
RC470003 Cisco XLarge 1 (W/Opt Interfaces)..FDDI 4S HSSI 16F 64DRAM 16SH	Each	No	1,900.00	See Note 1	N
RC470004 Cisco XLarge 1 (W/Opt Interfaces)..FE 4S HSSI 16F 64DRAM 16SH	Each	No	1,900.00	See Note 1	N
RC470005 Cisco XLarge 1 (W/Opt Interfaces)..2E HSSI ISDN-PRI 16F 64DRAM 16SH	Each	No	1,800.00	See Note 1	N
RC470006 Cisco XLarge 1 (W/Opt Interfaces)..2TR HSSI ISDN-PRI 16F 64DRAM 16SH	Each	No	1,800.00	See Note 1	N
RC470007 Cisco XLarge 1 (W/Opt Interfaces)..FDDI HSSI ISDN-PRI 16F 64DRAM 16SH	Each	No	1,900.00	See Note 1	N
RC470008 Cisco XLarge 1 (W/Opt Interfaces)..FE HSSI ISDN-PRI 16F 64DRAM 16SH	Each	No	1,900.00	See Note 1	N
RC470009 Cisco XLarge 1 (W/Opt Interfaces)..2E 2HSSI 16F 64DRAM 16SH	Each	No	1,900.00	See Note 1	N
RC47000A Cisco XLarge 1 (W/Opt Interfaces)..2TR 2HSSI 16F 64DRAM 16SH	Each	No	1,900.00	See Note 1	N
RC47000B Cisco XLarge 1 (W/Opt Interfaces)..FDDI 2HSSI 16F 64DRAM 16SH	Each	No	2,000.00	See Note 1	N
RC47000C Cisco XLarge 1 (W/Opt Interfaces)..FE 2HSSI 16F 64DRAM 16SH	Each	No	2,000.00	See Note 1	N
Note: The below Cisco 7204s are NOT available from Manufacturer..

21

The following routers are NOT considered AT&T "Standard" Routers
RC720401 Cisco XLarge 2..4E 4S 32F 64DRAM 16SH NPE-100	Each	No	1,800.00	See Note 1	N
RC720402 Cisco XLarge 2..4TR 4S 32F 64DRAM 16SH NPE-100	Each	No	1,800.00	See Note 1	N
RC720403 Cisco XLarge 2..4E 4TR 4S 32F 64DRAM 16SH NPE-100	Each	No	2,000.00	See Note 1	N
RC720404 Cisco XLarge 2..8E 4TR 4S 32F 64DRAM 16SH NPE-100	Each	No	2,000.00	See Note 1	N
RC720405 Cisco XLarge 2..4E 4S 2ISDN-PRI 32F 64DRAM 16SH NPE-100	Each	No	2,000.00	See Note 1	N
RC720406 Cisco XLarge 2..4TR 4S 2ISDN-PRI 32F 64DRAM 16SH NPE-100	Each	No	2,000.00	See Note 1	N
RC720407 Cisco XLarge 2..4E 4TR 4S 2ISDN-PRI 32F 64DRAM 16SH NPE-100	Each	No	2,200.00	See Note 1	N
RC720408 Cisco XLarge 2..4E 4TR 8S 2ISDN-PRI 32F 64DRAM 16SH NPE-100	Each	No	2,200.00	See Note 1	N
RC720409 Cisco XLarge 2 (W/Opt Interfaces)..4E 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,100.00	See Note 1	N
RC72040A Cisco XLarge 2 (W/Opt Interfaces)..4TR 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,100.00	See Note 1	N
RC72040B Cisco XLarge 2 (W/Opt Interfaces)..4E 4TR 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,300.00	See Note 1	N
RC72040C Cisco XLarge 2 (W/Opt Interfaces)..FDDI 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,400.00	See Note 1	N
RC72040D Cisco XLarge 2 (W/Opt Interfaces)..FE 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,400.00	See Note 1	N
RC72040E Cisco XLarge 2 (W/Opt Interfaces)..2FE 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,700.00	See Note 1	N
RC72040F Cisco XLarge 2 (W/Opt Interfaces)..FE FDDI 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,700.00	See Note 1	N
RC72040G Cisco XLarge 2 (W/Opt Interfaces)..4E HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,300.00	See Note 1	N
RC72040H Cisco XLarge 2 (W/Opt Interfaces)..4TR HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,300.00	See Note 1	N
RC72040I Cisco XLarge 2 (W/Opt Interfaces)..4E 4TR HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,500.00	See Note 1	N

22

RC72040J Cisco XLarge 2 (W/Opt Interfaces)..FDDI HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,600.00	See Note 1	N
RC72040K Cisco XLarge 2 (W/Opt Interfaces)..FE HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,600.00	See Note 1	N
RC72040L Cisco XLarge 2 (W/Opt Interfaces)..2FE HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,900.00	See Note 1	N
RC72040M Cisco XLarge 2 (W/Opt Interfaces)..FE HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,600.00	See Note 1	N
RC72040N Cisco XLarge 2 (W/Opt Interfaces)..8E 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,600.00	See Note 1	N
RC72040O Cisco XLarge 2 (W/Opt Interfaces)..4TR 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,400.00	See Note 1	N
RC72040P Cisco XLarge 2 (W/Opt Interfaces)..8E 4TR 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,600.00	See Note 1	N
RC72040Q Cisco XLarge 2 (W/Opt Interfaces)..FDDI 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,700.00	See Note 1	N
RC72040R Cisco XLarge 2 (W/Opt Interfaces)..FE 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,700.00	See Note 1	N
RC72040S Cisco XLarge 2 (W/Opt Interfaces)..2FE 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	3,000.00	See Note 1	N
RC72040T Cisco XLarge 2 (W/Opt Interfaces)..FE FDDI 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	3,000.00	See Note 1	N
Note 1... Individual router surcharges are part of MAC charge

End of Page

23

Appendix "B"

MDNS Router Base charges for "Standard" Redundant Router Support pricing is defined below.. The base charges must be added to the monthly Redundant Router Support charges for accurate billing.

Special NOTE: Custom routers, routers outside the below standards list, CANNOT use this Pricing for estimates. ALL Custom routers, not listed in this section require ERF and Bottoms up Pricing.

2.4
Special Note: Items with a "N" in the "Included in MSA?" column require IBM owner to do the following: 1. Submit a Custom Purchase Letter and 2. Attach the EZForm with all the details and pricing / citing the BEID file, version 2.x (or where ever you got the information) to kickoff the AT&T special handling process.

		AT&T Generally Available Service Schedule of Charges
	1.4.8 Redundant Router, Customer Premise Equipment, Standard Router Configurations Monthly, per router type	Per	Eligible Charges	Charge	Billing Element(s)	Included In MSA?
	Special AT&T Handling required to properly invoice below items.
	Cisco SMALL 1 Profile.. Features
	Note: The below Cisco 1720s are available from Manufacturer..
2.4	The following routers are considered AT&T "Standard" Routers... IOS. Suggested —>12.1.4 IP Plus..
	RC172001..1E/FE 2S 16F 32DRAM	Each	No	300.00	N/A	N
	RC172002..1E/FE 2S 2AS 16F 32DRAM	Each	No	300.00	N/A	N
2.5	~~RC172003..1E/FE 2S 1BRIST 16F 32DRAM~~	Each	No	500.00	N/A	N
2.5	RC172004..1E/FE 2S 1-ISDN-BRI-U 16F 32DRAM	Each	No	500.00	See Note 1	N
	RC172005..1E/FE 4S 16F 32DRAM	Each	No	500.00	See Note 1	N
	RC172006..1E/FE 2S 16F 48DRAM IOS	Each	No	400.00	See Note 1	N
	RC172007..1E/FE 2S 2AS 16F 48DRAM IOS	Each	No	400.00	See Note 1	N

1

2.5	RC172008..1E/FE 2S 1-ISDN-BRI-U 16F 48DRAM IOS	Each	No	500.00	See Note 1	N
	RC17200A..1E/FE 4S 16F 48DRAM IOS	Each	No	500.00	See Note 1	N
	Cisco SMALL 2 Profile..Features
	Note: The below Cisco 25xxs are available from Manufacturer in the short term but EOS is on horizon.
	Cisco 1720s are a good replacement for these 25xx routers
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 11.2.20P..
	RC250101..1E 2S 16F 16DRAM	Each	No	300.00	N/A	Y
	RC251401..2E 2S 16F 16DRAM	Each	No	500.00	See Note 1	N
	Cisco MEDIUM Profile..Features
	Note: The below Cisco 26xxs are available from Manufacturer..
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 12.1.4
	RC2610A1..1E 2S 16F 48DRAM	Each	No	500.00	See Note 1	N
2.5	RC2610A2..1E 2S 1-ISDN-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.5	RC2610A4..1E 2S 4-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.5	RC2610A6..1E 2S 8-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.4	RC2610A8..1E 2S 1-ISDN-PRI-T1 16F 48DRAM	Each	No	700.00	See Note 1	N
	RC2610AA..1E 4S 16F 48DRAM	Each	No	500.00	See Note 1	N
2.5	RC2610AB..1E 2S 4-ISDN-BRI-U 2AS 16F 48DRAM	Each	No	700.00	See Note 1	N
~~2.5~~	~~RC2610UB..1E 2S 2AS 4-BRI-U 16F 48D~~	~~Each~~	~~No~~	~~700.00~~	~~See Note 1~~	~~N~~

2

2.5	RC2610AC..1E 2S 1-ISDN-BRI-U 8AS 16F 48DRAM	Each	No	700.00	See Note 1	N
~~2.5~~	~~RC2610UD..1E 2S 8AS 1-BRI-U 16F 48D~~	~~Each~~	~~No~~	~~700.00~~	~~See Note 1~~	~~N~~
	RC2611A1..2E 2S 16F 48DRAM	Each	No	500.00	See Note 1	N
2.5	RC2611A2..2E 2S 1-ISDN-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.5	RC2611A4..2E 2S 4-ISDN-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.5	RC2611A6..2E 2S 8-ISDN-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.4	RC2611A8..2E 2S 1-ISDN-PRI-T1 16F 48DRAM	Each	No	700.00	See Note 1	N
	RC2611AA..2E 4S 16F 48DRAM	Each	No	500.00	See Note 1	N
	RC2612A1..1E 1TR 2S 16F 48DRAM	Each	No	500.00	See Note 1	N
2.5	RC2612A2..1E 1TR 2S 1-ISDN-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.5	RC2612A4..1E 1TR 2S 4-ISDN-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.5	RC2612A6..1E 1TR 2S 8-ISDN-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.4	RC2612A8..1E 1TR 2S 1-ISDN-PRI-T1 16F 48DRAM	Each	No	700.00	See Note 1	N
	RC2612AA..1E 1TR 4S 16F 48DRAM	Each	No	500.00	See Note 1	N
2.5	RC2612D1..1E 1TR 2S 16F 64DRAM	Each	No	TBD	See Note 1	N

3

2.5	RC2612D2..1E 1TR 2S 1-ISDN-BRI-U 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612D4..1E 1TR 2S 4-ISDN-BRI-U 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612D6..1E 1TR 2S 8-ISDN-BRI-U 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612D8..1E 1TR 2S 1-ISDN-PRI-T1 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612DA..1E 1TR 4S 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612V1..1E 1TR 2S 4V 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612V2..1E 1TR 2S 4V 1-ISDN-BRI-U 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612V4..1E 1TR 2S ENH-T1-V/F 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2612V6..1E 1TR 2S ENH-T1-V/F 1-ISDN-BRI-NT1 16F 64DRAM	Each	No	TBD	See Note 1	N
	RC2613A1..1 TR 2S 16F 48DRAM	Each	No	500.00	See Note 1	N
2.4	RC2613A2..1TR 2S 1-ISDN-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.4	RC2613A4..1TR 2S 4-ISDN-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.4	RC2613A6..1TR 2S 8-ISDN-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.4	RC2613A8..1TR 2S 1-ISDN-PRI-T1 16F 48DRAM	Each	No	700.00	See Note 1	N
	RC2613AA..1TR 4S 16F 48DRAM	Each	No	500.00	See Note 1	N

4

	RC2613AB..1TR 2S 2AS 16F 48DRAM	Each	No	700.00	See Note 1	N
~~2.5~~	~~RC2613AB..1TR 2S 2AS 16F 48DRAM~~	~~Each~~	~~No~~	~~700.00~~	~~See Note 1~~	~~N~~
2.5	RC2613AB..1TR 2S 16AS 16F 48DRAM	Each	No	700.00	See Note 1	N
~~2.5~~	~~RC2613UC..1TR 2S 2AS 4-ISDN-BRI-U 16F 48DRAM~~	~~Each~~	~~No~~	~~700.00~~	~~See Note 1~~	~~N~~
~~2.5~~	~~RC2613UD..1TR 2S 8AS 1-ISDN-BRI-U 16F 48DRAM~~	~~Each~~	~~No~~	~~700.00~~	~~See Note 1~~	~~N~~
2.5	RC2613AC..1TR 2S 2AS 4-ISDN-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.5	RC2613AD..1TR 2S 8AS 1-ISDN-BRI-U 16F 48DRAM	Each	No	700.00	See Note 1	N
2.5	RC2613V1..1TR 2S 4V 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2613V2..1TR 2S 4V 1-ISDN-BRI-U 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2613V4..1TR 2S ENH-T1-V/F 16F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2613V6..1TR 2S ENH-T1-V/F 1-ISDN-BRI-NT1 16F 64DRAM	Each	No	TBD	See Note 1	N
	RC2620A1..1E/FE 2S 16F 64DRAM	Each	No	550.00	See Note 1	N
2.5	RC2620A2..1E/FE 2S 1-ISDN-BRI-U 16F 64DRAM	Each	No	750.00	See Note 1	N
2.5	RC2620A4..1E/FE 2S 4-ISDN-BRI-U 16F 64DRAM	Each	No	750.00	See Note 1	N

5

2.5	RC2620A6..1E/FE 2S 8-ISDN-BRI-U 16F 64DRAM	Each	No	750.00	See Note 1	N
2.4	RC2620A8..1E/FE 2S1-ISDN-PRI-T1 16F 64DRAM	Each	No	750.00	See Note 1	N
	RC2620AA..1E/FE 4S 16F 64DRAM	Each	No	550.00	See Note 1	N
2.5	RC2620D1..1E/FE 2S 32F 64DRAM	Each	No	650.00	See Note 1	N
2.5	RC2620D2..1E/FE 2S 1-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620D4..1E/FE 2S 4-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620D6..1E/FE 2S 8-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620D8..1E/FE 2S 1-ISDN-PRI-T1 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620DA..1E/FE 4S 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620V1..1E/FE 2S 4V 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620V2..1E/FE 2S 4V 1-ISDN-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620V4..1E/FE 2S ENH-T1-V/F 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2620V6..1E/FE 2S ENH-T1-V/F 1-ISDN-BRI-NT1 32F 64DRAM	Each	No	TBD	See Note 1	N
	RC2621A1..2E/FE 2S 16 64DRAM	Each	No	550.00	See Note 1	N
2.4	RC2621A2..2E/FE 2S 1-ISDN-BRI-U 16F 64DRAM	Each	No	750.00	See Note 1	N

6

2.4	RC2621A4..2E/FE 2S 4-ISDN-BRI-U 16F 64DRAM	Each	No	750.00	See Note 1	N
2.4	RC2621A6..2E/FE 2S 8-ISDN-BRI-U 16F 64DRAM	Each	No	750.00	See Note 1	N
2.4	RC2621A8..2E/FE 2S 1-ISDN-PRI-T1 16F 64DRAM	Each	No	750.00	See Note 1	N
	RC2621AA..2E/FE 4S 16F 64DRAM	Each	No	550.00	See Note 1	N
2.5	RC2621D1..2E/FE 2S 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621D2..2E/FE 2S 1-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621D4..2E/FE 2S 4-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621D6..2E/FE 2S 8-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621D8..2E/FE 2S 1-ISDN-PRI-T1 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621DA..2E/FE 4S 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621V1..2E/FE 2S 4V 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621V2..2E/FE 2S 4V 1-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621V4..2E/FE 2S ENH-T1-V/F 32F 64DRAM	Each	No	TBD	See Note 1	N
2.5	RC2621V6..2E/FE 2S ENH-T1-V/F 1-ISDN-BRI-U 32F 64DRAM	Each	No	TBD	See Note 1	N
Cisco MEDIUM Profile .. Features

7

2.4	Note: The below Cisco 3620s are available from Manufacturer. NOTE: With some exceptions will NOT support IOS level 12.x or above..
2.4	The following routers are considered AT&T "Standard" Routers.. IOS.. Suggested —> 11.2.20P
	RC362001..1E 2S 16F 32DRAM	Each	No	500.00	See Note 1	N
	RC362002..2E 2S 16F 32DRAM	Each	No	700.00	See Note 1	N
	RC362003..1TR 1E 2S 16F 32DRAM	Each	No	700.00	See Note 1	N
	RC362004..2TR 2E 2S 16F 32DRAM	Each	No	700.00	See Note 1	N
	RC362005..2TR 2E 4S 16F 32DRAM	Each	No	700.00	See Note 1	N
2.4	RC362006..1E 2S 4-ISDN-BRI-S/T 16F 32DRAM	Each	No	700.00	See Note 1	N
2.4	RC362007..2E 2S 4-ISDN-BRI-S/T 16F 32DRAM	Each	No	900.00	See Note 1	N
2.4	RC362008..2TR 2E 2S 2-ISDN-BRI-S/T 16F 32DRAM	Each	No	900.00	See Note 1	N
~~2.5~~	~~RC362009..1FE 4S 16F 32DRAM~~	~~Each~~	~~No~~	~~800.00~~	~~See Note 1~~	~~N~~
2.5	RC362009..2E 4S 16F 32DRAM	Each	No	800.00	See Note 1	N
2.5	RC36200A..1E 1TR 2S 4-ISDN-BRI-S/T 16F 32DRAM	Each	No	TBD	See Note 1	N
2.5	RC36200B..2E 1S 1-ISDN-BRI-S/T 16F 32DRAM	Each	No	TBD	See Note 1	N
~~2.5~~	~~RC36200C..2E 4S 16F 32DRAM~~	~~Each~~	~~No~~	~~700.00~~	~~See Note 1~~	~~N~~
2.5	RC36200C..1E 1TR 1S 1-ISDN-BRI-S/T 16F 32DRAM	Each	No	700.00	See Note 1	N
2.5	RC36200D..1E 1S 1-ISDN-BRI-S/T 16F 32DRAM	Each	No	TBD	See Note 1	N
	RC3620A1..1E 2S 32F 64DRAM	Each	No	700.00	See Note 1	N
	RC3620A2..2E 2S 32F 64DRAM	Each	No	900.00	See Note 1	N
	RC3620A3..3E 2S 32F 64DRAM	Each	No	900.00	See Note 1	N
	RC3620A4..4E 2S 32F 64DRAM	Each	No	900.00	See Note 1	N
	Cisco LARGE Profile..Features
	Note: The below Cisco 3640s are available from Manufacturer..
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 11.2.20P
~~2.5~~	~~RC364001..2E 2S 32F 32DRAM~~	~~Each~~	~~No~~	~~1,000.00~~	~~See Note 1~~	~~N~~
2.5	RC364001..2E 2S 16F 32DRAM	Each	No	1,000.00	See Note 1	N
~~2.5~~	~~RC364002..2TR 2E 2S 32F 32DRAM~~	~~Each~~	~~No~~	~~1,200.00~~	~~See Note 1~~	~~N~~
2.5	RC364002..2TR 2E 2S 16F 32DRAM	Each	No	1,200.00	See Note 1	N
~~2.5~~	~~RC364003..2E 2S 8-ISDN-BRI-S/T 32F 32DRAM~~	~~Each~~	~~No~~	~~1,200.00~~	~~See Note 1~~	~~N~~
2.5	RC364003..2E 2S 8-ISDN-BRI-S/T 16F 32DRAM	Each	No	1,200.00	See Note 1	N
~~2.5~~	~~RC364004..2TR 2E 2S 8-ISDN-BRI-S/T 32F 32DRAM~~	~~Each~~	~~No~~	~~1,400.00~~	~~See Note 1~~	~~N~~
2.5	RC364004..2E 2TR 2S 8-ISDN-BRI-S/T 16F 32DRAM	Each	No	1,400.00	See Note 1	N
~~2.5~~	~~RC364005..2E 2S 1-ISDN-PRI-T1 32F 32DRAM~~	~~Each~~	~~No~~	~~1,200.00~~	~~See Note 1~~	~~N~~

8

2.5	RC364005..2E 2S 1-ISDN-PRI-T1 16F 32DRAM	Each	No	1,200.00	See Note 1	N
~~2.5~~	~~RC364006..2TR 2E 2S 1-ISDN-PRI-T1 32F 32DRAM~~	~~Each~~	~~No~~	~~1,400.00~~	~~See Note 1~~	~~N~~
2.5	RC364006..2E 2TR 2S 1-ISDN-PRI-T1 16F 32DRAM	Each	No	1,400.00	See Note 1	N
~~2.5~~	~~RC364007..1FE 4S 32F 64DRAM~~	~~Each~~	~~No~~	~~1,300.00~~	~~See Note 1~~	~~N~~
2.5	RC364007..1FE 4S 16F 64DRAM	Each	No	1,300.00	See Note 1	N
~~2.5~~	~~RC364008..1FE 4S 1-ISDN-PRI-T1 32F 64DRAM~~	~~Each~~	~~No~~	~~1,500.00~~	~~See Note 1~~	~~N~~
2.5	RC364008..1FE 4S 1-ISDN-PRI-T1 16F 64DRAM	Each	No	1,500.00	See Note 1	N
~~2.5~~	~~RC36400B..1TR 1E 2S 32F 32DRAM~~	~~Each~~	~~No~~	~~1,000.00~~	~~See Note 1~~	~~N~~
2.5	RC36400B..1E 1TR 2S 16F 32DRAM	Each	No	1,000.00	See Note 1	N
~~2.5~~	~~RC36400C..1E 2S 32F 32DRAM~~	~~Each~~	~~No~~	~~1,000.00~~	~~See Note 1~~	~~N~~
2.5	RC36400C..1E 2S 16F 32DRAM	Each	No	1,000.00	See Note 1	N
~~2.5~~	~~RC36400D..2E 4S 32F 32DRAM~~	~~Each~~	~~No~~	~~1,200.00~~	~~See Note 1~~	~~N~~
2.5	RC36400D..2E 4S 16F 32DRAM	Each	No	1,200.00	See Note 1	N
~~2.5~~	~~RC36400E..2TR 2E 4S 32F 32DRAM~~	~~Each~~	~~No~~	~~1,200.00~~	~~See Note 1~~	~~N~~
2.5	RC36400E..2E 2TR 4S 16F 32DRAM	Each	No	1,200.00	See Note 1	N
~~2.5~~	~~RC36400F..FE 4S 4-ISDN-BRI-S/T 32F 64DRAM~~	~~Each~~	~~No~~	~~1,200.00~~	~~See Note 1~~	~~N~~
2.5	RC36400F..1FE 4S 4-ISDN-BRI-S/T 16F 32DRAM	Each	No	1,200.00	See Note 1	N
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 11.2.20P or 12.1.4 for L2TP
	RC3640A3..3E, 2S, 32F 64DRAM	Each	No	1,100.00	See Note 1	N
	RC3640A4..4E, 2S, 32F 64DRAM	Each	No	1,100.00	See Note 1	N
2.4	RC3640A5..2E 2 TR 2S 16F 64DRAM	Each	No	1,500.00	See Note 1	N
2.4	RC3640A6..2E 2TR 2S 1-ISDN-PRI-T1 16F 64DRAM	Each	No	1,700.00	See Note 1	N
2.5	RC3640D1..2E 2S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640D2..2E 2TR 2S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640D3..2E 2S 8-ISDN-BRI-S/T 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640D4..2E 2TR 2S 8-ISDN-BRI-S/T 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640D6..2E 2TR 2S 1-ISDN-PRI-T1 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640D7..1FE 4S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640D8..1FE 4S 1-ISDN-PRI-T1 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DB..1E 1TR 2S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DC..1E 2S 32F 96DRAM	Each	No	TBD	See Note 1	N

9

2.5	RC3640DD..2E 4S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DE..2E 2TR 4S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DF..1FE 4S 4-ISDN-BRI-S/T 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DG..1FE 2S 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DH..1FE 2S 1-ISDN-PRI-T1 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC3640DI..1FE 2S 1-ISDNPRI-T1 32F 96DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V1A..1E 2S 8AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V5A..1E 1TR 2S 8AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V9A..2E 2S 8AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VDA..1FE 2S 8AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VHA..1FE 1TR 2S 8AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VLA..2FE 2S 8AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V1B..1E 1S 8AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V5B..1E 1TR 1S 8AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V9B..2E 1S 8AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VDB..1FE 1S 8AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VHB..1FE 1TR 1S 8AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VLB..2FE 1S 8AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V2A..1E 2S 12AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V6A..1E 1TR 2S 12AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VAA..2E 2S 12AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VEA..1FE 2S 12AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VIA..1FE 1TR 2S 12AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VMA..2FE 2S 12AV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V2B..1E 1S 12AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V6B..1E 1TR 1S 12AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N

10

2.5	RC364VAB..2E 1S 12AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VEB..1FE 1S 12AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VIB..1FE 1TR 1S 12AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VMB..2FE 1S 12AV 1-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V3A..1E 2S 24DV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V7A..1E 1TR 2S 24DV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VBA..2E 2S 24DV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VFA..1FE 2S 24DV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VJA..1FE 1TR 2S 24DV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VNA..1FE 2S 24DV 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V3B..1E 2S 24DV 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V7B..1E 1TR 2S 24DV 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VBB..2E 2S 24DV 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VFB..1FE 2S 24DV 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VJB..1FE 1TR 2S 24DV 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VNB..2FE 2S 24DV 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V3C..1E 2S 24DV 8-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V7C..1E 1TR 2S 24DV 8-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VBC..2E 2S 24DV 8-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VFC..1FE 2S 24DV 8-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VJC..1FE 1TR 2S 24DV 8-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VNC..2FE 2S 24DV 8-ISDN-BRI-S/T 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V3D..1E 2S 24DV 1-ISDN-PRI-T1 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364V7D..1E 1TR 2S 24DV 1-ISDN-PRI-T1 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VBD..2E 2S 24DV 1-ISDN-PRI-T1 32F 128DRAM	Each	No	TBD	See Note 1	N

11

2.5	RC364VFD..1FE 2S 24DV 1-ISDN-PRI-T1 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VJD..1FE 1TR 2S 24DV 1-ISDN-PRI-T1 32F 128DRAM	Each	No	TBD	See Note 1	N
2.5	RC364VND..2FE 2S 24DV 1-ISDN-PRI-T1 32F 128DRAM	Each	No	TBD	See Note 1	N
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 11.2.20P
	RC36408E..8E 2S 16F 64DRAM	Each	No	1,400.00	See Note 1	N
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 12.1.4
	RC3640H1..2E 4S 1-HSSI 32F 128DRAM	Each	No	2,000.00	See Note 1	N
	RC3640H2..2E 2TR 4S 1-HSSI 32F 128DRAM	Each	No	2,200.00	See Note 1	N
~~2.5~~	~~RC3640H3..1FE 4S 1-HSSI 32F 128DRAM~~	~~Each~~	~~No~~	~~2,100.00~~	~~See Note 1~~	~~N~~
2.4	RC3640H4..2E 1-HSSI 1-ISDN-PRI-T132F 128DRAM	Each	No	2,100.00	See Note 1	N
~~2.5~~	~~RC3640H5..2E 2TR 1-ISDN-PRI-T1 32F 128DRAM~~	~~Each~~	~~No~~	~~2,300.00~~	~~See Note 1~~	~~N~~
2.5	RC3640H5..2E 2TR 1-HSSI 1-ISDN-PRI-T1 32F 128DRAM	Each	No	2,300.00	See Note 1	N
2.4	RC3640H6..1FE 1-HSSI 1-ISDN-PRI-T1 32F 128DRAM	Each	No	2,200.00	See Note 1	N
	RC3640H7..2E 2-HSSI 32F 128DRAM	Each	No	2,200.00	See Note 1	N
	RC3640H8..2E 2TR 2-HSSI 32F 128DRAM	Each	No	2,500.00	See Note 1	N
~~2.5~~	~~RC3640H9..1FE 2-HSSI 32F 128DRAM~~	~~Each~~	~~No~~	~~2,300.00~~	~~See Note 1~~	~~N~~
2.5	RC3640H9..1FE 3-HSSI 32F 128DRAM	Each	No	2,300.00	See Note 1	N
	RC3640HA..1-HSSI 4-ISDN-BRI-S/T 32F 128DRAM	Each	No	1,800.00	See Note 1	N
	RC3640HB..1FE 1-HSSI 32F 128DRAM	Each	No	1,800.00	See Note 1	N
	RC3640HC..2E 2S 1-HSSI 32F 128DRAM	Each	No	1,900.00	See Note 1	N
	Cisco XLARGE 1 Profile .. Features
	Note: The below Cisco 366Xs are available from Manufacturer..
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 12.1.4
~~2.5~~	~~RC366001..1E/FE 2E 2TR 4S 32F 128DRAM~~	~~Each~~	~~No~~	~~$2,400~~	~~See Note 1~~	~~N~~
~~2.5~~	~~RC366002..2E/FE 4S 32F 128DRAM~~	~~Each~~	~~No~~	~~$2,200~~	~~See Note 1~~	~~N~~	~~?~~
2.4	RC3660A3..1E 1E/FE 2S 32F 128DRAM	Each	No	TBD	See Note 1	N	?
2.4	RC3660A4..2E 2E/FE 2S 32F 128DRAM	Each	No	TBD	See Note 1	N	?
	RC366003..1E/FE 4S 32F 128DRAM	Each	No	$2,200	See Note 1	N

12

2.5	CISCO 3661 ROUTER CONFIGURATIONS
2.5	RC366001..1E/FE 2E 2TR 4S 32F 128DRAM	Each	No	$2,400	See Note 1	N
	RC3661H1..1E/FE 1-HSSI 32F 128DRAM	Each	No	$2,200	See Note 1	N
2.4	RC3661H2..1E 1E/FE, 1TR, 1-HSSI, 32F 128DRAM	Each	No	$2,400	See Note 1	N
	RC3661H3..1E/FE 2E 2TR 4S 1-HSSI, 32F 128DRAM	Each	No	$2,500	See Note 1	N
	RC3661H4..1E/FE 4S 1-HSSI, 32F 128DRAM	Each	No	$2,400	See Note 1	N
	RC3661H5..1E/FE 2E 2TR 2-HSSI, 32F 128DRAM	Each	No	$2,800	See Note 1	N
	RC3661H6..1E/FE 2-HSSI, 32F 128DRAM	Each	No	$2,500	See Note 1	N
2.5	CISCO 3662 ROUTER CONFIGURATIONS
2.5	RC366002..2E/FE 4S 32F 128DRAM	Each	No	$2,200	See Note 1	N
	RC3662A3..2E/FE 1E 2S 32F 128DRAM	Each	No	$2,200	See Note 1	N
	RC3662A4..2E/FE 2E 2S 32F 128DRAM	Each	No	$2,200	See Note 1	N
	RC3662H1..2E/FE 1-HSSI 32F 128DRAM	Each	No	$2,500	See Note 1	N
	RC3662H2..2E/FE 4S 1-HSSI, 32F 128DRAM	Each	No	$2,500	See Note 1	N
	RC3662H3..2E/FE 2-HSSI, 32F 128DRAM	Each	No	$2,800	See Note 1	N
	Cisco XLARGE 2 Profile..Features
	Note: The below Cisco 7204s are available from Manufacturer..
2.4	The following routers are considered AT&T "Standard" Routers.. IOS Suggested —> 12.1.4
2.4	RC724HW1..4E 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,300	See Note 1	N
2.4	RC724HW2..4TR 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,300	See Note 1	N
2.4	RC724HW3..4E 4TR 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,500	See Note 1	N
2.4	RC724HW4..4E 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,500	See Note 1	N

13

2.4	RC724HW5..4TR 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,500	See Note 1	N
2.4	RC724HW6..4E 4TR 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,700	See Note 1	N
2.4	RC724HW7..8E 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,600	See Note 1	N
2.4	RC724HW8..4TR 2HSSI FLD48 MEM128 NPE-225 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,600	See Note 1	N
2.4	RC724HW9..8E 4TR 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,800	See Note 1	N
2.4	RC724FW1..1FE 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,600	See Note 1	N
2.4	RC724FW2..2FE4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,900	See Note 1	N
2.4	RC724FW3..1FE 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,800	See Note 1	N
2.4	RC724FW4..2FE 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$3,100	See Note 1	N
2.4	RC724FW5..1FE 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,900	See Note 1	N
2.4	RC724FW6..2E 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$3,200	See Note 1	N
2.4	RC724XW1..4E, 4S, FLD48, MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,000	See Note 1	N
2.4	RC724XW2..4TR, 4S, FLD48, MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,000	See Note 1	N

14

2.4	RC724XW3..4E, 4TR, 4S, FLD48, MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET PROTOCOL	Each	No	$2,200	See Note 1	N
2.4	RC724XW4..8E, 4TR, 4S, FLD48, MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,400	See Note 1	N
2.4	RC724XW5..4E 4S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,200	See Note 1	N
2.4	RC724XW6..4TR 4S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,200	See Note 1	N
2.4	RC724XW7..4E 4TR 4S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,400	See Note 1	N
2.4	RC724XW8..4E 4TR 8S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL	Each	No	$2,800	See Note 1	N
	Interdomain Router Configurations
2.4	RC724XD1..4E 4S FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,200	See Note 1	N
2.4	RC724XD2..4TR 4S FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,200	See Note 1	N
2.4	RC724XD3..4E 4TR 4S FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,400	See Note 1	N
2.4	RC724XD4..8E 4TR 4S FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,600	See Note 1	N
2.4	RC724XD5..4E 4S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,400	See Note 1	N
2.4	RC724XD6..4TR 4S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,400	See Note 1	N

15

2.4	RC724XD7..4E 4TR 4S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,800	See Note 1	N
2.4	RC724XD8..4E 4TR 8S 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$3,000	See Note 1	N
2.4	RC724HD1..4E 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,500	See Note 1	N
2.4	RC724HD2..4TR 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,500	See Note 1	N
2.4	RC724HD3..4E 4TR 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,700	See Note 1	N
2.4	RC724HD4..4E 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,700	See Note 1	N
2.4	RC724HD5..4TR 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,700	See Note 1	N
2.4	RC724HD6..4E 4TR 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,900	See Note 1	N
2.4	RC724HD7..8E 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,800	See Note 1	N
2.4	RC724HD8..4TR 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,800	See Note 1	N
2.4	RC724HD9..8E 4TR 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$3,000	See Note 1	N
2.4	RC724FD1..1FE 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$2,800	See Note 1	N

16

2.4	RC724FD2..2FE 4S 1HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$3,100	See Note 1	N
2.4	RC724FD3..1FE 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$3,000	See Note 1	N
2.4	RC724FD4..2FE 1HSSI 2-ISDN-PRI-T1 FLD48 MEM128 NPE-225 I/O WAN-PACKET-PROTOCOL AND IDS	Each	No	$3,300	See Note 1	N
2.4	RC824FD5..1FE 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$3,100	See Note 1	N
2.4	RC724FD6..2FE 2HSSI FLD48 MEM128 NPE-225 I/O 1PWR-SUPPLY WAN-PACKET-PROTOCOL AND IDS	Each	No	$3,400	See Note 1	N
2.4	Cisco 7505 Routers (Unique Configurations) are available but require ERF to solution	Each	No	TBD	See Note 1	N
2.4	Cisco 7507 Routers (Unique Configurations) are available but require ERF to solution	Each	No	TBD	See Note 1	N
2.4	Legend: E=10bT Ethernet, FE=100bT Fast Ethernet, TR=Token Ring, S=Serial, IDS=InterDomain Switching, HSSI=High Speed Serial Interface, FDDI=Fiber Distributed Data Interface, F=Flash Memory, DRAM=Dynamic Random Access Memory, ISDN-BRI=2 ISDN 64k Dial Connections, ISDN-PRI=23 ISDN 64k Dial Connections 1E/FE=10/100bT Ethernet, NPE-225=Network Processing Engine, RSP2= Route/Switch Processor 110Mhz I/O=Input/Output, 1PWR-SUPPLY=1 Power Supply in Chassis, WAN-PACKET-PROTOCOL=Feature License V=VOICE, AV=Analog Voice, DV=Digital Voice, 24DV=Single Port 24 Enhanced Channel T1 Voice/Fax 8AV=8 Voice Analog Port, 12AV=12 Voice Analog Port,

17

Appendix "B" (Continued)

MDNS Router Base charges for "Non-Standard" Redundant Router Support pricing is defined below.. The base charges must be added to the monthly Redundant Router Support charges for accurate billing. The listed Routers may or may not be available from Manufacturer or AT&T.

Cisco Small 1 Profile..Features
Note: The below Cisco 1720s are available from Manufacturer..
The following routers are NOT considered AT&T "Standard" Routers
RC172003 Cisco Small 1..1E/FE 2S 1 ISDN BRIST 16F 32DRAM	Each	No	500.00	N/A
Cisco Small 2 Profile..Features
Note: The below Cisco 25xxs are available from Manufacturer in the short term but EOS is on horizon.
Cisco 1720s are a good replacement for these 25xx routers
The following routers are NOT considered AT&T "Standard" Routers
RC250102 Cisco Small 2..1E 2S 16F 8DRAM	Each	No	300.00	N/A	Y
RC250301..1E 2S 1-ISDN-BRI 16F 16DRAM	Each	No	500.00	See Note 1	N
RC250302 Cisco Small 2..1E 2S1-ISDN-BRI 16F 8DRAM	Each	No	500.00	N/A	N
RC250701..1E-16H 2S 16F 16DRAM	Each	No	500.00	See Note 1	N
RC250702 Cisco Small 2..1E-16H 2S 16F 8DRAM	Each	No	500.00	N/A	N
RC251402 Cisco Small 2..2E 2S 16F 8DRAM	Each	No	500.00	N/A	N
RC252002 Cisco Small 2..1E 4S ISDN 16F 8DRAM	Each	No	500.00	N/A	N
Cisco Small 2 Profile..Features
Note: The below Cisco 25xx routers have an End of Sale (EOS) or last date manufactured of 3-27-2001
The following routers are NOT considered AT&T "Standard" Routers
The Cisco 2613 is an AT&T "Standard" Router that replaces the Token Ring supported routers below
RC250201 Cisco Small 2..1TR 2S 16F 16DRAM	Each	No	300.00	N/A	N
RC250401 Cisco Small 2..1TR 2S ISDN-BRI 16F 16DRAM	Each	No	500.00	N/A	N
RC250501 Cisco Small 2..1E-8H 2S 16F 16DRAM	Each	No	500.00	N/A	N
RC251301 Cisco Small 2..1E 1TR 2S 16F 16DRAM	Each	No	500.00	N/A	N
RC251501 Cisco Small 2..2TR 2S 16F 16DRAM	Each	No	500.00	N/A	N
2520LF Cisco Small 2..1E 4S ISDN 16F 16DRAM	Each	No	500.00	N/A	N
RC252101 Cisco Small 2..1TR 4S ISDN 16F 16DRAM	Each	No	500.00	N/A	N

18

RC252201 Cisco Small 2..1E 10S ISDN 16F 16DRAM	Each	No	500.00	N/A	N
RC252301 Cisco Small 2..1TR 4S ISDN 16F 16DRAM	Each	No	500.00	N/A	N
RC250202 Cisco Small 2..1TR 2S 16F 8DRAM	Each	No	300.00	N/A	N
RC250402 Cisco Small 2..1TR 2S ISDN-BRI 16F 8DRAM	Each	No	500.00	N/A	N
RC250502 Cisco Small 2..1E-8H 2S 16F 8DRAM	Each	No	500.00	N/A	N
RC251302 Cisco Small 2..1E 1TR 2S 16F 8DRAM	Each	No	500.00	N/A	N
RC251502 Cisco Small 2..2TR 2S 16F 8DRAM	Each	No	500.00	N/A	N
2520LF Cisco Small 2..1E 4S ISDN 16F 8DRAM	Each	No	500.00	N/A	N
RC252001..1E 4S ISDN 16F 16DRAM	Each	No	500.00	See Note 1	N
RC252102 Cisco Small 2..1TR 4S ISDN 16F 8DRAM	Each	No	500.00	N/A	N
RC252202 Cisco Small 2..1E 10S ISDN 16F 8DRAM	Each	No	500.00	N/A	N
RC252302 Cisco Small 2..1TR 4S ISDN 16F 8DRAM	Each	No	500.00	N/A	N
Cisco Medium Profile..Features
The following routers are NOT considered AT&T "Standard" Routers
RC261001 Cisco Medium..1E 2S 16F 40DRAM	Each	No	500.00	N/A	N
RC261002 Cisco Medium..1E 2S ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261004 Cisco Medium..1E 2S 4ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261006 Cisco Medium..1E 2S 8ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261008 Cisco Medium..1E 2S ISDN-PRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261101 Cisco Medium..2E 2S 16F 40DRAM	Each	No	500.00	N/A	N
RC261102 Cisco Medium..2E 2S ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261104 Cisco Medium..2E 2S 4ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261106 Cisco Medium..2E 2S 8ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261108 Cisco Medium..2E 2S ISDN-PRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261201 Cisco Medium..1E 1TR 2S 16F 40DRAM	Each	No	500.00	N/A	N
RC261202 Cisco Medium..1E 1TR 2S ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N

19

RC261204 Cisco Medium..1E 1TR 2S 4ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261206 Cisco Medium..1E 1TR 2S 8ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261208 Cisco Medium..1E 1TR 2S ISDN-PRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261301 Cisco Medium..1TR 2S 16F 40DRAM	Each	No	500.00	N/A	N
RC261302 Cisco Medium..1TR 2S ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261304 Cisco Medium..1TR 2S 4ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261306 Cisco Medium..1TR 2S 8ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC261308 Cisco Medium..1TR 2S ISDN-PRI 16F 40DRAM	Each	No	700.00	N/A	N
RC262001 Cisco Medium..1E/FE 2S 16F 40DRAM	Each	No	500.00	N/A	N
RC262002 Cisco Medium..1E/FE 2S ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC262004 Cisco Medium..1E/FE 2S 4ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC262006 Cisco Medium..1E/FE 2S 8ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC262008 Cisco Medium..1E/FE 2S ISDN-PRI 16F 40DRAM	Each	No	700.00	N/A	N
RC262101 Cisco Medium..2E/FE 2S 16 40DRAM	Each	No	500.00	N/A	N
RC262102 Cisco Medium..2E/FE 2S ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC262104 Cisco Medium..2E/FE 2S 4ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC262106 Cisco Medium..2E/FE 2S 8ISDN-BRI 16F 40DRAM	Each	No	700.00	N/A	N
RC262108 Cisco Medium..2E/FE 2S ISDN-PRI 16F 40DRAM	Each	No	700.00	N/A	N
Note: The below Cisco 16xxs are NOT available from Manufacturer.. The following routers are NOT considered AT&T "Standard" Routers
RC160101 Cisco Small 1..1E 2S 16F 10DRAM	Each	No	300.00	N/A	N
RC160102 Cisco Small 1..1E 2S 12F 6DRAM	Each	No	300.00	N/A	N
RC160301 Cisco Small 1..1E2S ISDN-BRI 16F 10DRAM	Each	No	500.00	N/A	N
RC160302 Cisco Small 1..1E 2S ISDN-BRI 12F 6DRAM	Each	No	500.00	N/A	N
1605-R Cisco Small 1..2E 2S WAN I-F 8F 16DRAM	Each	No	500.00	N/A	N
1605-R Cisco Small 1..2E 2S WAN I-F 8F 12DRAM	Each	No	500.00	N/A	N

20

Note: The below Cisco 4500s are NOT available from Manufacturer.. The following routers are considered AT&T "Standard" Routers
RC450001 Cisco Large..2E 2S 16F 32DRAM 16SH	Each	No	1,000.00	N/A	N
RC450002 Cisco Large..1TR 2S 16F 32DRAM 16SH	Each	No	1,000.00	N/A	N
RC452T2S Cisco Large..2TR 2S 16F 32DRAM 16SH	Each	No	1,200.00	N/A	N
RC450003 Cisco Large..2E 2TR 2S 16F 32DRAM 17SH	Each	No	1,200.00	N/A	N
RC450004 Cisco Large..2E 4S 16F 32DRAM 16SH	Each	No	1,200.00	N/A	N
RC450005 Cisco Large..2TR 4S 16F 32DRAM 16SH	Each	No	1,200.00	N/A	N
RC450006 Cisco Large..2E 2TR 4S 16F 32DRAM 16SH	Each	No	1,200.00	N/A	N
RC450007 Cisco Large..2E 2S 9ISDN-BRI 16F 32DRAM 16SH	Each	No	1,400.00	N/A	N
RC450008 Cisco Large..1TR 2S 8ISDN-BRI 32DRAM 16SH	Each	No	1,200.00	N/A	N
RC450009 Cisco Large..2E 4S 8ISDN-BRI 16F 32DRAM 16SH	Each	No	1,400.00	N/A	N
RC45000A Cisco Large..2TR 4S 8ISDN-BRI 16F 32DRAM 16SH	Each	No	1,400.00	N/A	N
RC45000B Cisco Large..2E 2S ISDN-PRI 16F 32DRAM 16SH	Each	No	1,400.00	N/A	N
RC45000C Cisco Large..1TR 2S ISDN-PRI 16F 32DRAM 16SH	Each	No	1,200.00	N/A	N
RC45000D Cisco Large..2E 4S ISDN-PRI 16F 32DRAM 16SH	Each	No	1,400.00	N/A	N
RC45000E Cisco Large..2TR 4S ISDN-PRI 16F 32DRAM 16SH	Each	No	1,400.00	N/A	N
4500 Cisco Large..2E 1TR 2S 16F 32DRAM 16SH	Each	No	1,200.00	N/A	N
4500 Cisco Large..2TR 2S 16F 32DRAM 16SH	Each	No	1,200.00	N/A	N
Note: The below Cisco 4700s are NOT available from Manufacturer.. The following routers are NOT considered AT&T "Standard" Routers
RC472E2S Cisco XLarge 1..2E 2S 16F 64DRAM 16SH	Each	No	1,350.00	N/A	N
RC471E2S Cisco XLarge 1..1TR 2S 16F 64DRAM 16SH	Each	No	1,350.00	N/A	N
4700 Cisco XLarge 1..2E 1TR 2S 16F 64DRAM 16SH	Each	No	1,550.00	N/A	N
RC472T2S Cisco XLarge 1..2TR 2S 16F 64DRAM 16SH	Each	No	1,550.00	N/A	N
RC472E2T2S Cisco XLarge 1..2E 2TR 2S 16F 64DRAM 16SH	Each	No	1,550.00	N/A	N
RC470011 Cisco XLarge 1..2E 4S 16F 64DRAM 16SH	Each	No	1,350.00	N/A	N

21

RC470012 Cisco XLarge 1..2TR 4S 16F 64DRAM 16SH	Each	No	1,550.00	N/A	N
RC470013 Cisco XLarge 1..2E 2TR 4S 16F 64DRAM 16SH	Each	No	1,550.00	N/A	N
RC470014 Cisco XLarge 1..2E 4S ISDN-PRI 16F 64DRAM 16SH	Each	No	1,550.00	N/A	N
RC470015 Cisco XLarge 1..2TR 4S ISDN-PRI 16F 64DRAM 16SH	Each	No	1,750.00	N/A	N
Note: The below Cisco 4500s are NOT available from Manufacturer.. The following routers are NOT considered AT&T "Standard" Routers
RC45000F Cisco XLarge (W/HS Interface)..2E 4S HSSI 16F 32DRAM 16SH	Each	No	1,300.00	N/A	N
RC45000G Cisco XLarge (W/HS Interface)..2TR 4S HSSI 16F 32DRAM 16SH	Each	No	1,500.00	N/A	N
RC45000H Cisco XLarge (W/HS Interface)..FDDI 4S HSSI 16F 32DRAM 16SH	Each	No	1,600.00	N/A	N
RC45000I Cisco XLarge (W/HS Interface)..FE 4S HSSI 16F 32DRAM 16SH	Each	No	1,600.00	N/A	N
RC45000J Cisco XLarge (W/HS Interface)..2E HSSI ISDN-PRI 16F 32DRAM 16SH	Each	No	1,500.00	N/A	N
RC45000K Cisco XLarge (W/HS Interface)..2TR HSSI ISDN-PRI 16F 32DRAM 16SH	Each	No	1,700.00	N/A	N
RC45000K Cisco XLarge (W/HS Interface)..FDDI HSSI ISDN-PRI 16F 32DRAM 16SH	Each	No	1,800.00	N/A	N
RC45000M Cisco XLarge (W/HS Interface)..FE HSSI ISDN-PRI 16F 32DRAM 16SH	Each	No	1,800.00	N/A	N
RC45000N Cisco XLarge (W/HS Interface)..2E 2HSSI 16F 32DRAM 16SH	Each	No	1,600.00	N/A	N
RC45000O Cisco XLarge (W/HS Interface)..2TR 2HSSI 16F 32DRAM 16SH	Each	No	1,800.00	N/A	N
RC45000P Cisco XLarge (W/HS Interface)..FDDI 2HSSI 16F 32DRAM 16SH	Each	No	1,900.00	N/A	N
RC45000Q Cisco XLarge (W/HS Interface)..FE 2HSSI 16F 32DRAM 16SH	Each	No	1,900.00	N/A	N

22

Note: The below Cisco 4700s are NOT available from Manufacturer.. The following routers are NOT considered AT&T "Standard" Routers
RC470001 Cisco XLarge 1 (W/Opt Interfaces)..2E 4S HSSI 16F 64DRAM 16SH	Each	No	1,850.00	N/A	N
RC470002 Cisco XLarge 1 (W/Opt Interfaces)..2TR 4S HSSI 16F 64DRAM 16SH	Each	No	1,850.00	N/A	N
RC470003 Cisco XLarge 1 (W/Opt Interfaces)..FDDI 4S HSSI 16F 64DRAM 16SH	Each	No	2,150.00	N/A	N
RC470004 Cisco XLarge 1 (W/Opt Interfaces)..FE 4S HSSI 16F 64DRAM 16SH	Each	No	2,150.00	N/A	N
RC470005 Cisco XLarge 1 (W/Opt Interfaces)..2E HSSI ISDN-PRI 16F 64DRAM 16SH	Each	No	2,050.00	N/A	N
RC470006 Cisco XLarge 1 (W/Opt Interfaces)..2TR HSSI ISDN-PRI 16F 64DRAM 16SH	Each	No	2,050.00	N/A	N
RC470007 Cisco XLarge 1 (W/Opt Interfaces)..FDDI HSSI ISDN-PRI 16F 64DRAM 16SH	Each	No	2,150.00	N/A	N
RC470008 Cisco XLarge 1 (W/Opt Interfaces)..FE HSSI ISDN-PRI 16F 64DRAM 16SH	Each	No	2,150.00	N/A	N
RC470009 Cisco XLarge 1 (W/Opt Interfaces)..2E 2HSSI 16F 64DRAM 16SH	Each	No	2,150.00	N/A	N
RC47000A Cisco XLarge 1 (W/Opt Interfaces)..2TR 2HSSI 16F 64DRAM 16SH	Each	No	2,150.00	N/A	N
RC47000B Cisco XLarge 1 (W/Opt Interfaces)..FDDI 2HSSI 16F 64DRAM 16SH	Each	No	2,250.00	N/A	N
RC47000C Cisco XLarge 1 (W/Opt Interfaces)..FE 2HSSI 16F 64DRAM 16SH	Each	No	2,250.00	N/A	N
Note: The below Cisco 7204s are NOT available from Manufacturer.. The following routers are NOT considered AT&T "Standard" Routers
RC720401 Cisco XLarge 2..4E 4S 32F 64DRAM 16SH NPE-100	Each	No	1,950.00	N/A	N
RC720402 Cisco XLarge 2..4TR 4S 32F 64DRAM 16SH NPE-100	Each	No	1,950.00	N/A	N
RC720403 Cisco XLarge 2..4E 4TR 4S 32F 64DRAM 16SH NPE-100	Each	No	1,950.00	N/A	N
RC720404 Cisco XLarge 2..8E 4TR 4S 32F 64DRAM 16SH NPE-100	Each	No	2,150.00	N/A	N

23

RC720405 Cisco XLarge 2..4E 4S 2ISDN-PRI 32F 64DRAM 16SH NPE-100	Each	No	2,150.00	N/A	N
RC720406 Cisco XLarge 2..4TR 4S 2ISDN-PRI 32F 64DRAM 16SH NPE-100	Each	No	2,150.00	N/A	N
RC720407 Cisco XLarge 2..4E 4TR 4S 2ISDN-PRI 32F 64DRAM 16SH NPE-100	Each	No	2,150.00	N/A	N
RC720408 Cisco XLarge 2..4E 4TR 8S 2ISDN-PRI 32F 64DRAM 16SH NPE-100	Each	No	2,150.00	N/A	N
RC720409 Cisco XLarge 2 (W/Opt Interfaces)..4E 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,250.00	N/A	N
RC72040A Cisco XLarge 2 (W/Opt Interfaces)..4TR 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,250.00	N/A	N
RC72040B Cisco XLarge 2 (W/Opt Interfaces)..4E 4TR 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,450.00	N/A	N
RC72040C Cisco XLarge 2 (W/Opt Interfaces)..FDDI 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,550.00	N/A	N
RC72040D Cisco XLarge 2 (W/Opt Interfaces)..FE 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,550.00	N/A	N
RC72040E Cisco XLarge 2 (W/Opt Interfaces)..2FE 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,850.00	N/A	N
RC72040F Cisco XLarge 2 (W/Opt Interfaces)..FE FDDI 4S HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,850.00	N/A	N
RC72040G Cisco XLarge 2 (W/Opt Interfaces)..4E HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,450.00	N/A	N
RC72040H Cisco XLarge 2 (W/Opt Interfaces)..4TR HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,650.00	N/A	N
RC72040I Cisco XLarge 2 (W/Opt Interfaces)..4E 4TR HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,650.00	N/A	N
RC72040J Cisco XLarge 2 (W/Opt Interfaces)..FDDI HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,750.00	N/A	N
RC72040K Cisco XLarge 2 (W/Opt Interfaces)..FE HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,750.00	N/A	N
RC72040L Cisco XLarge 2 (W/Opt Interfaces)..2FE HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	3,050.00	N/A	N

24

RC72040M Cisco XLarge 2 (W/Opt Interfaces)..FE HSSI 2ISDN-PRI 32F 128DRAM 16SH NPE-200	Each	No	2,750.00	N/A	N
RC72040N Cisco XLarge 2 (W/Opt Interfaces)..8E 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,750.00	N/A	N
RC72040O Cisco XLarge 2 (W/Opt Interfaces)..4TR 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,550.00	N/A	N
RC72040P Cisco XLarge 2 (W/Opt Interfaces)..8E 4TR 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,750.00	N/A	N
RC72040Q Cisco XLarge 2 (W/Opt Interfaces)..FDDI 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,850.00	N/A	N
RC72040R Cisco XLarge 2 (W/Opt Interfaces)..FE 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	2,850.00	N/A	N
RC72040S Cisco XLarge 2 (W/Opt Interfaces)..2FE 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	3,150.00	N/A	N
RC72040T Cisco XLarge 2 (W/Opt Interfaces)..FE FDDI 2HSSI 32F 128DRAM 16SH NPE-200	Each	No	3,150.00	N/A	N

25

QuickLinks

  Business Partner Agreement
  International Services Profile
DETAILS OF OUR RELATIONSHIP (Name of Country of Lead Company) Americas
For the Participating Companies in EMEA
For the Participating Companies in Asia Pacific
SCHEDULE OF PARTICIPATING COMPANIES
List of Participating Business Partner Companies and Participating IBM Companies
  IBM Business Partner Agreement Acceptance Document—United States
  Appendix A. Tables
  General Terms
Table of Contents
  IBM Business Partner Agreement Solution Provider and Reseller Attachment for Services
  Business Partner Agreement Remarketer Terms Attachment for Services
  IBM Business Partner Agreement International Attachment
  IBM Business Partner Agreement Attachment for Network and e-business Services for Remarketers
  AT&T Global Network Services
Gold Plan Credits
Performance Bonuses
  Service Description for IBM Application Hosting—EDI Services and IBM Application Hosting—Business Exchange Services
  IBM Global Services
AT&T Global Network Services IBM MSA—Managed Data Network Services Billing Element Table and additional Pricing for simple one-off solutions.
Standard MDNS MAC Installation charge
MDNS MAC Installation charges for Fixed Price site option are described below. FP MAC Installation Charge includes router, DSU/CSU, circuit. FP MAC Installation charge DO NOT include POTs Line.
MDNS Premium DBG, Analog or ISDN Backup, Installation charge, When installed WITH primary MAC Install
Appendix "A"
Appendix "B"